UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4367

Columbia Funds Series Trust I
(Exact name of registrant as specified in charter)

One Financial Center, Boston, Massachusetts			02111
(Address of principal executive offices)			(Zip code)

James R. Bordewick, Jr., Esq. Columbia Management Advisors, LLC One Financial Center Boston, MA 02111
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-617-426-3750

Date of fiscal year end:	September 30, 2007

Date of reporting period:	September 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

Columbia Management®

Columbia Equity Funds

Annual Report – September 30, 2007

■  Columbia Asset Allocation Fund

■  Columbia Large Cap Growth Fund

■  Columbia Disciplined Value Fund

■  Columbia Common Stock Fund

■  Columbia Small Cap Core Fund

NOT FDIC INSURED

NOT BANK ISSUED

May Lose Value

No Bank Guarantee

Table of contents

Economic Update	1

Columbia Asset Allocation Fund	2

Columbia Large Cap Growth Fund	7

Columbia Disciplined Value Fund	12

Columbia Common Stock Fund	17

Columbia Small Cap Core Fund	22

Financial Statements	27

Investment Portfolios	28

Statements of Assets and Liabilities	62

Statements of Operations	64

Statements of Changes in Net Assets	66

Financial Highlights	72

Notes to Financial Statements	99

Report of Independent Registered Public Accounting Firm	113

Unaudited Information	114

Fund Governance	115

Important Information About This Report	121

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific securities should not be construed as a recommendation or investment advice.

President's Message

Dear Shareholder:

Every six months, you receive a shareholder report for your Columbia Funds investment. We strive to bring you the information you need to make intelligent, informed investment decisions, in an attractive, easy-to-understand format.

We know that for many investors the information contained in shareholder reports can seem very technical, so we would like to take this opportunity to walk you through some of the sections in the beginning of your shareholder report, explain their purpose and point out some of the highlights we think you'll find useful. In future reports, we will discuss how to use the financial statements in your shareholder reports.

Performance Information

One of the first sections in your shareholder report is the Performance Information section, which contains several tables that illustrate how your fund has performed over time. These tables can be very useful for evaluating how your fund has performed versus its benchmark, though it's important to remember that past performance is not an indicator of future results.

Understanding Your Expenses

This section explains the ongoing costs associated with your Columbia Funds investment. It includes both general information about mutual fund expenses and specific information pertinent to your fund.

You can use the information to estimate the expenses you paid over the reporting period. You will need your account balance at the end of the period, which can be found by checking your most recent account statement, logging onto your account at www.columbiafunds.com, calling our service center at 800.345.6611 or contacting your financial advisor. Once you have your balance, the section explains how to calculate your estimated expenses step by step.

Portfolio Manager's Report

The Portfolio Manager's Report is where you will find your portfolio manager's thoughts on what happened during the reporting period. Commentary from your portfolio manager(s) includes a summary of the fund's performance, along with a comparison of the fund's performance versus the relevant peer group and benchmark indices.

The portfolio manager will also discuss market conditions that impacted the fund, as well as the investment strategy during the period. Please note: In semiannual reports, the portfolio manager's comments are included in the Fund Profile section.

Other Information

Every shareholder report includes a page containing "Important Information About This Report," which includes instructions for requesting additional copies of the shareholder report, as well as contact information for the fund's Transfer Agent, Distributor and Investment Advisor.

Annual reports contain additional information, such as an independent registered public accounting firm's report and biographies of the fund's trustees and officers. This information is not included in semiannual reports.

Shareholder reports can be delivered to you electronically through our eDelivery service. Using eDelivery can help your fund save money while at the same time preserve precious natural resources. For even more information about your fund, visit our web site at www.columbiafunds.com. There you will find prospectuses, shareholder reports and fund fact sheets for the funds in the Columbia Funds family.

We hope this guide to your shareholder report will help you get the most out of this important resource. Thank you for your business, and for your continued confidence in Columbia Funds.

Sincerely,

Christopher L. Wilson
President, Columbia Funds

Economic Update – Columbia Equity Funds

Despite an uptick early in 2007, the US economy experienced subpar growth for most of the 12-month period that began October 1, 2006 and ended September 30, 2007. An already fragile housing sector struggled to withstand turmoil in the subprime mortgage market, which issues loans to homebuyers with questionable credit records and/or little money for down payments. Rising delinquencies and foreclosures put additional pressure on home sales and triggered a credit crunch that reverberated through global markets. Rising energy prices pinched household budgets and higher industrial metals prices drove up manufacturing costs. Consumer spending growth tracked lower in the final months of the period, and consumer confidence retreated from a six-year high. In mid-August, the Federal Reserve Board (the Fed) stepped in to quiet the credit markets with a cut to its primary discount rate—the rate at which the Fed loans money to member banks. And in mid-September, the Fed cut another key short-term rate—the federal funds rate—to further loosen the reins on credit and inspire confidence in the capital markets, both at home and abroad.1

Despite volatility, stocks advanced broadly

Against a shifting economic backdrop, corporate profits were better than expected in the first half of 2007 and the US stock market staged a broad rally that took all major stock market averages higher for the 12-month period. However, the volatility that rocked the credit markets midway through the summer spilled over to the stock market and claimed some of its earlier gains. The S&P 500 Index returned 16.44% for the 12-month period. Large- and mid-cap stocks outperformed small-cap stocks, as measured by their respective Russell indices.2 Growth stocks outperformed value stocks by a significant margin. Stock markets outside the US did even better, as measured by the MSCI EAFE Index, which gained 24.86% for the period. Emerging stock markets, both collectively and individually, were the top performers. The MSCI Emerging Markets Index returned 58.63% while the MSCI China Index rose 134.42% as demand for exports as well as domestic infrastructure expansion continued.3

Bonds delivered respectable gains

The US bond market seesawed during the 12-month period. As investors anticipated a Fed rate cut, bond prices rose and yields declined across the maturity spectrum. However, a rate cut became less likely when the economy perked up in the second quarter and bond prices slid while yields rose. Then, in the final months of the period, yields fell and higher quality bond prices rose as investors retreated from riskier investments to the safety of the US Treasury market. The benchmark 10-year US Treasury yield ended the 12-month period at 4.59%—slightly lower than where it began the year. In this environment, the Lehman Brothers Aggregate Bond Index returned a respectable 5.14%. High-yield bonds continued to lead the fixed-income markets. However, their gains were cut short near the end of the period. The Merrill Lynch U.S. High Yield, Cash Pay Index returned 7.66%

1On October 31, 2007 the Fed lowered the fed funds rate by an additional one quarter of a percent to 4.50%.

2The Russell 1000 Index tracks the performance of 1000 of the largest U.S. companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell 2000 Index tracks the performance of the 2,000 smallest of the 3,000 largest US companies based on market capitalization. Securities may not match those in an index.

3The MSCI Morgan Stanley Capital International (MSCI) Emerging Markets Index is a free float-adjusted market capitalization index that measures equity market performance in the global emerging markets. The MSCI China Index is designed to broadly and fairly represent the full diversity of business activities in China. This index aims to capture 85% of the free float adjusted market capitalization in each industry group.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities may not match those in an index.

Summary

For the 12-month period that ended September 30, 2007

■   The broad US stock market, as measured by the S&P 500 Index, returned 16.44%. Stock markets outside the United States were even stronger, as measured by the MSCI EAFE Index.

S&P Index	MSCI Index

■   Despite volatility, the Lehman Brothers U.S. Aggregate Bond Index delivered a respectable return. High-yield bonds, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index, led the US fixedincome markets.

Lehman Index	Merrill Lynch Index

The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada.

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding with at least one year to final maturity.

The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Fund Profile – Columbia Asset Allocation Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 09/30/07

+14.24%

Class A shares (without sales charge)

+16.44%

S&P 500 Index

+5.14%

Lehman Brothers U.S. Aggregate Bond Index

Summary

■   For the 12-month period that ended September 30, 2007, the fund's Class A shares returned 14.24% without sales charge.

■   The fund outperformed its peer group, the Morningstar Moderate Allocation Category. Its return was higher than the 60/40 blended return of the S&P 500 Index and the Lehman Brothers U.S. Aggregate Bond Index.

■   A bias for equities over bonds proved to be a good tactical decision as was a decision to overweight large-cap and international stocks, which were strong performers during the period.

Portfolio Management

Vikram Kuriyan, PhD, is the lead manager of the fund and has managed the fund since August 2005. He has been associated with Columbia Advisers, LLC, or its predecessors or affiliate organizations since 2000.

Karen Wurdack, PhD, has co-managed the fund since August 2005 and has been associated with Columbia Advisers, LLC, or its predecessors or affiliate organizations since 1993.

Dr. Kuriyan and Dr. Wurdack are responsible for allocating the fund's assets among the various asset classes. The investment decisions for each asset class are made by professionals with expertise in that class.

Performance Information – Columbia Asset Allocation Fund

Growth of a $10,000 investment 10/01/97 – 09/30/07

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Asset Allocation Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Standard & Poor's (S&P) 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses, and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 10/01/97 – 09/30/07 ($)

Sales charge:	without	with
Class A	16,962	15,988
Class B	15,912	15,912
Class C	15,915	15,915
Class T	16,879	15,909
Class Z	17,317	n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.33
Class B	2.08
Class C	2.08
Class T	1.38
Class Z	1.08

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Average annual total return as of 09/30/07 (%)

Share class	A		B		C		T		Z
Inception	11/01/98		11/01/98		11/18/02		12/30/91		12/30/91
Sales charge	without	with	without	with	without	with	without	with	without
1-year	14.24	7.67	13.40	8.40	13.46	12.46	14.17	7.61	14.58
5-year	11.82	10.51	11.01	10.75	11.02	11.02	11.79	10.48	12.14
10-year	5.43	4.80	4.75	4.75	4.76	4.76	5.37	4.75	5.64

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and Class T shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

The returns for Class A and Class B shares include the returns of Prime A shares (for Class A shares) and Prime B shares (for Class B shares) of the Galaxy Asset Allocation Fund for periods prior to November 18, 2002, the date on which Class A and Class B were initially offered by the Fund. The returns shown for Class A shares and Class B shares also include the returns of Retail A shares of the Galaxy Asset Allocation Fund (adjusted, as necessary, to reflect the sales charges applicable to Class A shares and Class B shares, respectively), for periods prior to the inception of Prime A shares and Prime B shares (November 1, 1998). Class A and Class B shares generally would have had substantially similar returns to Prime A shares, Prime B shares and Retail A shares because they would have been invested in the same portfolio of securities, although returns would have been lower to the extent that expenses for Class A and Class B shares exceed expenses paid by Prime A shares and Retail A shares. The returns shown for Class C shares include the returns of Prime B Shares of the Galaxy Asset Allocation Fund (adjusted to reflect the sales charge applicable to Class C shares) for periods prior to November 18, 2002, the date on which Class C shares were initially offered by the Fund. The returns shown for Class C shares also include the returns of Retail A shares of the Galaxy Asset Allocation Fund (adjusted to reflect the sales charges applicable to Class C shares) for periods prior to the date of inception of Prime B shares (November 1, 1998). Class C shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class C shares exceed expenses paid by Retail A or Prime B Shares. Retail A shares of the Galaxy Asset Allocation Fund were initially offered on December 30, 1991. Class A, Class B and Class C shares were initially offered on November 18, 2002. The returns for Class T shares include the returns of Retail A shares (for Class T shares) of the Galaxy Asset Allocation Fund for periods prior to November 18, 2002, the date on which Class T shares were initially offered by the Fund. The returns for Class Z shares include returns of Trust shares of the Galaxy Asset Allocation Fund for periods prior to November 18, 2002, the date on which Class Z shares were initially offered by the Fund. Trust shares of the Galaxy Asset Allocation Fund were initially offered on December 30, 1991.

Understanding Your Expenses – Columbia Asset Allocation Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

04/01/07 – 09/30/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,064.68	1,018.40	6.88	6.73	1.33
Class B	1,000.00	1,000.00	1,060.72	1,014.64	10.75	10.50	2.08
Class C	1,000.00	1,000.00	1,061.42	1,014.64	10.75	10.50	2.08
Class T	1,000.00	1,000.00	1,064.28	1,018.15	7.14	6.98	1.38
Class Z	1,000.00	1,000.00	1,066.58	1,019.65	5.60	5.47	1.08

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Asset Allocation Fund

For the 12-month period that ended September 30, 2007, the fund's Class A shares returned 14.24% without sales charge. The fund's returns were higher than the 11.89% 60/40 blended return of its benchmark, the S&P 500 Index and the Lehman Brothers U.S. Aggregate Bond Index. The S&P 500 Index returned 16.44% and the Lehman Brothers U.S. Aggregate Bond Index returned 5.14%.1 The fund's return was also higher than the 12.89% average return of its peer group, the Morningstar Moderate Allocation Category.2 An overweight in equities, relative to the fund's 60/40 target allocation, proved to be a good tactical decision as equities outperformed bonds for the period. The fund also remained overweight in large cap and international stocks, which were strong performers during the period.

A bias for equities drove the fund's above-market returns

We maintained the fund's 62% allocation in equities during the 12-month period covered by this report, with an emphasis on large-cap stocks over mid- and small-caps. This positioning aided performance as equities outperformed bonds and large-cap stocks were strong performers during the period. A tilt toward growth stocks over value was another positive for performance. In addition, the fund's relative performance got a boost from the strong returns of all the domestic investment disciplines represented in the fund. Large-, mid- and small-cap growth and value positions all outperformed their respective Russell benchmarks—some by a significant margin.3 The fund's international allocation slightly underperformed its benchmark. However, the fund's international equities outpaced domestic equities by nearly 10 percentage points, pushing performance higher than the benchmark, which does not include foreign equities.

Fixed-income positions lagged benchmarks

The fund maintained a slight underweight in fixed income, which aided performance during the 12-month period. Both investment-grade and high-yield fixed-income positions were solid performers, but they fell slightly short of their benchmarks.

Looking ahead

Despite weakness in the US credit markets and lackluster job growth, particularly in the manufacturing sector, we believe that the US economy will grow at a modest, albeit slower, pace into 2008. The housing sector remains mired in a steep downturn. Yet, vehicles sales have been solid, shoring up consumer spending. And, a weak dollar

1The S&P 500 Index tracks the performance of 500 widely held, large capitalization US stocks. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, paydowns, and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Securities in the fund may not match those in an index.

2©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

3The Russell 1000 Value Index tracks the performance of those companies in the Russell Index with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Value Index measures the performance of those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000 Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 09/30/07 ($)

Class A	16.80
Class B	16.80
Class C	16.81
Class T	16.82
Class Z	16.82

Distributions declared per share

10/01/06 – 09/30/07 ($)

Class A	1.44
Class B	1.32
Class C	1.32
Class T	1.43
Class Z	1.48

Portfolio Managers' Report (continued) – Columbia Asset Allocation Fund

Top 5 equity sectors

as of 09/30/07 (%)

Financials	11.7
Information Technology	10.4
Industrials	7.1
Health Care	6.9
Energy	6.6

Top 10 equity holdings

as of 09/30/07 (%)

General Electric	1.2
Exxon Mobil	1.1
AT&T	0.9
Cisco Systems	0.8
United Technologies	0.8
Merck & Co.	0.8
Hewlett Packard	0.7
ACE	0.7
Hess	0.7
Google	0.6

Portfolio structure

as of 09/30/07 (%)

Common Stocks	62.0
Corporate Fixed-Income Bonds & Notes	11.1
Mortgage-Backed Securities	9.6
Government & Agency Obligations	4.6
Collateralized Mortgage Obligations	3.2
Commercial Mortgage-Backed Securities	2.9
Asset-Backed Securities	0.5
Convertible Bonds	0.2
Convertible Preferred Stocks	0.1
Investment Companies	0.1
Cash equivalent, net other assets & liabilities	5.7

Your fund is actively managed and the composition of its portfolio will change over time. Information provided is calculated as a percentage of net assets.

is likely to help improve both the trade balance and the manufacturing sector. We have positioned the portfolio to take advantage of this environment, and while diversification does not ensure a profit or guarantee against loss, we believe that the portfolio's broad diversification among stocks and bonds offers investors a potential cushion against disappointments.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in high-yield securities (commonly known as "junk" bonds) offers the potential for high current income and attractive total return, but involves certain risks. Changes in economic conditions or other circumstances may adversely affect a junk bond issuer's ability to make principal and interest payments. Rising interest rates tend to lower the value of all bonds. High-yield bonds issued by foreign entities have greater potential risks, including less regulation, currency fluctuations, economic instability and political developments.

The fund may be subject to the same types of risks associated with direct ownership of real estate including the decline of property value due to general, local and regional economic conditions.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Fund Profile – Columbia Large Cap Growth Fund

Summary

■   For the 12-month period that ended September 30, 2007, the fund's Class A shares returned 22.19% without sales charge.

■   The fund beat its benchmark, the Russell 1000 Growth Index, as well as its peer group, the Morningstar Large Growth Category average.

■   Strong stock selection, particularly in the technology, consumer discretionary and industrials sectors, drove the fund's returns.

Portfolio Management

Paul J. Berlinguet has managed or co-managed the fund since October 2003 and has been associated with Columbia Management Advisors, LLC, or its predecessors or affiliate organizations since 2003.

Edward P. Hickey has co-managed the fund since June 2005 and has been associated with Columbia Management Advisors, LLC, or its predecessors or affiliate organizations since 1998.

Roger R. Sullivan has co-managed the fund since June 2005 and has been associated with Columbia Management Advisors, LLC, or its predecessors or affiliate organizations since 2005.

Mary-Ann Ward has co-managed the fund since June 2005 and has been associated with Columbia Management Advisors, LLC, or its predecessors or affiliate organizations since 1997.

John T. Wilson has co-managed the fund since August 2005 and has been associated with Columbia Management Advisors, LLC, or its predecessors or affiliate organizations since 2005.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 09/30/07

+22.19%

Class A shares (without sales charge)

+19.35%

Russell 1000 Growth Index

Morningstar Style Box

The Morningstar Style Box(TM) reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows a fund's investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 09/30/07.

Performance Information – Columbia Large Cap Growth Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.04
Class B	1.79
Class C	1.79
Class E	1.14
Class F	1.79
Class T	1.09
Class Z	0.79

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment 10/01/97 – 09/30/07

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Large Cap Growth Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 10/01/97 – 09/30/07 ($)

Sales charge	without	with
Class A	16,344	15,406
Class B	15,294	15,294
Class C	15,306	15,306
Class E	16,327	15,592
Class F	15,288	15,288
Class T	16,192	15,263
Class Z	16,801	n/a

Average annual total return as of 09/30/07 (%)

Share class	A		B		C		E		F		T		Z
Inception	11/01/98		11/01/98		11/18/02		09/22/06		09/22/06		12/14/90		12/14/90
Sales charge	without	with	without	with	without	with	without	with	without	with	without	with	without
1-year	22.19	15.16	21.31	16.31	21.34	20.34	22.07	16.58	21.26	16.26	22.14	15.12	22.53
5-year	12.98	11.65	12.12	11.87	12.14	12.14	12.96	11.92	12.11	11.86	12.88	11.56	13.28
10-year	5.04	4.42	4.34	4.34	4.35	4.35	5.02	4.54	4.34	4.34	4.94	4.32	5.33

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and Class T shares, 4.50% for Class E shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B and Class F shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

The returns for Class E and Class F shares include the returns of Class A shares (for Class E shares) and Class B shares (for Class F shares) of the Fund for periods prior to September 22, 2006, the date on which Class E and Class F shares were initially offered by the Fund. The returns for Class A and Class B shares include the returns of Prime A shares (for Class A shares) and Prime B shares (for Class B shares) of the Galaxy Equity Growth Fund for periods prior to November 18, 2002, the date on which Class A and Class B shares were initially offered by the Fund. The returns shown for Class A shares and Class B shares also include the returns of Retail A shares of the Galaxy Equity Growth Fund (adjusted, as necessary, to reflect the sales charges applicable to Class A shares and Class B shares, respectively) for periods prior to the date of inception of Prime A shares and Prime B shares (November 1, 1998). Class E and Class F shares generally would have had substantially similar returns to Class A and Class B shares, respectively. Class A and Class B shares generally would have had substantially similar returns to Prime A shares, Prime B shares and Retail A shares because they would have been invested in the same portfolio of securities, although returns would have been lower to the extent that expenses for Class A and Class B shares exceed expenses paid by Prime A shares, Prime B shares, respectively, or Retail A shares. The returns shown for Class C shares include the returns of Prime B shares of the Galaxy Equity Growth Fund (adjusted to reflect the sales charge applicable to Class C shares) for periods prior to November 18, 2002, the date on which Class C shares were initially offered by the Fund. The returns shown for Class C shares also include the returns of Retail A shares of the Galaxy Equity Growth Fund (adjusted to reflect the sales charges applicable to Class C shares) for periods prior to the date of inception of Prime B shares (November 1, 1998). Class C shares generally would have had substantially similar returns because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class C shares exceed expenses paid by Retail A and Prime B shares. The returns for Class T shares include the returns of Retail A shares of the Galaxy Equity Growth Fund for periods prior to November 18, 2002, the date on which Class T shares were initially offered by the Fund. Retail A shares were initially offered on December 14, 1990. The returns for Class Z shares include returns of Trust shares of the Galaxy Equity Growth Fund for periods prior to November 18, 2002, the date on which Class Z shares were initially offered by the Fund. Trust shares of the Galaxy Equity Growth Fund were initially offered on December 14, 1990.

Understanding Your Expenses – Columbia Large Cap Growth Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

04/01/07 – 09/30/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,133.41	1,020.21	5.19	4.91	0.97
Class B	1,000.00	1,000.00	1,129.00	1,016.44	9.18	8.69	1.72
Class C	1,000.00	1,000.00	1,129.40	1,016.44	9.18	8.69	1.72
Class E	1,000.00	1,000.00	1,133.11	1,019.70	5.72	5.42	1.07
Class F	1,000.00	1,000.00	1,129.00	1,016.44	9.18	8.69	1.72
Class T	1,000.00	1,000.00	1,133.01	1,019.95	5.45	5.16	1.02
Class Z	1,000.00	1,000.00	1,134.62	1,021.46	3.85	3.65	0.72

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Large Cap Growth Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 09/30/07 ($)

Class A	26.76
Class B	25.12
Class C	25.14
Class E	26.74
Class F	25.11
Class T	26.58
Class Z	27.32

Distributions declared per share

10/01/06 – 09/30/07 ($)

Class A	0.40
Class B	0.37
Class C	0.37
Class E	0.39
Class F	0.37
Class T	0.40
Class Z	0.41

For the 12-month period that ended September 30, 2007, the fund's Class A shares returned 22.19% without sales charge. The fund beat both the 19.35% return of its benchmark, the Russell 1000 Growth Index1 and the 20.57% average return of its peer group, the Morningstar Large Growth Category.2 Stock selection was the primary contributor to the fund's strong returns, with notable gains from the technology, consumer discretionary and industrials sectors. The fund, which stayed diversified across sectors, focused on companies we believed had strong competitive positions, high sustainable profits, good balance sheets and above-average earning growth prospects. Large-cap growth stocks outpaced value and smaller-cap stocks, benefiting from attractive valuations, favorable intrinsic growth characteristics and exposure overseas.

Standouts from technology sector

Technology stocks, the largest sector in the Russell index and the fund, gave the biggest boost to returns, largely because of the fund's bias toward communications equipment and Internet-related stocks. Winners included aQuantive, a digital media and advertising company that rallied sharply following a substantial buyout offer, and CommScope, a fiber-optic and communications cabling company fueled by growth in digital communications. An overweight in Google, the Internet search engine, also helped, as online advertising market share gains and new initiatives propelled the stock higher. Both aQuantive and CommScope were sold from the portfolio.

Added strength from consumer discretionary and industrials

In the consumer discretionary sector, the fund did well by seeking to avoid stocks vulnerable to slower consumer spending and favoring less traditional segments, including leisure and gaming. Top performers included GameStop, a large electronics games retailer benefiting from the new video game console cycle, and Las Vegas Sands, a casino operator with ties to the developing gaming center of Macau in the Far East. Within industrials, aerospace and defense investments aided returns, as spending increased for new and replacement equipment. Among the standouts was Precision Castparts Corp. (PCP), which supplies high performance metal components to the aerospace industry. We sold PCP because it reached our price objective.

Mixed performance in health care

Health care returns, although positive, lagged the sector average. Most of the underperformance came during the first half of the year, caused by the fund's underweight in strong-performing medical device companies and an overweight in biotechnology stocks, including Amgen Inc. and Varian Medical Systems, which were sold. Offsetting these disappointments were strong returns from Thermo

1The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Portfolio Managers' Report (continued) – Columbia Large Cap Growth Fund

Fisher Scientific, a laboratory testing and supplies company formed from the merger of Thermo Electron and Fisher Scientific, and Cytyc, a women's health diagnostics company.

Cautious optimism for large-cap growth stocks

Notwithstanding concerns about subprime mortgage issues and high energy costs, we believe large-cap growth companies are well positioned going forward, with broad global exposure that can help them benefit from strong economic growth overseas. In addition, we believe that the earnings growth outlook for large-cap growth stocks is more constructive than for many economically sensitive stocks found in value indexes. Finally, while diversification does not ensure a profit or guarantee against loss, we believe that the fund's diversification may help contain downside risk in a volatile market environment.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

International investing may involve certain risks, including foreign taxation, currency fluctuations, risks associated with possible differences in financial standards and other monetary and political risks. Significant levels of foreign taxes, including potentially confiscatory levels of taxation and withholding taxes, may also apply to some foreign investments.

Investing in growth stocks incurs the possibility of losses because their prices are sensitive to changes in current or expected earnings.

Top 5 sectors

as of 09/30/07 (%)

Information Technology	29.0
Heath Care	16.8
Industrials	12.4
Consumer Discretionary	11.8
Consumer Staples	10.8

Sector breakdown is calculated as a percentage of total investments excluding short-term investments and securities lending collateral.

Top 10 holdings

as of 09/30/07 (%)

Cisco Systems	3.5
Google	2.8
Microsoft	2.3
Intel	2.2
Goldman Sachs Group	2.0
Merck & Co.	1.9
PepsiCo	1.9
Schering-Plough	1.6
Apple	1.6
International Business Machines	1.6

Your fund is actively managed and the composition of its portfolio will change over time. Holdings are calculated as a percentage of net assets.

Fund Profile – Columbia Disciplined Value Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 09/30/07

+15.00%

Class A shares (without sales charge)

+14.45%

Russell 1000 Value Index

Morningstar Style Box

The Morningstar Style Box(TM) reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows a fund's investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 09/30/07.

Summary

■   For the 12-month period that ended September 30, 2007, the fund's Class A shares returned 15.00% without sales charge.

■   The fund's return was higher than that of its benchmark, the Russell 1000 Value Index, and the average return of its peer group, the Lipper Multi-Cap Value Funds Classification.

■   Stock selection accounted for the fund's strong relative performance. Industrials and energy holdings were significant contributors to the fund's return.

Portfolio Management

Vikram Kuriyan has managed or co-managed the fund since June 2005 and has been associated with the advisor or its predecessors or affiliate organizations since 2000.

Performance Information – Columbia Disciplined Value Fund

Growth of a $10,000 investment 10/01/97 – 09/30/07

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Disciplined Value Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Russell 1000 Value Index measures the performance of those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses, and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 10/01/97 – 09/30/07 ($)

Sales charge	without	with
Class A	19,677	18,543
Class B	18,222	18,222
Class C	18,192	18,192
Class T	19,610	18,480
Class Z	20,302	n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.27
Class B	2.02
Class C	2.02
Class T	1.32
Class Z	1.02

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Average annual total return as of 09/30/07 (%)

Share class	A		B		C		T		Z
Inception	11/25/02		11/25/02		11/25/02		09/01/88		09/01/88
Sales charge	without	with	without	with	without	with	without	with	without
1-year	15.00	8.37	14.12	9.12	14.15	13.15	15.01	8.38	15.29
5-year	17.03	15.66	16.10	15.88	16.06	16.06	16.95	15.58	17.32
10-year	7.00	6.37	6.18	6.18	6.17	6.17	6.97	6.33	7.34

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and Class T shares, the applicable maximum contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Class A, Class B and Class C are newer classes of shares. Their performance information includes returns of the Retail A shares (for Class A shares) and Retail B shares (for Class B and Class C shares) of the Galaxy Equity Value Fund for periods prior to November 25, 2002, the date on which Class A, Class B and Class C shares were initially offered by the Fund. The returns shown for Class B and Class C shares also include the performance of Retail A shares of the Galaxy Equity Value Fund for periods prior to the inception of Retail B shares (March 4, 1996). Class B and Class C shares generally would have had substantially similar returns to Retail A or Retail B shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class B and Class C shares exceed expenses paid by Retail A shares. The returns have not been restated to reflect any differences in expenses (such as 12b-1 fees) between any of the predecessor shares and the newer classes of shares. The returns for Class T shares include the returns of Retail A shares of the Galaxy Equity Value Fund for periods prior to November 25, 2002, the date on which Class T shares were initially offered by the Fund. Retail A shares were initially offered on September 1, 1988. The returns for Class Z shares include returns of Trust shares of the Galaxy Equity Value Fund for periods prior to November 25, 2002, the date on which Class Z shares were initially offered by the Fund. Trust shares of the Galaxy Equity Value Fund were initially offered on September 1, 1988.

Understanding Your Expenses – Columbia Disciplined Value Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

04/01/07 – 09/30/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,044.12	1,018.85	6.35	6.28	1.24
Class B	1,000.00	1,000.00	1,039.21	1,015.09	10.17	10.05	1.99
Class C	1,000.00	1,000.00	1,040.01	1,015.09	10.18	10.05	1.99
Class T	1,000.00	1,000.00	1,043.82	1,018.60	6.61	6.53	1.29
Class Z	1,000.00	1,000.00	1,045.12	1,020.10	5.08	5.01	0.99

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Disciplined Value Fund

For the 12-month period that ended September 30, 2007, the fund's Class A shares returned 15.00% without sales charge. The fund outperformed its benchmark, the Russell 1000 Value Index, which returned 14.45%1, and the 13.55% average return of its peer group, the Lipper Multi-Cap Value Funds Classification.2 Stock selection was the principal contributor to the fund's return during the period, with holdings in the industrials and energy sectors providing the largest boost to returns. Strong performance from several stocks in the materials, utilities and consumer discretionary sectors also aided relative returns, as did a lack of exposure to financial stocks that were hurt by a pullback in the real estate and mortgage lending areas.

Stock selection generated strong returns, led by industrials and energy holdings

Industrials holdings Raytheon and KBR increased significantly in value during the year due to expectations for continued defense spending. Engine maker Cummins also generated outstanding results on escalating demand from emerging markets and growth in its generator business. Buoyed by rising energy prices, the energy sector shone, with fund holdings Exxon Mobil, Marathon Oil and Frontier Oil all producing outstanding results. In the materials sector, the fund benefited from a significant weight in Lyondell Chemical which rose on the company's announced acquisition by rival Dutch chemical company, Basell Holdings. Independent power producer Mirant Corporation also contributed strong performance, generated by a successful strategy to reduce debt and shed non-core assets. Within the consumer discretionary sector, McDonald's and hotel operator Wyndham Worldwide were key contributors to the fund's returns. An underweight position in Countrywide Financial and lack of exposure to the REIT sector also helped returns. Countrywide was hurt by the subprime crisis and REITs underperformed due to a softening real estate market and credit concerns.

Health care and technology holdings falter

Holdings in the health care sector, including Pfizer and King Pharmaceuticals performed poorly and detracted from the fund's return. The US consumer also came under pressure during the period, which detracted from results for consumer staples stocks, including fund holdings SUPERVALU and Kraft Foods. We subsequently sold Kraft due to deterioration of its operational results. Performance from technology holdings was mixed. An overweight relative to the index in Lexmark International produced disappointing results as did an underweight in IBM which generated strong performance during the period. Likewise, an underweight in AT&T in the

1The Russell 1000 Value Index tracks the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 09/30/07 ($)

Class A	16.32
Class B	15.47
Class C	15.44
Class T	16.33
Class Z	16.69

Distributions declared per share

10/01/06 – 09/30/07 ($)

Class A	1.62
Class B	1.50
Class C	1.50
Class T	1.61
Class Z	1.66

Portfolio Manager's Report (continued) – Columbia Disciplined Value Fund

Top 5 sectors

as of 09/30/07 (%)

Financials	32.3
Energy	14.5
Industrials	10.4
Consumer Discretionary	7.7
Consumer Staples	7.7

Sector breakdown is calculated as a percentage of total investments excluding short-term investments and securities lending collateral.

Top 10 holdings

as of 09/30/07 (%)

Exxon Mobil	7.6
JPMorgan Chase	4.2
Citigroup	4.0
Chevron	3.9
Wells Fargo	3.2
Morgan Stanley	3.1
Sprint Nextel	2.9
Goldman Sachs Group	2.9
General Electric	2.7
Marathon Oil	2.6

Your fund is actively managed and the composition of its portfolio will change over time. Holdings are calculated as a percentage of net assets.

telecommunications sector hurt the fund's return relative to the benchmark when the stock outperformed on expectations for accelerated earnings growth.

Looking ahead

During the period, concerns about a slowing domestic economy caused investors to exhibit a stronger preference for companies with growth characteristics as compared to value-oriented stocks. Subsequent turmoil in the markets over the valuation of sub-prime mortgage loans forced the liquidation of highly leveraged assets and sparked a liquidity crisis which virtually froze problematic assets of all types. We view these headwinds as temporary and believe the fund's strategy of buying higher quality companies at reasonable prices can continue to produce rewarding returns over longer time horizons.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small- and mid-cap stocks may present special risks. They tend to be more volatile and may be less liquid than the stocks of larger companies. Small-cap stocks often have narrower markets, limited financial resources and tend to be more thinly traded than stocks of larger companies.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor's assessment of a company's prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

Fund Profile – Columbia Common Stock Fund

Summary

■  For the 12-month period that ended September 30, 2007, the fund's Class A shares returned 19.82% without sales charge. The fund outperformed its benchmark index and peer group.

■  The fund's above-market performance was the result of superior stock selection across a variety of industry groups.

■  The fund's unifying investment focus was mature growth stocks, which had been out of investor favor for several years.

Portfolio Management

Guy W. Pope has co-managed Columbia Common Stock Fund since March 2005 and has been associated with the advisor or its predecessors or affiliate organizations since 1993.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 09/30/07

+19.82%

Class A shares (without sales charge)

+16.90%

Russell 1000 Index

Morningstar Style Box

The Morningstar Style Box(TM) reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows a fund's investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 09/30/07.

Performance Information – Columbia Common Stock Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.26
Class B	2.01
Class C	2.01
Class T	1.31
Class Z	1.01

*The annual operating expense ratio is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Growth of a $10,000 investment 10/01/97 – 09/30/07

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Common Stock Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Russell 1000 Index tracks the performance of 1000 of the largest US companies, based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 10/01/97 – 09/30/07 ($)

Sales charge	without	with
Class A	17,062	16,079
Class B	15,949	15,949
Class C	15,959	15,959
Class T	16,895	15,921
Class Z	17,437	n/a

Average annual total return as of 09/30/07 (%)

Share class	A		B		C		T		Z
Inception	11/01/98		11/01/98		12/09/02		02/12/93		12/14/92
Sales charge	without	with	without	with	without	with	without	with	without
1-year	19.82	12.90	18.94	13.94	18.93	17.93	19.70	12.83	20.13
5-year	14.43	13.09	13.56	13.32	13.57	13.57	14.34	13.00	14.72
10-year	5.49	4.86	4.78	4.78	4.79	4.79	5.38	4.76	5.72

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and Class T shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or redemption of fund shares.

The returns for Class A and Class B shares include the returns of Prime A shares (for Class A shares) and Prime B shares (for Class B shares) of the Galaxy Growth & Income Fund for periods prior to December 9, 2002, the date on which Class A and Class B shares were initially offered by the Fund. The returns shown for Class A shares and Class B shares also include the returns of Retail A shares of the Galaxy Growth & Income Fund (adjusted to reflect the sales charge applicable to Class A and Class B shares, respectively) for periods prior to the inception of Prime A and Prime B shares (November 1, 1998). Class A and Class B shares generally would have had substantially similar returns to Prime A and Prime B shares, respectively, and Retail A shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class A and Class B shares exceed expenses paid by Prime A and Prime B shares, respectively, or Retail A shares. The returns shown for Class C shares include the returns of Prime B shares of the Galaxy Growth & Income Fund (adjusted to reflect the sales charge applicable to Class C shares) for periods prior to December 9, 2002, the date on which Class C shares were initially offered. The returns shown for Class C shares also include the returns of Retail A shares of the Galaxy Growth & Income Fund (adjusted to reflect the sales charges applicable to Class C shares) for periods prior to the inception of Prime B shares (November 1, 1998). Class C shares generally would have had substantially similar returns to Retail A or Prime B shares because they would have been invested in the same portfolio of securities, although the returns would have been lower to the extent that expenses for Class C shares exceed expenses paid by Retail A and Prime B shares. The returns for Class T shares include the returns of Retail A shares of the Galaxy Growth & Income Fund for periods prior to December 9, 2002, the date on which Class T shares were initially offered by the Fund. Retail A shares were initially offered on February 12, 1993. The returns for Class Z shares include returns of Trust shares of the Galaxy Growth & Income Fund for periods prior to December 9, 2002, the date on which Class Z shares were initially offered by the Fund, and returns of Trust shares of the Shawmut Fund (whose shares were initially offered on December 14, 1992), for periods prior to December 14, 1995.

Understanding Your Expenses – Columbia Common Stock Fund

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■   For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

04/01/07 – 09/30/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,103.88	1,019.35	6.01	5.77	1.14
Class B	1,000.00	1,000.00	1,099.72	1,015.59	9.95	9.55	1.89
Class C	1,000.00	1,000.00	1,099.62	1,015.59	9.95	9.55	1.89
Class T	1,000.00	1,000.00	1,103.88	1,019.10	6.28	6.02	1.19
Class Z	1,000.00	1,000.00	1,105.49	1,020.61	4.70	4.51	0.89

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Manager's Report – Columbia Common Stock Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 09/30/07 ($)

Class A	15.51
Class B	14.67
Class C	14.68
Class T	15.40
Class Z	15.60

Distributions declared per share

10/01/06 – 09/30/07 ($)

Class A	1.17
Class B	1.17
Class C	1.17
Class T	1.17
Class Z	1.20

For the 12-month period that ended September 30, 2007, the fund's Class A shares returned 19.82% without sales charge. That was higher than the 16.90% return of the fund's benchmark, the Russell 1000 Index,1 and higher than the average return of the fund's peer group, the Morningstar Large Blend Category, which was 16.48% for the same period.2 Superior stock selection across several industries produced a meaningful premium to the market's return.

The investment climate was favorable throughout much of the period, as the economy produced solid growth without generating inflationary pressures outside the comfort zone of the Federal Reserve Board (the Fed). The major stock indices yielded double-digit returns, which the fund was able to better through a consistent yet eclectic application of its contrarian investment style. The fund concentrated its attention on quality growth companies, whose valuations were attractive to us after having lagged behind economically sensitive companies for several years. Growth stocks ended up being revalued upward in a variety of industries during the period.

Specific outperforming stocks included Internet infrastructure company VeriSign, a major holding within the information technology sector. Oil service companies Transocean and Weatherford International benefited from ongoing activity in deep water drilling. Holdings such as Hilton Hotels and MedImmune were bought out at sizable premiums. Finally, financial investments such as Berkshire Hathaway, Unum Group, and Charles Schwab outperformed the market even as the subprime mortgage crisis and ensuing credit crunch created instability throughout the lending industry.

Although we had underweighted the major brokerages and other capital-markets companies for much of the year, we were able to purchase stocks such as Goldman Sachs Group at prices we found attractive when financial stocks retreated dramatically toward the end of the period. These purchases quickly paid off when the sector rebounded, in part because the Fed reduced the federal funds rate from 5.25% to 4.75% in an effort to supply liquidity to the struggling credit markets.

Our main disappointments were the result of sector allocations. Because our focus was on stable, attractively valued growth companies, we missed opportunities within sectors such as materials and utilities, both of which handily beat the market during the period. And while health care as a whole produced positive returns, the fund would have been better served had we trimmed its overweight position in health care stocks and diverted it into areas such as information technology.

1The Russell 1000 Index tracks the performance of 1000 of the largest US companies, based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2©2007 Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Portfolio Manager's Report (continued) – Columbia Common Stock Fund

Looking forward, our stock selection will hinge on our thesis of a slowing economy. Our research efforts are now concentrated on companies that can execute their business strategies even in a challenging macroeconomic environment. In addition, as we are aware that market volatility could increase in the months ahead, we plan to continue our efforts to buy quality companies on weakness whenever such opportunities arise.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity investments are subject to stock market fluctuations that occur in response to economic and business developments.

Top 5 sectors

as of 09/30/07 (%)

Information Technology	22.7
Financials	19.7
Health Care	14.5
Energy	11.6
Industrials	10.3

Sector breakdown is calculated as a percentage of total investments excluding short-term investments and securities lending collateral.

Top 10 holdings

as of 09/30/07 (%)

General Electric	4.0
Microsoft	3.7
Cisco Systems	3.0
ConocoPhillips	3.0
Coca-Cola	2.9
Google	2.6
eBay	2.5
Berkshire Hathaway	2.5
Abbott Laboratories	2.4
JPMorgan Chase	2.3

Your fund is actively managed and the composition of its portfolio will change over time. Holdings are calculated as a percentage of net assets.

Fund Profile – Columbia Small Cap Core Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1-year return as of 09/30/07

+13.30%

Class A shares (without sales charge)

+12.34%

Russell 2000 Index

+14.93%

S&P Small Cap 600 Index

Morningstar Style Box

The Morningstar Style Box(TM) reveals a fund's investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows a fund's investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond's duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar's database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 09/30/07.

Summary

■  For the 12-month period that ended September 30, 2007, the fund's Class A shares returned 13.30% without sales charge.

■  The fund produced strong results relative to its benchmark, the Russell 2000 Index. The fund underperformed its benchmark, the S&P SmallCap 600 Index and its peer group, the Morningstar Small Blend Category.

■  Selected information technology and consumer discretionary holdings held back performance. The fund also benefited from an underweight in financials, during a rocky period for the sector.

Portfolio Management

Peter Larson is the lead manager of the fund and has been associated with Columbia Management Advisors, LLC, or its predecessors or affiliate organizations since 1963.

Richard D'Auteuil has co-managed the fund since September 2005 and has been associated with Columbia Management Advisors, LLC, or its predecessors or affiliate organizations since 1993.

Allyn Seymour has co-managed the fund since September 2005 and has been associated with Columbia Management Advisors, LLC, or its predecessors or affiliate organizations since 1993.

Alfred F. Alley has co-managed the fund since January 2007 and has been associated with Columbia Management Advisors, LLC, or its predecessors or affiliate organizations since 2005.

Performance Information – Columbia Small Cap Core Fund

Growth of a $10,000 investment 10/01/97 – 09/30/07

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Small Cap Core Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Russell 2000 Index tracks the performance of the 2,000 smallest of the 3,000 largest US companies, based on market capitalization. The Standard & Poor's (S&P) SmallCap 600 Composite Index tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 10/01/97 – 09/30/07 ($)

Sales charge	without	with
Class A	26,896	25,350
Class B	25,098	25,098
Class C	25,105	25,105
Class T	26,533	25,008
Class Z	27,561	n/a

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.22%
Class B	1.97%
Class C	1.97%
Class T	1.27%
Class Z	0.97%

*The annual operating expense ration is as stated in the fund's prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

Average annual total return as of 09/30/07 (%)

Share class	A		B		C		T		Z
Inception	11/01/98		11/01/98		11/18/02		02/12/93		12/14/92
Sales charge	without	with	without	with	without	with	without	with	without
1-year	13.30	6.80	12.49	7.49	12.41	11.41	13.22	6.72	13.56
5-year	16.59	15.22	15.71	15.49	15.72	15.72	16.51	15.14	16.89
10-year	10.40	9.75	9.64	9.64	9.64	9.64	10.25	9.60	10.67

The "with sales charge" returns include the maximum initial sales charge of 5.75% for Class A and Class T shares, the applicable contingent deferred sales charge of 5.00% in the first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The "without sales charge" returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund's prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes a shareholder may pay on fund distributions or the redemption of fund shares.

On October 7, 2005, Columbia Small Cap Fund was renamed Columbia Small Cap Core Fund. Prior to November 18, 2002, the Fund was named Galaxy Small Cap Value Fund, and offered Retail A, Retail B, Trust, Prime A and Prime B share classes. On that day, the fund changed its name to Liberty Small Cap Fund and began offering Class A, B, C and Z shares. The returns for Class A and Class B shares include returns of Prime A shares and Retail A shares (for Class A shares) and Prime B shares and Retail A shares (for Class B shares) of the former Galaxy Small Cap Value Fund for periods prior to the inception of Class A and Class B shares. Class C share performance information includes returns of the Retail A shares of the former Galaxy Small Cap Value Fund for periods prior to the inception of Class C shares. The returns for Class T shares include the returns of Retail A shares of the Galaxy Small Cap Value Fund for periods prior to November 18, 2002. Retail A shares were initially offered on February 12, 1993. The returns for Class Z shares include the returns of Trust shares of the Galaxy Small Cap Value Fund, for periods prior to November 18, 2002, and returns of Trust shares of the Small Cap portfolio of The Shawmut Funds, the predecessor to the Galaxy Small Cap Value Fund, for periods prior to December 4, 1995. Total returns are not restated to reflect any expense differential (such as Rule 12b-1 fees) between any of the share classes. Had the expense differential been reflected, the returns for the periods prior to the inception of Class A, Class B and Class C shares would have been lower.

Understanding Your Expenses – Columbia Small Cap Core Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■  For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■  For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.

1.  Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.

2.  In the section of the table below titled "Expenses paid during the period," locate the amount for your share class. You will find this number in the column labeled "actual." Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund's expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the "actual" column is calculated using the fund's actual operating expenses and total return for the period. The amount listed in the "hypothetical" column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund's actual expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

04/01/07 – 09/30/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,027.22	1,018.85	6.30	6.28	1.24
Class B	1,000.00	1,000.00	1,023.51	1,015.09	10.09	10.05	1.99
Class C	1,000.00	1,000.00	1,022.91	1,015.09	10.09	10.05	1.99
Class T	1,000.00	1,000.00	1,027.02	1,018.60	6.56	6.53	1.29
Class Z	1,000.00	1,000.00	1,027.78	1,020.10	5.03	5.01	0.99

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund's most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

Portfolio Managers' Report – Columbia Small Cap Core Fund

For the 12-month period that ended September 30, 2007, the fund's Class A shares returned 13.30% without sales charge. The fund's benchmarks, the S&P SmallCap 600 Composite Index and the Russell 2000 Index, returned 14.93% and 12.34%, respectively, for the same period.1 The average return of the fund's peer group, the Morningstar Small Blend Category, was 13.61%.2 Stock selection in the industrials sectors had a positive impact on performance while stock selection in the information technology and consumer discretionary sectors detracted from performance. The fund also benefited from an underweight in financials during a rocky period for the sector.

Industrials stocks were the biggest contributors to performance

The portfolio has been overweight in industrials for several years, and many holdings were purchased when industrial companies were out of favor with investors. While we reduced the fund's position in industrials over the period, individual stocks continued to do well, as robust demand and tight supply for products and services led to stronger earnings. The portfolio's largest position was Armor Holdings, a manufacturer of vehicle and body armor. The company was a top performer for more than a year; and during the period, it was bought by BAE Systems, a global defense and aerospace company based in the United Kingdom. FTI Consulting, a firm that advises companies facing unfavorable situations, such as legal and financial problems, also enhanced return. Among the fund's materials holdings, Spartech, a plastics producer, fell short of our expectations. The stock declined because of disappointing earnings and the unexpected resignation of the company's CEO. We believe Spartech's problems may be temporary, and the stock remains in the portfolio.

Merger & Acquisition activity had positive impact on performance in financials sector

While most of the fund's financial stocks suffered during the market turbulence that was triggered by the subprime mortgage problem, the fund owned financial holdings that were takeover targets and they added to return. Performance in the financial sector was also enhanced by several insurance companies that were acquired, including Hub Group, Bristol West Holdings, Ohio Casualty and Midland Acquisition activity also benefited some of the portfolio's real estate investment trusts (REITs), and Innkeepers USA Trust and Highland Hospitality are examples. An underweight in financials also worked in the fund's favor during the period.

1The Russell 2000 Index tracks the performance of the 2,000 smallest of the 3,000 largest US companies based on market capitalization. The Standard & Poor's (S&P) SmallCap 600 Composite Index tracks the performance of 600 domestic companies traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

2©2007, Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an "expert" under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 09/30/07 ($)

Class A	20.01
Class B	18.75
Class C	18.76
Class T	19.78
Class Z	20.33

Distributions declared per share

10/01/06 – 09/30/07 ($)

Class A	2.21
Class B	2.21
Class C	2.21
Class T	2.21
Class Z	2.21

Portfolio Managers' Report (continued) – Columbia Small Cap Core Fund

Top 5 sectors

as of 09/30/07 (%)

Information Technology	21.8
Industrials	19.7
Health Care	17.8
Consumer Discretionary	15.4
Financials	11.4

Sector breakdown is calculated as a percentage of total investments excluding short-term investments.

Top 10 holdings

as of 09/30/07 (%)

Benchmark Electronics	2.3
Res-Care	1.9
FTI Consulting	1.2
Albany International	1.2
H.B. Fuller	1.1
Kforce	1.1
PolyMedica	1.1
EMCOR Group	1.1
LSI Industries	1.1
Unifirst	1.0

Your fund is actively managed and the composition of its portfolio will change over time. Holdings are calculated as a percentage of net assets.

Information technology and consumer discretionary stocks disappointed

The fund had a slight overweight in the information technology sector, which detracted from results during the period because investors gravitated toward better known, more liquid, larger and highly valued technology companies instead of the smaller, more growth oriented technology companies targeted by the fund. However, we believe that the portfolio's technology holdings have the potential to outperform when smaller technology companies come back into favor.

Certain consumer discretionary stocks lost ground during the period. RC2, a toy manufacturer, declined when it was discovered that some of its products contain lead and were removed from the market. Rent-A-Center also worked against the fund. We believe that the sell-off in Rent-A-Center may be connected to the rising number of subprime mortgage defaults, as a portion of the company's customer base may have been affected by these problems. We think that the pullback in RC2 and in Rent-A-Center was overdone, and the stocks continue to be part of the portfolio.

In January, we began using quantitative analysis to select stocks for a small portion of the fund's assets. However, this approach has only been in place for a short time and had little impact on the fund's performance during the period, except—in a positive vein—to help lessen some of the fund's disappointments in technology.

A cautious outlook for small-cap stocks

Several of our portfolio companies have announced that their third-quarter earnings may be weaker than expected, and we are awaiting forecasts to help us determine if this earnings fall-off could be a long-term problem or a temporary situation caused by the market volatility that resulted from the subprime mortgage debacle. We have maintained a conservative portfolio and we continue to seek investment opportunities among small-cap stocks with attractive valuations and the potential to boost performance over the long term.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for the fund may differ from that presented for other Columbia Funds.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investments in small-cap stocks may be subject to greater volatility and price fluctuations because they may be thinly traded and less liquid than investments in larger companies.

Financial Statements – Columbia Equity Funds
September 30, 2007

A guide to understanding your fund's financial statements

Investment Portfolio	The investment portfolio details all of the fund's holdings and their market value as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the fund's assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund's liabilities (including any unpaid expenses) from the total of the fund's investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. This statement also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund's net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement demonstrates how the fund's net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. This statement also details changes in the number of shares outstanding.

Financial Highlights	The financial highlights demonstrate how the fund's net asset value per share was affected by the fund's operating results. The financial highlights table also discloses performance for each class of shares and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

Investment Portfolio – Columbia Asset Allocation Fund, September 30, 2007

Common Stocks – 62.0%
	Shares	Value ($)
Consumer Discretionary – 5.9%
Auto Components – 0.4%
American Axle & Manufacturing Holdings, Inc.	300	7,575
BorgWarner, Inc.	950	86,954
Continental AG	2,112	291,939
Denso Corp.	8,600	322,805
Goodyear Tire & Rubber Co. (a)(b)	12,300	374,043
Johnson Controls, Inc.	600	70,866
Modine Manufacturing Co.	590	15,706
Stanley Electric Co., Ltd.	11,100	266,400
Auto Components Total		1,436,288
Automobiles – 0.3%
Dongfeng Motor Group	314,000	273,464
Ford Motor Co. (a)	6,200	52,638
General Motors Corp.	5,000	183,500
Peugeot SA	4,220	348,249
Toyota Motor Corp.	6,200	362,948
Automobiles Total		1,220,799
Distributors – 0.0%
Building Materials Holding Corp.	1,270	13,437
Distributors Total		13,437
Diversified Consumer Services – 0.4%
Apollo Group, Inc., Class A (a)	18,070	1,086,911
Capella Education Co. (a)	939	52,499
DeVry, Inc.	1,180	43,672
Regis Corp.	530	16,912
Sotheby's	792	37,850
Strayer Education, Inc.	249	41,989
Diversified Consumer Services Total		1,279,833
Hotels, Restaurants & Leisure – 0.9%
Ambassadors Group, Inc.	810	30,861
Bob Evans Farms, Inc.	500	15,090
Buffalo Wild Wings, Inc. (a)	730	27,536
California Pizza Kitchen, Inc. (a)	1,420	24,950
CEC Entertainment, Inc. (a)	400	10,748
Chipotle Mexican Grill, Inc., Class A (a)	379	44,771
Ctrip.com International Ltd., ADR	907	46,983
Genting Berhad	86,400	204,369
Landry's Restaurants, Inc.	690	18,257
Las Vegas Sands Corp. (a)(b)	4,096	546,488
McDonald's Corp.	10,620	578,472
O'Charleys, Inc.	520	7,883
P.F. Chang's China Bistro, Inc. (a)	730	21,608
Paddy Power PLC	9,303	326,048
Royal Caribbean Cruises Ltd.	500	19,515
Scientific Games Corp., Class A (a)	1,680	63,168

	Shares	Value ($)
Starwood Hotels & Resorts Worldwide, Inc.	15,740	956,205
Vail Resorts, Inc. (a)	797	49,645
WMS Industries, Inc. (a)	2,723	90,131
Yum! Brands, Inc.	2,410	81,530
Hotels, Restaurants & Leisure Total		3,164,258
Household Durables – 0.7%
American Greetings Corp., Class A	1,300	34,320
CSS Industries, Inc.	420	15,107
Ethan Allen Interiors, Inc.	490	16,018
Furniture Brands International, Inc.	1,060	10,748
Garmin Ltd.	910	108,654
JM AB	4,800	115,653
Kimball International, Inc., Class B	820	9,332
Matsushita Electric Industrial Co., Ltd.	12,000	224,083
Newell Rubbermaid, Inc.	27,800	801,196
Skyline Corp.	433	13,025
Sony Corp., ADR (b)	22,500	1,081,350
Tempur-Pedic International, Inc.	1,565	55,949
Household Durables Total		2,485,435
Internet & Catalog Retail – 0.3%
Amazon.com, Inc. (a)	8,900	829,035
Priceline.com, Inc. (a)	1,391	123,451
Shutterfly, Inc. (a)	970	30,953
Internet & Catalog Retail Total		983,439
Leisure Equipment & Products – 0.1%
Hasbro, Inc.	1,200	33,456
Nautilus Group, Inc.	801	6,384
Nikon Corp.	8,000	273,437
Leisure Equipment & Products Total		313,277
Media – 0.5%
Knology, Inc. (a)	1,930	32,289
Liberty Global, Inc., Class A (a)	970	39,789
Marvel Entertainment, Inc. (a)	1,190	27,894
National CineMedia, Inc.	1,300	29,120
Regal Entertainment Group, Class A	3,220	70,679
Viacom, Inc., Class B (a)	24,200	943,074
Vivendi	11,371	479,571
Media Total		1,622,416
Multiline Retail – 1.0%
99 Cents Only Stores (a)	730	7,497
J.C. Penney Co., Inc.	15,300	969,561
Macy's, Inc.	17,196	555,775
Nordstrom, Inc. (b)	16,080	753,991
Saks, Inc.	3,800	65,170
Target Corp.	14,600	928,122
Multiline Retail Total		3,280,116

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund, September 30, 2007

Common Stocks (continued)
	Shares	Value ($)
Specialty Retail – 0.6%
Aeropostale, Inc. (a)	1,260	24,016
America's Car-Mart, Inc. (a)	1,601	18,107
Collective Brands, Inc. (a)	590	13,015
GameStop Corp., Class A (a)	14,574	821,245
Guess ?, Inc.	1,144	56,090
Hibbett Sports, Inc. (a)	1,510	37,448
Home Depot, Inc.	13,800	447,672
J Crew Group, Inc. (a)	1,660	68,890
Men's Wearhouse, Inc.	980	49,510
Monro Muffler Brake, Inc.	640	21,626
OfficeMax, Inc.	11,800	404,386
Rent-A-Center, Inc. (a)	1,099	19,925
Tiffany & Co.	1,510	79,048
TJX Companies, Inc.	1,810	52,617
Zale Corp. (a)	510	11,801
Specialty Retail Total		2,125,396
Textiles, Apparel & Luxury Goods – 0.7%
Coach, Inc. (a)	2,270	107,303
CROCS, Inc. (a)	1,810	121,722
Delta Apparel, Inc.	460	7,866
Hampshire Group Ltd. (a)	851	12,892
Hartmarx Corp. (a)	1,613	7,904
K-Swiss, Inc., Class A	400	9,164
NIKE, Inc., Class B	15,400	903,364
Nisshinbo Industries, Inc.	30,000	415,245
Phillips-Van Heusen Corp.	1,000	52,480
Polo Ralph Lauren Corp.	7,500	583,125
Volcom, Inc. (a)	754	32,060
Warnaco Group, Inc. (a)	1,370	53,526
Wolverine World Wide, Inc.	920	25,208
Textiles, Apparel & Luxury Goods Total		2,331,859
Consumer Discretionary Total		20,256,553
Consumer Staples – 5.5%
Beverages – 1.5%
Central European Distribution Corp. (a)	240	11,498
Coca-Cola Co.	14,400	827,568
Diageo PLC, ADR	16,851	1,478,338
Fomento Economico Mexicano SAB de CV, ADR	23,028	861,247
Heineken NV	7,215	473,408
MGP Ingredients, Inc.	1,259	12,930
Pepsi Bottling Group, Inc.	3,600	133,812
PepsiCo, Inc.	19,800	1,450,548
Beverages Total		5,249,349
Food & Staples Retailing – 1.1%
BJ's Wholesale Club, Inc. (a)	480	15,917
Costco Wholesale Corp.	9,300	570,741

	Shares	Value ($)
CVS Caremark Corp.	28,700	1,137,381
Kroger Co.	33,690	960,839
Longs Drug Stores Corp.	240	11,921
Massmart Holdings Ltd.	25,108	302,474
Metro, Inc., Class A	7,021	247,057
Ruddick Corp.	360	12,074
Sysco Corp.	16,800	597,912
Weis Markets, Inc.	760	32,444
Food & Staples Retailing Total		3,888,760
Food Products – 0.7%
American Italian Pasta Co., Class A (a)	800	6,588
Bunge Ltd.	530	56,949
China Milk Products Group Ltd.	195,000	170,214
ConAgra Foods, Inc.	38,400	1,003,392
Dean Foods Co.	2,200	56,276
Flowers Foods, Inc.	851	18,552
Fresh Del Monte Produce, Inc.	643	18,486
Hershey Co.	2,100	97,461
J & J Snack Foods Corp.	418	14,555
Lancaster Colony Corp.	450	17,177
Lance, Inc.	610	14,042
Maui Land & Pineapple Co., Inc. (a)	480	14,611
Ralcorp Holdings, Inc. (a)	360	20,095
Reddy Ice Holdings, Inc.	676	17,826
Toyo Suisan Kaisha Ltd.	9,000	168,984
Tyson Foods, Inc., Class A	6,155	109,867
Unilever PLC	10,533	333,004
Wm. Wrigley Jr. Co.	910	58,449
Food Products Total		2,196,528
Household Products – 0.6%
Clorox Co.	1,400	85,386
Colgate-Palmolive Co.	17,500	1,248,100
Procter & Gamble Co.	11,000	773,740
Household Products Total		2,107,226
Personal Products – 0.5%
Avon Products, Inc.	37,300	1,399,869
Chattem, Inc. (a)	1,233	86,951
Estee Lauder Companies, Inc., Class A	1,200	50,952
Personal Products Total		1,537,772
Tobacco – 1.1%
Altria Group, Inc.	20,926	1,454,985
Imperial Tobacco Group PLC	4,906	224,923
Japan Tobacco, Inc.	93	510,909
Loews Corp. - Carolina Group	17,900	1,471,917
Tobacco Total		3,662,734
Consumer Staples Total		18,642,369

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund, September 30, 2007

Common Stocks (continued)
	Shares	Value ($)
Energy – 6.6%
Energy Equipment & Services – 1.9%
Atwood Oceanics, Inc. (a)	633	48,462
Cameron International Corp. (a)	990	91,367
Complete Production Services, Inc. (a)	342	7,004
Diamond Offshore Drilling, Inc.	1,160	131,416
Dril-Quip, Inc. (a)	750	37,013
FMC Technologies, Inc. (a)	1,340	77,264
GlobalSantaFe Corp.	5,300	402,906
Grant Prideco, Inc. (a)	1,102	60,081
Grey Wolf, Inc. (a)	2,380	15,589
Halliburton Co. (b)	45,204	1,735,834
Key Energy Services, Inc. (a)	700	11,900
Lufkin Industries, Inc.	352	19,367
National-Oilwell Varco, Inc. (a)	3,715	536,818
Noble Corp.	1,720	84,366
Oil States International, Inc. (a)	300	14,490
Rowan Companies, Inc.	975	35,666
Schlumberger Ltd. (b)	7,300	766,500
Technip SA, ADR	500	44,584
Tetra Technologies, Inc. (a)	2,510	53,061
TGS Nopec Geophysical Co. ASA (a)	18,050	367,925
Tidewater, Inc.	600	37,704
Transocean, Inc. (a)	9,500	1,073,975
TriCo Marine Services, Inc. (a)	671	19,996
W-H Energy Services, Inc. (a)	790	58,263
Weatherford International Ltd. (a)	8,800	591,184
Energy Equipment & Services Total		6,322,735
Oil, Gas & Consumable Fuels – 4.7%
Alpha Natural Resources, Inc. (a)	700	16,261
Atlas America, Inc.	590	30,462
ATP Oil & Gas Corp. (a)	889	41,810
Aurora Oil & Gas Corp. (a)	1,382	1,990
Berry Petroleum Co., Class A	840	33,256
Bill Barrett Corp. (a)	1,070	42,169
Bois d'Arc Energy, Inc. (a)	540	10,352
BP PLC, ADR	7,972	552,858
Chesapeake Energy Corp.	1,520	53,595
Comstock Resources, Inc. (a)	240	7,402
ConocoPhillips	17,138	1,504,202
Continental Resources, Inc. (a)	4,404	79,888
Denbury Resources, Inc. (a)	2,290	102,340
Devon Energy Corp.	7,100	590,720
Exxon Mobil Corp.	39,575	3,663,062
Foundation Coal Holdings, Inc.	940	36,848
Frontier Oil Corp.	1,360	56,630
Harvest Natural Resources, Inc. (a)	1,570	18,746
Hess Corp.	34,075	2,267,010
Newfield Exploration Co. (a)	12,500	602,000
Nordic American Tanker Shipping	475	18,639

	Shares	Value ($)
Occidental Petroleum Corp.	26,700	1,710,936
Overseas Shipholding Group, Inc.	680	52,244
Peabody Energy Corp.	2,480	118,718
PetroChina Co., Ltd., Class H	234,000	434,116
Range Resources Corp.	1,960	79,694
Royal Dutch Shell PLC, Class B	7,108	291,539
Southwestern Energy Co. (a)	12,771	534,466
Statoil ASA	9,900	337,170
Stone Energy Corp. (a)	310	12,403
Swift Energy Co. (a)	220	9,002
Tesoro Corp.	800	36,816
Total SA	10,585	856,442
Western Refining, Inc.	432	17,530
Williams Companies, Inc.	3,880	132,153
XTO Energy, Inc.	23,320	1,442,109
Yanzhou Coal Mining Co., Ltd., Class H	148,000	302,005
Oil, Gas & Consumable Fuels Total		16,097,583
Energy Total		22,420,318
Financials – 11.7%
Capital Markets – 1.5%
Affiliated Managers Group, Inc. (a)	880	112,209
Calamos Asset Management, Inc., Class A	1,882	53,129
Credit Suisse Group, Registered Shares	8,131	539,305
Deutsche Bank AG, Registered Shares	4,090	526,666
GFI Group, Inc. (a)	916	78,886
Goldman Sachs Group, Inc.	9,100	1,972,334
Janus Capital Group, Inc.	1,497	42,335
Lazard Ltd., Class A	1,260	53,424
Morgan Stanley	8,800	554,400
Piper Jaffray Companies, Inc. (a)	410	21,976
State Street Corp. (c)	14,000	954,240
T. Rowe Price Group, Inc.	1,410	78,523
Thomas Weisel Partners Group, Inc. (a)	746	10,824
UBS AG, Registered Shares	2,738	147,086
Waddell & Reed Financial, Inc., Class A	1,920	51,898
Capital Markets Total		5,197,235
Commercial Banks – 3.9%
ABN AMRO Holding NV	5,087	267,124
Australia & New Zealand Banking Group Ltd.	9,113	239,635
BancFirst Corp.	346	15,525
Banco Bilbao Vizcaya Argentaria SA	25,748	603,042
Banco Santander Central Hispano SA	36,178	700,180

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund, September 30, 2007

Common Stocks (continued)
	Shares	Value ($)
BancTrust Financial Group, Inc.	678	10,794
Bank of Granite Corp.	1,078	14,639
Bank of Hawaii Corp.	1,900	100,415
Bank of Ireland	15,871	293,850
BankFinancial Corp.	1,000	15,820
Barclays PLC	43,679	531,089
Beneficial Mutual Bancorp, Inc. (a)	371	3,617
BNP Paribas	5,222	570,725
Bryn Mawr Bank Corp.	657	14,296
Bumiputra-Commerce Holdings Berhad	44,800	140,238
Capitol Bancorp Ltd.	775	19,243
Central Pacific Financial Corp.	620	18,104
Chemical Financial Corp.	910	22,068
City National Corp.	1,200	83,412
Columbia Banking System, Inc.	580	18,456
Comerica, Inc.	1,800	92,304
Community Trust Bancorp, Inc.	428	12,857
Cullen/Frost Bankers, Inc.	1,400	70,168
DBS Group Holdings Ltd.	17,000	246,107
First Citizens BancShares, Inc., Class A	103	17,963
First Financial Corp.	620	18,786
First National Bank of Alaska	6	12,300
HBOS PLC	13,139	245,596
HSBC Holdings PLC	27,052	500,404
Industrial Bank of Korea	10,100	217,177
KeyCorp	2,300	74,359
Marshall & Ilsley Corp.	17,608	770,702
Mass Financial Corp., Class A (a)	1,750	7,350
Merchants Bancshares, Inc.	633	14,717
Mizuho Financial Group, Inc.	42	238,021
Northrim BanCorp, Inc.	597	14,877
PNC Financial Services Group, Inc. (b)	11,346	772,663
S&T Bancorp, Inc.	301	9,659
Sandy Spring Bancorp, Inc.	77	2,319
Societe Generale	3,017	505,615
South Financial Group, Inc.	1,040	23,650
Sterling Bancorp NY	1,010	14,140
SVB Financial Group (a)	1,200	56,832
Swedbank AB, Class A	6,700	223,773
Taylor Capital Group, Inc.	665	18,573
TCF Financial Corp.	2,700	70,686
U.S. Bancorp (b)	44,639	1,452,107
UMB Financial Corp.	670	28,716
United Overseas Bank Ltd	31,000	460,460
Wachovia Corp.	27,379	1,373,057
Wells Fargo & Co.	48,666	1,733,483
Westpac Banking Corp.	15,474	390,416
Whitney Holding Corp.	1,010	26,644
Zions Bancorporation	1,125	77,254
Commercial Banks Total		13,476,007

	Shares	Value ($)
Consumer Finance – 0.4%
Advance America Cash Advance Centers, Inc.	2,120	22,620
Advanta Corp., Class B	1,522	41,733
American Express Co.	18,100	1,074,597
Cash America International, Inc.	1,010	37,976
First Cash Financial Services, Inc. (a)	2,590	60,658
ORIX Corp.	810	183,208
Consumer Finance Total		1,420,792
Diversified Financial Services – 1.4%
CIT Group, Inc.	1,200	48,240
Citigroup, Inc.	40,052	1,869,227
CME Group, Inc.	1,658	973,826
Fortis	8,240	242,457
ING Groep NV	6,255	277,387
IntercontinentalExchange, Inc. (a)	350	53,165
JPMorgan Chase & Co.	30,703	1,406,811
Medallion Financial Corp.	1,538	16,749
Portfolio Recovery Associates, Inc.	580	30,780
Diversified Financial Services Total		4,918,642
Insurance – 2.9%
ACE Ltd.	37,900	2,295,603
Ambac Financial Group, Inc. (b)(c)	22,545	1,418,306
American International Group, Inc.	10,335	699,163
American Physicians Capital, Inc.	495	19,285
Assurant, Inc.	1,600	85,600
Aviva PLC	18,037	271,372
Axis Capital Holdings Ltd. (c)	8,706	338,751
Baldwin & Lyons, Inc., Class B	640	17,478
Baloise Holding AG, Registered Shares	3,117	315,160
Brit Insurance Holdings PLC	55,423	386,888
CNA Surety Corp. (a)	1,110	19,569
Commerce Group, Inc.	730	21,513
Delphi Financial Group, Inc., Class A	710	28,698
EMC Insurance Group, Inc.	561	14,580
Genworth Financial, Inc., Class A	26,100	802,053
Harleysville Group, Inc.	500	15,990
Hartford Financial Services Group, Inc.	8,152	754,468
Horace Mann Educators Corp.	1,131	22,292
IPC Holdings Ltd.	400	11,540
Loews Corp.	15,700	759,095
Milano Assicurazioni SpA	26,583	222,398
National Western Life Insurance Co., Class A	57	14,590
Navigators Group, Inc. (a)	694	37,650
Old Republic International Corp.	2,687	50,354
Phoenix Companies, Inc.	1,830	25,821
Platinum Underwriters Holdings Ltd.	2,100	75,516
ProAssurance Corp. (a)	730	39,325
ProCentury Corp.	1,401	20,497

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund, September 30, 2007

Common Stocks (continued)
	Shares	Value ($)
Prudential Financial, Inc.	7,500	731,850
RLI Corp.	396	22,461
Security Capital Assurance Ltd.	1,270	29,007
Swiss Reinsurance, Registered Shares	4,545	404,476
United America Indemnity Ltd., Class A (a)	1,190	25,597
Insurance Total		9,996,946
Real Estate Investment Trusts (REITs) – 0.8%
Alexandria Real Estate Equities, Inc.	600	57,756
Boston Properties, Inc.	550	57,145
CapitalSource, Inc.	2,310	46,754
Colonial Properties Trust	450	15,435
Digital Realty Trust, Inc.	1,048	41,281
Equity Residential Property Trust	1,100	46,596
Franklin Street Properties Corp.	1,344	23,184
General Growth Properties, Inc. (b)	10,500	563,010
Getty Realty Corp.	520	14,144
Healthcare Realty Trust, Inc.	820	21,861
Home Properties, Inc.	234	12,210
iStar Financial, Inc.	2,120	72,059
Lexington Realty Trust	1,065	21,311
Nationwide Health Properties, Inc.	690	20,790
Plum Creek Timber Co., Inc. (b)	21,640	968,606
Potlatch Corp.	590	26,568
ProLogis	1,000	66,350
Rayonier, Inc.	9,300	446,772
Sun Communities, Inc.	840	25,267
Swa Relt Ltd. (d)	1,200	2,136
Universal Health Realty Income Trust	490	17,410
Urstadt Biddle Properties, Inc., Class A	1,000	15,470
Real Estate Investment Trusts (REITs) Total		2,582,115
Real Estate Management & Development – 0.1%
Jones Lang LaSalle, Inc.	260	26,718
Swire Pacific Ltd., Class A	23,500	284,835
Real Estate Management & Development Total		311,553
Thrifts & Mortgage Finance – 0.7%
Bank Mutual Corp.	1,380	16,270
Brookline Bancorp, Inc.	1,780	20,630
Corus Bankshares, Inc.	1,795	23,371
Fannie Mae	22,800	1,386,468
Flagstar BanCorp, Inc.	1,720	16,736
PMI Group, Inc. (c)	2,200	71,940
TrustCo Bank Corp. NY	1,330	14,537
Washington Federal, Inc.	560	14,706
Washington Mutual, Inc. (b)	19,000	670,890
Westfield Financial, Inc.	1,350	13,108
Thrifts & Mortgage Finance Total		2,248,656
Financials Total		40,151,946

	Shares	Value ($)
Health Care – 6.9%
Biotechnology – 0.9%
Acadia Pharmaceuticals, Inc. (a)	835	12,567
Alexion Pharmaceuticals, Inc. (a)	640	41,696
Alkermes, Inc. (a)	1,786	32,862
Amylin Pharmaceuticals, Inc. (a)	1,520	76,000
ArQule, Inc. (a)	2,410	17,183
Array Biopharma, Inc. (a)	2,228	25,021
BioMarin Pharmaceuticals, Inc. (a)(b)	23,177	577,107
Celgene Corp. (a)	12,810	913,481
Cephalon, Inc. (a)	790	57,717
Cepheid, Inc. (a)	1,540	35,112
Cubist Pharmaceuticals, Inc. (a)	599	12,657
CV Therapeutics, Inc. (a)	1,190	10,686
Genzyme Corp. (a)	7,100	439,916
Gilead Sciences, Inc. (a)	13,500	551,745
Medarex, Inc. (a)	2	28
Myriad Genetics, Inc. (a)	334	17,418
Omrix Biopharmaceuticals, Inc. (a)	906	31,991
Onyx Pharmaceuticals, Inc. (a)	1,001	43,564
Regeneron Pharmaceuticals, Inc. (a)	668	11,890
Seattle Genetics, Inc. (a)	2,012	22,615
United Therapeutics Corp. (a)	605	40,257
Biotechnology Total		2,971,513
Health Care Equipment & Supplies – 0.7%
Align Technology, Inc. (a)	640	16,211
Analogic Corp.	220	14,027
Beckman Coulter, Inc.	1,683	124,138
C.R. Bard, Inc.	8,800	776,072
China Medical Technologies, Inc.	590	25,246
Cytyc Corp. (a)(b)	19,100	910,115
Gen-Probe, Inc. (a)	1,046	69,643
Haemonetics Corp. (a)	420	20,756
Hologic, Inc. (a)	930	56,730
Hospira, Inc. (a)	1,850	76,683
Immucor, Inc. (a)	868	31,031
Intuitive Surgical, Inc. (a)	327	75,210
Kyphon, Inc. (a)	180	12,600
Mentor Corp.	856	39,419
Mindray Medical International Ltd., ADR	1,020	43,809
OraSure Technologies, Inc. (a)	1,900	19,095
Palomar Medical Technologies, Inc. (a)	1,110	31,624
St. Jude Medical, Inc. (a)	1,270	55,969
STERIS Corp.	1,070	29,243
Vital Signs, Inc.	180	9,385
Wright Medical Group, Inc. (a)	2,830	75,901
Health Care Equipment & Supplies Total		2,512,907

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund, September 30, 2007

Common Stocks (continued)
	Shares	Value ($)
Health Care Providers & Services – 1.4%
Amedisys, Inc. (a)	330	12,679
AmSurg Corp. (a)	530	12,227
Brookdale Senior Living, Inc.	1,220	48,568
Chemed Corp.	340	21,134
CIGNA Corp.	26,500	1,412,185
Community Health Systems, Inc. (a)	1,500	47,160
Coventry Health Care, Inc. (a)	9,890	615,257
Cross Country Healthcare, Inc. (a)	990	17,295
Express Scripts, Inc. (a)	14,040	783,713
Gentiva Health Services, Inc. (a)	1,040	19,978
Healthways, Inc. (a)	520	28,064
Kindred Healthcare, Inc. (a)	910	16,298
Laboratory Corp. of America Holdings (a)	750	58,673
McKesson Corp.	17,180	1,010,012
Medco Health Solutions, Inc. (a)	4,970	449,238
MWI Veterinary Supply, Inc. (a)	700	26,425
NovaMed, Inc. (a)	2,154	9,370
Owens & Minor, Inc.	500	19,045
Pediatrix Medical Group, Inc. (a)	1,340	87,663
Psychiatric Solutions, Inc. (a)	834	32,760
Quest Diagnostics, Inc.	1,308	75,563
RehabCare Group, Inc. (a)	524	9,217
Res-Care, Inc. (a)	1,020	23,297
U.S. Physical Therapy, Inc. (a)	580	8,584
Universal Health Services, Inc., Class B	700	38,094
VistaCare, Inc. (a)	879	5,749
Health Care Providers & Services Total		4,888,248
Health Care Technology – 0.0%
Allscripts Healthcare Solutions, Inc. (a)	3,390	91,632
Health Care Technology Total		91,632
Life Sciences Tools & Services – 0.8%
Bio-Rad Laboratories, Inc., Class A (a)	270	24,435
Covance, Inc. (a)	940	73,226
eResearchTechnology, Inc. (a)	2,356	26,835
Illumina, Inc. (a)	1,923	99,765
Millipore Corp. (a)	600	45,480
PAREXEL International Corp. (a)	760	31,365
Pharmaceutical Product Development, Inc.	2,100	74,424
PharmaNet Development Group, Inc. (a)	830	24,095
Thermo Fisher Scientific, Inc. (a)	23,370	1,348,917
Varian, Inc. (a)	1,730	110,045
Waters Corp. (a)	10,928	731,302
Life Sciences Tools & Services Total		2,589,889

	Shares	Value ($)
Pharmaceuticals – 3.1%
Abbott Laboratories	14,300	766,766
Adams Respiratory Therapeutics, Inc. (a)	440	16,958
Allergan, Inc.	1,750	112,822
Alpharma, Inc., Class A	710	15,166
AstraZeneca PLC	10,137	507,140
Biovail Corp.	17,072	296,541
Hi-Tech Pharmacal Co., Inc. (a)	1,262	14,980
Johnson & Johnson	26,600	1,747,620
Kyowa Hakko Kogyo Co., Ltd.	17,000	174,430
Medicis Pharmaceutical Corp., Class A	1,613	49,213
Merck & Co., Inc.	51,200	2,646,528
Novartis AG, Registered Shares	13,504	743,148
Novo-Nordisk A/S, Class B	1,375	166,353
Ono Pharmaceutical Co., Ltd.	4,100	219,411
Roche Holding AG, Genusschein Shares	2,741	496,714
Salix Pharmaceuticals Ltd. (a)	1,620	20,120
Schering-Plough Corp.	51,900	1,641,597
Sciele Pharma, Inc. (a)	490	12,750
Shire PLC, ADR (b)	8,790	650,284
Takeda Pharmaceutical Co., Ltd.	5,100	358,054
Pharmaceuticals Total		10,656,595
Health Care Total		23,710,784
Industrials – 7.1%
Aerospace & Defense – 2.4%
AAR Corp. (a)	822	24,939
Boeing Co.	7,600	797,924
Ceradyne, Inc. (a)	460	34,840
Curtiss-Wright Corp.	770	36,575
Esterline Technologies Corp. (a)	610	34,801
Goodrich Corp. (c)	28,960	1,975,941
Hexcel Corp. (a)	922	20,939
Honeywell International, Inc.	8,900	529,283
L-3 Communications Holdings, Inc.	10,880	1,111,283
Moog, Inc., Class A (a)	330	14,500
MTU Aero Engines Holding AG	4,383	267,009
Precision Castparts Corp.	750	110,985
Raytheon Co.	6,000	382,920
Rockwell Collins, Inc.	1,300	94,952
Rolls-Royce Group PLC (a)	11,798	126,031
Spirit Aerosystems Holdings, Inc., Class A (a)	1,639	63,823
United Technologies Corp.	33,280	2,678,374
Aerospace & Defense Total		8,305,119

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund, September 30, 2007

Common Stocks (continued)
	Shares	Value ($)
Air Freight & Logistics – 0.0%
C.H. Robinson Worldwide, Inc.	1,230	66,776
Expeditors International Washington, Inc.	899	42,523
HUB Group, Inc., Class A (a)	830	24,925
Air Freight & Logistics Total		134,224
Airlines – 0.1%
AirTran Holdings, Inc. (a)	1,020	10,037
Allegiant Travel Co. (a)	1,395	42,296
British Airways PLC (a)	21,022	164,883
JetBlue Airways Corp. (a)	1,215	11,202
Skywest, Inc.	710	17,871
Airlines Total		246,289
Building Products – 0.1%
Geberit AG, Registered Shares	2,357	308,328
Goodman Global, Inc. (a)	614	14,662
Lennox International, Inc.	430	14,534
Masco Corp.	2,100	48,657
NCI Building Systems, Inc. (a)	590	25,494
Universal Forest Products, Inc.	300	8,970
Building Products Total		420,645
Commercial Services & Supplies – 0.5%
ABM Industries, Inc.	520	10,390
Casella Waste Systems, Inc., Class A (a)	970	12,164
CBIZ, Inc. (a)	1,310	10,415
Consolidated Graphics, Inc. (a)	570	35,790
Dun & Bradstreet Corp.	430	42,402
Equifax, Inc.	1,300	49,556
FTI Consulting, Inc. (a)	840	42,260
Geo Group, Inc. (a)	1,560	46,192
Healthcare Services Group, Inc.	1,253	25,398
Huron Consulting Group, Inc. (a)	510	37,036
IHS, Inc., Class A (a)	1,686	95,242
IKON Office Solutions, Inc.	1,090	14,007
Kenexa Corp. (a)	890	27,394
Korn/Ferry International (a)	800	13,208
Monster Worldwide, Inc. (a)	1,530	52,112
Navigant Consulting, Inc. (a)	870	11,014
Randstad Holding NV	6,305	340,834
Stericycle, Inc. (a)	1,200	68,592
TeleTech Holdings, Inc. (a)	937	22,404
United Stationers, Inc. (a)	320	17,766
Waste Management, Inc.	18,900	713,286
Commercial Services & Supplies Total		1,687,462
Construction & Engineering – 0.1%
EMCOR Group, Inc. (a)	890	27,911
Foster Wheeler Ltd. (a)	640	84,019
Jacobs Engineering Group, Inc. (a)	1,100	83,138

	Shares	Value ($)
KHD Humboldt Wedag International Ltd. (a)	1,200	36,600
Peab AB	15,600	168,659
Peab Industri AB (a)(d)	7,800	72,625
Construction & Engineering Total		472,952
Electrical Equipment – 0.6%
ABB Ltd., ADR	17,453	457,792
AMETEK, Inc.	1,260	54,457
Belden CDT, Inc.	980	45,972
Cooper Industries Ltd., Class A	1,200	61,308
First Solar, Inc. (a)(b)	4,897	576,573
General Cable Corp. (a)	1,000	67,120
Genlyte Group, Inc. (a)	410	26,347
II-VI, Inc. (a)	1,020	35,220
Roper Industries, Inc.	1,100	72,050
SunPower Corp., Class A (a)	490	40,582
Suntech Power Holdings Co., Ltd., ADR (a)	13,400	534,660
Woodward Governor Co.	1,430	89,232
Electrical Equipment Total		2,061,313
Industrial Conglomerates – 1.8%
3M Co.	12,800	1,197,824
General Electric Co.	98,087	4,060,802
Keppel Corp. Ltd.	42,000	405,426
McDermott International, Inc. (a)	4,080	220,646
Textron, Inc.	1,450	90,205
Industrial Conglomerates Total		5,974,903
Machinery – 1.2%
Actuant Corp., Class A	711	46,194
Astec Industries, Inc. (a)	671	38,549
Barnes Group, Inc.	2,338	74,629
Bucyrus International, Inc., Class A	570	41,570
Caterpillar, Inc.	8,000	627,440
Cummins, Inc.	770	98,475
Eaton Corp.	8,000	792,320
EnPro Industries, Inc. (a)	710	28,826
Georg Fischer AG, Registered Shares (a)	418	287,778
Harsco Corp.	1,490	88,312
Joy Global, Inc.	1,200	61,032
Kadant, Inc. (a)	307	8,596
Kennametal, Inc.	1,200	100,776
Komatsu Ltd.	8,500	283,737
Mori Seiki Co., Ltd.	6,100	156,909
Parker Hannifin Corp.	4,700	525,601
SKF AB, Class B	12,600	265,453
Tennant Co.	540	26,298
Terex Corp. (a)	1,200	106,824
Valmont Industries, Inc.	136	11,540

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund, September 30, 2007

Common Stocks (continued)
	Shares	Value ($)
Volvo AB, Class B	15,750	274,378
Wabtec Corp.	1,096	41,056
Machinery Total		3,986,293
Marine – 0.0%
Alexander & Baldwin, Inc.	1,100	55,143
Kirby Corp. (a)	1,300	57,382
Marine Total		112,525
Road & Rail – 0.1%
Amerco, Inc. (a)	230	14,596
Canadian Pacific Railway Ltd.	900	63,261
Celadon Group, Inc. (a)	2,023	23,811
Dollar Thrifty Automotive Group, Inc. (a)	330	11,448
Genesee & Wyoming, Inc., Class A (a)	1,336	38,530
Heartland Express, Inc.	780	11,138
Landstar System, Inc.	960	40,291
Ryder System, Inc.	310	15,190
Werner Enterprises, Inc.	1,420	24,353
Road & Rail Total		242,618
Trading Companies & Distributors – 0.2%
Hitachi High-Technologies Corp.	6,300	143,853
Itochu Corp.	36,000	436,013
Kaman Corp.	620	21,427
Watsco, Inc.	540	25,072
Trading Companies & Distributors Total		626,365
Industrials Total		24,270,708
Information Technology – 10.4%
Communications Equipment – 2.2%
Anaren, Inc. (a)	2,112	29,779
Bel Fuse, Inc., Class B	300	10,398
Black Box Corp.	401	17,147
Blue Coat Systems, Inc. (a)	680	53,557
Cisco Systems, Inc. (a)	82,745	2,739,687
Comverse Technology, Inc. (a)	2,100	41,580
Corning, Inc.	34,700	855,355
Dycom Industries, Inc. (a)	860	26,342
F5 Networks, Inc. (a)	13,200	490,908
Finisar Corp. (a)	5,270	14,756
Foundry Networks, Inc. (a)	1,343	23,865
Harris Corp.	990	57,212
Ixia (a)	2,057	17,937
Juniper Networks, Inc. (a)	1,890	69,193
NETGEAR, Inc. (a)	816	24,823
Nokia Oyj	22,630	856,195
Nokia Oyj, ADR	25,600	971,008
Polycom, Inc. (a)	3,030	81,386
QUALCOMM, Inc.	19,500	824,070

	Shares	Value ($)
Research In Motion Ltd. (a)	1,330	131,071
Riverbed Technology, Inc. (a)	8,302	335,318
Tollgrade Communications, Inc. (a)	700	7,084
Communications Equipment Total		7,678,671
Computers & Peripherals – 2.0%
Apple, Inc. (a)	8,100	1,243,674
Dell, Inc. (a)	22,900	632,040
Diebold, Inc.	800	36,336
Electronics for Imaging, Inc. (a)	820	22,025
EMC Corp.	53,000	1,102,400
Emulex Corp. (a)	780	14,953
Hewlett-Packard Co.	50,520	2,515,391
Imation Corp.	380	9,321
International Business Machines Corp. (b)	10,300	1,213,340
NCR Corp. (a)	800	39,840
Network Appliance, Inc. (a)	1,460	39,289
QLogic Corp. (a)	640	8,608
Synaptics, Inc. (a)	390	18,626
Computers & Peripherals Total		6,895,843
Electronic Equipment & Instruments – 0.7%
Agilent Technologies, Inc. (a)	29,700	1,095,336
Amphenol Corp., Class A	940	37,374
Anixter International, Inc. (a)	810	66,784
Arrow Electronics, Inc. (a)	2,100	89,292
Benchmark Electronics, Inc. (a)	840	20,051
Brightpoint, Inc. (a)	1,770	26,568
Coherent, Inc. (a)	339	10,875
Daktronics, Inc.	1,660	45,185
FLIR Systems, Inc. (a)	469	25,978
FUJIFILM Holdings Corp.	9,800	450,468
Itron, Inc. (a)	211	19,638
Kyocera Corp.	2,500	233,606
Mettler-Toledo International, Inc. (a)	600	61,200
MTS Systems Corp.	500	20,800
NAM TAI Electronics, Inc.	1,350	16,983
Rofin-Sinar Technologies, Inc. (a)	220	15,446
Tech Data Corp. (a)	460	18,455
Tektronix, Inc.	1,240	34,398
Trimble Navigation Ltd. (a)	1,160	45,484
Tyco Electronics Ltd.	1,230	43,579
Vishay Intertechnology, Inc. (a)	1,510	19,675
Electronic Equipment & Instruments Total		2,397,175
Internet Software & Services – 1.2%
Digital River, Inc. (a)	630	28,193
eBay, Inc. (a)	26,800	1,045,736
Equinix, Inc. (a)	2,240	198,666
Google, Inc., Class A (a)	3,822	2,168,106
j2 Global Communications, Inc. (a)	1,128	36,919
SAVVIS, Inc. (a)	910	35,290

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund, September 30, 2007

Common Stocks (continued)
	Shares	Value ($)
SINA Corp. (a)	440	21,054
United Internet AG, Registered Shares	20,159	453,622
VeriSign, Inc. (a)	1,280	43,187
Internet Software & Services Total		4,030,773
IT Services – 0.2%
CACI International, Inc., Class A (a)	280	14,305
CGI Group, Inc., Class A (a)	20,700	237,041
Cognizant Technology Solutions Corp., Class A (a)	960	76,579
CSG Systems International, Inc. (a)	521	11,071
DST Systems, Inc. (a)	500	42,905
Gartner, Inc. (a)	1,080	26,417
Global Payments, Inc.	1,100	48,642
Mastercard, Inc., Class A	370	54,749
MAXIMUS, Inc.	300	13,074
MPS Group, Inc. (a)	2,470	27,541
Paychex, Inc.	1,020	41,820
SRA International, Inc., Class A (a)	1,210	33,977
IT Services Total		628,121
Office Electronics – 0.2%
Brother Industries Ltd.	25,300	322,800
Canon, Inc.	7,200	390,024
Office Electronics Total		712,824
Semiconductors & Semiconductor Equipment – 2.1%
Actel Corp. (a)	924	9,915
Advanced Energy Industries, Inc. (a)	490	7,399
Asyst Technologies, Inc. (a)	1,062	5,618
Atheros Communications, Inc. (a)	4,353	130,459
ATMI, Inc. (a)	220	6,545
Cabot Microelectronics Corp. (a)	200	8,550
Exar Corp. (a)	860	11,232
Fairchild Semiconductor International, Inc. (a)	21,960	410,213
Infineon Technologies AG (a)	17,307	297,731
Intel Corp.	66,500	1,719,690
Intersil Corp., Class A	28,575	955,262
KLA-Tencor Corp.	1,610	89,806
Lam Research Corp. (a)	1,840	97,998
Marvell Technology Group Ltd. (a)	3,350	54,840
MEMC Electronic Materials, Inc. (a)	1,974	116,190
Microchip Technology, Inc. (b)	6,300	228,816
Monolithic Power Systems, Inc. (a)	1,450	36,830
Netlogic Microsystems, Inc. (a)	1,467	52,973
NVIDIA Corp. (a)	38,520	1,395,965
ON Semiconductor Corp. (a)	3,363	42,239
Power Integrations, Inc. (a)	1,260	37,435
RF Micro Devices, Inc. (a)	1,630	10,970
Spansion, Inc., Class A (a)	4,200	35,490
Standard Microsystems Corp. (a)	290	11,142

	Shares	Value ($)
Tessera Technologies, Inc. (a)	1,683	63,112
Texas Instruments, Inc.	30,700	1,123,313
Varian Semiconductor Equipment Associates, Inc. (a)	142	7,600
Verigy Ltd. (a)	9,702	239,736
Semiconductors & Semiconductor Equipment Total		7,207,069
Software – 1.8%
ACI Worldwide, Inc. (a)	590	13,186
Activision, Inc. (a)	5,173	111,685
Adobe Systems, Inc. (a)	14,100	615,606
Advent Software, Inc. (a)	274	12,870
Amdocs Ltd. (a)	1,150	42,768
ANSYS, Inc. (a)	1,268	43,328
Aspen Technology, Inc. (a)	982	14,062
Autodesk, Inc. (a)	759	37,927
Cadence Design Systems, Inc. (a)	1,800	39,942
Captaris, Inc. (a)	1,700	8,993
CDC Corp., Class A (a)	4,620	33,865
Citrix Systems, Inc. (a)(b)	9,177	370,017
Concur Technologies, Inc. (a)	1,387	43,718
Electronic Arts, Inc. (a)	1,920	107,501
FactSet Research Systems, Inc.	1,730	118,591
Lawson Software, Inc. (a)	680	6,807
Macrovision Corp. (a)	1,543	38,004
McAfee, Inc. (a)	2,320	80,898
Micros Systems, Inc. (a)	240	15,617
Microsoft Corp.	61,580	1,814,147
MSC.Software Corp. (a)	1,360	18,523
NAVTEQ Corp. (a)	5,910	460,803
Nintendo Co., Ltd.	400	207,068
Nuance Communications, Inc. (a)	1,229	23,732
Oracle Corp. (a)	48,000	1,039,200
Progress Software Corp. (a)	1,714	51,934
Salesforce.com, Inc. (a)	1,050	53,886
Sybase, Inc. (a)	720	16,654
Synopsys, Inc. (a)	700	18,956
The9 Ltd., ADR (a)	990	34,145
THQ, Inc. (a)	3,300	82,434
VMware, Inc., Class A (a)(b)	4,747	403,495
Software Total		5,980,362
Information Technology Total		35,530,838
Materials – 3.2%
Chemicals – 1.3%
Agrium, Inc.	1,090	59,274
Air Products & Chemicals, Inc.	1,450	141,752
Albemarle Corp.	1,055	46,631
BASF AG	4,450	614,178
Dow Chemical Co.	13,200	568,392

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund, September 30, 2007

Common Stocks (continued)
	Shares	Value ($)
E.I. Du Pont de Nemours & Co.	7,600	376,656
Flotek Industries, Inc. (a)	293	12,936
H.B. Fuller Co.	1,190	35,319
Hercules, Inc.	1,470	30,899
Koppers Holdings, Inc.	410	15,830
Linde AG	2,795	346,606
Minerals Technologies, Inc.	350	23,450
Monsanto Co.	11,610	995,442
Potash Corp. of Saskatchewan, Inc.	1,260	133,182
PPG Industries, Inc.	1,300	98,215
Praxair, Inc.	7,000	586,320
Sensient Technologies Corp.	810	23,385
Shin-Etsu Chemical Co., Ltd.	6,300	433,395
Terra Industries, Inc. (a)	700	21,882
Chemicals Total		4,563,744
Construction Materials – 0.1%
Ciments Francais SA	1,810	318,149
Eagle Materials, Inc.	560	20,014
Martin Marietta Materials, Inc.	225	30,049
Vulcan Materials Co.	1,205	107,426
Construction Materials Total		475,638
Containers & Packaging – 0.1%
AptarGroup, Inc.	840	31,811
Crown Holdings, Inc. (a)	2,000	45,520
Greif, Inc., Class A	924	56,068
Greif, Inc., Class B	403	22,770
Packaging Corp. of America	3,100	90,117
Containers & Packaging Total		246,286
Metals & Mining – 1.4%
Alcoa, Inc. (b)	20,300	794,136
Allegheny Technologies, Inc.	1,095	120,395
BHP Billiton PLC	9,945	353,205
Brush Engineered Materials, Inc. (a)	430	22,313
Carpenter Technology Corp.	409	53,174
Cleveland-Cliffs, Inc.	600	52,782
Freeport-McMoRan Copper & Gold, Inc. (c)	11,214	1,176,236
Haynes International, Inc. (a)	160	13,659
JFE Holdings, Inc.	5,200	366,476
Kaiser Aluminum Corp.	310	21,877
Lundin Mining Corp. (a)	4,350	55,637
Metal Management, Inc.	555	30,081
Nucor Corp. (c)	3,800	225,986
Rio Tinto PLC	3,288	281,919
RTI International Metals, Inc. (a)	350	27,741
Salzgitter AG	2,154	422,641
SSAB Svenskt Stal AB, Series A	11,200	414,343
Worthington Industries, Inc.	830	19,555
Yamato Kogyo Co., Ltd.	8,400	401,254
Metals & Mining Total		4,853,410

	Shares	Value ($)
Paper & Forest Products – 0.3%
Glatfelter Co.	1,180	17,511
Mercer International, Inc. (a)	1,480	13,986
Weyerhaeuser Co. (c)	11,300	816,990
Paper & Forest Products Total		848,487
Materials Total		10,987,565
Telecommunication Services – 2.6%
Diversified Telecommunication Services – 1.8%
AT&T, Inc.	70,552	2,985,055
Bezeq Israeli Telecommunication Corp., Ltd.	166,990	287,315
Cbeyond, Inc. (a)	2,000	81,580
Chunghwa Telecom Co., Ltd., ADR	12,755	235,707
Nippon Telegraph & Telephone Corp.	42	195,986
North Pittsburgh Systems, Inc.	550	13,068
Qwest Communications International, Inc. (a)(b)	63,000	577,080
Telefonica O2 Czech Republic AS	12,249	345,914
Telekomunikacja Polska SA	26,005	206,848
Time Warner Telecom, Inc., Class A (a)(b)	15,596	342,644
Verizon Communications, Inc.	17,885	791,948
Warwick Valley Telephone Co.	800	11,200
Diversified Telecommunication Services Total		6,074,345
Wireless Telecommunication Services – 0.8%
American Tower Corp., Class A (a)	18,144	789,990
China Mobile Ltd.	22,000	360,103
KDDI Corp.	31	229,373
Leap Wireless International, Inc. (a)	930	75,674
MetroPCS Communications, Inc. (a)	2,720	74,202
Millicom International Cellular SA (a)	745	62,505
NII Holdings, Inc. (a)	12,370	1,016,195
Philippine Long Distance Telephone Co., ADR	2,887	185,750
Rogers Communications, Inc., Class B	1,100	50,083
Wireless Telecommunication Services Total		2,843,875
Telecommunication Services Total		8,918,220
Utilities – 2.1%
Electric Utilities – 1.3%
ALLETE, Inc.	410	18,352
American Electric Power Co., Inc.	2,700	124,416
British Energy Group PLC	41,342	451,686
E.ON AG	3,936	727,952
Edison International	1,900	105,355
El Paso Electric Co. (a)	920	21,280
Entergy Corp.	4,182	452,869

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund, September 30, 2007

Common Stocks (continued)
	Shares	Value ($)
Exelon Corp.	4,800	361,728
FPL Group, Inc.	16,100	980,168
Hawaiian Electric Industries, Inc.	650	14,111
ITC Holdings Corp.	410	20,315
Maine & Maritimes Corp. (a)	170	4,814
MGE Energy, Inc.	580	19,395
Otter Tail Corp.	427	15,223
Portland General Electric Co.	268	7,450
PPL Corp.	11,740	543,562
Reliant Energy, Inc. (a)	8,100	207,360
Tenaga Nasional Bhd	115,100	318,430
UIL Holdings Corp.	560	17,640
Electric Utilities Total		4,412,106
Gas Utilities – 0.1%
AGL Resources, Inc.	1,300	51,506
Northwest Natural Gas Co.	470	21,479
Questar Corp.	1,100	57,783
Tokyo Gas Co., Ltd.	36,000	167,161
WGL Holdings, Inc.	700	23,723
Gas Utilities Total		321,652
Independent Power Producers & Energy Traders – 0.2%
Constellation Energy Group, Inc.	470	40,321
Mirant Corp. (a)	15,820	643,558
Independent Power Producers & Energy Traders Total		683,879
Multi-Utilities – 0.5%
CH Energy Group, Inc.	690	32,982
PG&E Corp. (b)	14,358	686,312
Public Service Enterprise Group, Inc.	8,840	777,832
Sempra Energy	1,700	98,804
Wisconsin Energy Corp.	1,600	72,048
Multi-Utilities Total		1,667,978
Utilities Total		7,085,615
Total Common Stocks (Cost of $171,277,599)		211,974,916
Corporate Fixed-Income Bonds & Notes – 11.1%
Basic Materials – 0.6%
	Par ($)
Chemicals – 0.2%
Huntsman International LLC
7.875% 11/15/14	350,000	372,750
Lyondell Chemical Co.
8.000% 09/15/14	45,000	49,500
8.250% 09/15/16	290,000	326,975
Chemicals Total		749,225

	Par ($)	Value ($)
Forest Products & Paper – 0.2%
Georgia-Pacific Corp.
8.000% 01/15/24	380,000	370,500
Weyerhaeuser Co.
7.375% 03/15/32	275,000	275,926
Forest Products & Paper Total		646,426
Metals & Mining – 0.2%
Freeport-McMoRan Copper & Gold, Inc.
8.375% 04/01/17	305,000	333,213
Vale Overseas Ltd.
6.875% 11/21/36	275,000	283,323
Metals & Mining Total		616,536
Basic Materials Total		2,012,187
Communications – 2.1%
Advertising – 0.1%
RH Donnelley Corp.
8.875% 10/15/17 (e)	335,000	340,025
Advertising Total		340,025
Media – 0.8%
Charter Communications Holdings II LLC/ Charter Communications Holdings II/ Capital Corp.
10.250% 09/15/10	350,000	357,875
CSC Holdings, Inc.
7.625% 04/01/11	325,000	325,813
Dex Media West LLC
9.875% 08/15/13	85,000	90,419
EchoStar DBS Corp.
6.625% 10/01/14	310,000	311,550
Jones Intercable, Inc.
7.625% 04/15/08	525,000	531,361
Lamar Media Corp.
7.250% 01/01/13	345,000	346,725
News America, Inc.
6.550% 03/15/33	325,000	320,419
R.H. Donnelley, Inc.
10.875% 12/15/12	180,000	191,700
Time Warner Cable, Inc.
6.550% 05/01/37 (e)	350,000	343,343
Media Total		2,819,205
Telecommunication Services – 1.2%
AT&T, Inc.
5.100% 09/15/14	350,000	338,679
Citizens Communications Co.
7.875% 01/15/27	425,000	414,375
Dobson Cellular Systems, Inc.
9.875% 11/01/12	300,000	324,000

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund, September 30, 2007

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Intelsat Bermuda Ltd.
9.250% 06/15/16	350,000	363,125
Lucent Technologies, Inc.
6.450% 03/15/29	370,000	307,100
New Cingular Wireless Services, Inc.
8.750% 03/01/31	225,000	284,861
Qwest Corp.
8.875% 03/15/12	350,000	381,937
Sprint Capital Corp.
6.875% 11/15/28	275,000	265,402
Telecom Italia Capital SA
7.200% 07/18/36	275,000	291,018
Telefonica Emisones SAU
5.984% 06/20/11	400,000	406,961
Vodafone Group PLC
5.000% 12/16/13	400,000	384,720
Windstream Corp.
8.625% 08/01/16	350,000	373,188
Telecommunication Services Total		4,135,366
Communications Total		7,294,596
Consumer Cyclical – 1.1%
Apparel – 0.1%
Levi Strauss & Co.
9.750% 01/15/15	330,000	346,500
Apparel Total		346,500
Auto Parts & Equipment – 0.1%
Goodyear Tire & Rubber Co.
9.000% 07/01/15	338,000	360,815
Auto Parts & Equipment Total		360,815
Home Builders – 0.1%
D.R. Horton, Inc.
5.625% 09/15/14	350,000	297,544
K. Hovnanian Enterprises, Inc.
6.000% 01/15/10	60,000	46,800
6.375% 12/15/14	35,000	27,125
KB Home
5.875% 01/15/15	155,000	131,750
Home Builders Total		503,219
Leisure Time – 0.0%
Royal Caribbean Cruises Ltd.
6.875% 12/01/13	100,000	98,797
Leisure Time Total		98,797
Lodging – 0.3%
Harrah's Operating Co., Inc.
5.625% 06/01/15	300,000	238,500
MGM Mirage
7.500% 06/01/16	350,000	347,812

	Par ($)	Value ($)
Station Casinos, Inc.
6.625% 03/15/18	375,000	314,063
6.875% 03/01/16	20,000	17,400
Lodging Total		917,775
Retail – 0.5%
Couche-Tard US LP
7.500% 12/15/13	340,000	345,950
CVS Caremark Corp.
5.750% 06/01/17	275,000	268,414
Home Depot, Inc.
5.875% 12/16/36	225,000	192,186
Macy's Retail Holdings, Inc.
5.900% 12/01/16	300,000	287,091
Wal-Mart Stores, Inc.
4.125% 07/01/10 (b)	450,000	440,891
Retail Total		1,534,532
Consumer Cyclical Total		3,761,638
Consumer Non-Cyclical – 1.6%
Beverages – 0.2%
Cott Beverages, Inc.
8.000% 12/15/11	345,000	339,825
Diageo Capital PLC
3.375% 03/20/08	275,000	272,369
Beverages Total		612,194
Commercial Services – 0.5%
Ashtead Capital, Inc.
9.000% 08/15/16 (e)	330,000	325,462
Corrections Corp. of America
7.500% 05/01/11	225,000	226,688
GEO Group, Inc.
8.250% 07/15/13	350,000	353,500
Iron Mountain, Inc.
7.750% 01/15/15	350,000	349,125
Service Corp. International
6.750% 04/01/16	5,000	4,844
United Rentals North America, Inc.
7.000% 02/15/14	90,000	91,800
7.750% 11/15/13	250,000	257,500
Commercial Services Total		1,608,919
Food – 0.3%
ConAgra Foods, Inc.
6.750% 09/15/11 (b)	255,000	266,550
Kraft Foods, Inc.
6.500% 08/11/17	320,000	330,544
Kroger Co.
6.200% 06/15/12	230,000	237,045
Smithfield Foods, Inc.
7.750% 07/01/17	345,000	353,625
Food Total		1,187,764

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund, September 30, 2007

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Healthcare Services – 0.3%
HCA, Inc.
9.250% 11/15/16 (e)	100,000	106,250
9.625% 11/15/16 (e)(f)	250,000	266,875
Tenet Healthcare Corp.
9.875% 07/01/14	350,000	320,250
UnitedHealth Group, Inc.
5.250% 03/15/11	275,000	276,277
Healthcare Services Total		969,652
Household Products/Wares – 0.1%
American Greetings Corp.
7.375% 06/01/16	350,000	339,500
Fortune Brands, Inc.
5.375% 01/15/16	250,000	237,080
Household Products/Wares Total		576,580
Pharmaceuticals – 0.2%
Omnicare, Inc.
6.750% 12/15/13	365,000	340,363
Wyeth
5.500% 02/01/14	280,000	278,433
Pharmaceuticals Total		618,796
Consumer Non-Cyclical Total		5,573,905
Energy – 0.8%
Oil & Gas – 0.5%
Canadian Natural Resources Ltd.
5.700% 05/15/17	375,000	366,066
Chesapeake Energy Corp.
6.375% 06/15/15	190,000	186,437
6.875% 11/15/20	160,000	156,600
Nexen, Inc.
5.875% 03/10/35	310,000	283,929
Talisman Energy, Inc.
6.250% 02/01/38	305,000	287,331
Valero Energy Corp.
6.875% 04/15/12	300,000	316,123
Oil & Gas Total		1,596,486
Pipelines – 0.3%
Energy Transfer Partners LP
6.625% 10/15/36 (b)	250,000	235,764
MarkWest Energy Partners LP
8.500% 07/15/16	350,000	344,750
TransCanada Pipelines Ltd.
6.350% 05/15/67 (g)	320,000	307,118
Williams Companies, Inc.
7.750% 06/15/31	20,000	21,025
8.125% 03/15/12	200,000	215,500
Pipelines Total		1,124,157
Energy Total		2,720,643

	Par ($)	Value ($)
Financials – 3.1%
Banks – 1.0%
Capital One Financial Corp.
5.500% 06/01/15	450,000	428,748
HSBC Capital Funding LP
9.547% 12/31/49 (e)(g)	550,000	603,093
Marshall & Ilsley Corp.
4.375% 08/01/09	300,000	297,306
PNC Funding Corp.
5.625% 02/01/17	310,000	302,979
SunTrust Preferred Capital I
5.853% 12/15/11 (g)	280,000	274,743
USB Capital IX
6.189% 04/15/49 (g)	500,000	500,332
Wachovia Corp.
4.875% 02/15/14	550,000	529,752
Wells Fargo & Co.
5.125% 09/01/12	425,000	423,993
Banks Total		3,360,946
Diversified Financial Services – 1.7%
AGFC Capital Trust I
6.000% 01/15/67 (e)(g)	350,000	327,964
American Express Credit Corp.
3.000% 05/16/08	225,000	222,297
CIT Group, Inc.
6.100% 03/15/67 (g)	140,000	115,532
Citicorp Lease
8.040% 12/15/19 (e)	750,000	864,770
Credit Suisse First Boston USA, Inc.
4.875% 08/15/10	500,000	499,307
Dow Jones CDX North America High Yield
7.625% 06/29/12 (e)	600,000	579,750
Ford Motor Credit Co.
7.375% 02/01/11	335,000	321,005
GMAC LLC
8.000% 11/01/31	335,000	328,662
Goldman Sachs Group, Inc.
6.345% 02/15/34 (b)	475,000	442,588
JPMorgan Chase Capital XVIII
6.950% 08/17/36	500,000	491,511
Lehman Brothers Holdings, Inc.
5.750% 07/18/11	350,000	351,103
Merrill Lynch & Co., Inc.
6.050% 08/15/12	350,000	358,862
Morgan Stanley
6.750% 04/15/11	370,000	386,698
Residential Capital LLC
7.500% 04/17/13	250,000	201,875
SLM Corp.
5.375% 05/15/14	300,000	261,807
Diversified Financial Services Total		5,753,731

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund, September 30, 2007

Corporate Fixed-Income Bonds & Notes (continued)
	Par ($)	Value ($)
Insurance – 0.2%
American International Group, Inc.
2.875% 05/15/08	500,000	491,957
Metlife, Inc.
6.400% 12/15/36	300,000	285,255
Insurance Total		777,212
Real Estate Investment Trusts (REITs) – 0.2%
Health Care Property Investors, Inc.
6.450% 06/25/12	300,000	308,182
Simon Property Group LP
5.750% 12/01/15	375,000	366,390
Real Estate Investment Trusts (REITs) Total		674,572
Financials Total		10,566,461
Industrials – 0.7%
Aerospace & Defense – 0.1%
L-3 Communications Corp.
7.625% 06/15/12	300,000	306,750
Aerospace & Defense Total		306,750
Environmental Control – 0.1%
Allied Waste North America, Inc.
7.125% 05/15/16	350,000	357,875
Environmental Control Total		357,875
Machinery – 0.1%
Caterpillar Financial Services Corp.
3.625% 11/15/07	350,000	349,287
Machinery Total		349,287
Miscellaneous Manufacturing – 0.1%
Bombardier, Inc.
6.300% 05/01/14 (e)	375,000	367,500
Miscellaneous Manufacturing Total		367,500
Packaging & Containers – 0.2%
Crown Americas LLC & Crown Americas Capital Corp.
7.750% 11/15/15	340,000	351,050
Owens-Illinois, Inc.
7.500% 05/15/10	315,000	317,362
Packaging & Containers Total		668,412
Transportation – 0.1%
Burlington Northern Santa Fe Corp.
6.200% 08/15/36 (b)	250,000	242,791
Transportation Total		242,791
Industrials Total		2,292,615

	Par ($)	Value ($)
Technology – 0.1%
Semiconductors – 0.1%
Freescale Semiconductor, Inc.
PIK, 9.125% 12/15/14 (f)	350,000	323,750
Semiconductors Total		323,750
Technology Total		323,750
Utilities – 1.0%
Electric – 0.8%
AES Corp.
7.750% 03/01/14	310,000	314,650
CMS Energy Corp.
6.875% 12/15/15	30,000	30,192
Commonwealth Edison Co.
5.950% 08/15/16	400,000	398,633
Indiana Michigan Power Co.
5.650% 12/01/15	350,000	341,516
Intergen NV
9.000% 06/30/17 (e)	330,000	346,500
NRG Energy, Inc.
7.250% 02/01/14	35,000	35,088
7.375% 02/01/16	315,000	315,787
Pacific Gas & Electric Co.
5.800% 03/01/37	250,000	236,274
Progress Energy, Inc.
7.750% 03/01/31 (b)	350,000	403,244
Southern California Edison Co.
5.000% 01/15/14	400,000	388,862
Electric Total		2,810,746
Gas – 0.2%
Atmos Energy Corp.
6.350% 06/15/17	275,000	279,363
Sempra Energy
4.750% 05/15/09	275,000	272,838
Gas Total		552,201
Utilities Total		3,362,947
Total Corporate Fixed-Income Bonds & Notes (Cost of $38,429,731)		37,908,742
Mortgage-Backed Securities – 9.6%
Federal Home Loan Mortgage Corp.
5.500% 04/01/21	2,808,207	2,800,353
6.000% 07/01/08	77,403	77,645
6.500% 02/01/11	38,994	39,735
6.500% 04/01/11	60,276	61,679
6.500% 05/01/11	47,544	48,714
6.500% 10/01/11	23,131	23,680
6.500% 07/01/16	16,708	17,148

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund, September 30, 2007

Mortgage-Backed Securities (continued)
	Par ($)	Value ($)
6.500% 04/01/26	31,683	32,480
6.500% 06/01/26	37,391	38,332
6.500% 02/01/27	180,104	185,257
6.500% 09/01/28	80,514	82,688
6.500% 06/01/31	52,490	53,790
6.500% 07/01/31	13,671	14,019
6.500% 08/01/36	1,273,000	1,296,074
7.000% 07/01/28	56,511	58,768
7.000% 04/01/29	30,807	32,038
7.000% 01/01/30	28,483	29,623
7.000% 06/01/31	9,879	10,256
7.000% 08/01/31	114,689	119,070
7.500% 07/01/15	7,099	7,382
7.500% 08/01/15	812	845
7.500% 01/01/30	72,914	76,274
8.000% 09/01/15	33,132	34,940
Federal National Mortgage Association
5.000% 05/01/37	2,350,431	2,242,419
5.000% 06/01/37	3,042,682	2,902,332
5.000% 07/01/37	1,026,672	979,315
5.500% 11/01/21	509,599	508,494
5.500% 04/01/36	1,714,281	1,679,429
5.500% 11/01/36	3,644,183	3,570,095
6.000% 07/01/35	372,435	373,309
6.000% 09/01/36	1,266,871	1,268,981
6.000% 12/01/36	3,792,386	3,798,701
6.000% 07/01/37	1,329,565	1,331,554
6.000% 08/01/37	982,565	984,034
6.120% 10/01/08	2,200,779	2,210,251
6.500% 03/01/11	5,889	6,027
6.500% 08/01/34	584,798	597,290
6.500% 10/01/36	1,411,663	1,437,567
6.500% 12/01/36	365,508	372,215
6.500% 06/01/37	1,682,753	1,713,459
7.000% 03/01/15	70,969	73,425
7.000% 07/01/16	13,154	13,610
7.000% 02/01/31	20,933	21,813
7.000% 07/01/31	108,381	112,863
7.000% 07/01/32	21,909	22,796
7.500% 06/01/15	19,352	20,019
7.500% 08/01/15	39,599	40,965
7.500% 09/01/15	21,956	22,714
7.500% 02/01/31	50,066	52,403
7.500% 08/01/31	25,502	26,668
8.000% 12/01/29	28,017	29,671
8.000% 04/01/30	39,565	41,701
8.000% 05/01/30	4,612	4,861
8.000% 07/01/31	30,049	31,666
Government National Mortgage Association
6.000% 04/15/13	7,076	7,200
6.500% 05/15/13	17,625	18,112
6.500% 06/15/13	5,286	5,432
6.500% 08/15/13	17,028	17,499

	Par ($)	Value ($)
6.500% 11/15/13	77,786	79,939
6.500% 07/15/14	50,902	52,305
6.500% 01/15/29	8,518	8,736
6.500% 03/15/29	75,329	77,256
6.500% 04/15/29	150,590	154,442
6.500% 05/15/29	141,715	145,340
6.500% 07/15/31	57,584	59,019
7.000% 11/15/13	219,690	227,544
7.000% 05/15/29	19,915	20,869
7.000% 09/15/29	35,769	37,482
7.000% 06/15/31	23,020	24,100
7.500% 06/15/23	962	1,009
7.500% 01/15/26	25,422	26,711
7.500% 09/15/29	69,579	73,036
8.000% 07/15/25	10,194	10,835
8.500% 12/15/30	3,947	4,252
9.000% 12/15/17	30,409	32,557
Total Mortgage-Backed Securities (Cost of $32,459,212)		32,715,112
Government & Agency Obligations – 4.6%
Foreign Government Obligations – 0.3%
Province of Quebec
5.000% 07/17/09 (b)	600,000	605,719
United Mexican States
7.500% 04/08/33 (b)	425,000	504,475
Foreign Government Obligations Total		1,110,194
Mortgage-Backed Security – 0.2%
Fannie Mae Pool
6.500% 08/01/37	569,495	579,887
Mortgage-Backed Security Total		579,887
U.S. Government Agencies – 1.9%
Federal Home Loan Bank
5.500% 08/13/14	1,720,000	1,788,473
Federal Home Loan Mortgage Corp.
5.500% 08/23/17 (b)	1,300,000	1,351,191
6.625% 09/15/09	550,000	572,738
Federal National Mortgage Association
5.250% 08/01/12 (b)	2,740,000	2,795,921
U.S. Government Agencies Total		6,508,323
U.S. Government Obligations – 2.2%
U.S. Treasury Bonds
7.250% 05/15/16 (b)	1,015,000	1,208,247
5.375% 02/15/31 (b)	3,100,000	3,318,454
U.S. Treasury Notes
4.500% 11/15/10 (b)	1,000,000	1,013,672
3.875% 02/15/13 (b)	1,845,000	1,814,297
U.S. Government Obligations Total		7,354,670
Total Government & Agency Obligations (Cost of $15,132,813)		15,553,074

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund, September 30, 2007

Collateralized Mortgage Obligations – 3.2%
	Par ($)	Value ($)
Agency – 1.6%
Federal Home Loan Mortgage Corp.
5.000% 12/15/15	653,454	653,277
5.500% 06/15/34	2,500,000	2,446,110
6.000% 02/15/28	1,125,837	1,142,301
5.000% 12/25/15	1,200,000	1,196,981
Agency Total		5,438,669
Non-Agency – 1.6%
American Mortgage Trust
8.445% 09/27/22 (g)	10,179	6,168
Bear Stearns Adjustable Rate Mortgage Trust
5.483% 02/25/47 (g)	1,160,515	1,165,764
Countrywide Alternative Loan Trust
5.250% 08/25/35	529,333	528,703
5.500% 10/25/35	879,949	876,721
JPMorgan Mortgage Trust
6.047% 10/25/36 (g)	1,008,090	1,010,891
Rural Housing Trust
6.330% 04/01/26	14,529	14,508
WaMu Mortgage Pass-Through Certificates
5.717% 02/25/37 (g)	1,784,778	1,784,714
Non-Agency Total		5,387,469
Total Collateralized Mortgage Obligations (Cost of $10,898,840)		10,826,138
Commercial Mortgage-Backed Securities – 2.9%
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.366% 12/11/49 (g)	420,000	410,420
Credit Suisse First Boston Mortgage Securities Corp.
4.577% 04/15/37	1,586,000	1,566,848
First Union - Chase Commercial Mortgage
6.645% 06/15/31	388,171	394,523
GS Mortgage Securities Corp. II
6.620% 10/18/30	1,518,926	1,526,604
JPMorgan Chase Commercial Mortgage Securities Corp.
4.780% 07/15/42	310,000	292,192
5.447% 06/12/47	509,000	503,323
5.525% 04/15/43	1,457,000	1,436,298
JPMorgan Commercial Mortgage Finance Corp.
6.507% 10/15/35	914,983	920,678
Wachovia Bank Commercial Mortgage Trust
3.989% 06/15/35	3,000,000	2,814,712
Total Commercial Mortgage-Backed Securities (Cost of $10,160,984)		9,865,598

Asset-Backed Securities – 0.5%
	Par ($)	Value ($)
Citicorp Residential Mortgage Securities, Inc.
6.080% 06/25/37	490,000	493,588
Consumer Funding LLC
5.430% 04/20/15	820,000	830,954
Green Tree Financial Corp.
6.870% 01/15/29	167,656	172,987
Origen Manufactured Housing
3.380% 08/15/17	194,511	193,371
Total Asset-Backed Securities (Cost of $1,712,669)		1,690,900
Convertible Bond – 0.2%
Consumer Discretionary – 0.2%
Media – 0.2%
Liberty Media Corp.
0.750% 03/30/23	650,000	717,438
Media Total		717,438
Consumer Discretionary Total		717,438
Total Convertible Bond (Cost of $711,399)		717,438
Convertible Preferred Stocks – 0.1%
Health Care – 0.1%
	Shares
Pharmaceuticals – 0.1%
Schering-Plough Corp.	1,300	360,100
Pharmaceuticals Total		360,100
Health Care Total		360,100
Total Convertible Preferred Stocks (Cost of $344,747)		360,100
Investment Companies – 0.1%
iShares MSCI EAFE Index Fund	5,291	436,825
iShares Russell 2000 Growth Index Fund	840	71,518
Total Investment Companies (Cost of $498,917)		508,343
Securities Lending Collateral – 8.4%
State Street Navigator Securities Lending Prime Portfolio (h) (7 day yield of 5.320%)	28,754,821	28,754,821
Total Securities Lending Collateral (Cost of $28,754,821)		28,754,821

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund, September 30, 2007

Short-Term Obligations – 5.9%
	Par ($)	Value ($)
Repurchase Agreement – 5.8%
Repurchase agreement with Fixed Income Clearing Corp., dated 09/28/07, due 10/01/07 at 4.810%, collateralized by various U.S. Government Obligations with maturities to 08/22/16, market value $20,337,708 (repurchase proceeds $19,925,984)	19,918,000	19,918,000
U.S. Government Obligation – 0.1%
United States Treasury Bill
3.670% 12/20/07 (i)	400,000	396,551
U.S Government Obligation Total		396,551
Total Short-Term Obligations (Cost of $20,314,551)		20,314,551
Total Investments – 108.6% (Cost of $330,696,283)(j)		371,189,733
Other Assets & Liabilities, Net – (8.6)%		(29,581,155)
Net Assets – 100.0%		$341,608,578

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at September 30, 2007. The total market value of securities on loan at September 30, 2007 is $27,940,693.

(c)  All or a portion of this security is pledged as collateral for open written options contracts.

(d)  Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(e)  Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, these securities, which are not illiquid, amounted to $4,471,532, which represents 1.3% of net assets.

(f)  Payment-in-kind securities.

(g)  The interest rate shown on floating rate or variable rate securities reflects the rate at September 30, 2007.

(h)  Investment made with cash collateral received from securities lending activity.

(i)  All or a portion of this security is held as collateral for open futures contracts.

(j)  Cost for federal income tax purposes is $331,701,280.

At September 30, 2007, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Common Stocks	62.0
Corporate Fixed-Income Bonds & Notes	11.1
Mortgage-Backed Securities	9.6
Government & Agency Obligations	4.6
Collateralized Mortgage Obligations	3.2
Commercial Mortgage-Backed Securities	2.9
Asset-Backed Securities	0.5
Convertible Bonds	0.2
Convertible Preferred Stocks	0.1
94.2
Securities Lending Collateral	8.4
Investment Companies	0.1
Short-Term Obligations	5.9
Other Assets & Liabilities, Net	(8.6)
100.0

At September 30, 2007, the Fund held the following open long futures contract:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
S&P 500 Index	9	$3,460,725	$3,343,543	Dec-2007	$117,182

For the year ended September 30, 2007, transactions in written option contracts were as follows:

	Number of contracts	Premium received
Options outstanding at September 30, 2006	–	–
Options written	265	$36,108
Options terminated in closing
purchase transactions	(9)	(3,265)
Options exercised	(29)	(3,905)
Options expired	(54)	(3,853)
Options outstanding at September 30, 2007	173	$25,085

At September 30, 2007, the Fund held the following written call options:

Name of Issuer	Strike Price	Number of Contracts	Expiration Date	Premium	Value
Ambac Financial Group Inc	$65.0	12	10/20/07	$3,200	$1,800
Ambac Financial Group Inc	65.0	2	10/20/07	489	300
Axis Capital Holdings Ltd	40.0	72	10/20/07	6,983	10,440
Freeport McMoran Copper Gold	95.0	9	10/20/07	3,265	9,990
Goodrich Corp	65.0	13	10/20/07	2,915	4,420
Nucor Corp.	60.0	38	10/20/07	4,097	8,740
PMI Group Inc.	35.0	3	10/20/07	129	120
State Street Corporation	65.0	14	10/20/07	1,850	6,020
Weyerhaeuser	70.0	10	10/20/07	2,157	4,000
Total written call options (proceeds $25,085)					$45,830

See Accompanying Notes to Financial Statements.

Columbia Asset Allocation Fund, September 30, 2007

At September 30, 2007, the Fund had entered into the following forward foreign currency exchange contracts:

Forward Currency Contracts to Buy	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
AUD	$1,858,985	$1,753,888	12/18/07	$105,097
AUD	76,942	75,917	12/18/07	1,025
DKK	188,725	183,940	12/18/07	4,785
EUR	1,699,389	1,654,778	12/18/07	44,611
EUR	262,763	259,766	12/18/07	2,997
EUR	191,360	189,704	12/18/07	1,656
GBP	3,519,028	3,441,382	12/18/07	77,646
NZD	37,606	36,925	12/18/07	681
				$238,498
Forward Currency Contracts to Sell	Value	Aggregate Face Value	Settlement Date	Unrealized Appreciation (Depreciation)
CAD	$759,762	$734,232	12/18/07	$(25,530)
CHF	750,623	737,222	12/18/07	(13,401)
CZK	376,421	367,577	12/18/07	(8,844)
GBP	75,568	74,274	12/18/07	(1,294)
ILS	261,747	257,542	12/18/07	(4,205)
JPY	222,521	223,460	12/18/07	939
JPY	114,407	113,810	12/18/07	(597)
KRW	223,294	219,721	12/18/07	(3,573)
MXN	223,937	219,645	12/18/07	(4,292)
MYR	673,696	658,986	12/18/07	(14,710)
NOK	268,407	257,463	12/18/07	(10,944)
PLN	227,232	219,845	12/18/07	(7,387)
SEK	571,744	550,044	12/18/07	(21,700)
SGD	634,416	622,385	12/18/07	(12,031)
TWD	223,680	219,101	12/18/07	(4,579)
TWD	76,610	75,579	12/18/07	(1,031)
				$(133,179)

Acronym	Name
ADR	American Depositary Receipt

AMBAC	Ambac Assurance Corp.

AUD	Australian Dollar

CAD	Canadian Dollar

CHF	Swiss Franc

CZK	Czech Koruna

DKK	Danish Krone

EUR	Euro Currency

GBP	Pound Sterling

ILS	Israeli Shekel

JPY	Japanese Yen

KRW	South Korean Won

MXN	Mexican Peso

MYR	Malaysian Ringgit

NOK	Norwegian Krone

NZD	New Zealand Dollar

PIK	Payment-In-Kind

PLN	Polish Zloty

SEK	Swedish Krona

SGD	Singapore Dollar

SPA	Stand-by Purchase Agreement

TWD	Taiwan Dollar

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Large Cap Growth Fund, September 30, 2007

Common Stocks – 98.8%

	Shares	Value ($)
Consumer Discretionary – 11.6%
Auto Components – 0.5%
Goodyear Tire & Rubber Co. (a)(b)	306,200	9,311,542
Auto Components Total		9,311,542
Diversified Consumer Services – 1.3%
Apollo Group, Inc., Class A (a)	407,600	24,517,140
Diversified Consumer Services Total		24,517,140
Hotels, Restaurants & Leisure – 1.7%
Las Vegas Sands Corp. (a)(b)	101,930	13,599,501
Starwood Hotels & Resorts Worldwide, Inc.	329,127	19,994,465
Hotels, Restaurants & Leisure Total		33,593,966
Household Durables – 0.7%
Sony Corp., ADR	278,800	13,399,128
Household Durables Total		13,399,128
Internet & Catalog Retail – 1.0%
Amazon.com, Inc. (a)	221,300	20,614,095
Internet & Catalog Retail Total		20,614,095
Media – 1.2%
Viacom, Inc., Class B (a)	600,765	23,411,812
Media Total		23,411,812
Multiline Retail – 2.0%
Nordstrom, Inc.	331,900	15,562,791
Target Corp.	361,266	22,965,679
Multiline Retail Total		38,528,470
Specialty Retail – 1.4%
GameStop Corp., Class A (a)	306,708	17,282,996
OfficeMax, Inc.	292,600	10,027,402
Specialty Retail Total		27,310,398
Textiles, Apparel & Luxury Goods – 1.8%
NIKE, Inc., Class B	382,300	22,425,718
Polo Ralph Lauren Corp.	156,900	12,198,975
Textiles, Apparel & Luxury Goods Total		34,624,693
Consumer Discretionary Total		225,311,244
Consumer Staples – 10.7%
Beverages – 4.4%
Coca-Cola Co.	357,900	20,568,513
Diageo PLC, ADR	212,500	18,642,625
Fomento Economico Mexicano SAB de CV, ADR	286,100	10,700,140
PepsiCo, Inc.	488,000	35,750,880
Beverages Total		85,662,158

	Shares	Value ($)
Food & Staples Retailing – 3.3%
Costco Wholesale Corp.	230,600	14,151,922
CVS Caremark Corp.	711,600	28,200,708
Kroger Co.	738,500	21,062,020
Food & Staples Retailing Total		63,414,650
Household Products – 2.1%
Colgate-Palmolive Co.	304,200	21,695,544
Procter & Gamble Co.	273,200	19,216,888
Household Products Total		40,912,432
Personal Products – 0.9%
Avon Products, Inc.	452,700	16,989,831
Personal Products Total		16,989,831
Consumer Staples Total		206,979,071
Energy – 7.7%
Energy Equipment & Services – 4.1%
GlobalSantaFe Corp.	130,600	9,928,212
Halliburton Co.	598,800	22,993,920
Schlumberger Ltd.	180,600	18,963,000
Transocean, Inc. (a)	234,900	26,555,445
Energy Equipment & Services Total		78,440,577
Oil, Gas & Consumable Fuels – 3.6%
Devon Energy Corp.	174,875	14,549,600
Hess Corp.	399,400	26,572,082
Southwestern Energy Co. (a)	265,800	11,123,730
XTO Energy, Inc.	286,838	17,738,062
Oil, Gas & Consumable Fuels Total		69,983,474
Energy Total		148,424,051
Financials – 5.5%
Capital Markets – 2.0%
Goldman Sachs Group, Inc.	179,367	38,876,004
Capital Markets Total		38,876,004
Consumer Finance – 1.4%
American Express Co.	445,800	26,467,146
Consumer Finance Total		26,467,146
Diversified Financial Services – 1.1%
CME Group, Inc. (b)	37,300	21,908,155
Diversified Financial Services Total		21,908,155
Insurance – 1.0%
ACE Ltd.	318,100	19,267,317
Insurance Total		19,267,317
Financials Total		106,518,622

See Accompanying Notes to Financial Statements.

Columbia Large Cap Growth Fund, September 30, 2007

Common Stocks (continued)

	Shares	Value ($)
Health Care – 16.6%
Biotechnology – 3.0%
BioMarin Pharmaceuticals, Inc. (a)(b)	524,100	13,050,090
Celgene Corp. (a)	296,600	21,150,546
Genzyme Corp. (a)	176,800	10,954,528
Gilead Sciences, Inc. (a)	334,600	13,675,102
Biotechnology Total		58,830,266
Health Care Equipment & Supplies – 2.1%
C.R. Bard, Inc.	216,900	19,128,411
Cytyc Corp. (a)	428,100	20,398,965
Health Care Equipment & Supplies Total		39,527,376
Health Care Providers & Services – 3.2%
CIGNA Corp.	349,700	18,635,513
Coventry Health Care, Inc. (a)	228,800	14,233,648
Express Scripts, Inc. (a)	319,000	17,806,580
McKesson Corp.	200,100	11,763,879
Health Care Providers & Services Total		62,439,620
Life Sciences Tools & Services – 1.9%
Thermo Fisher Scientific, Inc. (a)	304,778	17,591,786
Waters Corp. (a)	271,976	18,200,634
Life Sciences Tools & Services Total		35,792,420
Pharmaceuticals – 6.4%
Abbott Laboratories	353,000	18,927,860
Johnson & Johnson	333,053	21,881,582
Merck & Co., Inc.	718,800	37,154,772
Schering-Plough Corp.	989,000	31,282,070
Shire PLC, ADR	201,600	14,914,368
Pharmaceuticals Total		124,160,652
Health Care Total		320,750,334
Industrials – 12.2%
Aerospace & Defense – 5.1%
Boeing Co.	189,311	19,875,762
Goodrich Corp.	379,100	25,865,993
Honeywell International, Inc.	220,400	13,107,188
Raytheon Co.	149,400	9,534,708
United Technologies Corp.	366,600	29,503,968
Aerospace & Defense Total		97,887,619
Commercial Services & Supplies – 0.9%
Waste Management, Inc.	468,760	17,691,003
Commercial Services & Supplies Total		17,691,003
Electrical Equipment – 1.3%
First Solar, Inc. (a)(b)	121,637	14,321,540
Suntech Power Holdings Co., Ltd., ADR (a)	295,100	11,774,490
Electrical Equipment Total		26,096,030

	Shares	Value ($)
Industrial Conglomerates – 2.5%
3M Co.	316,500	29,618,070
General Electric Co.	471,597	19,524,116
Industrial Conglomerates Total		49,142,186
Machinery – 2.4%
Caterpillar, Inc.	197,700	15,505,611
Eaton Corp.	199,200	19,728,768
Parker Hannifin Corp.	91,600	10,243,628
Machinery Total		45,478,007
Industrials Total		236,294,845
Information Technology – 28.6%
Communications Equipment – 7.9%
Cisco Systems, Inc. (a)	2,052,323	67,952,414
Corning, Inc.	857,200	21,129,980
F5 Networks, Inc. (a)	325,600	12,109,064
Nokia Oyj, ADR	636,300	24,134,859
QUALCOMM, Inc.	476,600	20,141,116
Riverbed Technology, Inc. (a)	185,900	7,508,501
Communications Equipment Total		152,975,934
Computers & Peripherals – 6.1%
Apple, Inc. (a)	201,517	30,940,920
Dell, Inc. (a)	563,300	15,547,080
EMC Corp. (a)	665,600	13,844,480
Hewlett-Packard Co.	555,749	27,670,743
International Business Machines Corp.	254,400	29,968,320
Computers & Peripherals Total		117,971,543
Electronic Equipment & Instruments – 0.5%
Agilent Technologies, Inc. (a)	262,300	9,673,624
Electronic Equipment & Instruments Total		9,673,624
Internet Software & Services – 4.1%
eBay, Inc. (a)	660,712	25,780,982
Google, Inc., Class A (a)	95,866	54,381,906
Internet Software & Services Total		80,162,888
Semiconductors & Semiconductor Equipment – 4.2%
Intel Corp.	1,646,344	42,574,456
Intersil Corp., Class A	276,900	9,256,767
NVIDIA Corp. (a)	403,800	14,633,712
Texas Instruments, Inc.	394,500	14,434,755
Semiconductors & Semiconductor Equipment Total		80,899,690
Software – 5.8%
Adobe Systems, Inc. (a)	356,458	15,562,956
Citrix Systems, Inc. (a)	201,600	8,128,512
Microsoft Corp.	1,529,298	45,053,119
NAVTEQ Corp. (a)	131,300	10,237,461
Oracle Corp. (a)	1,188,936	25,740,465
VMware, Inc., Class A (a)(b)	101,046	8,588,910
Software Total		113,311,423
Information Technology Total		554,995,102

See Accompanying Notes to Financial Statements.

Columbia Large Cap Growth Fund, September 30, 2007

Common Stocks (continued)

	Shares	Value ($)
Materials – 3.5%
Chemicals – 2.4%
E.I. Du Pont de Nemours & Co.	189,500	9,391,620
Monsanto Co.	256,047	21,953,470
Praxair, Inc.	174,500	14,616,120
Chemicals Total		45,961,210
Metals & Mining – 1.1%
Freeport-McMoRan Copper & Gold, Inc.	205,800	21,586,362
Metals & Mining Total		21,586,362
Materials Total		67,547,572
Telecommunication Services – 2.4%
Diversified Telecommunication Services – 0.4%
Time Warner Telecom, Inc., Class A (a)(b)	387,401	8,511,200
Diversified Telecommunication Services Total		8,511,200
Wireless Telecommunication Services – 2.0%
American Tower Corp., Class A (a)	372,856	16,234,150
NII Holdings, Inc. (a)	263,900	21,679,384
Wireless Telecommunication Services Total		37,913,534
Telecommunication Services Total		46,424,734
Total Common Stocks (Cost of $1,569,335,829)		1,913,245,575
Securities Lending Collateral – 3.3%
State Street Navigator Securities Lending Prime Portfolio (c) (7 day yield of 5.320%)	64,691,349	64,691,349
Total Securities Lending Collateral (Cost of $64,691,349)		64,691,349

Short-Term Obligation – 1.7%

	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 09/28/07, due on 10/01/07, at 3.910%, collateralized by a U.S. Government Obligation maturing 05/15/20, market value $33,900,562 (repurchase proceeds $33,245,829)	33,235,000	33,235,000
Total Short-Term Obligation (Cost of $33,235,000)		33,235,000
Total Investments – 103.8% (Cost of $1,667,262,178)(d)		2,011,171,924
Other Assets & Liabilities, Net – (3.8)%		(74,713,418)
Net Assets – 100.0%		$1,936,458,506

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  All or a portion of this security was on loan at September 30, 2007. The total market value of securities on loan at September 30, 2007 is $64,401,576.

(c)  Investment made with cash collateral received from securities lending activity.

(d)  Cost for federal income tax purposes is $1,671,221,746.

At September 30, 2007, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	28.6
Health Care	16.6
Industrials	12.2
Consumer Discretionary	11.6
Consumer Staples	10.7
Energy	7.7
Financials	5.5
Materials	3.5
Telecommunication Services	2.4
98.8
Securities Lending Collateral	3.3
Short-Term Obligation	1.7
Other Assets & Liabilities, Net	(3.8)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Disciplined Value Fund, September 30, 2007

Common Stocks – 98.3%

	Shares	Value ($)
Consumer Discretionary – 7.6%
Hotels, Restaurants & Leisure – 2.8%
McDonald's Corp.	251,800	13,715,546
Wyndham Worldwide Corp. (a)	39,600	1,297,296
Hotels, Restaurants & Leisure Total		15,012,842
Household Durables – 2.1%
NVR, Inc. (a)(b)	23,800	11,191,950
Household Durables Total		11,191,950
Media – 2.3%
CBS Corp., Class B	84,500	2,661,750
Gannett Co., Inc. (a)	88,200	3,854,340
Idearc, Inc.	171,800	5,406,546
Media Total		11,922,636
Specialty Retail – 0.4%
AutoNation, Inc. (a)(b)	113,100	2,004,132
RadioShack Corp. (a)	800	16,528
Specialty Retail Total		2,020,660
Consumer Discretionary Total		40,148,088
Consumer Staples – 7.6%
Beverages – 1.0%
Coca-Cola Co.	88,500	5,086,095
Beverages Total		5,086,095
Food & Staples Retailing – 0.9%
SUPERVALU, Inc.	123,000	4,798,230
Food & Staples Retailing Total		4,798,230
Food Products – 3.1%
General Mills, Inc.	200,900	11,654,209
Sara Lee Corp.	284,900	4,754,981
Food Products Total		16,409,190
Household Products – 0.3%
Clorox Co.	17,700	1,079,523
Procter & Gamble Co.	3,100	218,054
Household Products Total		1,297,577
Tobacco – 2.3%
Reynolds American, Inc. (a)	195,400	12,425,486
Tobacco Total		12,425,486
Consumer Staples Total		40,016,578
Energy – 14.3%
Oil, Gas & Consumable Fuels – 14.3%
Chevron Corp.	220,200	20,606,316
Exxon Mobil Corp. (c)	433,500	40,124,760

	Shares	Value ($)
Marathon Oil Corp.	245,900	14,021,218
Valero Energy Corp.	12,900	866,622
Oil, Gas & Consumable Fuels Total		75,618,916
Energy Total		75,618,916
Financials – 31.7%
Capital Markets – 10.3%
Bear Stearns Companies, Inc. (a)	43,700	5,366,797
Goldman Sachs Group, Inc.	70,500	15,280,170
Lehman Brothers Holdings, Inc. (a)	74,700	4,611,231
Merrill Lynch & Co., Inc.	183,700	13,094,136
Morgan Stanley	257,300	16,209,900
Capital Markets Total		54,562,234
Commercial Banks – 3.5%
BB&T Corp. (a)	12,700	512,953
U.S. Bancorp	38,600	1,255,658
Wells Fargo & Co.	478,400	17,040,608
Commercial Banks Total		18,809,219
Diversified Financial Services – 8.2%
Citigroup, Inc.	455,200	21,244,184
JPMorgan Chase & Co.	485,600	22,250,192
Diversified Financial Services Total		43,494,376
Insurance – 9.5%
Allstate Corp.	205,000	11,723,950
American International Group, Inc.	68,400	4,627,260
Assurant, Inc. (a)	79,200	4,237,200
Prudential Financial, Inc.	117,200	11,436,376
SAFECO Corp.	160,300	9,813,566
Travelers Companies, Inc.	170,500	8,582,970
Insurance Total		50,421,322
Thrifts & Mortgage Finance – 0.2%
Freddie Mac	16,600	979,566
Thrifts & Mortgage Finance Total		979,566
Financials Total		168,266,717
Health Care – 6.9%
Health Care Providers & Services – 4.0%
Aetna, Inc.	54,600	2,963,142
AmerisourceBergen Corp.	246,100	11,155,713
WellPoint, Inc. (b)	94,000	7,418,480
Health Care Providers & Services Total		21,537,335
Pharmaceuticals – 2.9%
Johnson & Johnson	58,200	3,823,740
King Pharmaceuticals, Inc. (b)	85,600	1,003,232
Pfizer, Inc.	428,500	10,468,255
Pharmaceuticals Total		15,295,227
Health Care Total		36,832,562

See Accompanying Notes to Financial Statements.

Columbia Disciplined Value Fund, September 30, 2007

Common Stocks (continued)

	Shares	Value ($)
Industrials – 10.2%
Aerospace & Defense – 4.3%
General Dynamics Corp.	9,500	802,465
Northrop Grumman Corp.	123,700	9,648,600
Raytheon Co.	197,100	12,578,922
Aerospace & Defense Total		23,029,987
Industrial Conglomerates – 5.9%
3M Co.	84,100	7,870,078
General Electric Co.	343,700	14,229,180
Tyco International Ltd.	204,300	9,058,662
Industrial Conglomerates Total		31,157,920
Industrials Total		54,187,907
Information Technology – 3.5%
Computers & Peripherals – 1.9%
International Business Machines Corp.	17,400	2,049,720
Lexmark International, Inc., Class A (a)(b)	184,600	7,666,438
Computers & Peripherals Total		9,716,158
Electronic Equipment & Instruments – 0.9%
Arrow Electronics, Inc. (b)	116,000	4,932,320
Electronic Equipment & Instruments Total		4,932,320
IT Services – 0.2%
Electronic Data Systems Corp.	55,900	1,220,856
IT Services Total		1,220,856
Software – 0.5%
Compuware Corp. (b)	340,700	2,732,414
Software Total		2,732,414
Information Technology Total		18,601,748
Materials – 4.0%
Chemicals – 2.1%
Celanese Corp., Series A	260,700	10,162,086
Valspar Corp.	45,200	1,229,892
Chemicals Total		11,391,978
Metals & Mining – 1.4%
Alcoa, Inc.	183,700	7,186,344
Metals & Mining Total		7,186,344
Paper & Forest Products – 0.5%
International Paper Co. (a)	74,600	2,675,902
Paper & Forest Products Total		2,675,902
Materials Total		21,254,224

	Shares	Value ($)
Telecommunication Services – 6.8%
Diversified Telecommunication Services – 2.9%
AT&T, Inc.	314,400	13,302,264
Verizon Communications, Inc.	49,500	2,191,860
Diversified Telecommunication Services Total		15,494,124
Wireless Telecommunication Services – 3.9%
Sprint Nextel Corp.	805,200	15,298,800
Telephone & Data Systems, Inc.	58,400	3,898,200
US Cellular Corp. (b)	12,800	1,256,960
Wireless Telecommunication Services Total		20,453,960
Telecommunication Services Total		35,948,084
Utilities – 5.7%
Electric Utilities – 2.4%
FirstEnergy Corp.	198,200	12,553,988
Electric Utilities Total		12,553,988
Independent Power Producers & Energy Traders – 3.1%
Constellation Energy Group, Inc.	45,400	3,894,866
Mirant Corp. (b)	287,200	11,683,296
NRG Energy, Inc. (a)(b)	19,300	816,197
Independent Power Producers & Energy Traders Total		16,394,359
Multi-Utilities – 0.2%
NSTAR (a)	38,000	1,322,780
Multi-Utilities Total		1,322,780
Utilities Total		30,271,127
Total Common Stocks (Cost of $456,460,374)		521,145,951
Securities Lending Collateral – 8.0%
State Street Navigator Securities Lending Prime Portfolio (d) (7 day yield of 5.320%)	42,109,402	42,109,402
Total Securities Lending Collateral (Cost of $42,109,402)		42,109,402

See Accompanying Notes to Financial Statements.

Columbia Disciplined Value Fund, September 30, 2007

Short-Term Obligation – 1.7%

	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 09/28/07, due 10/01/07 at 3.910%, collateralized by a U.S. Government Obligation maturing 05/15/20, market value $9,405,125 (repurchase proceeds $9,219,003)	9,216,000	9,216,000
Total Short-Term Obligation (Cost of $9,216,000)		9,216,000
Total Investments – 108.0% (Cost of $507,785,776)(e)		572,471,353
Other Assets & Liabilities, Net – (8.0)%		(42,370,464)
Net Assets – 100.0%		$530,100,889

Notes to Investment Portfolio:

(a)  All or a portion of this security was on loan at September 30, 2007. The total market value of securities on loan at September 30, 2007 is $41,162,967.

(b)  Non-income producing security.

(c)  A portion of this security with a market value of $2,337,140 is pledged as collateral for open futures contracts.

(d)  Investment made with cash collateral received from securities lending activity.

(e)  Cost for federal income tax purposes is $508,112,442.

At September 30, 2007, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Financials	31.7
Energy	14.3
Industrials	10.2
Consumer Discretionary	7.6
Consumer Staples	7.6
Health Care	6.9
Telecommunication Services	6.8
Utilities	5.7
Materials	4.0
Information Technology	3.5
98.3
Securities Lending Collateral	8.0
Short-Term Obligation	1.7
Other Assets & Liabilities, Net	(8.0)
100.0

At September 30, 2007, the Fund held the following open long futures contract:

Type	Number of Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
S&P 500 Index	26	$9,997,650	$9,674,748	Dec-2007	$322,902

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Common Stock Fund, September 30, 2007

Common Stocks – 99.7%

	Shares	Value ($)
Consumer Discretionary – 9.2%
Media – 2.6%
News Corp., Class A (a)	280,200	6,161,598
Omnicom Group, Inc.	114,500	5,506,305
Media Total		11,667,903
Multiline Retail – 2.4%
J.C. Penney Co., Inc.	44,500	2,819,965
Target Corp.	120,100	7,634,757
Multiline Retail Total		10,454,722
Specialty Retail – 1.5%
American Eagle Outfitters, Inc.	108,000	2,841,480
Urban Outfitters, Inc. (b)	174,300	3,799,740
Specialty Retail Total		6,641,220
Textiles, Apparel & Luxury Goods – 2.7%
Coach, Inc. (b)	87,500	4,136,125
NIKE, Inc., Class B	130,700	7,666,862
Textiles, Apparel & Luxury Goods Total		11,802,987
Consumer Discretionary Total		40,566,832
Consumer Staples – 8.1%
Beverages – 2.9%
Coca-Cola Co.	221,060	12,704,318
Beverages Total		12,704,318
Household Products – 1.7%
Colgate-Palmolive Co.	107,820	7,689,723
Household Products Total		7,689,723
Personal Products – 2.3%
Avon Products, Inc.	122,300	4,589,919
Herbalife Ltd.	121,200	5,509,752
Personal Products Total		10,099,671
Tobacco – 1.2%
Altria Group, Inc.	77,200	5,367,716
Tobacco Total		5,367,716
Consumer Staples Total		35,861,428
Energy – 11.6%
Energy Equipment & Services – 4.0%
Halliburton Co.	183,900	7,061,760
Transocean, Inc. (b)	55,890	6,318,364
Weatherford International Ltd. (a)(b)	61,900	4,158,442
Energy Equipment & Services Total		17,538,566

	Shares	Value ($)
Oil, Gas & Consumable Fuels – 7.6%
Anadarko Petroleum Corp. (a)	114,200	6,138,250
Apache Corp.	78,300	7,051,698
ConocoPhillips	150,200	13,183,054
Devon Energy Corp.	85,210	7,089,472
Oil, Gas & Consumable Fuels Total		33,462,474
Energy Total		51,001,040
Financials – 19.6%
Capital Markets – 6.4%
Affiliated Managers Group, Inc. (a)(b)	35,200	4,488,352
Charles Schwab Corp.	322,632	6,968,851
Goldman Sachs Group, Inc.	22,600	4,898,324
Merrill Lynch & Co., Inc.	43,600	3,107,808
State Street Corp.	94,700	6,454,752
TD Ameritrade Holding Corp. (a)(b)	135,700	2,472,454
Capital Markets Total		28,390,541
Consumer Finance – 1.8%
American Express Co.	129,940	7,714,538
Consumer Finance Total		7,714,538
Diversified Financial Services – 4.5%
Citigroup, Inc.	202,589	9,454,829
JPMorgan Chase & Co.	224,472	10,285,307
Diversified Financial Services Total		19,740,136
Insurance – 5.4%
American International Group, Inc.	33,080	2,237,862
Berkshire Hathaway, Inc., Class B (b)	2,739	10,824,528
Principal Financial Group, Inc.	91,200	5,753,808
Unum Group (a)	207,290	5,072,386
Insurance Total		23,888,584
Real Estate Management & Development – 0.8%
CB Richard Ellis Group, Inc., Class A (b)	130,600	3,635,904
Real Estate Management & Development Total		3,635,904
Thrifts & Mortgage Finance – 0.7%
Federal National Mortgage Association	35,900	2,183,079
Washington Mutual, Inc. (a)	28,800	1,016,928
Thrifts & Mortgage Finance Total		3,200,007
Financials Total		86,569,710

See Accompanying Notes to Financial Statements.

Columbia Common Stock Fund, September 30, 2007

Common Stocks (continued)

	Shares	Value ($)
Health Care – 14.4%
Health Care Equipment & Supplies – 5.5%
Baxter International, Inc.	137,700	7,749,756
Covidien Ltd.	145,925	6,055,887
Hologic, Inc. (a)(b)	55,100	3,361,100
Medtronic, Inc.	127,600	7,197,916
Health Care Equipment & Supplies Total		24,364,659
Health Care Providers & Services – 1.8%
McKesson Corp.	134,610	7,913,722
Health Care Providers & Services Total		7,913,722
Life Sciences Tools & Services – 1.6%
Thermo Fisher Scientific, Inc. (b)	125,450	7,240,974
Life Sciences Tools & Services Total		7,240,974
Pharmaceuticals – 5.5%
Abbott Laboratories	196,587	10,540,995
Johnson & Johnson	114,890	7,548,273
Wyeth	134,600	5,996,430
Pharmaceuticals Total		24,085,698
Health Care Total		63,605,053
Industrials – 10.3%
Aerospace & Defense – 2.2%
Honeywell International, Inc.	161,850	9,625,220
Aerospace & Defense Total		9,625,220
Commercial Services & Supplies – 1.4%
Waste Management, Inc.	158,400	5,978,016
Commercial Services & Supplies Total		5,978,016
Industrial Conglomerates – 5.2%
General Electric Co.	421,840	17,464,176
Tyco International Ltd.	124,025	5,499,268
Industrial Conglomerates Total		22,963,444
Road & Rail – 1.5%
Union Pacific Corp.	60,210	6,807,343
Road & Rail Total		6,807,343
Industrials Total		45,374,023
Information Technology – 22.6%
Communications Equipment – 5.2%
Cisco Systems, Inc. (b)	402,300	13,320,153
Nokia Oyj, ADR	258,700	9,812,491
Communications Equipment Total		23,132,644
Computers & Peripherals – 1.9%
Hewlett-Packard Co.	171,100	8,519,069
Computers & Peripherals Total		8,519,069

	Shares	Value ($)
Electronic Equipment & Instruments – 1.3%
Tyco Electronics Ltd.	159,025	5,634,256
Electronic Equipment & Instruments Total		5,634,256
Internet Software & Services – 8.0%
Akamai Technologies, Inc. (a)(b)	28,000	804,440
eBay, Inc. (b)	285,500	11,140,210
Google, Inc., Class A (a)(b)	20,100	11,402,127
VeriSign, Inc. (b)	267,000	9,008,580
Yahoo!, Inc. (b)	106,900	2,869,196
Internet Software & Services Total		35,224,553
Software – 6.2%
Microsoft Corp.	560,220	16,504,081
Oracle Corp. (b)	362,940	7,857,651
THQ, Inc. (b)	110,900	2,770,282
Software Total		27,132,014
Information Technology Total		99,642,536
Materials – 1.4%
Metals & Mining – 1.4%
Alcoa, Inc.	156,500	6,122,280
Metals & Mining Total		6,122,280
Materials Total		6,122,280
Telecommunication Services – 1.5%
Diversified Telecommunication Services – 1.5%
Verizon Communications, Inc.	145,000	6,420,600
Diversified Telecommunication Services Total		6,420,600
Telecommunication Services Total		6,420,600
Utilities – 1.0%
Electric Utilities – 1.0%
Duke Energy Corp.	246,800	4,612,692
Electric Utilities Total		4,612,692
Utilities Total		4,612,692
Total Common Stocks (Cost of $349,709,581)		439,776,194
Securities Lending Collateral – 6.3%
State Street Navigator Securities Lending Prime Portfolio (c) (7 day yield of 5.320%)	28,068,410	28,068,410
Total Securities Lending Collateral (Cost of $28,068,410)		28,068,410

See Accompanying Notes to Financial Statements.

Columbia Common Stock Fund, September 30, 2007

Short-Term Obligation – 0.7%

	Par ($)	Value ($)
Repurchase agreement with Fixed Income Clearing Corp., dated 09/28/07, due 10/01/07 at 3.910%, collateralized by a U.S. Treasury Obligation maturing on 08/15/22, market value $3,014,388 (repurchase proceeds $2,952,962)	2,952,000	2,952,000
Total Short-Term Obligation (Cost of $2,952,000)		2,952,000
Total Investments – 106.7% (Cost of $380,729,991)(d)		470,796,604
Other Assets & Liabilities, Net – (6.7)%		(29,644,974)
Net Assets – 100.0%		$441,151,630

Notes to Investment Portfolio:

(a)  All or a portion of this security was on loan at September 30, 2007. The total market value of securities on loan at September 30, 2007 is $25,545,740.

(b)  Non-income producing security.

(c)  Investment made with cash collateral received from securities lending activity.

(d)  Cost for federal income tax purposes is $382,164,655.

At September 30, 2007, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	22.6
Financials	19.6
Health Care	14.4
Energy	11.6
Industrials	10.3
Consumer Discretionary	9.2
Consumer Staples	8.1
Telecommunication Services	1.5
Materials	1.4
Utilities	1.0
99.7
Securities Lending Collateral	6.3
Short-Term Obligation	0.7
Other Assets & Liabilities, Net	(6.7)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Investment Portfolio – Columbia Small Cap Core Fund, September 30, 2007

Common Stocks – 98.3%

	Shares	Value ($)
Consumer Discretionary – 15.1%
Auto Components – 1.2%
ArvinMeritor, Inc.	196,500	3,305,130
Cooper Tire & Rubber Co.	167,420	4,085,048
Dorman Products, Inc. (a)	430,921	6,084,605
Hawk Corp., Class A (a)	113,223	1,570,403
Auto Components Total		15,045,186
Automobiles – 0.0%
Winnebago Industries, Inc.	13,580	324,290
Automobiles Total		324,290
Distributors – 0.4%
Keystone Automotive Industries, Inc. (a)	109,200	5,215,392
Distributors Total		5,215,392
Diversified Consumer Services – 1.1%
CPI Corp.	7,170	276,189
DeVry, Inc.	12,120	448,561
Nobel Learning Communities, Inc. (a)	201,500	3,012,425
Pre-Paid Legal Services, Inc. (a)	7,130	395,430
Regis Corp.	277,200	8,845,452
Sotheby's	6,280	300,121
Diversified Consumer Services Total		13,278,178
Hotels, Restaurants & Leisure – 1.8%
Applebee's International, Inc.	8,280	206,006
Buca, Inc. (a)	327,250	611,958
Buffalo Wild Wings, Inc. (a)	4,775	180,113
CEC Entertainment, Inc. (a)	199,030	5,347,936
Monarch Casino & Resort, Inc. (a)	12,430	353,634
Morgans Hotel Group Co. (a)	154,400	3,358,200
O'Charleys, Inc.	468,805	7,107,084
Ruby Tuesday, Inc.	153,650	2,817,941
Steak n Shake Co. (a)	147,150	2,208,721
Hotels, Restaurants & Leisure Total		22,191,593
Household Durables – 0.4%
American Greetings Corp., Class A	16,720	441,408
Blyth Industries, Inc.	13,350	273,008
Jarden Corp. (a)	113,025	3,496,993
Tempur-Pedic International, Inc.	15,640	559,130
Tupperware Brands Corp.	14,770	465,107
Household Durables Total		5,235,646
Internet & Catalog Retail – 0.3%
NetFlix, Inc. (a)	12,990	269,153
Priceline.com, Inc. (a)	4,320	383,400
Systemax, Inc.	16,650	340,326
Valuevision Media, Inc., Class A (a)	398,350	2,951,773
Internet & Catalog Retail Total		3,944,652

	Shares	Value ($)
Leisure Equipment & Products – 1.6%
Arctic Cat, Inc.	21,875	357,875
Callaway Golf Co.	298,500	4,778,985
JAKKS Pacific, Inc. (a)	3,360	89,746
Oakley, Inc.	14,850	431,095
Polaris Industries, Inc.	8,290	361,610
RC2 Corp. (a)	266,000	7,365,540
Steinway Musical Instruments, Inc.	200,600	5,941,772
Sturm Ruger & Co., Inc. (a)	18,250	326,857
Leisure Equipment & Products Total		19,653,480
Media – 1.8%
Catalina Marketing Corp. (a)	208,250	6,745,217
Marvel Entertainment, Inc. (a)	15,290	358,398
Regent Communications, Inc. (a)	816,698	2,147,916
Scholastic Corp. (a)	160,500	5,595,030
Sinclair Broadcast Group, Inc., Class A	210,050	2,529,002
Voyager Learning Co. (a)	491,430	4,044,469
Media Total		21,420,032
Specialty Retail – 4.7%
Aaron Rents, Inc.	14,750	328,925
Aeropostale, Inc. (a)	17,435	332,311
Buckle, Inc.	253,465	9,616,462
Collective Brands, Inc. (a)	302,400	6,670,944
Guitar Center, Inc. (a)	169,900	10,075,070
HOT Topic, Inc. (a)	269,600	2,011,216
Lithia Motors, Inc., Class A	345,600	5,895,936
Men's Wearhouse, Inc.	9,090	459,227
Monro Muffler, Inc.	215,046	7,266,405
Rent-A-Center, Inc. (a)	399,070	7,235,139
Stage Stores, Inc.	437,175	7,969,700
Zumiez, Inc. (a)	3,390	150,414
Specialty Retail Total		58,011,749
Textiles, Apparel & Luxury Goods – 1.8%
Ashworth, Inc. (a)	290,100	1,784,115
Deckers Outdoor Corp. (a)	1,752	192,370
Quiksilver, Inc. (a)	370,500	5,298,150
Rocky Brands, Inc. (a)	130,150	1,383,494
Unifirst Corp. (b)	329,613	12,347,303
Wolverine World Wide, Inc.	15,190	416,206
Textiles, Apparel & Luxury Goods Total		21,421,638
Consumer Discretionary Total		185,741,836
Consumer Staples – 2.4%
Beverages – 0.1%
MGP Ingredients, Inc.	148,100	1,520,987
Beverages Total		1,520,987

See Accompanying Notes to Financial Statements.

Columbia Small Cap Core Fund, September 30, 2007

Common Stocks (continued)

	Shares	Value ($)
Food & Staples Retailing – 1.0%
Casey's General Stores, Inc.	239,620	6,637,474
Nash Finch Co.	1,560	62,135
Pantry, Inc. (a)	101,800	2,609,134
Topps Co., Inc.	266,268	2,580,137
Winn-Dixie Stores, Inc. (a)	12,890	241,301
Food & Staples Retailing Total		12,130,181
Food Products – 0.9%
Cal-Maine Foods, Inc.	18,158	458,308
Corn Products International, Inc.	201,550	9,245,099
Flowers Foods, Inc.	21,520	469,136
Sanderson Farms, Inc.	4,527	188,640
Food Products Total		10,361,183
Household Products – 0.4%
Central Garden & Pet Co. (a)	163,700	1,456,930
Central Garden & Pet Co., Class A (a)	327,400	2,940,052
Spectrum Brands, Inc. (a)	100,950	585,510
Household Products Total		4,982,492
Personal Products – 0.0%
Chattem, Inc. (a)	6,420	452,738
Personal Products Total		452,738
Tobacco – 0.0%
Universal Corp.	4,190	205,100
Tobacco Total		205,100
Consumer Staples Total		29,652,681
Energy – 3.5%
Energy Equipment & Services – 2.3%
Gulfmark Offshore, Inc. (a)	88,842	4,323,052
Hornbeck Offshore Services, Inc. (a)	8,116	297,857
Newpark Resources, Inc. (a)	650,910	3,488,878
Oceaneering International, Inc. (a)	108,600	8,231,880
Oil States International, Inc. (a)	9,590	463,197
Superior Well Services, Inc. (a)	138,518	3,148,514
Tetra Technologies, Inc. (a)	354,500	7,494,130
Energy Equipment & Services Total		27,447,508
Oil, Gas & Consumable Fuels – 1.2%
Alon USA Energy, Inc.	8,020	270,916
Alpha Natural Resources, Inc. (a)	21,080	489,689
Atlas America, Inc.	1,160	59,891
Bill Barrett Corp. (a)	10,540	415,381
Delek US Holdings, Inc.	13,330	334,316
Foundation Coal Holdings, Inc.	27,950	1,095,640
GeoMet, Inc. (a)	153,900	783,351
Kodiak Oil & Gas Corp. (a)	201,300	664,290
Mariner Energy, Inc. (a)	20,030	414,821
Penn Virginia Corp.	9,860	433,643

	Shares	Value ($)
Petroquest Energy, Inc. (a)	201,870	2,166,065
USEC, Inc. (a)	23,860	244,565
Warren Resources, Inc. (a)	99,800	1,251,492
Whiting Petroleum Corp. (a)	141,300	6,280,785
Oil, Gas & Consumable Fuels Total		14,904,845
Energy Total		42,352,353
Financials – 11.2%
Capital Markets – 0.8%
GAMCO Investors, Inc., Class A	7,804	427,659
GFI Group, Inc. (a)	7,293	628,073
Prospect Capital Corp.	116,869	1,989,110
Waddell & Reed Financial, Inc., Class A	224,140	6,058,505
Capital Markets Total		9,103,347
Commercial Banks – 1.8%
Abington Bancorp, Inc.	240,200	2,341,950
Banco Latinoamericano de Exportaciones SA, Class E	17,870	324,877
Chittenden Corp.	7,000	246,120
First Bancorp Puerto Rico	38,960	370,120
Oriental Financial Group	470,590	5,411,785
Pacific Capital Bancorp	16,340	429,742
SVB Financial Group (a)	8,280	392,141
Taylor Capital Group, Inc.	265,457	7,414,214
UMB Financial Corp.	113,040	4,844,894
Westamerica Bancorporation	9,250	460,742
Commercial Banks Total		22,236,585
Consumer Finance – 0.3%
Advance America Cash Advance Centers, Inc.	24,450	260,882
Advanta Corp., Class B	10,967	300,715
QC Holdings, Inc.	240,502	3,475,254
Consumer Finance Total		4,036,851
Diversified Financial Services – 0.1%
Asta Funding, Inc.	7,930	303,878
Financial Federal Corp.	8,955	250,829
Portfolio Recovery Associates, Inc.	6,700	355,569
Diversified Financial Services Total		910,276
Insurance – 3.6%
Amerisafe, Inc. (a)	17,286	285,910
Aspen Insurance Holdings Ltd.	17,409	485,885
Commerce Group, Inc.	12,500	368,375
Darwin Professional Underwriters, Inc. (a)	124,520	2,689,632
First Mercury Financial Corp. (a)	233,325	5,018,821
Hilb Rogal & Hobbs Co.	69,350	3,004,936
Hilltop Holdings, Inc. (a)	29,770	349,500
Horace Mann Educators Corp.	211,350	4,165,709

See Accompanying Notes to Financial Statements.

Columbia Small Cap Core Fund, September 30, 2007

Common Stocks (continued)

	Shares	Value ($)
Max Capital Group Ltd.	6,530	183,101
Midland Co.	89,365	4,911,500
National Interstate Corp.	72,612	2,235,724
Navigators Group, Inc. (a)	85,364	4,630,997
NYMAGIC, Inc.	100,041	2,782,140
Odyssey Re Holdings Corp.	10,330	383,346
Phoenix Companies, Inc.	172,700	2,436,797
Platinum Underwriters Holdings Ltd.	12,301	442,344
RAM Holdings Ltd. (a)	342,000	3,180,600
RLI Corp.	7,270	412,354
State Auto Financial Corp.	194,425	5,686,931
United America Indemnity Ltd., Class A (a)	12,372	266,122
Insurance Total		43,920,724
Real Estate Investment Trusts (REITs) – 3.2%
Acadia Realty Trust	196,850	5,340,540
American Campus Communities, Inc.	121,000	3,544,090
Anthracite Capital, Inc.	25,926	235,927
Arbor Realty Trust, Inc.	10,287	194,321
Ashford Hospitality Trust, Inc.	419,267	4,213,633
DiamondRock Hospitality Co.	351,460	6,118,919
Digital Realty Trust, Inc.	10,520	414,383
FelCor Lodging Trust, Inc.	17,674	352,243
First Potomac Realty Trust	325,600	7,098,080
Gramercy Capital Corp.	258,238	6,499,850
National Retail Properties, Inc.	6,680	162,858
Nationwide Health Properties, Inc.	17,670	532,397
Pennsylvania Real Estate Investment Trust	9,820	382,391
Potlatch Corp.	8,754	394,193
PS Business Parks, Inc.	2,182	124,047
Saul Centers, Inc.	3,440	177,160
Strategic Hotels & Resorts, Inc.	19,170	394,710
Sunstone Hotel Investors, Inc.	99,370	2,547,847
Tanger Factory Outlet Centers, Inc.	4,110	166,825
Real Estate Investment Trusts (REITs) Total		38,894,414
Real Estate Management & Development – 0.0%
Thomas Properties Group, Inc.	16,400	196,800
Real Estate Management & Development Total		196,800
Thrifts & Mortgage Finance – 1.4%
Dime Community Bancshares	275,850	4,129,475
Encore Bancshares, Inc. (a)	29,940	629,638
First Niagara Financial Group, Inc.	162,600	2,300,790
Flagstar BanCorp, Inc.	224,600	2,185,358
Jefferson Bancshares, Inc.	266,400	2,799,864
NewAlliance Bancshares, Inc.	385,900	5,665,012
Thrifts & Mortgage Finance Total		17,710,137
Financials Total		137,009,134

	Shares	Value ($)
Health Care – 17.5%
Biotechnology – 0.6%
BioMarin Pharmaceuticals, Inc. (a)	238,700	5,943,630
Cubist Pharmaceuticals, Inc. (a)	16,280	343,996
Lifecell Corp. (a)	12,470	468,498
Savient Pharmaceuticals, Inc. (a)	27,990	407,254
United Therapeutics Corp. (a)	5,140	342,016
Biotechnology Total		7,505,394
Health Care Equipment & Supplies – 6.7%
Analogic Corp.	134,441	8,571,958
Cooper Companies, Inc.	96,491	5,058,058
Criticare Systems, Inc. (a)	306,400	903,880
Datascope Corp.	242,681	8,205,045
Greatbatch, Inc. (a)	118,000	3,137,620
Immucor, Inc. (a)	6,329	226,262
Invacare Corp.	449,883	10,518,265
Langer, Inc. (a)	320,769	1,603,845
Lifecore Biomedical, Inc. (a)	336,700	4,343,430
Meridian Bioscience, Inc.	17,090	518,169
PolyMedica Corp.	250,321	13,146,859
STAAR Surgical Co. (a)	810,500	2,431,500
STERIS Corp.	5,960	162,887
Strategic Diagnostics, Inc. (a)	646,450	3,296,895
Symmetry Medical, Inc. (a)	365,475	6,103,432
Thoratec Corp. (a)	248,950	5,150,775
West Pharmaceutical Services, Inc.	216,702	9,027,805
Health Care Equipment & Supplies Total		82,406,685
Health Care Providers & Services – 6.6%
Air Methods Corp. (a)	100,475	4,641,945
Alliance Imaging, Inc. (a)	38,790	351,437
AMERIGROUP Corp. (a)	9,890	341,007
Apria Healthcare Group, Inc. (a)	14,580	379,226
Chemed Corp.	6,620	411,499
Emergency Medical Services Corp. (a)	12,030	363,908
Healthspring, Inc. (a)	20,645	402,578
HMS Holdings Corp. (a)	146,900	3,615,209
inVentiv Health, Inc. (a)	11,110	486,840
LCA-Vision, Inc.	8,310	244,231
LifePoint Hospitals, Inc. (a)	235,098	7,055,291
Magellan Health Services, Inc. (a)	152,000	6,168,160
Owens & Minor, Inc.	147,300	5,610,657
Pediatrix Medical Group, Inc. (a)	114,300	7,477,506
Providence Service Corp. (a)	365,091	10,719,072
PSS World Medical, Inc. (a)	259,962	4,973,073
Res-Care, Inc. (a)	1,038,592	23,721,441
U.S. Physical Therapy, Inc. (a)	247,650	3,665,220
Health Care Providers & Services Total		80,628,300
Health Care Technology – 0.2%
Mediware Information Systems (a)	314,600	2,060,630
Health Care Technology Total		2,060,630

See Accompanying Notes to Financial Statements.

Columbia Small Cap Core Fund, September 30, 2007

Common Stocks (continued)

	Shares	Value ($)
Life Sciences Tools & Services – 0.6%
Albany Molecular Research, Inc. (a)	12,820	193,582
Cambrex Corp.	590,559	6,431,187
Dionex Corp. (a)	5,800	460,868
eResearchTechnology, Inc. (a)	20,563	234,213
PAREXEL International Corp. (a)	8,540	352,446
Qiagen N.V. (a)	1,141	22,147
Life Sciences Tools & Services Total		7,694,443
Pharmaceuticals – 2.8%
Acusphere, Inc. (a)	497,700	746,550
Adolor Corp. (a)	218,300	746,586
Hi-Tech Pharmacal Co., Inc. (a)	264,000	3,133,680
KV Pharmaceutical Co., Class A (a)	230,650	6,596,590
MGI Pharma, Inc. (a)	20,310	564,212
Noven Pharmaceuticals, Inc. (a)	223,800	3,565,134
Obagi Medical Products, Inc. (a)	370,800	6,848,676
Perrigo Co.	251,220	5,363,547
Sciele Pharma, Inc. (a)	13,836	360,013
Valeant Pharmaceuticals International (a)	371,026	5,743,482
Pharmaceuticals Total		33,668,470
Health Care Total		213,963,922
Industrials – 19.3%
Aerospace & Defense – 2.1%
AAR Corp. (a)	242,700	7,363,518
Ceradyne, Inc. (a)	5,654	428,234
Ladish Co., Inc. (a)	68,800	3,817,024
LMI Aerospace, Inc. (a)	97,603	2,259,509
Moog, Inc., Class A (a)	259,940	11,421,764
Stanley, Inc. (a)	34,620	953,781
Aerospace & Defense Total		26,243,830
Air Freight & Logistics – 0.3%
HUB Group, Inc., Class A (a)	13,061	392,222
Pacer International, Inc.	170,000	3,238,500
Air Freight & Logistics Total		3,630,722
Building Products – 0.7%
American Woodmark Corp.	10,630	263,518
Insteel Industries, Inc.	229,151	3,517,468
NCI Building Systems, Inc. (a)	96,036	4,149,715
Building Products Total		7,930,701
Commercial Services & Supplies – 5.3%
Clean Harbors, Inc. (a)	146,600	6,526,632
Consolidated Graphics, Inc. (a)	126,330	7,932,261
Danka Business Systems PLC, ADR (a)	1,572,223	1,132,001
Deluxe Corp.	10,530	387,925
FTI Consulting, Inc. (a)	298,900	15,037,659
G&K Services, Inc., Class A	70,070	2,816,814

	Shares	Value ($)
Heidrick & Struggles International, Inc.	7,890	287,591
Herman Miller, Inc.	2,480	67,307
Kforce, Inc. (a)	1,035,704	13,319,153
Knoll, Inc.	16,290	288,985
Labor Ready, Inc. (a)	20,344	376,567
McGrath Rentcorp	185,022	6,150,131
Navigant Consulting, Inc. (a)	153,800	1,947,108
Rollins, Inc.	17,180	458,534
Spherion Corp. (a)	297,090	2,453,963
Tetra Tech, Inc. (a)	263,772	5,570,865
United Stationers, Inc. (a)	3,100	172,112
Watson Wyatt Worldwide, Inc., Class A	8,980	403,561
Commercial Services & Supplies Total		65,329,169
Construction & Engineering – 2.6%
Chicago Bridge & Iron Co., NV, N.Y. Registered Shares	169,700	7,307,282
EMCOR Group, Inc. (a)	415,376	13,026,191
Granite Construction, Inc.	7,836	415,465
Northwest Pipe Co. (a)	195,167	7,381,216
Sterling Construction Co., Inc. (a)	151,420	3,494,773
Construction & Engineering Total		31,624,927
Electrical Equipment – 2.3%
Acuity Brands, Inc.	7,460	376,581
Baldor Electric Co.	120,600	4,817,970
BTU International, Inc. (a)	296,389	3,811,562
GrafTech International Ltd. (a)	355,290	6,338,374
LSI Industries, Inc. (a)	628,177	12,890,192
Woodward Governor Co.	6,712	418,829
Electrical Equipment Total		28,653,508
Industrial Conglomerates – 0.0%
Raven Industries, Inc.	2,200	88,110
Industrial Conglomerates Total		88,110
Machinery – 3.9%
Albany International Corp., Class A	376,748	14,124,283
Astec Industries, Inc. (a)	4,350	249,908
Axsys Technologies, Inc. (a)	104,863	3,246,558
Cascade Corp.	2,370	154,453
CIRCOR International, Inc.	40,829	1,854,045
CLARCOR, Inc.	11,810	404,020
Flanders Corp. (a)	566,856	2,590,532
FreightCar America, Inc.	8,392	320,574
Kaydon Corp.	4,260	221,477
Key Technology, Inc. (a)(b)	152,265	4,583,177
Middleby Corp. (a)	5,520	356,261
Miller Industries, Inc. (a)	204,300	3,497,616
Nordson Corp.	122,940	6,172,817
Oshkosh Truck Corp.	58,450	3,622,147
Tennant Co.	82,727	4,028,805

See Accompanying Notes to Financial Statements.

Columbia Small Cap Core Fund, September 30, 2007

Common Stocks (continued)

	Shares	Value ($)
Valmont Industries, Inc.	2,951	250,392
Wabtec Corp.	11,590	434,161
Watts Water Technologies, Inc., Class A	55,064	1,690,465
Machinery Total		47,801,691
Marine – 0.1%
Diana Shipping, Inc.	7,134	203,319
Horizon Lines, Inc., Class A	10,710	326,976
TBS International Ltd. (a)	5,707	235,414
Marine Total		765,709
Road & Rail – 1.5%
Arkansas Best Corp.	177,140	5,785,393
Frozen Food Express Industries	160,500	1,080,165
Kansas City Southern (a)	245,295	7,891,140
Werner Enterprises, Inc.	234,075	4,014,386
Road & Rail Total		18,771,084
Trading Companies & Distributors – 0.5%
Rush Enterprises, Inc., Class A (a)	108,700	2,755,545
Rush Enterprises, Inc., Class B (a)	144,650	3,451,349
Trading Companies & Distributors Total		6,206,894
Industrials Total		237,046,345
Information Technology – 21.4%
Communications Equipment – 2.3%
ADC Telecommunications, Inc. (a)	317,900	6,234,019
ADTRAN, Inc.	220,570	5,079,727
Arris Group, Inc. (a)	26,586	328,337
Bookham, Inc. (a)	496,300	1,369,788
Comtech Telecommunications Corp. (a)	8,107	433,643
Dycom Industries, Inc. (a)	16,569	507,508
EFJ, Inc. (a)	188,597	1,093,863
InterDigital, Inc. (a)	15,236	316,604
MasTec, Inc. (a)	191,400	2,692,998
Performance Technologies, Inc. (a)(b)	751,700	3,766,017
Plantronics, Inc.	14,192	405,182
Sirenza Microdevices, Inc. (a)	360,200	6,227,858
Communications Equipment Total		28,455,544
Computers & Peripherals – 1.9%
Avid Technology, Inc. (a)	96,800	2,621,344
Hypercom Corp. (a)	531,600	2,402,832
Imation Corp.	213,650	5,240,834
Intevac, Inc. (a)	17,970	273,144
Mobility Electronics, Inc. (a)	519,700	1,824,147
Presstek, Inc. (a)	489,950	3,071,987
Rimage Corp. (a)	199,248	4,471,125
STEC, Inc. (a)	438,300	3,344,229
Synaptics, Inc. (a)	5,630	268,889
Computers & Peripherals Total		23,518,531

	Shares	Value ($)
Electronic Equipment & Instruments – 5.7%
Agilysys, Inc.	127,095	2,147,905
Benchmark Electronics, Inc. (a)	1,173,470	28,010,729
Excel Technology, Inc. (a)	230,600	5,753,470
FARO Technologies, Inc. (a)	83,216	3,673,986
FLIR Systems, Inc. (a)	11,340	628,123
Keithley Instruments, Inc.	334,690	3,547,714
LeCroy Corp. (a)	165,800	1,236,868
Merix Corp. (a)	393,100	2,224,946
Methode Electronics, Inc., Class A	22,770	342,689
MTS Systems Corp.	8,960	372,736
Newport Corp. (a)	288,100	4,387,763
NU Horizons Electronics Corp. (a)	225,537	2,126,814
Plexus Corp. (a)	289,535	7,933,259
Technitrol, Inc.	266,160	7,173,012
Electronic Equipment & Instruments Total		69,560,014
Internet Software & Services – 1.0%
EarthLink, Inc. (a)	529,400	4,192,848
j2 Global Communications, Inc. (a)	6,850	224,201
S1 Corp. (a)	380,250	3,441,263
SAVVIS, Inc. (a)	9,890	383,534
Selectica, Inc. (a)	868,975	1,520,706
Tumbleweed Communications Corp. (a)	788,800	1,695,920
United Online, Inc.	23,540	353,335
Internet Software & Services Total		11,811,807
IT Services – 2.0%
Analysts International Corp. (a)	1,040,200	1,581,104
Computer Task Group, Inc. (a)	900,200	3,915,870
CSG Systems International, Inc. (a)	15,240	323,850
infoUSA, Inc.	374,600	3,480,034
Integral Systems, Inc.	240,336	5,164,821
NCI, Inc., Class A (a)	183,685	3,475,320
SAIC, Inc. (a)	23,970	459,984
Startek, Inc.	111,300	1,127,469
Syntel, Inc.	10,690	444,490
TNS, Inc.	301,200	4,837,272
IT Services Total		24,810,214
Semiconductors & Semiconductor Equipment – 4.3%
Advanced Energy Industries, Inc. (a)	19,510	294,601
Amkor Technology, Inc. (a)	32,990	380,045
ATMI, Inc. (a)	275,249	8,188,658
Cirrus Logic, Inc. (a)	559,200	3,578,880
Cymer, Inc. (a)	10,200	391,578
Exar Corp. (a)	267,029	3,487,399
Fairchild Semiconductor International, Inc. (a)	572,250	10,689,630
hifn, Inc. (a)	400,100	3,272,818
IXYS Corp. (a)	263,250	2,745,697
Micrel, Inc.	35,417	382,504
ON Semiconductor Corp. (a)	854,900	10,737,544

See Accompanying Notes to Financial Statements.

Columbia Small Cap Core Fund, September 30, 2007

Common Stocks (continued)

	Shares	Value ($)
Pericom Semiconductor Corp. (a)	390,060	4,571,503
Photronics, Inc. (a)	23,320	266,081
Sigma Designs, Inc. (a)	9,580	462,139
Spansion, Inc., Class A (a)	38,790	327,775
Ultratech, Inc. (a)	245,446	3,401,882
Semiconductors & Semiconductor Equipment Total		53,178,734
Software – 4.2%
Advent Software, Inc. (a)	8,620	404,881
Bottomline Technologies, Inc. (a)	210,400	2,636,312
Epicor Software Corp. (a)	266,700	3,672,459
Jack Henry & Associates, Inc.	17,500	452,550
Lawson Software, Inc. (a)	707,156	7,078,632
Mentor Graphics Corp. (a)	360,350	5,441,285
MSC.Software Corp. (a)	486,415	6,624,972
PLATO Learning, Inc. (a)	355,650	1,344,357
Progress Software Corp. (a)	294,357	8,919,017
Sonic Solutions (a)	337,700	3,535,719
SPSS, Inc. (a)	8,650	355,861
Sybase, Inc. (a)	443,350	10,254,686
Vasco Data Security International, Inc. (a)	14,500	511,995
Software Total		51,232,726
Information Technology Total		262,567,570
Materials – 5.0%
Chemicals – 2.9%
Calgon Carbon Corp. (a)	11,630	162,355
CF Industries Holdings, Inc.	8,430	639,921
H.B. Fuller Co.	473,120	14,042,201
Sensient Technologies Corp.	348,487	10,060,820
Spartech Corp.	591,150	10,085,019
Terra Industries, Inc. (a)	17,850	557,991
Chemicals Total		35,548,307
Containers & Packaging – 1.0%
AptarGroup, Inc.	10,840	410,511
Greif, Inc., Class A	184,044	11,167,790
Rock-Tenn Co., Class A	6,780	195,942
Silgan Holdings, Inc.	5,800	311,750
Containers & Packaging Total		12,085,993
Metals & Mining – 0.4%
Metal Management, Inc.	7,390	400,538
Quanex Corp.	8,710	409,196
Reliance Steel & Aluminum Co.	53,828	3,043,435
Worthington Industries, Inc.	17,960	423,137
Metals & Mining Total		4,276,306

	Shares	Value ($)
Paper & Forest Products – 0.7%
Bowater, Inc.	290,100	4,328,292
Glatfelter Co.	322,840	4,790,946
Paper & Forest Products Total		9,119,238
Materials Total		61,029,844
Telecommunication Services – 0.4%
Diversified Telecommunication Services – 0.2%
Citizens Communications Co.	925	13,246
Cogent Communications Group, Inc. (a)	4,040	94,293
General Communication, Inc., Class A (a)	195,550	2,373,977
NTELOS Holdings Corp.	5,009	147,565
PAETEC Holding Corp. (a)	15,940	198,772
SureWest Communications	6,379	159,539
Diversified Telecommunication Services Total		2,987,392
Wireless Telecommunication Services – 0.2%
LCC International, Inc., Class A (a)	546,150	1,878,756
Syniverse Holdings, Inc. (a)	17,700	281,430
USA Mobility, Inc. (a)	6,334	106,855
Wireless Telecommunication Services Total		2,267,041
Telecommunication Services Total		5,254,433
Utilities – 2.5%
Electric Utilities – 0.2%
El Paso Electric Co. (a)	14,990	346,719
IDACORP, Inc.	37,150	1,216,291
Otter Tail Corp.	12,290	438,138
Portland General Electric Co.	1,870	51,986
Electric Utilities Total		2,053,134
Gas Utilities – 1.4%
New Jersey Resources Corp.	126,157	6,256,126
Northwest Natural Gas Co.	95,400	4,359,780
South Jersey Industries, Inc.	178,087	6,197,427
Gas Utilities Total		16,813,333
Independent Power Producers & Energy Traders – 0.0%
Black Hills Corp.	9,140	374,923
Independent Power Producers & Energy Traders Total		374,923
Water Utilities – 0.9%
American States Water Co.	155,950	6,082,050
California Water Service Group	124,400	4,788,156
Water Utilities Total		10,870,206
Utilities Total		30,111,596
Total Common Stocks (Cost of $975,888,778)		1,204,729,714

See Accompanying Notes to Financial Statements.

Columbia Small Cap Core Fund, September 30, 2007

Short-Term Obligation – 2.1%

	Par ($)	Value ($)
Repurchase agreements with Fixed Income Clearing Corp., dated 09/28/07, due 10/01/07 at 3.910%, collateralized by U.S. Treasury Obligations with various maturities to 05/15/20, market value $26,617,338 (repurchase proceeds $26,097,501)	26,089,000	26,089,000
Total Short-Term Obligation (Cost of $26,089,000)		26,089,000
Total Investments – 100.4% (Cost of $1,001,977,778)(c)		1,230,818,714
Other Assets & Liabilities, Net – (0.4)%		(5,167,195)
Net Assets – 100.0%		$1,225,651,519

Notes to Investment Portfolio:

(a)  Non-income producing security.

(b)  Investments in affiliates during the year ended September 30, 2007:

Security name:	Key Technology, Inc.
Shares as of 09/30/06:	259,265
Shares purchased:	–
Shares sold:	(107,000)
Shares as of 09/30/07:	152,265
Net realized gain/loss:	$1,124,812
Dividend income earned:	$–
Value at end of period:	$–
Security name:	Performance Technologies, Inc.
Shares as of 09/30/06:	751,700
Shares purchased:	–
Shares sold:	–
Shares as of 09/30/07:	751,700
Net realized gain/loss: $	–
Dividend income earned:	$–
Value at end of period:	$3,766,017
Security name:	UniFirst Corp.
Shares as of 09/30/06:	562,052
Shares purchased:	24,300
Shares sold:	(256,739)
Shares as of 09/30/07:	329,613
Net realized gain/loss:	$5,183,428
Dividend income earned:	$–
Value at end of period:	$–

(c)  Cost for federal income tax purposes is $1,003,326,022.

At September 30, 2007, the Fund held investments in the following sectors:

Sector (Unaudited)	% of Net Assets
Information Technology	21.4
Industrials	19.3
Health Care	17.5
Consumer Discretionary	15.1
Financials	11.2
Materials	5.0
Energy	3.5
Utilities	2.5
Consumer Staples	2.4
Telecommunication Services	0.4
98.3
Short-Term Obligation	2.1
Other Assets & Liabilities, Net	(0.4)
100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities – Columbia Equity Funds
September 30, 2007

	($)	($)	($)	($)	($)
	Columbia Asset Allocation Fund	Columbia Large Cap Growth Fund	Columbia Disciplined Value Fund	Columbia Common Stock Fund	Columbia Small Cap Core Fund
Assets
Unaffiliated investments, at identified cost	330,696,283	1,667,262,178	507,785,776	380,729,991	995,275,522
Affiliated investments, at identified cost	—	—	—	—	6,702,256
Total investments, at identified cost	330,696,283	1,667,262,178	507,785,776	380,729,991	1,001,977,778
Unaffiliated investments, at value	371,189,733	2,011,171,924	572,471,353	470,796,604	1,227,052,697
Affiliated investments, at value	—	—	—	—	3,766,017
Total investments, at value (including securities on loan of $27,940,693, $64,401,576, $41,162,967, $25,545,740, and $—, respectively)	371,189,733	2,011,171,924	572,471,353	470,796,604	1,230,818,714
Cash	59,149	424	100	502	1,251
Foreign currency (cost of $12,206, $—, $—, $— and $—, respectively)	12,351	—	—	—	—
Unrealized appreciation on forward foreign currency exchange contracts	238,498	—	—	—	—
Receivable for:
Investments sold	2,384,720	13,428,925	—	11,245,103	3,114,210
Fund shares sold	33,372	441,775	800,973	—	869,451
Interest	1,080,816	10,829	3,003	10,598	8,500
Dividends	311,619	1,358,705	560,518	962	979,710
Foreign tax reclaim	38,384	—	—	445,211	—
Securities lending income	8,141	16,722	9,754	11,343	—
Trustees' deferred compensation plan	55,110	234,083	53,444	64,494	90,387
Other assets	—	88	—	—	—
Total Assets	375,411,893	2,026,663,475	573,899,145	482,574,817	1,235,882,223
Liabilities
Written options at value (premiums of $25,085, $—, $—, $— and $—, respectively)	45,830	—	—	—	—
Unrealized depreciation on forward foreign currency exchange contracts	133,179	—	—	—	—
Collateral on securities loaned	28,754,821	64,691,349	42,109,402	28,068,410	—
Expense reimbursement due to Investment Advisor	—	—	—	60,357	—
Payable for:
Investments purchased	4,047,444	19,835,526	—	12,308,399	7,469,149
Fund shares repurchased	262,066	3,197,823	1,013,294	426,579	1,125,258
Futures variation margin	14,625	—	42,250	—	—
Investment advisory fee	179,776	767,693	299,848	248,570	724,403
Administration fee	18,531	77,308	28,645	23,792	68,276
Transfer agent fee	87,198	464,950	112,927	57,121	456,384
Pricing and bookkeeping fees	29,351	14,463	12,385	11,373	15,604
Trustees' fees	1	146	109	146	3,997
Distribution and service fees	53,458	264,199	51,803	51,315	134,863
Custody fee	38,544	14,633	3,419	2,317	14,000
Chief compliance officer expenses	168	305	185	176	260
Trustees' deferred compensation plan	55,110	234,083	53,444	64,494	90,387
Other liabilities	83,213	642,491	70,545	100,138	128,123
Total Liabilities	33,803,315	90,204,969	43,798,256	41,423,187	10,230,704
Net Assets	341,608,578	1,936,458,506	530,100,889	441,151,630	1,225,651,519
Net Assets Consist of
Paid-in capital	275,009,488	1,644,599,850	409,233,723	315,685,812	802,853,214
Undistributed net investment income	405,073	1,979,558	195,356	1,506,399	3,917,490
Accumulated net realized gain (loss)	25,493,240	(54,030,648)	55,663,331	33,892,806	190,039,879
Unrealized appreciation on:
Investments	40,493,450	343,909,746	64,685,577	90,066,613	228,840,936
Foreign currency translations	69,400	—	—	—	—
Futures contracts	117,182	—	322,902	—	—
Written options	20,745	—	—	—	—
Net Assets	341,608,578	1,936,458,506	530,100,889	441,151,630	1,225,651,519

See Accompanying Notes to Financial Statements.

Statements of Assets and Liabilities – Columbia Equity Funds
September 30, 2007 (continued)

	Columbia Asset Allocation Fund	Columbia Large Cap Growth Fund	Columbia Disciplined Value Fund	Columbia Common Stock Fund	Columbia Small Cap Core Fund
Class A
Net assets	$8,313,539	$167,408,128	$34,706,387	$12,054,055	$176,504,130
Shares outstanding	494,821	6,256,192	2,126,193	777,297	8,821,990
Net asset value per share (a)	$16.80	$26.76	$16.32	$15.51	$20.01
Maximum sales charge	5.75%	5.75%	5.75%	5.75%	5.75%
Maximum offering price per share (b)	$17.82	$28.39	$17.32	$16.46	$21.23
Class B
Net assets	$6,219,204	$168,283,851	$7,690,427	$4,795,892	$35,917,698
Shares outstanding	370,151	6,698,282	496,999	326,907	1,915,917
Net asset value and offering price per share (a)	$16.80	$25.12	$15.47	$14.67	$18.75
Class C
Net assets	$1,806,175	$31,833,736	$5,649,864	$1,428,346	$42,312,280
Shares outstanding	107,471	1,266,466	365,821	97,298	2,254,880
Net asset value and offering price per share (a)	$16.81	$25.14	$15.44	$14.68	$18.76
Class E
Net assets	—	$18,184,505	—	—	—
Shares outstanding	—	680,164	—	—	—
Net asset value per share (a)	—	$26.74	—	—	—
Maximum sales charge	—	4.50%	—	—	—
Maximum offering price per share (b)	—	$28.00	—	—	—
Class F
Net assets	—	$2,915,294	—	—	—
Shares outstanding	—	116,081	—	—	—
Net asset value and offering price per share (a)	—	$25.11	—	—	—
Class T
Net assets	$180,757,149	$244,900,770	$140,442,558	$177,344,831	$136,380,872
Shares outstanding	10,744,640	9,213,515	8,602,665	11,512,177	6,895,581
Net asset value per share (a)	$16.82	$26.58	$16.33	$15.40	$19.78
Maximum sales charge	5.75%	5.75%	5.75%	5.75%	5.75%
Maximum offering price per share (b)	$17.85	$28.20	$17.33	$16.34	$20.99
Class Z
Net assets	$144,512,511	$1,302,932,222	$341,611,653	$245,528,506	$834,536,539
Shares outstanding	8,593,849	47,693,499	20,466,320	15,735,016	41,040,572
Net asset value, offering and redemption price per share	$16.82	$27.32	$16.69	$15.60	$20.33

(a)  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)  On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

Statements of Operations – Columbia Equity Funds
For the Year Ended September 30, 2007

	($)	($)	($)	($)	($)
	Columbia Asset Allocation Fund (a)	Columbia Large Cap Growth Fund (a)	Columbia Disciplined Value Fund (a)	Columbia Common Stock Fund (a)	Columbia Small Cap Core Fund (a)
Investment Income
Income
Dividends	3,829,566	18,203,972	10,227,767	5,960,563	17,153,283
Dividends from affiliates	—	—	—	—	—
Interest	7,608,191	1,471,839	645,399	468,252	1,803,186
Securities lending	49,502	104,295	58,063	42,332	—
Foreign tax withheld	(120,807)	(3,599)	—	(9,885)	(29,124)
Total Investment Income	11,366,452	19,776,507	10,931,229	6,461,262	18,927,345
Expenses
Investment advisory fee	2,266,494	9,179,749	3,487,529	3,104,656	9,376,432
Administration fee	233,623	922,750	334,367	297,160	889,186
Distribution fee:
Class B	49,249	1,494,075	52,472	37,915	293,496
Class C	10,967	236,657	31,526	8,513	343,367
Class E	—	15,722	—	—	—
Class F	—	30,720	—	—	—
Class G	41,300	111,623	10,300	17,924	34,589
Service fee:
Class A	17,056	356,695	61,145	28,213	475,260
Class B	16,416	498,474	17,491	12,638	97,832
Class C	3,656	78,885	10,494	2,838	114,456
Class E	—	39,305	—	—	—
Class F	—	10,240	—	—	—
Class G	19,061	51,518	4,754	8,273	15,964
Sharesholder service fee - Class T	533,241	664,754	428,947	519,565	416,261
Transfer agent fee	503,953	2,889,533	647,827	532,098	1,672,447
Pricing and bookkeeping fees	190,661	158,490	131,167	121,604	166,305
Trustees' fees	25,886	78,630	30,884	31,307	64,065
Custody fee	231,116	58,600	22,117	16,559	87,837
Chief compliance officer expenses	2,896	4,664	3,301	3,242	4,546
Other expenses	285,413	741,290	303,179	281,504	526,315
Expenses before interest expense	4,430,988	17,622,374	5,577,500	5,024,009	14,578,358
Interest expense	—	2,906	—	—	—
Total Expenses	4,430,988	17,625,280	5,577,500	5,024,009	14,578,358
Expenses waived/reimbursed by Investment Advisor	—	—	—	(411,079)	—
Expense reductions	(22,099)	(144,843)	(13,116)	(29,705)	(21,792)
Net Expenses	4,408,889	17,480,437	5,564,384	4,583,225	14,556,566
Net Investment Income	6,957,563	2,296,070	5,366,845	1,878,037	4,370,779

(a)  On August 8, 2007, Class G shares were converted to Class T shares.

See Accompanying Notes to Financial Statements.

Statements of Operations – Columbia Equity Funds
For the Year Ended September 30, 2007 (continued)

	($)	($)	($)	($)	($)
	Columbia Asset Allocation Fund (a)	Columbia Large Cap Growth Fund (a)	Columbia Disciplined Value Fund (a)	Columbia Common Stock Fund (a)	Columbia Small Cap Core Fund (a)
Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency Transactions, Futures Contracts and Written Options
Net realized gain (loss) on:
Investments	31,667,735	206,032,477	59,977,170	53,774,757	226,848,548
Affiliated investments	—	—	—	—	6,308,240
Foreign currency transactions	188,698	—	—	—	—
Futures contracts	(115,641)	—	582,345	—	—
Written options	1,578	—	—	—	—
Net realized gain	31,742,370	206,032,477	60,559,515	53,774,757	233,156,788
Net change in unrealized appreciation (depreciation) on:
Investments	8,107,677	164,464,746	1,219,428	25,296,904	(65,844,556)
Foreign currency translations	64,851	—	—	—	—
Futures contracts	83,143	—	209,199	—	—
Written options	20,745	—	—	—	—
Net change in unrealized appreciation (depreciation)	8,276,416	164,464,746	1,428,627	25,296,904	(65,844,556)
Net Gain	40,018,786	370,497,223	61,988,142	79,071,661	167,312,232
Net Increase Resulting from Operations	46,976,349	372,793,293	67,354,987	80,949,698	171,683,011

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Columbia Equity Funds

Increase (Decrease) in Net Assets	Columbia Asset Allocation Fund		Columbia Large Cap Growth Fund		Columbia Disciplined Value Fund		Columbia Common Stock Fund		Columbia Small Cap Core Fund
	Year Ended September 30, 2007 ($)(a)	Year Ended September 30, 2006 ($)	Year Ended September 30, 2007 ($)(a)	Year Ended September 30, 2006 ($)(b)	Year Ended September 30, 2007 ($)(a)	Year Ended September 30, 2006 ($)	Year Ended September 30, 2007 ($)(a)	Year Ended September 30, 2006 ($)	Year Ended September 30, 2007 ($)(a)	Year Ended September 30, 2006 ($)
Operations
Net investment income (loss)	6,957,563	6,926,731	2,296,070	3,517,298	5,366,845	5,655,957	1,878,037	514,883	4,370,779	(2,669,309)
Net realized gain on investments, foreign currency transactions, futures contracts and written options	31,742,370	25,808,582	206,032,477	134,081,739	60,559,515	46,870,614	53,774,757	55,858,461	233,156,788	149,523,547
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, futures contracts and written options	8,276,416	(6,210,659)	164,464,746	(49,086,204)	1,428,627	15,541,618	25,296,904	(14,311,336)	(65,844,556)	(3,901,948)
Net increase resulting from operations	46,976,349	26,524,654	372,793,293	88,512,833	67,354,987	68,068,189	80,949,698	42,062,008	171,683,011	142,952,290
Distributions to Shareholders
From net investment income:
Class A	(141,020)	(101,360)	(171,462)	(19,382)	(233,862)	(82,419)	—	(5,879)	—	—
Class B	(81,090)	(82,125)	(12)	—	(15,898)	(22,071)	—	—	—	—
Class C	(18,822)	(12,280)	—	—	(7,895)	(4,700)	—	—	—	—
Class E	—	—	(15,174)	—	—	—	—	—	—	—
Class G	(72,881)	(180,126)	—	—	(5,638)	(18,653)	—	—	—	—
Class T	(3,452,173)	(3,372,744)	(259,486)	(305,039)	(1,299,456)	(1,603,804)	(319)	(14,360)	—	—
Class Z	(3,349,133)	(3,417,635)	(2,241,107)	(5,076,484)	(3,815,099)	(4,000,461)	(565,065)	(854,467)	—	—
From net realized gains:
Class A	(419,073)	(339,891)	(2,031,714)	—	(1,417,443)	(330,286)	(859,588)	(601,166)	(20,681,734)	(15,320,043)
Class B	(451,652)	(533,909)	(3,678,918)	—	(588,081)	(305,473)	(429,883)	(377,940)	(4,457,286)	(3,239,215)
Class C	(88,154)	(57,573)	(527,182)	—	(255,406)	(51,538)	(79,050)	(37,971)	(5,252,814)	(4,177,791)
Class E	—	—	(221,051)	—	—	—	—	—	—	—
Class F	—	—	(85,616)	—	—	—	—	—	—	—
Class G	(614,482)	(1,474,954)	(393,409)	—	(197,222)	(293,537)	(295,968)	(468,332)	(747,564)	(650,849)
Class T	(11,761,474)	(13,606,833)	(3,400,942)	—	(12,494,021)	(9,646,106)	(13,657,644)	(9,973,603)	(14,911,569)	(11,110,979)
Class Z	(10,241,990)	(12,245,688)	(18,366,994)	—	(25,738,056)	(19,291,180)	(20,205,123)	(16,405,106)	(98,828,377)	(79,021,568)
Total Distributions to Shareholders	(30,691,944)	(35,425,118)	(31,393,067)	(5,400,905)	(46,068,077)	(35,650,228)	(36,092,640)	(28,738,824)	(144,879,344)	(113,520,445)
Net Capital Share Transactions	(26,064,041)	(25,842,932)	(210,406,249)	195,606,114	63,281,717	(17,885,954)	(48,864,435)	(85,824,514)	(148,719,232)	(209,360,757)
Net increase (decrease) in net assets	(9,779,636)	(34,743,396)	130,993,977	278,718,042	84,568,627	14,532,007	(4,007,377)	(72,501,330)	(121,915,565)	(179,928,912)
Net Assets
Beginning of period	351,388,214	386,131,610	1,805,464,529	1,526,746,487	445,532,262	431,000,255	445,159,007	517,660,337	1,347,567,084	1,527,495,996
End of period	341,608,578	351,388,214	1,936,458,506	1,805,464,529	530,100,889	445,532,262	441,151,630	445,159,007	1,225,651,519	1,347,567,084
Undistributed (overdistributed) net investment income, at end of period	405,073	91,733	1,979,558	2,370,729	195,356	222,318	1,506,399	279,291	3,917,490	—
Accumulated net investment loss, at end of period	—	—	—	—	—	—	—	—	—	(42,599)

(a)  Class G shares reflect activity for the period October 1, 2006 through August 8, 2007.

(b)  Columbia Large Cap Growth Fund Class E and Class F shares commenced operations on September 22, 2006.

See Accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity

	Columbia Asset Allocation Fund				Columbia Large Cap Growth Fund				Columbia Disciplined Value Fund
	Year Ended September 30, 2007 (a)		Year Ended September 30, 2006		Year Ended September 30, 2007 (a)		Year Ended September 30, 2006 (b)		Year Ended September 30, 2007 (a)		Year Ended September 30, 2006
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	180,161	2,928,368	166,799	2,655,833	2,150,850	52,455,831	129,597	2,832,097	1,770,526	28,466,004	560,395	8,476,965
Proceeds received in connection with merger	—	—	—	—	—	—	5,206,770	113,942,335	—	—	—	—
Distributions reinvested	33,719	534,132	26,699	415,095	83,467	1,963,964	842	18,554	95,435	1,468,403	27,467	387,834
Redemptions	(84,203)	(1,366,725)	(83,795)	(1,338,645)	(1,597,266)	(38,734,036)	(211,672)	(4,641,709)	(549,769)	(8,693,199)	(70,268)	(1,047,283)
Net increase	129,677	2,095,775	109,703	1,732,283	637,051	15,685,759	5,125,537	112,151,277	1,316,192	21,241,208	517,594	7,817,516
Class B
Subscriptions	57,038	928,170	85,180	1,357,419	141,434	3,235,215	89,883	1,865,786	236,879	3,614,659	155,647	2,197,635
Proceeds received in connection with merger	—	—	—	—	—	—	10,520,728	217,725,018	—	—	—	—
Distributions reinvested	30,743	485,525	35,324	548,858	152,226	3,382,434	—	—	35,787	519,467	21,961	293,253
Redemptions	(140,335)	(2,280,263)	(133,002)	(2,125,145)	(4,384,260)	(100,253,074)	(210,364)	(4,372,959)	(132,031)	(2,016,449)	(105,878)	(1,471,376)
Net increase (decrease)	(52,554)	(866,568)	(12,498)	(218,868)	(4,090,600)	(93,635,425)	10,400,247	215,217,845	140,635	2,117,677	71,730	1,019,512
Class C
Subscriptions	37,410	605,097	42,988	683,072	148,057	3,369,513	27,698	578,770	362,864	5,520,702	117,059	1,647,623
Proceeds received in connection with merger	—	—	—	—	—	—	1,399,853	28,983,153	—	—	—	—
Distributions reinvested	5,867	92,767	3,906	60,729	19,670	437,270	—	—	14,638	212,086	3,146	41,994
Redemptions	(15,578)	(254,058)	(9,891)	(157,400)	(375,109)	(8,595,097)	(24,318)	(505,565)	(132,329)	(2,045,973)	(32,019)	(464,165)
Net increase (decrease)	27,699	443,806	37,003	586,401	(207,382)	(4,788,314)	1,403,233	29,056,358	245,173	3,686,815	88,186	1,225,452
Class E
Subscriptions	—	—	—	—	135,163	3,269,615	454	10,048	—	—	—	—
Proceeds received in connection with merger	—	—	—	—	—	—	587,032	12,845,428	—	—	—	—
Distributions reinvested	—	—	—	—	10,039	236,225	—	—	—	—	—	—
Redemptions	—	—	—	—	(52,081)	(1,262,052)	(443)	(9,808)	—	—	—	—
Net increase	—	—	—	—	93,121	2,243,788	587,043	12,845,668	—	—	—	—
Class F
Subscriptions	—	—	—	—	3,845	89,595	513	10,750	—	—	—	—
Proceeds received in connection with merger	—	—	—	—	—	—	252,275	5,218,578	—	—	—	—
Distributions reinvested	—	—	—	—	3,853	85,616	—	—	—	—	—	—
Redemptions	—	—	—	—	(144,360)	(3,293,578)	(45)	(938)	—	—	—	—
Net increase (decrease)	—	—	—	—	(136,662)	(3,118,367)	252,743	5,228,390	—	—	—	—
Class G
Subscriptions	10,686	173,323	17,186	274,329	23,676	520,721	38,479	771,750	4,135	62,375	6,675	94,208
Distributions reinvested	42,811	674,160	105,017	1,631,314	18,127	390,277	—	—	13,962	202,665	23,083	308,258
Redemptions	(701,470)	(11,433,096)	(809,489)	(12,859,481)	(1,251,512)	(28,305,066)	(1,207,998)	(24,229,275)	(161,554)	(2,454,028)	(195,932)	(2,715,961)
Net decrease	(647,973)	(10,585,613)	(687,286)	(10,953,838)	(1,209,709)	(27,394,068)	(1,169,519)	(23,457,525)	(143,457)	(2,188,988)	(166,174)	(2,313,495)
Class T
Subscriptions	702,659	11,474,453	700,328	11,138,863	1,131,841	27,907,744	948,589	20,557,240	226,408	3,619,440	246,426	3,592,610
Distributions reinvested	935,483	14,819,321	1,062,345	16,531,174	152,970	3,576,443	13,544	296,624	885,893	13,590,075	788,397	11,085,980
Redemptions	(1,799,843)	(29,320,832)	(2,067,517)	(32,962,899)	(1,558,937)	(37,510,316)	(1,869,341)	(40,425,224)	(1,272,443)	(20,448,954)	(1,503,818)	(22,142,939)
Net decrease	(161,701)	(3,027,058)	(304,844)	(5,292,862)	(274,126)	(6,026,129)	(907,208)	(19,571,360)	(160,142)	(3,239,439)	(468,995)	(7,464,349)
Class Z
Subscriptions	353,527	5,738,177	513,913	8,216,547	4,619,814	116,161,518	2,540,694	56,248,177	5,854,266	95,800,402	2,449,428	37,510,200
Proceeds received in connection with merger	—	—	—	—	—	—	9,888,254	220,395,695	—	—	—	—
Distributions reinvested	746,248	11,817,739	866,468	13,477,322	639,489	15,328,552	151,567	3,393,581	1,029,907	16,143,481	842,605	12,072,293
Redemptions	(1,945,955)	(31,680,299)	(2,092,693)	(33,389,917)	(9,108,657)	(224,863,563)	(18,838,808)	(415,901,992)	(4,267,841)	(70,279,439)	(4,482,553)	(67,753,083)
Net increase (decrease)	(846,180)	(14,124,383)	(712,312)	(11,696,048)	(3,849,354)	(93,373,493)	(6,258,293)	(135,864,539)	2,616,332	41,664,444	(1,190,520)	(18,170,590)

(a)  On August 8, 2007, Class G shares were converted to Class T shares.

(b)  Columbia Large Cap Growth Fund Class E and Class F shares commenced operations on September 22, 2006.

See Accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

Statements of Changes in Net Assets – Capital Stock Activity (continued)

	Columbia Common Stock Fund				Columbia Small Cap Core Fund
	Year Ended September 30, 2007 (a)		Year Ended September 30, 2006		Year Ended September 30, 2007 (a)		Year Ended September 30, 2006
	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)	Shares	Dollars ($)
Class A
Subscriptions	109,489	1,588,680	127,961	1,726,107	903,461	18,016,706	1,088,572	21,112,986
Distributions reinvested	58,967	820,227	43,170	572,865	1,030,696	19,562,596	794,682	14,717,504
Redemptions	(145,340)	(2,104,833)	(181,770)	(2,430,657)	(2,767,533)	(55,090,029)	(3,174,625)	(61,261,040)
Net increase (decrease)	23,116	304,074	(10,639)	(131,685)	(833,376)	(17,510,727)	(1,291,371)	(25,430,550)
Class B
Subscriptions	28,278	385,523	61,945	807,088	16,187	299,632	26,285	482,644
Distributions reinvested	29,021	384,244	26,477	338,383	230,550	4,124,545	169,845	3,007,961
Redemptions	(150,431)	(2,083,969)	(173,399)	(2,237,794)	(418,303)	(7,865,585)	(395,751)	(7,304,098)
Net decrease	(93,132)	(1,314,202)	(84,977)	(1,092,323)	(171,566)	(3,441,408)	(199,621)	(3,813,493)
Class C
Subscriptions	42,484	585,336	42,500	552,572	53,482	989,340	81,223	1,490,013
Distributions reinvested	3,798	50,326	2,600	33,226	259,493	4,647,523	208,806	3,700,049
Redemptions	(16,427)	(222,745)	(23,737)	(310,679)	(524,194)	(9,807,888)	(848,191)	(15,653,998)
Net increase (decrease)	29,855	412,917	21,363	275,119	(211,219)	(4,171,025)	(558,162)	(10,463,936)
Class G
Subscriptions	7,669	103,973	11,598	149,053	2,236	41,439	2,889	53,194
Distributions reinvested	21,030	275,701	36,670	463,878	40,261	713,430	35,510	622,838
Redemptions	(291,409)	(4,075,162)	(494,471)	(6,329,271)	(392,499)	(7,264,706)	(175,587)	(3,182,897)
Net decrease	(262,710)	(3,695,488)	(446,203)	(5,716,340)	(350,002)	(6,509,837)	(137,188)	(2,506,865)
Class T
Subscriptions	320,798	4,720,903	467,718	6,251,985	502,935	9,881,160	376,699	7,149,703
Distributions reinvested	945,404	13,074,931	719,102	9,492,138	731,833	13,736,501	558,762	10,253,285
Redemptions	(1,837,204)	(26,532,644)	(2,445,675)	(32,712,117)	(1,280,343)	(25,169,851)	(1,827,687)	(34,888,097)
Net decrease	(571,002)	(8,736,810)	(1,258,855)	(16,967,994)	(45,575)	(1,552,190)	(892,226)	(17,485,109)
Class Z
Subscriptions	602,902	8,796,060	1,003,695	13,545,700	4,363,649	88,313,789	5,749,812	112,474,030
Distributions reinvested	1,241,550	17,344,450	1,074,601	14,313,683	3,359,060	64,661,908	2,677,003	50,113,506
Redemptions	(4,264,614)	(61,975,436)	(6,651,492)	(90,050,674)	(13,263,308)	(268,509,742)	(16,009,241)	(312,248,340)
Net decrease	(2,420,162)	(35,834,926)	(4,573,196)	(62,191,291)	(5,540,599)	(115,534,045)	(7,582,426)	(149,660,804)

(a)  On August 8, 2007, Class G shares were converted to Class T shares.

See Accompanying Notes to Financial Statements.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Asset Allocation Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,							Period Ended September 30,		Year Ended October 31,
Class A Shares	2007	2006		2005		2004 (a)		2003 (b)(c)		2002
Net Asset Value, Beginning of Period	$16.06	$16.47		$15.06		$14.01		$12.86		$14.95
Income from Investment Operations:
Net investment income	0.32 (d)	0.22	(d)	0.27	(d)(e)	0.21	(d)	0.20	(d)	0.26
Net realized and unrealized gain (loss) on investments, foreign currency transactions, futures contracts, foreign capital gains tax and written options	1.86	0.92		1.41		1.11		1.17		(2.12)
Total from Investment Operations	2.18	1.14		1.68		1.32		1.37		(1.86)
Less Distributions to Shareholders:
From net investment income	(0.33)	(0.31)		(0.27)		(0.27)		(0.22)		(0.23)
From net realized gains	(1.11)	(1.24)		—		—		—		—
Total Distributions to Shareholders	(1.44)	(1.55)		(0.27)		(0.27)		(0.22)		(0.23)
Net Asset Value, End of Period	$16.80	$16.06		$16.47		$15.06		$14.01		$12.86
Total return (f)	14.24%	7.39	%(g)(h)	11.20	%(g)	9.46	%(g)	10.80	%(g)(i)	(12.53	)%(g)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (j)	1.32%	1.31%		1.35%		1.43%		1.49	%(k)	1.40%
Waiver/Reimbursement	—	0.01%		0.01%		—	%(l)	0.01	%(k)	0.13%
Net investment income (j)	1.98%	1.38%		1.66%		1.43%		1.55	%(k)	1.73%
Portfolio turnover rate	100%	98%		86%		75%		122	%(i)	40%
Net assets, end of period (000's)	$8,314	$5,863		$4,206		$2,901		$1,211		$43

(a)  On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  On November 18, 2002, the Galaxy Asset Allocation Fund, Prime A shares were renamed Liberty Asset Allocation Fund, Class A shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value by less than 0.01% and less than $0.01, respectively.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Asset Allocation Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,							Period Ended September 30,		Year Ended October 31,
Class B Shares	2007	2006		2005		2004 (a)		2003 (b)(c)		2002
Net Asset Value, Beginning of Period	$16.06	$16.47		$15.06		$14.00		$12.85		$14.93
Income from Investment Operations:
Net investment income	0.20 (d)	0.17	(d)	0.15	(d)(e)	0.10	(d)	0.12	(d)	0.14
Net realized and unrealized gain (loss) on investments, foreign currency transactions, futures contracts, foreign capital gains tax and written options	1.86	0.85		1.41		1.11		1.17		(2.08)
Total from Investment Operations	2.06	1.02		1.56		1.21		1.29		(1.94)
Less Distributions to Shareholders:
From net investment income	(0.21)	(0.19)		(0.15)		(0.15)		(0.14)		(0.14)
From net realized gains	(1.11)	(1.24)		—		—		—		—
Total Distributions to Shareholders	(1.32)	(1.43)		(0.15)		(0.15)		(0.14)		(0.14)
Net Asset Value, End of Period	$16.80	$16.06		$16.47		$15.06		$14.00		$12.85
Total return (f)	13.40%	6.59	%(g)(h)	10.37	%(g)	8.68	%(g)	10.13	%(g)(i)	(13.06)%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (j)	2.07%	2.06%		2.10%		2.18%		2.17	%(k)	2.06%
Waiver/Reimbursement	—	0.01%		0.01%		—	%(l)	0.01	%(k)	—
Net investment income (j)	1.21%	1.08%		0.91%		0.68%		0.95	%(k)	1.07%
Portfolio turnover rate	100%	98%		86%		75%		122	%(i)	40%
Net assets, end of period (000's)	$6,219	$6,788		$7,166		$4,926		$2,539		$276

(a)  On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  On November 18, 2002, the Galaxy Asset Allocation Fund, Prime B shares were renamed Liberty Asset Allocation Fund, Class B shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f)    Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value by less than 0.01% and less than $0.01, respectively.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Asset Allocation Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,							Period Ended September 30,
Class C Shares	2007	2006		2005		2004 (a)		2003 (b)(c)
Net Asset Value, Beginning of Period	$16.06	$16.47		$15.06		$14.00		$13.08
Income from Investment Operations:
Net investment income (d)	0.20	0.16		0.14	(e)	0.10		0.10
Net realized and unrealized gain on investments, foreign currency transactions, futures contracts, foreign capital gains tax and written options	1.87	0.86		1.42		1.11		0.93
Total from Investment Operations	2.07	1.02		1.56		1.21		1.03
Less Distributions to Shareholders:
From net investment income	(0.21)	(0.19)		(0.15)		(0.15)		(0.11)
From net realized gains	(1.11)	(1.24)		—		—		—
Total Distributions to Shareholders	(1.32)	(1.43)		(0.15)		(0.15)		(0.11)
Net Asset Value, End of Period	$16.81	$16.06		$16.47		$15.06		$14.00
Total return (f)	13.46%	6.59	%(g)(h)	10.37	%(g)	8.67	%(g)	7.93	%(g)(i)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (j)	2.07%	2.06%		2.10%		2.19%		2.28	%(k)
Waiver/Reimbursement	—	0.01%		0.01%		—	%(l)	0.01	%(k)
Net investment income (j)	1.23%	0.98%		0.91%		0.69%		0.85	%(k)
Portfolio turnover rate	100%	98%		86%		75%		122	%(i)
Net assets, end of period (000's)	$1,806	$1,281		$704		$514		$187

(a)  On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value by less than 0.01% and less than $0.01, respectively.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Asset Allocation Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,							Period Ended September 30,		Year Ended October 31,
Class T Shares	2007 (a)	2006		2005		2004 (b)		2003 (c)(d)		2002
Net Asset Value, Beginning of Period	$16.08	$16.48		$15.07		$14.01		$12.87		$14.95
Income from Investment Operations:
Net investment income	0.31 (e)	0.28	(e)	0.26	(e)(f)	0.21	(e)	0.21	(e)	0.25
Net realized and unrealized gain (loss) on investments, foreign currency transactions, futures contracts, foreign capital gains tax and written options	1.86	0.87		1.41		1.11		1.16		(2.09)
Total from Investment Operations	2.17	1.15		1.67		1.32		1.37		(1.84)
Less Distributions to Shareholders:
From net investment income	(0.32)	(0.31)		(0.26)		(0.26)		(0.23)		(0.24)
From net realized gains	(1.11)	(1.24)		—		—		—		—
Total Distributions to Shareholders	(1.43)	(1.55)		(0.26)		(0.26)		(0.23)		(0.24)
Net Asset Value, End of Period	$16.82	$16.08		$16.48		$15.07		$14.01		$12.87
Total return (g)	14.17%	7.39	%(h)(i)	11.14	%(h)	9.47	%(h)	10.75	%(h)(j)	(12.45	)%(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (k)	1.37%	1.36%		1.40%		1.49%		1.49	%(l)	1.37%
Waiver/Reimbursement	—	0.01%		0.01%		—	%(m)	0.01	%(l)	0.01%
Net investment income (k)	1.92%	1.78%		1.62%		1.37%		1.73	%(l)	1.76%
Portfolio turnover rate	100%	98%		86%		75%		122	%(j)	40%
Net assets, end of period (000's)	$180,757	$175,348		$184,795		$183,438		$189,580		$198,154

(a)  On August 8, 2007, Class G shares were exchanged for Class T shares.

(b)  On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.

(c)  The Fund changed its fiscal year end from October 31 to September 30.

(d)  On November 18, 2002, the Galaxy Asset Allocation Fund, Retail A shares were renamed Liberty Asset Allocation Fund, Class T shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value by less than 0.01% and less than $0.01, respectively.

(j)  Not annualized.

(k)  The benefits derived from expense reductions had an impact of less than 0.01%.

(l)  Annualized.

(m)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Asset Allocation Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,							Period Ended September 30,		Year Ended October 31,
Class Z Shares	2007	2006		2005		2004 (a)		2003 (b)(c)		2002
Net Asset Value, Beginning of Period	$16.07	$16.48		$15.06		$14.01		$12.87		$14.94
Income from Investment Operations:
Net investment income	0.36 (d)	0.33	(d)	0.31	(d)(e)	0.25	(d)	0.25	(d)	0.29
Net realized and unrealized gain (loss) on investments, foreign currency transactions, futures contracts, foreign capital gains tax and written options	1.87	0.85		1.42		1.11		1.16		(2.09)
Total from Investment Operations	2.23	1.18		1.73		1.36		1.41		(1.80)
Less Distributions to Shareholders:
From net investment income	(0.37)	(0.35)		(0.31)		(0.31)		(0.27)		(0.27)
From net realized gains	(1.11)	(1.24)		—		—		—		—
Total Distributions to Shareholders	(1.48)	(1.59)		(0.31)		(0.31)		(0.27)		(0.27)
Net Asset Value, End of Period	$16.82	$16.07		$16.48		$15.06		$14.01		$12.87
Total return (f)	14.58%	7.65	%(g)(h)	11.54	%(g)	9.75	%(g)	11.07	%(g)(i)	(12.23	)%(g)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (j)	1.07%	1.06%		1.10%		1.19%		1.16	%(k)	1.12%
Waiver/Reimbursement	—	0.01%		0.01%		—	%(l)	0.01	%(k)	0.03%
Net investment income (j)	2.21%	2.09%		1.92%		1.67%		2.04	%(k)	2.01%
Portfolio turnover rate	100%	98%		86%		75%		122	%(i)	40%
Net assets, end of period (000's)	$144,513	$151,703		$167,278		$191,556		$217,935		$163,934

(a)  On October 13, 2003, the Liberty Asset Allocation Fund was renamed the Columbia Asset Allocation Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  On November 18, 2002, the Galaxy Asset Allocation Fund, Trust shares were renamed Liberty Asset Allocation Fund, Class Z shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Total return includes a voluntary reimbursement by the investment advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value by less than 0.01% and less than $0.01, respectively.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,								Period Ended September 30,		Year Ended October 31,
Class A Shares	2007		2006		2005		2004 (a)		2003 (b)(c)		2002
Net Asset Value, Beginning of Period	$22.27		$21.11		$18.57		$17.59		$16.06		$19.74
Income from Investment Operations:
Net investment income (loss) (d)	0.02		0.01		0.05	(e)	(0.08)		(0.05)		0.03
Net realized and unrealized gain (loss) on investments	4.87		1.19		2.51		1.06		1.61		(3.71)
Total from Investment Operations	4.89		1.20		2.56		0.98		1.56		(3.68)
Less Distributions to Shareholders:
From net investment income	(0.03)		(0.04)		(0.02)		—		(0.03)		—
From net realized gains	(0.37)		—		—		—		—		—
Total Distributions to Shareholders	(0.40)		(0.04)		(0.02)		—		(0.03)		—
Net Asset Value, End of Period	$26.76		$22.27		$21.11		$18.57		$17.59		$16.06
Total return (f)	22.19%		5.69	%(g)	13.80	%(g)	5.57	%(g)	9.72	%(g)(h)	(18.64	)%(g)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	1.00%		1.01%		1.11%		1.28%		1.30	%(j)	1.12%
Interest expense	—	%(k)	—	%(k)	—		—		—		—
Net expenses (i)	1.00%		1.01%		1.11%		1.28%		1.30	%(j)	1.12%
Waiver/Reimbursement	—		—	%(k)	—	%(k)	—	%(k)	0.02	%(j)	0.05%
Net investment income (loss) (i)	0.07%		0.07%		0.25%		(0.40)%		(0.30	)%(j)	0.14%
Portfolio turnover rate	151%		171%		113%		126%		91	%(h)	43%
Net assets, end of period (000's)	$167,408		$125,124		$10,422		$3,867		$1,887		$56

(a)  On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  On November 18, 2002, the Galaxy Equity Growth Fund, Prime A shares were renamed Liberty Equity Growth Fund, Class A shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,								Period Ended September 30,		Year Ended October 31,
Class B Shares	2007		2006		2005		2004 (a)		2003 (b)(c)		2002
Net Asset Value, Beginning of Period	$21.05		$20.07		$17.76		$16.96		$15.57		$19.32
Income from Investment Operations:
Net investment loss (d)	(0.16)		(0.13)		(0.09	)(e)	(0.21)		(0.14)		(0.14)
Net realized and unrealized gain (loss) on investments	4.60		1.11		2.40		1.01		1.53		(3.61)
Total from Investment Operations	4.44		0.98		2.31		0.80		1.39		(3.75)
Less Distributions to Shareholders:
From net realized gains	(0.37)		—		—		—		—		—
Net Asset Value, End of Period	$25.12		$21.05		$20.07		$17.76		$16.96		$15.57
Total return (f)	21.31%		4.88	%(g)	13.01	%(g)	4.72	%(g)	8.93	%(g)(h)	(19.41	)%(g)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	1.75%		1.76%		1.86%		2.03%		2.13	%(j)	1.99%
Interest expense	—	%(k)	—	%(k)	—		—		—		—
Net expenses (i)	1.75%		1.76%		1.86%		2.03%		2.13	%(j)	1.99%
Waiver/Reimbursement	—		—	%(k)	—	%(k)	—	%(k)	0.02	%(j)	0.05%
Net investment loss (i)	(0.69)%		(0.72)%		(0.48)%		(1.15)%		(0.97	)%(j)	(0.73)%
Portfolio turnover rate	151%		171%		113%		126%		91	%(h)	43%
Net assets, end of period (000's)	$168,284		$227,160		$7,799		$3,195		$1,013		$207

(a)  On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  On November 18, 2002, the Galaxy Equity Growth Fund, Prime B shares were renamed Liberty Equity Growth Fund, Class B shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,								Period Ended September 30,
Class C Shares	2007		2006		2005		2004 (a)		2003 (b)(c)
Net Asset Value, Beginning of Period	$21.06		$20.10		$17.79		$16.98		$16.04
Income from Investment Operations:
Net investment loss (d)	(0.16)		(0.13)		(0.09	)(e)	(0.21)		(0.13)
Net realized and unrealized gain on investments	4.61		1.09		2.40		1.02		1.07
Total from Investment Operations	4.45		0.96		2.31		0.81		0.94
Less Distributions to Shareholders:
From net realized gains	(0.37)		—		—		—		—
Net Asset Value, End of Period	$25.14		$21.06		$20.10		$17.79		$16.98
Total return (f)	21.34%		4.78	%(g)	12.98	%(g)	4.77	%(g)	5.86	%(g)(h)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	1.75%		1.76%		1.86%		2.03%		2.00	%(j)
Interest expense	—	%(k)	—	%(k)	—		—		—
Net expenses (i)	1.75%		1.76%		1.86%		2.03%		2.00	%(j)
Waiver/Reimbursement	—		—	%(k)	—	%(k)	—	%(k)	0.02	%(j)
Net investment loss (i)	(0.68)%		(0.69)%		(0.45)%		(1.15)%		(0.92	)%(j)
Portfolio turnover rate	151%		171%		113%		126%		91	%(h)
Net assets, end of period (000's)	$31,834		$31,046		$1,419		$780		$524

(a)  On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

Class E Shares	Year Ended September 30, 2007		Period Ended September 30, 2006 (a)
Net Asset Value, Beginning of Period	$22.27		$22.13
Income from Investment Operations:
Net investment loss (b)	(0.01)		—	(c)
Net realized and unrealized gain on investments	4.87		0.14
Total from Investment Operations	4.86		0.14
Less Distributions to Shareholders:
From net investment income	(0.02)		—
From net realized gains	(0.37)		—
Total Distributions to Shareholders	(0.39)		—
Net Asset Value, End of Period	$26.74		$22.27
Total return (d)	22.07%		0.63	%(e)(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.10%		1.12	%(h)
Interest expense	—	%(i)	—	%(h)(i)
Net expenses (g)	1.10%		1.12	%(h)
Waiver/Reimbursement	—		—
Net investment loss (g)	(0.03)%		(0.23	)%(h)
Portfolio turnover rate	151%		171	%(f)
Net assets, end of period (000's)	$18,185		$13,071

(a)  Class E shares commenced operations on September 22, 2006. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Amount represents less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

Class F Shares	Year Ended September 30, 2007		Period Ended September 30, 2006 (a)
Net Asset Value, Beginning of Period	$21.05		$20.93
Income from Investment Operations:
Net investment loss (b)	(0.16)		—	(c)
Net realized and unrealized gain on investments	4.59		0.12
Total from Investment Operations	4.43		0.12
Less Distributions to Shareholders:
From net realized gains	(0.37)		—
Net Asset Value, End of Period	$25.11		$21.05
Total return (d)	21.26%		0.57	%(e)(f)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.75%		1.77	%(h)
Interest expense	—	%(i)	—	%(h)(i)
Net expenses (g)	1.75%		1.77	%(h)
Waiver/Reimbursement	—		—
Net investment loss (g)	(0.70)%		(0.88	)%(h)
Portfolio turnover rate	151%		171	%(f)
Net assets, end of period (000's)	$2,915		$5,319

(a)  Class F shares commenced operations on September 22, 2006. Per share data and total return reflect activity from that date.

(b)  Per share data was calculated using the average shares outstanding during the period.

(c)  Amount represents less than $0.01 per share.

(d)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(e)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(f)  Not annualized.

(g)  The benefits derived from expense reductions had an impact of less than 0.01%.

(h)  Annualized.

(i)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,								Period Ended September 30,		Year Ended October 31,
Class T Shares	2007 (a)		2006		2005		2004 (b)		2003 (c)(d)		2002
Net Asset Value, Beginning of Period	$22.13		$20.98		$18.46		$17.50		$15.98		$19.70
Income from Investment Operations:
Net investment income (loss) (e)	0.01		0.01		0.07	(f)	(0.09)		(0.02)		(0.02)
Net realized and unrealized gain (loss) on investments	4.84		1.17		2.47		1.05		1.54		(3.70)
Total from Investment Operations	4.85		1.18		2.54		0.96		1.52		(3.72)
Less Distributions to Shareholders:
From net investment income	(0.03)		(0.03)		(0.02)		—		—		—
From net realized gains	(0.37)		—		—		—		—		—
Total Distributions to Shareholders	(0.40)		(0.03)		(0.02)		—		—		—
Net Asset Value, End of Period	$26.58		$22.13		$20.98		$18.46		$17.50		$15.98
Total return (g)	22.14%		5.63	%(h)	13.76	%(h)	5.49	%(h)	9.51	%(h)(i)	(18.88	)%(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (j)	1.05%		1.06%		1.16%		1.35%		1.45	%(k)	1.34%
Interest expense	—	%(l)	—	%(l)	—		—		—		—
Net expenses (j)	1.05%		1.06%		1.16%		1.35%		1.45	%(k)	1.34%
Waiver/Reimbursement	—		—	%(l)	—	%(l)	—	%(l)	0.02	%(k)	0.07%
Net investment income (loss) (j)	0.02%		0.06%		0.33%		(0.47)%		(0.16	)%(k)	(0.08)%
Portfolio turnover rate	151%		171%		113%		126%		91	%(i)	43%
Net assets, end of period (000's)	$244,901		$209,952		$218,095		$219,129		$235,849		$239,279

(a)  On August 8, 2007, Class G shares were converted to Class T shares.

(b)  On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.

(c)  The Fund changed its fiscal year end from October 31 to September 30.

(d)  On November 18, 2002, the Galaxy Equity Growth Fund, Retail A shares were renamed Liberty Equity Growth Fund, Class T shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Large Cap Growth Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,								Period Ended September 30,		Year Ended October 31,
Class Z Shares	2007		2006		2005		2004 (a)		2003 (b)(c)		2002
Net Asset Value, Beginning of Period	$22.68		$21.50		$18.87		$17.84		$16.28		$19.99
Income from Investment Operations:
Net investment income (loss) (d)	0.08		0.08		0.11	(e)	(0.03)		0.05		0.07
Net realized and unrealized gain (loss) on investments	4.97		1.19		2.55		1.07		1.57		(3.78)
Total from Investment Operations	5.05		1.27		2.66		1.04		1.62		(3.71)
Less Distributions to Shareholders:
From net investment income	(0.04)		(0.09)		(0.03)		(0.01)		(0.06)		—
From net realized gains	(0.37)		—		—		—		—		—
Total Distributions to Shareholders	(0.41)		(0.09)		(0.03)		(0.01)		(0.06)		—
Net Asset Value, End of Period	$27.32		$22.68		$21.50		$18.87		$17.84		$16.28
Total return (f)	22.53%		5.92	%(g)	14.12	%(g)	5.83	%(g)	9.93	%(g)(h)	(18.51	)%(g)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	0.75%		0.76%		0.86%		1.03%		0.99	%(j)	0.91%
Interest expense	—	%(k)	—	%(k)	—		—		—		—
Net expenses (i)	0.75%		0.76%		0.86%		1.03%		0.99	%(j)	0.91%
Waiver/Reimbursement	—		—	%(k)	—	%(k)	—	%(k)	0.02	%(j)	0.05%
Net investment income (loss) (i)	0.32%		0.35%		0.53%		(0.15)%		0.30	%(j)	0.35%
Portfolio turnover rate	151%		171%		113%		126%		91	%(h)	43%
Net assets, end of period (000's)	$1,302,932		$1,169,103		$1,242,736		$634,710		$670,649		$699,215

(a)  On October 13, 2003, the Liberty Equity Growth Fund was renamed the Columbia Large Cap Growth Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  On November 18, 2002, the Galaxy Equity Growth Fund, Trust shares were renamed Liberty Equity Growth Fund, Class Z shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.09 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Disciplined Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,						Period Ended September 30,
Class A Shares	2007	2006		2005		2004 (a)	2003 (b)(c)
Net Asset Value, Beginning of Period	$15.70	$14.60		$12.71		$11.02	$10.06
Income from Investment Operations:
Net investment income (d)	0.14	0.17		0.17	(e)	0.17	0.04
Net realized and unrealized gain on investments and futures contracts	2.10	2.18		1.88		1.75	0.92
Total from Investment Operations	2.24	2.35		2.05		1.92	0.96
Less Distributions to Shareholders:
From net investment income	(0.16)	(0.18)		(0.16)		(0.23)	—
From net realized gains	(1.46)	(1.07)		—		—	—
Total Distributions to Shareholders	(1.62)	(1.25)		(0.16)		(0.23)	—
Net Asset Value, End of Period	$16.32	$15.70		$14.60		$12.71	$11.02
Total return (f)	15.00%	17.19	%(g)	16.21	%(g)	17.53%	9.54	%(h)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	1.24%	1.21%		1.23%		1.31%	1.31	%(j)
Interest expense	—	—	%(k)	—		—	—
Net expenses (i)	1.24%	1.21%		1.23%		1.31%	1.31	%(j)
Waiver/Reimbursement	—	—	%(k)	0.01%		—	—
Net investment income (i)	0.89%	1.15%		1.21%		1.34%	0.49	%(j)
Portfolio turnover rate	91%	81%		94%		101%	50	%(h)
Net assets, end of period (000's)	$34,706	$12,717		$4,269		$2,511	$903

(a)  On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Disciplined Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,						Period Ended September 30,
Class B Shares	2007	2006		2005		2004 (a)	2003 (b)(c)
Net Asset Value, Beginning of Period	$14.96	$13.96		$12.16		$10.49	$9.67
Income from Investment Operations:
Net investment income (loss) (d)	0.03	0.06		0.06	(e)	0.07	(0.02)
Net realized and unrealized gain on investments and futures contracts	1.98	2.08		1.80		1.67	0.84
Total from Investment Operations	2.01	2.14		1.86		1.74	0.82
Less Distributions to Shareholders:
From net investment income	(0.04)	(0.07)		(0.06)		(0.07)	—
From net realized gains	(1.46)	(1.07)		—		—	—
Total Distributions to Shareholders	(1.50)	(1.14)		(0.06)		(0.07)	—
Net Asset Value, End of Period	$15.47	$14.96		$13.96		$12.16	$10.49
Total return (f)	14.12%	16.35	%(g)	15.30	%(g)	16.64%	8.48	%(h)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	1.99%	1.96%		1.98%		2.06%	2.26	%(j)
Interest expense	—	—	%(k)	—		—	—
Net expenses (i)	1.99%	1.96%		1.98%		2.06%	2.26	%(j)
Waiver/Reimbursement	—	—	%(k)	0.01%		—	—
Net investment income (loss) (i)	0.19%	0.43%		0.46%		0.60%	(0.27	)%(j)
Portfolio turnover rate	91%	81%		94%		101%	50	%(h)
Net assets, end of period (000's)	$7,690	$5,332		$3,974		$2,370	$338

(a)  On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Disciplined Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,						Period Ended September 30,
Class C Shares	2007	2006		2005		2004 (a)	2003 (b)(c)
Net Asset Value, Beginning of Period	$14.93	$13.94		$12.14		$10.47	$9.67
Income from Investment Operations:
Net investment income (loss) (d)	0.02	0.05		0.06	(e)	0.07	(0.05)
Net realized and unrealized gain on investments and futures contracts	1.99	2.08		1.80		1.67	0.85
Total from Investment Operations	2.01	2.13		1.86		1.74	0.80
Less Distributions to Shareholders:
From net investment income	(0.04)	(0.07)		(0.06)		(0.07)	—
From net realized gains	(1.46)	(1.07)		—		—	—
Total Distributions to Shareholders	(1.50)	(1.14)		(0.06)		(0.07)	—
Net Asset Value, End of Period	$15.44	$14.93		$13.94		$12.14	$10.47
Total return (f)	14.15%	16.30	%(g)	15.33	%(g)	16.67%	8.27	%(g)(h)
Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (i)	1.99%	1.96%		1.98%		2.07%	2.49	%(j)
Interest expense	—	—	%(k)	—		—	—
Net expenses (i)	1.99%	1.96%		1.98%		2.07%	2.49	%(j)
Waiver/Reimbursement	—	—	%(k)	0.01%		—	0.49	%(j)
Net investment income (loss) (i)	0.14%	0.39%		0.49%		0.63%	(0.60	)%(j)
Portfolio turnover rate	91%	81%		94%		101%	50	%(h)
Net assets, end of period (000's)	$5,650	$1,801		$453		$291	$24

(a)  On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Disciplined Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,						Period Ended September 30,		Year Ended October 31,
Class T Shares	2007 (a)	2006		2005		2004 (b)	2003 (c)(d)		2002
Net Asset Value, Beginning of Period	$15.70	$14.60		$12.72		$11.00	$9.58		$12.48
Income from Investment Operations:
Net investment income (loss)	0.15 (e)	0.17	(e)	0.17	(e)(f)	0.16 (e)	0.03	(e)	(0.05)
Net realized and unrealized gain on investments and futures contracts	2.09	2.18		1.86		1.76	1.39		(2.50)
Total from Investment Operations	2.24	2.35		2.03		1.92	1.42		(2.55)
Less Distributions to Shareholders:
From net investment income	(0.15)	(0.18)		(0.15)		(0.20)	—		—
From net realized gains	(1.46)	(1.07)		—		—	—		(0.35)
Total Distributions to Shareholders	(1.61)	(1.25)		(0.15)		(0.20)	—		(0.35)
Net Asset Value, End of Period	$16.33	$15.70		$14.60		$12.72	$11.00		$9.58
Total return (g)	15.01%	17.13	%(h)	16.06	%(h)	17.54%	14.82	%(i)	(21.31)%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (j)	1.29%	1.26%		1.28%		1.38%	1.50	%(k)	1.41%
Interest expense	—	—	%(l)	—		—	—		—
Net expenses (j)	1.29%	1.26%		1.28%		1.38%	1.50	%(k)	1.41%
Waiver/Reimbursement	—	—	%(l)	0.01%		—	—		—
Net investment income (loss) (j)	0.91%	1.15%		1.22%		1.31%	0.35	%(k)	(0.38)%
Portfolio turnover rate	91%	81%		94%		101%	50	%(i)	99%
Net assets, end of period (000's)	$140,443	$137,595		$134,792		$133,094	$127,993		$123,085

(a)  On August 8, 2007, Class G shares were converted to Class T shares.

(b)  On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.

(c)  The Fund changed its fiscal year end from October 31 to September 30.

(d)  On November 25, 2002, the Galaxy Equity Value Fund, Retail A shares were renamed Liberty Equity Value Fund, Class T shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Disciplined Value Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,						Period Ended September 30,		Year Ended October 31,
Class Z Shares	2007	2006		2005		2004 (a)	2003 (b)(c)		2002
Net Asset Value, Beginning of Period	$16.02	$14.87		$12.95		$11.24	$9.75		$12.65
Income from Investment Operations:
Net investment income (loss)	0.20 (d)	0.22	(d)	0.21	(d)(e)	0.20 (d)	0.08	(d)	(0.02)
Net realized and unrealized gain (loss) on investments and futures contracts	2.13	2.22		1.91		1.79	1.41		(2.53)
Total from Investment Operations	2.33	2.44		2.12		1.99	1.49		(2.55)
Less Distributions to Shareholders:
From net investment income	(0.20)	(0.22)		(0.20)		(0.28)	—		—
From net realized gains	(1.46)	(1.07)		—		—	—		(0.35)
Total Distributions to Shareholders	(1.66)	(1.29)		(0.20)		(0.28)	—		(0.35)
Net Asset Value, End of Period	$16.69	$16.02		$14.87		$12.95	$11.24		$9.75
Total return (f)	15.29%	17.50	%(g)	16.43	%(g)	17.86%	15.28	%(h)	(20.96)%
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (i)	0.99%	0.96%		0.98%		1.06%	1.04	%(j)	0.98%
Interest expense	—	—	%(k)	—		—	—		—
Net expenses (i)	0.99%	0.96%		0.98%		1.06%	1.04	%(j)	0.98%
Waiver/Reimbursement	—	—	%(k)	0.01%		—	—		—
Net investment income (i)	1.20%	1.45%		1.53%		1.62%	0.82	%(j)	0.05%
Portfolio turnover rate	91%	81%		94%		101%	50	%(h)	99%
Net assets, end of period (000's)	$341,612	$285,941		$283,187		$283,469	$224,137		$167,867

(a)  On October 13, 2003, the Liberty Equity Value Fund was renamed the Columbia Disciplined Value Fund.

(b)  The Fund changed its fiscal year end from October 31 to September 30.

(c)  On November 25, 2002, the Galaxy Equity Value Fund, Trust shares were renamed Liberty Equity Value Fund, Class Z shares.

(d)  Per share data was calculated using the average shares outstanding during the period.

(e)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.02 per share.

(f)  Total return at net asset value assuming all distributions reinvested.

(g)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(h)  Not annualized.

(i)  The benefits derived from expense reductions had an impact of less than 0.01%.

(j)  Annualized.

(k)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Common Stock Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,								Period Ended September 30,		Year Ended October 31,
Class A Shares	2007		2006		2005 (a)		2004 (b)		2003 (c)(d)		2002
Net Asset Value, Beginning of Period	$14.03		$13.59		$12.01		$11.22		$10.08		$12.74
Income from Investment Operations:
Net investment income (loss) (e)	0.05		—	(f)	0.07	(g)	—	(f)	0.03		0.03
Net realized and unrealized gain (loss) on investments	2.60		1.21		1.93		0.80		1.16		(2.23)
Total from Investment Operations	2.65		1.21		2.00		0.80		1.19		(2.20)
Less Distributions to Shareholders:
From net investment income	—		(0.01)		(0.07)		(0.01)		(0.05)		(0.02)
From net realized gains	(1.17)		(0.76)		(0.35)		—		—		(0.44)
Total Distributions to Shareholders	(1.17)		(0.77)		(0.42)		(0.01)		(0.05)		(0.46)
Net Asset Value, End of Period	$15.51		$14.03		$13.59		$12.01		$11.22		$10.08
Total return (h)	19.82	%(i)	9.24	%(i)	16.98	%(i)	7.09	%(i)	11.82	%(j)	(18.14	)%(i)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (k)	1.14%		1.14%		1.24%		1.35%		1.48	%(l)	1.28%
Waiver/Reimbursement	0.10%		0.12%		0.09%		—	%(m)	—		0.24%
Net investment income (loss) (k)	0.32%		—	%(m)	0.59%		(0.02)%		0.37	%(l)	0.25%
Portfolio turnover rate	88%		63%		105%		115%		55	%(j)	13%
Net assets, end of period (000's)	$12,054		$10,578		$10,393		$9,304		$7,570		$15

(a)  On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.

(b)  On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.

(c)  The Fund changed its fiscal year end from October 31 to September 30.

(d)  On December 9, 2002, the Galaxy Growth & Income Fund, Prime A shares were renamed Liberty Large Cap Core Fund, Class A shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Amount represents less than $0.01 per share.

(g)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(h)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(i)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(j)  Not annualized.

(k)  The benefits derived from expense reductions had an impact of less than 0.01%.

(l)  Annualized.

(m)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Common Stock Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,								Period Ended September 30,		Year Ended October 31,
Class B Shares	2007		2006		2005 (a)		2004 (b)		2003 (c)(d)		2002
Net Asset Value, Beginning of Period	$13.42		$13.12		$11.68		$10.99		$9.90		$12.59
Income from Investment Operations:
Net investment loss (e)	(0.06)		(0.10)		(0.04	)(f)	(0.09)		(0.04)		(0.06)
Net realized and unrealized gain (loss) on investments	2.48		1.16		1.88		0.78		1.14		(2.19)
Total from Investment Operations	2.42		1.06		1.84		0.69		1.10		(2.25)
Less Distributions to Shareholders:
From net investment income	—		—		(0.05)		—		(0.01)		—
From net realized gains	(1.17)		(0.76)		(0.35)		—		—		(0.44)
Total Distributions to Shareholders	(1.17)		(0.76)		(0.40)		—		(0.01)		(0.44)
Net Asset Value, End of Period	$14.67		$13.42		$13.12		$11.68		$10.99		$9.90
Total return (g)	18.94	%(h)	8.40	%(h)	16.02	%(h)	6.28	%(h)	11.12	%(i)	(18.75	)%(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (j)	1.89%		1.89%		1.99%		2.09%		2.19	%(k)	2.02%
Waiver/Reimbursement	0.10%		0.12%		0.09%		—	%(l)	—		0.02%
Net investment loss (j)	(0.44)%		(0.75)%		(0.31)%		(0.76)%		(0.38	)%(k)	(0.49)%
Portfolio turnover rate	88%		63%		105%		115%		55	%(i)	13%
Net assets, end of period (000's)	$4,796		$5,637		$6,628		$3,425		$1,755		$55

(a)  On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.

(b)  On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.

(c)  The Fund changed its fiscal year end from October 31 to September 30.

(d)  On December 9, 2002, the Galaxy Growth & Income Fund, Prime B shares were renamed Liberty Large Cap Core Fund, Class B shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Common Stock Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,								Period Ended September 30,
Class C Shares	2007		2006		2005 (a)		2004 (b)		2003 (c)(d)
Net Asset Value, Beginning of Period	$13.43		$13.13		$11.68		$10.99		$10.21
Income from Investment Operations:
Net investment loss (e)	(0.06)		(0.10)		(0.03	)(f)	(0.09)		(0.04)
Net realized and unrealized gain on investments	2.48		1.16		1.88		0.78		0.83
Total from Investment Operations	2.42		1.06		1.85		0.69		0.79
Less Distributions to Shareholders:
From net investment income	—		—		(0.05)		—		—
From net realized gains	(1.17)		(0.76)		(0.35)		—		(0.01)
Total Distributions to Shareholders	(1.17)		(0.76)		(0.40)		—		(0.01)
Net Asset Value, End of Period	$14.68		$13.43		$13.13		$11.68		$10.99
Total return (g)	18.93	%(h)	8.40	%(h)	16.10	%(h)	6.28	%(h)	7.74	%(i)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (j)	1.89%		1.89%		1.99%		2.09%		2.18	%(k)
Waiver/Reimbursement	0.10%		0.12%		0.09%		—	%(l)	—
Net investment loss (j)	(0.41)%		(0.75)%		(0.25)%		(0.74)%		(0.42	)%(k)
Portfolio turnover rate	88%		63%		105%		115%		55	%(i)
Net assets, end of period (000's)	$1,428		$906		$605		$345		$223

(a)  On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.

(b)  On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.

(c)  The Fund changed its fiscal year end from October 31 to September 30.

(d)  Class C shares were initially offered on December 9, 2002. Per share data and total return reflect activity from that date.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Common Stock Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,								Period Ended September 30,		Year Ended October 31,
Class T Shares	2007 (a)		2006		2005 (b)		2004 (c)		2003 (d)(e)		2002
Net Asset Value, Beginning of Period	$13.95		$13.52		$11.95		$11.18		$10.05		$12.70
Income from Investment Operations:
Net investment income (loss) (f)	0.04		(0.01)		0.07	(g)	(0.01)		0.04		0.02
Net realized and unrealized gain (loss) on investments	2.58		1.21		1.92		0.78		1.14		(2.22)
Total from Investment Operations	2.62		1.20		1.99		0.77		1.18		(2.20)
Less Distributions to Shareholders:
From net investment income	—	(h)	(0.01)		(0.07)		—	(h)	(0.05)		(0.01)
From net realized gains	(1.17)		(0.76)		(0.35)		—		—		(0.44)
Total Distributions to Shareholders	(1.17)		(0.77)		(0.42)		—	(h)	(0.05)		(0.45)
Net Asset Value, End of Period	$15.40		$13.95		$13.52		$11.95		$11.18		$10.05
Total return (i)	19.70	%(j)	9.16	%(j)	16.97	%(j)	6.92	%(j)	11.76	%(k)	(18.16	)%(j)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (l)	1.19%		1.19%		1.29%		1.40%		1.46	%(m)	1.35%
Waiver/Reimbursement	0.10%		0.12%		0.09%		—	%(n)	—		0.01%
Net investment income (loss) (l)	0.27%		(0.05)%		0.57%		(0.07)%		0.45	%(m)	0.18%
Portfolio turnover rate	88%		63%		105%		115%		55	%(k)	13%
Net assets, end of period (000's)	$177,345		$168,506		$180,345		$179,310		$185,938		$180,269

(a)  On August 8, 2007, Class G shares were converted to Class T shares.

(b)  On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.

(c)  On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.

(d)  The Fund changed its fiscal year end from October 31 to September 30.

(e)  On December 9, 2002, the Galaxy Growth & Income Fund, Retail A shares were renamed Liberty Large Cap Core Fund, Class T shares.

(f)  Per share data was calculated using the average shares outstanding during the period.

(g)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(h)  Amount represents less than $0.01 per share.

(i)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(j)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(k)  Not annualized.

(l)  The benefits derived from expense reductions had an impact of less than 0.01%.

(m)  Annualized.

(n)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Common Stock Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,								Period Ended September 30,		Year Ended October 31,
Class Z Shares	2007		2006		2005 (a)		2004 (b)		2003 (c)(d)		2002
Net Asset Value, Beginning of Period	$14.10		$13.66		$12.05		$11.25		$10.11		$12.77
Income from Investment Operations:
Net investment income (e)	0.08		0.03		0.09	(f)	0.03		0.08		0.07
Net realized and unrealized gain (loss) on investments	2.62		1.21		1.95		0.79		1.15		(2.23)
Total from Investment Operations	2.70		1.24		2.04		0.82		1.23		(2.16)
Less Distributions to Shareholders:
From net investment income	(0.03)		(0.04)		(0.08)		(0.02)		(0.09)		(0.06)
From net realized gains	(1.17)		(0.76)		(0.35)		—		—		(0.44)
Total Distributions to Shareholders	(1.20)		(0.80)		(0.43)		(0.02)		(0.09)		(0.50)
Net Asset Value, End of Period	$15.60		$14.10		$13.66		$12.05		$11.25		$10.11
Total return (g)	20.13	%(h)	9.45	%(h)	17.25	%(h)	7.28	%(h)	12.20	%(i)	(17.85	)%(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses (j)	0.89%		0.89%		0.99%		1.07%		1.03	%(k)	0.97%
Waiver/Reimbursement	0.10%		0.12%		0.09%		—	%(l)	—		0.03%
Net investment income (j)	0.57%		0.25%		0.67%		0.26%		0.89	%(k)	0.56%
Portfolio turnover rate	88%		63%		105%		115%		55	%(i)	13%
Net assets, end of period (000's)	$245,529		$256,039		$310,472		$175,124		$190,195		$340,496

(a)  On September 23, 2005, the Columbia Large Cap Core Fund was renamed the Columbia Common Stock Fund.

(b)  On October 13, 2003, the Liberty Large Cap Core Fund was renamed the Columbia Large Cap Core Fund.

(c)  The Fund changed its fiscal year end from October 31 to September 30.

(d)  On December 9, 2002, the Galaxy Growth & Income Fund, Trust shares were renamed Liberty Large Cap Core Fund, Class Z shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.05 per share.

(g)  Total return at net asset value assuming all distributions reinvested.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,							Period Ended September 30,		Year Ended October 31,
Class A Shares	2007	2006		2005 (a)		2004 (b)		2003 (c)(d)		2002
Net Asset Value, Beginning of Period	$19.72	$19.32		$17.54		$15.30		$12.64		$14.05
Income from Investment Operations:
Net investment income (loss) (e)	0.04 (f)	(0.06)		(0.06)		(0.07)		(0.04)		(0.03)
Net realized and unrealized gain (loss) on investments	2.46	1.91		2.91		2.75		3.35		(0.07)
Total from Investment Operations	2.50	1.85		2.85		2.68		3.31		(0.10)
Less Distributions to Shareholders:
From net realized gains	(2.21)	(1.45)		(1.07)		(0.44)		(0.65)		(1.31)
Net Asset Value, End of Period	$20.01	$19.72		$19.32		$17.54		$15.30		$12.64
Total return (g)	13.30%	10.08	%(h)	16.69	%(h)	17.73	%(h)	27.25	%(h)(i)	(1.73	)%(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (j)	1.21%	1.16%		1.13%		1.15%		1.24	%(k)	1.29%
Interest expense	—	—	%(l)	—		—		—		—
Net expenses (j)	1.21%	1.16%		1.13%		1.15%		1.24	%(k)	1.29%
Waiver/Reimbursement	—	—	%(l)	—	%(l)	—	%(l)	0.02	%(k)	0.01%
Net investment income (loss) (j)	0.22%	(0.30)%		(0.31)%		(0.40)%		(0.28	)%(k)	(0.19)%
Portfolio turnover rate	44%	14%		16%		26%		19	%(i)	23%
Net assets, end of period (000's)	$176,504	$190,390		$211,527		$211,502		$57,462		$210

(a)  On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.

(b)  On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.

(c)  The Fund changed its fiscal year end from October 31 to September 30.

(d)  On November 18, 2002, the Galaxy Small Cap Value Fund, Prime A shares were renamed Liberty Small Cap Fund, Class A shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.07 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,								Period Ended September 30,		Year Ended October 31,
Class B Shares	2007		2006		2005 (a)		2004 (b)		2003 (c)(d)		2002
Net Asset Value, Beginning of Period	$18.73		$18.56		$16.89		$14.75		$12.31		$13.82
Income from Investment Operations:
Net investment loss (e)	(0.10	)(f)	(0.19)		(0.19)		(0.19)		(0.15)		(0.14)
Net realized and unrealized gain (loss) on investments	2.33		1.81		2.81		2.67		3.24		(0.06)
Total from Investment Operations	2.23		1.62		2.62		2.48		3.09		(0.20)
Less Distributions to Shareholders:
From net realized gains	(2.21)		(1.45)		(0.95)		(0.34)		(0.65)		(1.31)
Net Asset Value, End of Period	$18.75		$18.73		$18.56		$16.89		$14.75		$12.31
Total return (g)	12.49%		9.17	%(h)	15.87	%(h)	16.96	%(h)	26.14	%(h)(i)	(2.55	)%(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (j)	1.96%		1.91%		1.88%		1.90%		2.10	%(k)	2.12%
Interest expense	—		—	%(l)	—		—		—		—
Net expenses (j)	1.96%		1.91%		1.88%		1.90%		2.10	%(k)	2.12%
Waiver/Reimbursement	—		—	%(l)	—	%(l)	—	%(l)	0.02	%(k)	0.01%
Net investment loss (j)	(0.53)%		(1.05)%		(1.06)%		(1.15)%		(1.14	)%(k)	(1.02)%
Portfolio turnover rate	44%		14%		16%		26%		19	%(i)	23%
Net assets, end of period (000's)	$35,918		$39,109		$42,439		$40,170		$11,122		$282

(a)  On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.

(b)  On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.

(c)  The Fund changed its fiscal year end from October 31 to September 30.

(d)  On November 18, 2002, the Galaxy Small Cap Value Fund, Prime B shares were renamed Liberty Small Cap Fund, Class B shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,								Period Ended September 30,
Class C Shares	2007		2006		2005 (a)		2004 (b)		2003 (c)(d)
Net Asset Value, Beginning of Period	$18.75		$18.57		$16.91		$14.77		$12.55
Income from Investment Operations:
Net investment loss (e)	(0.10	)(f)	(0.19)		(0.19)		(0.19)		(0.14)
Net realized and unrealized gain on investments	2.32		1.82		2.80		2.67		3.01
Total from Investment Operations	2.22		1.63		2.61		2.48		2.87
Less Distributions to Shareholders:
From net realized gains	(2.21)		(1.45)		(0.95)		(0.34)		(0.65)
Net Asset Value, End of Period	$18.76		$18.75		$18.57		$16.91		$14.77
Total return (g)	12.41%		9.23	%(h)	15.79	%(h)	16.94	%(h)	23.90	%(h)(i)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (j)	1.96%		1.91%		1.88%		1.90%		2.03	%(k)
Interest expense	—		—	%(l)	—		—		—
Net expenses (j)	1.96%		1.91%		1.88%		1.90%		2.03	%(k)
Waiver/Reimbursement	—		—	%(l)	—	%(l)	—	%(l)	0.02	%(k)
Net investment loss (j)	(0.53)%		(1.05)%		(1.06)%		(1.15)%		(1.10	)%(k)
Portfolio turnover rate	44%		14%		16%		26%		19	%(i)
Net assets, end of period (000's)	$42,312		$46,241		$56,163		$64,686		$12,670

(a)  On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.

(b)  On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.

(c)  The Fund changed its fiscal year end from October 31 to September 30.

(d)  Class C shares were initially offered on November 18, 2002. Per share data and total return reflect activity from that date.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Net investment loss per share reflects a special dividend. The effect of this dividend amounted to $0.06 per share.

(g)  Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,							Period Ended September 30,		Year Ended October 31,
Class T Shares	2007 (a)	2006		2005 (b)		2004 (c)		2003 (d)(e)		2002
Net Asset Value, Beginning of Period	$19.53	$19.15		$17.40		$15.16		$12.55		$13.96
Income from Investment Operations:
Net investment income (loss) (f)	0.03 (g)	(0.07)		(0.07)		(0.08)		(0.03)		(0.03)
Net realized and unrealized gain (loss) on investments	2.43	1.90		2.88		2.74		3.29		(0.07)
Total from Investment Operations	2.46	1.83		2.81		2.66		3.26		(0.10)
Less Distributions to Shareholders:
From net realized gains	(2.21)	(1.45)		(1.06)		(0.42)		(0.65)		(1.31)
Net Asset Value, End of Period	$19.78	$19.53		$19.15		$17.40		$15.16		$12.55
Total return (h)	13.22%	10.04	%(i)	16.58	%(i)	17.73	%(i)	27.03	%(i)(j)	(1.75	)%(i)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (k)	1.26%	1.21%		1.18%		1.21%		1.34	%(l)	1.33%
Interest expense	—	—	%(m)	—		—		—		—
Net expenses (k)	1.26%	1.21%		1.18%		1.21%		1.34	%(l)	1.33%
Waiver/Reimbursement	—	—	%(m)	—	%(m)	—	%(m)	0.02	%(l)	0.01%
Net investment income (loss) (k)	0.17%	(0.35)%		(0.36)%		(0.45)%		(0.26	)%(l)	(0.23)%
Portfolio turnover rate	44%	14%		16%		26%		19	%(j)	23%
Net assets, end of period (000's)	$136,381	$135,538		$150,042		$146,752		$134,455		$115,468

(a)  On August 8, 2007, Class G shares were converted to Class T shares.

(b)  On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.

(c)  On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.

(d)  The Fund changed its fiscal year end from October 31 to September 30.

(e)  On November 18, 2002, the Galaxy Small Cap Value Fund, Retail A shares were renamed Liberty Small Cap Fund, Class T shares.

(f)  Per share data was calculated using the average shares outstanding during the period.

(g)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.07 per share.

(h)  Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(i)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(j)  Not annualized.

(k)  The benefits derived from expense reductions had an impact of less than 0.01%.

(l)  Annualized.

(m)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Financial Highlights – Columbia Small Cap Core Fund

Selected data for a share outstanding throughout each period is as follows:

	Year Ended September 30,							Period Ended September 30,		Year Ended October 31,
Class Z Shares	2007	2006		2005 (a)		2004 (b)		2003 (c)(d)		2002
Net Asset Value, Beginning of Period	$19.96	$19.54		$17.73		$15.45		$12.75		$14.11
Income from Investment Operations:
Net investment income (loss) (e)	0.09 (f)	(0.01)		(0.01)		(0.03)		0.02		0.03
Net realized and unrealized gain (loss) on investments	2.49	1.93		2.94		2.80		3.34		(0.07)
Total from Investment Operations	2.58	1.92		2.93		2.77		3.36		(0.04)
Less Distributions to Shareholders:
From net investment income	—	—		—		—		(0.01)		(0.01)
From net realized gains	(2.21)	(1.50)		(1.12)		(0.49)		(0.65)		(1.31)
Total Distributions to Shareholders	(2.21)	(1.50)		(1.12)		(0.49)		(0.66)		(1.32)
Net Asset Value, End of Period	$20.33	$19.96		$19.54		$17.73		$15.45		$12.75
Total return (g)	13.56%	10.32	%(h)	16.96	%(h)	18.12	%(h)	27.44	%(h)(i)	(1.26	)%(h)
Ratios to Average Net Assets/ Supplemental Data:
Net expenses before interest expense (j)	0.96%	0.91%		0.88%		0.90%		0.92	%(k)	0.90%
Interest expense	—	—	%(l)	—		—		—		—
Net expenses (j)	0.96%	0.91%		0.88%		0.90%		0.92	%(k)	0.90%
Waiver/Reimbursement	—	—	%(l)	—	%(l)	—	%(l)	0.02	%(k)	0.01
Net investment income (loss) (j)	0.46%	(0.05)%		(0.06)%		(0.15)%		0.14	%(k)	0.20%
Portfolio turnover rate	44%	14%		16%		26%		19	%(i)	23%
Net assets, end of period (000's)	$834,537	$929,791		$1,058,362		$1,101,312		$789,666		$485,197

(a)  On October 7, 2005, the Columbia Small Cap Fund was renamed the Columbia Small Cap Core Fund.

(b)  On October 13, 2003, the Liberty Small Cap Fund was renamed the Columbia Small Cap Fund.

(c)  The Fund changed its fiscal year end from October 31 to September 30.

(d)  On November 18, 2002, the Galaxy Small Cap Value Fund, Trust shares were renamed Liberty Small Cap Fund, Class Z shares.

(e)  Per share data was calculated using the average shares outstanding during the period.

(f)  Net investment income per share reflects a special dividend. The effect of this dividend amounted to $0.07 per share.

(g)  Total return at net asset value assuming all distributions reinvested.

(h)  Had the investment advisor and/or any of its affiliates not waived fees or reimbursed a portion of expenses, total return would have been reduced.

(i)  Not annualized.

(j)  The benefits derived from expense reductions had an impact of less than 0.01%.

(k)  Annualized.

(l)  Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

Notes to Financial Statements – Columbia Equity Funds
September 30, 2007

Note 1. Organization

The Columbia Funds Series Trust I (the "Trust") is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Information presented in these financial statements pertains to the following diversified Funds (individually referred to as a "Fund", collectively referred to as the "Funds"):

Columbia Asset Allocation Fund

Columbia Large Cap Growth Fund

Columbia Disciplined Value Fund

Columbia Common Stock Fund

Columbia Small Cap Core Fund

Investment Objectives

Columbia Asset Allocation Fund seeks a high total return by providing both a current level of income that is greater than that provided by popular stock market averages, as well as long-term growth in the value of the Fund's assets. Columbia Large Cap Growth Fund seeks long-term capital appreciation. Columbia Small Cap Core Fund seeks to provide long-term capital appreciation. Columbia Disciplined Value Fund seeks long-term capital appreciation. Income is secondary to the objective of capital appreciation. Columbia Common Stock Fund seeks to provide a relatively high total return through long-term capital appreciation and current income.

Fund Shares

The Trust may issue an unlimited number of shares. Each Fund offers the following classes of shares: Class A, Class B, Class C, Class T and Class Z. Columbia Large Cap Growth Fund also offers Class E and Class F shares. Each share class has its own expense structure and sales charges, as applicable. On August 8, 2007, Class G shares of the Funds were converted to Class T shares of each respective Fund. Columbia Large Cap Growth Fund's Class E and Class F shares and Columbia Small Cap Core Fund are closed to new investors and new accounts.

Class A, Class E and Class T shares are subject to a front-end sales charge based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge ("CDSC") if the shares are sold within twelve months after purchase. Class E shares purchased without an initial sales charge in accounts aggregating $500,000 to $5 million at the time of purchase are subject to a 1.00% CDSC if the shares are sold within twelve months after purchase. Class B and Class F shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B and Class F shares will convert to Class A and Class E shares, respectively, eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within twelve months after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in each Fund's prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America ("GAAP") requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements.

Security Valuation

Equity securities and securities of certain investment companies are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Debt securities generally are valued by pricing services approved by the Funds' Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques

Columbia Equity Funds, September 30, 2007 (continued)

may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Forward currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of such securities used in computing the net asset value of the Funds' shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Funds' net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their "fair value" using procedures approved by the Board of Trustees.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at a fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements ("SFAS 157"), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Funds' financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Forward Foreign Currency Exchange Contracts

Forward foreign currency exchange contracts are agreements to exchange one currency for another at a future date at a specified price. These contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contract. Certain Funds may utilize forward foreign currency exchange contracts in connection with the settlement of purchases and sales of securities. Certain Funds may also enter into these contracts to hedge certain other foreign currency denominated assets. Contracts to buy generally are used to acquire exposure to foreign currencies, while contracts to sell are used to hedge the Funds' investments against currency fluctuations. Forward foreign currency exchange contracts are valued daily at the current exchange rate of the underlying currency, resulting in unrealized gains (losses) which become realized at the time the forward foreign currency exchange contracts are closed or mature. Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. The use of foreign currency exchange contracts does not eliminate fluctuations in the prices of the Funds' portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. The Funds are also exposed to risk that counterparties of the contracts may be unable to fulfill the terms of the contracts.

Columbia Equity Funds, September 30, 2007 (continued)

Options

Each Fund may write call and put options on securities they own or in which they may invest. Writing put options tends to increase the Fund's exposure to the underlying instrument. Writing call options tends to decrease a Fund's exposure to the underlying instrument. When a Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying futures transaction to determine the realized gain or loss. Each Fund as a writer of an option has no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the securities underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Funds' custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

Each Fund may also purchase put and call options. Purchasing call options tends to increase the Funds' exposure to the underlying instrument. Purchasing put options to decrease the Funds' exposure to the underlying instrument. Each Fund may pay a premium, which is included in the Funds' Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying futures transaction to determine the realized gain or loss.

Treasury Inflation Protected Securities

Columbia Asset Allocation Fund may invest in Treasury Inflation Protected Securities ("TIPS"). The principal amount of TIPS is adjusted periodically for inflation based on a monthly published index. Interest payments are based on the inflation-adjusted principal at the time the interest is paid.

Repurchase Agreements

Each Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC ("Columbia"), the Funds' investment advisor, has determined are creditworthy. Each Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon each Fund's ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Funds seek to assert their rights.

Futures Contracts

Certain Funds may invest in futures contracts to gain or reduce exposure to particular securities or segments of the bond markets. Futures contracts are financial instruments whose values depend on, or are derived from, the value of the underlying security, index or currency. The Funds may use futures contracts for both hedging and non-hedging purposes, such as to adjust the Funds' sensitivity to changes in interest rates, or to offset a potential loss in one position by establishing an opposite position. The Funds typically use futures contracts in an effort to achieve more efficiently, economic exposure similar to that which they could have achieved through the purchase and sale of fixed income securities.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, or (3) an inaccurate prediction by Columbia of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Funds' Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, a Fund pledges cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable

Columbia Equity Funds, September 30, 2007 (continued)

and offset in unrealized gains or losses. A Fund recognizes a realized gain or loss when the contract is closed or expires.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statements of Operations.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on debt securities. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after the ex-date as the Funds become aware of such, net of non-reclaimable tax withholdings of foreign holdings. Awards from class action litigation are recorded as a reduction of cost if the Funds still own the applicable securities on the payment date. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains.

The Funds estimate components of distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains as applicable. If the Funds no longer own the applicable securities, any distributions received in excess of income are recorded as realized gains.

Determination of Class Net Asset Value

All income, expenses (other than class-specific expenses, as shown on the Statements of Operations), and realized and unrealized gains (losses), are allocated to each class of a Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

Each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, each Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that each Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Dividends from net investment income are declared and paid quarterly for Columbia Asset Allocation Fund, Columbia Disciplined Value Fund and Columbia Common Stock Fund. Dividends from net investment income are declared and paid annually for Columbia Large Cap Growth Fund and Columbia Small Cap Core Fund. Net realized capital gains, if any, are distributed at least annually for all Funds.

Indemnification

In the normal course of business, each Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. A Fund's maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust's organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Funds expect the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Funds' capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

Columbia Equity Funds, September 30, 2007 (continued)

For the year ended September 30, 2007, permanent book and tax basis differences resulting primarily from differing treatments for net operating losses, foreign currency transactions, Section 988 bond bifurcation, redemption based payments treated as dividends paid reduction, paydown reclassifications, passive foreign investment company (PFIC's) adjustments and market discount reclassification adjustments were identified and reclassified among the components of the Funds' net assets as follows:

	Undistributed Net Investment Income	Accumulated Net Realized Gain(Loss)	Paid-In Capital
Columbia Asset Allocation Fund	$470,896	$(2,532,949)	$2,062,053
Columbia Large Cap Growth Fund	—	—	—
Columbia Disciplined Value Fund	(15,959)	(3,913,652)	3,929,611
Columbia Common Stock Fund	(85,545)	(2,215,154)	2,300,699
Columbia Small Cap Core Fund	(410,690)	(19,750,405)	20,161,095

Net investment income and net realized gains (losses), as disclosed on the Statements of Operations, and net assets were not affected by these reclassifications.

The tax character of distributions paid during the years ended September 30, 2007 and September 30, 2006 was as follows:

	September 30, 2007		September 30, 2006
	Ordinary Income*	Long-Term Capital Gains	Ordinary Income*	Long-Term Capital Gains
Columbia Asset Allocation Fund	$11,955,479	$18,736,465	$8,366,839	$27,058,279

Columbia Large Cap Growth Fund	2,687,241	28,705,826	5,400,905	—

Columbia Disciplined Value Fund	16,400,131	29,667,946	12,809,513	22,840,715

Columbia Common Stock Fund	5,594,148	30,498,492	14,442,051	14,296,773

Columbia Small Cap Core Fund	11,054,727	133,824,617	16,223,238	97,297,207

*  For tax purposes short-term capital gain distributions, if any, are considered ordinary income distributions.

As of September 30, 2007, the components of distributable earnings on a tax basis were as follows:
	Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation (Depreciation)*
Columbia Asset Allocation Fund	$9,848,771	$17,349,494	$39,488,453
Columbia Large Cap Growth Fund	45,610,583	84,902,930	339,950,178
Columbia Disciplined Value Fund	24,245,281	32,295,994	64,358,911
Columbia Common Stock Fund	3,522,482	38,235,729	88,631,949
Columbia Small Cap Core Fund	14,272,795	181,096,527	227,492,692

*  The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

Columbia Equity Funds, September 30, 2007 (continued)

Unrealized appreciation and depreciation at September 30, 2007, based on cost of investments for federal income tax purposes, excluding any unrealized appreciation and depreciation from changes in the value of other assets and liabilities resulting from changes in exchange rates, were:

	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
Columbia Asset Allocation Fund	$44,060,823	$(4,572,370)	$39,488,453
Columbia Large Cap Growth Fund	349,137,195	(9,187,017)	339,950,178
Columbia Disciplined Value Fund	80,931,855	(16,572,944)	64,358,911
Columbia Common Stock Fund	91,638,803	(3,006,854)	88,631,949
Columbia Small Cap Core Fund	359,396,029	(131,903,337)	227,492,692

The following capital loss carryforwards, determined as of September 30, 2007, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration

	2008	2009	2010	2011	Total
Columbia Large Cap Growth Fund	$29,234,062	$68,637,186	$75,033,010	$5,529,590	$178,433,848
Columbia Common Stock Fund	—	—	4,878,081	—	4,878,081

The following capital loss carryforwards were utilized during the year ended September 30, 2007:

Columbia Large Cap Growth Fund	$74,899,896
Columbia Common Stock Fund	12,272,211

Of the capital loss carryforwards attributable to Columbia Large Cap Growth Fund, $89,470,950 ($59,647,300 expiring September 30, 2009, and $29,823,650 expiring September 30, 2010) remain from the Columbia Large Cap Growth Fund merger with Columbia Growth Fund. In addition, the acquiring fund, Columbia Large Cap Growth Fund, utilized carryforwards of $32,012,176 to offset current year gains. The availability of a portion of the remaining capital loss carryforwards from the Columbia Large Cap Growth Fund may be limited in a given year.

Of the capital loss carryforwards attributable to Columbia Large Cap Growth Fund, $26,969,658 ($8,989,886 expiring September 30, 2008, $8,989,886 expiring September 30, 2009, and $8,989,886 expiring September 30, 2010) remain from the Columbia Large Cap Growth Fund merger with Columbia Tax Managed Growth Fund. In addition, the acquiring fund, Columbia Large Cap Growth Fund, utilized carryforwards of $9,094,832 to offset current year gains. The availability of a portion of the remaining capital loss carryforwards from the Columbia Large Cap Growth Fund may be limited in a given year.

Of the capital loss carryforwards attributable to Columbia Large Cap Growth Fund, $59,858,801 ($18,109,737 expiring September 30, 2008, $36,219,474 expiring September 30, 2010, and $5,529,590 expiring September 30, 2011) remain from the Columbia Large Cap Growth Fund merger with Columbia Growth Stock Fund. In addition, the acquiring fund, Columbia Large Cap Growth Fund, utilized carryforwards of $33,792,888 to offset current year gains. The availability of a portion of the remaining capital loss carryforwards from the Columbia Large Cap Growth Fund may be limited in a given year.

Of the capital loss carryforwards attributable to Columbia Common Stock Fund, $4,878,081 (expiring September 30, 2010)

Columbia Equity Funds, September 30, 2007 (continued)

remains from the Columbia Large Cap Core Fund merger with Columbia Common Stock Fund (the "Target Fund"). The availability of a portion of the remaining capital loss may be limited in a given year.

In June 2006, the Financial Accounting Standards Board ("FASB") issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the "Interpretation"). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management is evaluating the application of this Interpretation to the Funds and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on each Fund's financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly owned subsidiary of Bank of America Corporation ("BOA"), receives a monthly investment advisory fee based on each Fund's average daily net assets at the following annual rates:

	First $200 Million	$200 Million to $500 Million	$500 Million to $1 Billion	$1 Billion to $1.5 Billion	$1.5 Billion to $2 Billion	$2 Billion to $3 Billion	$3 Billion to $6 Billion	Over $6 Billion
Columbia Asset Allocation Fund	0.650%	0.650%	0.600%	0.550%	0.500%	0.500%	0.480%	0.460%
Columbia Large Cap Growth Fund	0.700%	0.575%	0.450%	0.450%	0.450%	0.450%	0.450%	0.450%
Columbia Disciplined Value Fund	0.700%	0.700%	0.650%	0.600%	0.550%	0.550%	0.530%	0.510%
Columbia Common Stock Fund	0.700%	0.700%	0.650%	0.600%	0.550%	0.550%	0.530%	0.510%
Columbia Small Cap Core Fund	0.750%	0.750%	0.700%	0.650%	0.600%	0.550%	0.550%	0.550%

For the year ended September 30, 2007, the effective investment advisory fee rates for the Funds, as a percentage of each Funds' average daily net assets, were as follows:

Effective Fee Rate
Columbia Asset Allocation Fund	0.65%
Columbia Large Cap Growth Fund	0.50%
Columbia Disciplined Value Fund	0.70%
Columbia Common Stock Fund	0.70%
Columbia Small Cap Core Fund	0.71%

Administration Fee

Columbia provides administrative and other services to the Funds. Columbia receives a monthly administration fee from each Fund, except Columbia Large Cap Growth Fund, at the annual rate of 0.067% of each Fund's average daily net assets. Columbia receives a monthly administration fee from Columbia Large Cap Growth Fund at the annual rate of 0.050% of the Fund's average daily net assets.

Pricing and Bookkeeping Fees

Effective December 15, 2006, the Funds entered into a Financial Reporting Services Agreement (the "Financial Reporting Services Agreement") with State Street Bank & Trust Company ("State Street") and Columbia pursuant to which State Street

Columbia Equity Funds, September 30, 2007 (continued)

provides financial reporting services to the Funds. Also effective December 15, 2006, the Funds entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the "State Street Agreements") pursuant to which State Street provides accounting services to the Funds. Under the State Street Agreements, the Funds pay State Street an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets of each Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Funds also reimburse State Street for certain out-of-pocket expenses and charges.

Effective December 15, 2006, the Funds entered into a Pricing and Bookkeeping Oversight and Services Agreement (the "Services Agreement") with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. The Funds reimburse Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services relating to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Funds under a pricing and bookkeeping agreement and was entitled to receive an annual fee at the same fee structure described above under the State Street Agreements. Under separate agreements between Columbia and State Street, Columbia delegated certain functions to State Street. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. The Funds also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Funds' portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended September 30, 2007, the total amounts paid and payable to affiliates by the Funds under these agreements and the effective pricing and bookkeeping fee rates for the Funds, inclusive of out-of-pocket expenses, as a percentage of the Funds' average daily net assets, were as follows:

	Amounts Paid to Affiliates	Amounts Payable to Affiliates	Effective Fee Rates
Columbia Asset Allocation Fund	$46,363	$1,419	0.055%
Columbia Large Cap Growth Fund	51,635	1,419	0.009%
Columbia Disciplined Value Fund	43,583	1,419	0.026%
Columbia Common Stock Fund	43,283	1,419	0.027%
Columbia Small Cap Core Fund	51,635	1,419	0.013%

Transfer Agent Fee

Columbia Management Services, Inc. (the "Transfer Agent"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, provides shareholder services to the Funds and has contracted with Boston Financial Data Services ("BFDS") to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Funds. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its

Columbia Equity Funds, September 30, 2007 (continued)

services to the Funds. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply on certain accounts with a value below the initial minimum investment requirements for such accounts to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as a reduction of total expenses on the Statements of Operations. For the year ended September 30, 2007, these minimum account balance fees reduced total expenses as follows:

Minimum Account Balance Fee
Columbia Asset Allocation Fund	$16,258
Columbia Large Cap Growth Fund	138,242
Columbia Disciplined Value Fund	12,967
Columbia Common Stock Fund	27,274
Columbia Small Cap Core Fund	7,814

For the year ended September 30, 2007, the effective transfer agent fee rates for the Funds, inclusive of out-of-pocket expenses and sub-transfer agent fees and net of minimum account balance fees and waivers if applicable, as a percentage of the Funds' average daily net assets, were as follows:

Effective Fee Rates
Columbia Asset Allocation Fund	0.14%
Columbia Large Cap Growth Fund	0.15%
Columbia Disciplined Value Fund	0.13%
Columbia Common Stock Fund	0.11%
Columbia Small Cap Core Fund	0.13%

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the "Distributor"), an affiliate of Columbia and an indirect, wholly owned subsidiary of BOA, is the principal underwriter of the Funds. For the year ended September 30, 2007, the Distributor has retained net underwriting discounts and net CDSC fees as follows:

	Front End Sales Charge		CDSC
	Class A	Class T	Class A	Class B	Class C	Class G
Columbia Asset Allocation Fund	$7,641	$3,305	$2	$12,171	$209	$11,914
Columbia Large Cap Growth Fund	15,320	7,274	624	160,928	3,244	24,155
Columbia Disciplined Value Fund	54,377	3,680	4,947	9,133	1,537	1,870
Columbia Common Stock Fund	3,232	3,847	26	13,877	56	6,145
Columbia Small Cap Core Fund	3,923	2,756	3	70,993	507	7,130

Columbia Equity Funds, September 30, 2007 (continued)

The Funds have adopted Rule 12b-1 plans (the "Plans") which require the payment of a monthly service and distribution fee to the Distributor based on the average daily net assets of each Fund at the following annual rates:

	Distribution Fee
	Class A	Class B	Class C	Class E	Class F	Class G
Columbia Asset Allocation Fund	0.10%	0.75%	0.75%	—	—	0.65%
Columbia Large Cap Growth Fund	0.10%	0.75%	0.75%	0.10%	0.75%	0.65%
Columbia Disciplined Value Fund	0.10%	0.75%	0.75%	—	—	0.65%
Columbia Common Stock Fund	0.10%	0.75%	0.75%	—	—	0.65%
Columbia Small Cap Core Fund	0.10%	0.75%	0.75%	—	—	0.65%
	Service Fee
	Class A	Class B	Class C	Class E	Class F	Class G
Columbia Asset Allocation Fund	0.25%	0.25%	0.25%	—	—	0.50%
Columbia Large Cap Growth Fund	0.25%	0.25%	0.25%	0.25%	0.25%	0.50%
Columbia Disciplined Value Fund	0.25%	0.25%	0.25%	—	—	0.50%
Columbia Common Stock Fund	0.25%	0.25%	0.25%	—	—	0.50%
Columbia Small Cap Core Fund	0.25%	0.25%	0.25%	—	—	0.50%

The Fund may pay distribution and service (12b-1) fees up to a maximum of 0.35% of the Fund's average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but will limit such fees to aggregate of not more than 0.25% for the Class A shares. For the year ended September 30, 2007, the distribution and service fees were 0.00% and 0.25% respectively of the Fund's average daily net assets.

The Fund may pay distribution and service fees up to a maximum of 1.15% of the Fund's average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but limited such fees to an aggregated fee not more than 0.95% during the current fiscal year.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Shareholder Services Fees

The Funds have adopted shareholder services plans that permit them to pay for certain services provided to Class T and Class Z shareholders by their financial advisors. Currently, the service plan has not been implemented with respect to the Funds' Class Z shares. The Funds may pay shareholder service fees (which are included in other expenses) of up to a maximum of 0.50% of each Fund's average daily net assets attributable to Class T shares (comprised of up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services) but will limit such fees to an aggregate fee of not more than 0.30% for Class T shares during the current fiscal year.

Expense Limits and Fee Waivers

Columbia has voluntarily agreed to waive fees and reimburse Columbia Common Stock Fund for certain expenses so that the expenses incurred by the Fund (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodian charges relating to overdrafts, if any), after giving effect to any balance

Columbia Equity Funds, September 30, 2007 (continued)

credits from the Fund's custodian will not exceed 0.89% of the Fund's average daily net assets. This arrangement may be modified or terminated by Columbia at any time.

Fees Paid to Officers and Trustees

All officers of the Funds are employees of Columbia or its affiliates and, with the exception of the Funds' Chief Compliance Officer, receive no compensation from the Funds. The Board of Trustees has appointed a Chief Compliance Officer to the Funds in accordance with federal securities regulations. The Funds, along with other affiliated funds, pay their pro-rata share of the expenses associated with the Chief Compliance Officer. Each Fund's expenses for the Chief Compliance Officer will not exceed $15,000 per year.

The Funds' Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Funds' assets.

As a result of a fund merger, Columbia Large Cap Growth Fund assumed the assets and liabilities of the deferred compensation plan of the acquired funds. The deferred compensation plan of the acquired funds may be terminated at any time. Any payments to plan participants are paid solely out of the Fund's assets.

Custody Credits

Each Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses in the Statements of Operations. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if they had not entered into such an agreement. For the year ended September 30, 2007, these credits reduced total expenses as follows:

Custody Credits
Columbia Asset Allocation Fund	$5,841
Columbia Large Cap Growth Fund	6,601
Columbia Disciplined Value Fund	149
Columbia Common Stock Fund	2,431
Columbia Small Cap Core Fund	13,978

Note 5. Portfolio Information

For the year ended September 30, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were as follows:

	U.S Government Securities		Other Investment Securities
	Purchases	Sales	Purchases	Sales
Columbia Asset Allocation Fund	$57,612,299	$57,845,137	$271,247,500	$312,012,111
Columbia Large Cap Growth Fund			2,749,029,206	2,977,364,386
Columbia Disciplined Value Fund			463,036,967	440,815,793
Columbia Common Stock Fund			385,225,455	456,712,076
Columbia Small Cap Core Fund			569,646,923	778,077,693

Columbia Equity Funds, September 30, 2007 (continued)

Note 6. Shares of Beneficial Interest

As of September 30, 2007, the Funds had shareholders whose shares were beneficially owned by participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds. The percentage of shares of beneficial interest outstanding held therein are as follows:

% of Shares Outstanding Held
Columbia Large Cap Growth Fund	25.3
Columbia Disciplined Value Fund	51.2
Columbia Common Stock Fund	20.7
Columbia Small Cap Core Fund	44.8

As of September 30, 2007, the Columbia Small Cap Core Fund had one shareholder that held 5.32% of the shares outstanding over which BOA and/or any of its affiliates did not have investment discretion. Subscription and redemption activity of these accounts may have a significant effect on the operations of the Funds.

Note 7. Line of Credit

The Funds and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund's borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund's borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating fund. The commitment fee and structuring fee are included in "Other expenses" in the Statements of Operations.

For the year ended September 30, 2007, Columbia Large Cap Growth Fund borrowed under these arrangements. The average daily loan balance outstanding on days where borrowing existed was $5,000,000 at a weighted average interest rate of 5.813%

Note 8. Securities Lending

Each Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Funds on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Funds. Generally, in the event of borrower default, the Funds have the right to use the collateral to offset any losses incurred. In the event the Funds are delayed or prevented from exercising their right to dispose of the collateral, there may be a potential loss to the Funds. The Funds bear the risk of loss with respect to the investment of collateral.

During the year ended September 30, 2007, each Fund, except Columbia Small Cap Core Fund, participated in the program.

Note 9. Significant Risks and Contingencies

Foreign Securities

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of currency exchange or other foreign governmental laws or restrictions. In addition, the liquidity of foreign securities may be more limited than that of domestic securities.

Investments in emerging market countries are subject to additional risk. The risk of foreign investments is typically

Columbia Equity Funds, September 30, 2007 (continued)

increased in less developed countries. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation which could hurt their economies and securities markets.

Asset-Backed Securities

Investing in asset-backed securities is subject to certain risks. For example, the value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the quality of underlying assets or the market's assessment thereof, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments, or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

High-Yield Securities

Investing in high-yield securities may involve greater credit risk and considerations not typically associated with investing in U.S. Government bonds and other higher quality fixed income securities. These securities are non-investment grade securities, often referred to as "junk" bonds. Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. Moreover, high-yield securities may be less liquid to the extent that there is no established secondary market.

Sector Focus

The Funds may focus their investments in certain industries, subjecting them to greater risk than a fund that is more diversified.

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) ("Columbia") and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the "Distributor") (collectively, the "Columbia Group") entered into an Assurance of Discontinuance with the New York Attorney General ("NYAG") (the "NYAG Settlement") and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission ("SEC") (the "SEC Order") on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group's applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the "MDL"). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action

Columbia Equity Funds, September 30, 2007 (continued)

purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law. On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court's memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants' motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 ("ICA") and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption ("the CDSC Lawsuit"). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds' adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. The funds' adviser and/or its affiliates are required, pursuant to the settlement, to make certain payments including plaintiffs' attorneys' fees and costs of notice to class members.

Note 10. Business Combinations and Mergers

As of the end of business on September 22, 2006, Columbia Tax-Managed Growth Fund and Columbia Growth Stock Fund (collectively, the "Acquired Funds") merged into Columbia Large Cap Growth Fund. Columbia Large Cap Growth Fund received a tax-free transfer of assets from Columbia Tax-Managed Growth Fund and Columbia Growth Stock Fund as follows:

Acquired Fund	Shares Issued	Net Assets Received	Unrealized Appreciation*
Columbia Tax-Managed Growth Fund	9,393,294	$198,661,500	$7,373,357
Columbia Growth Stock Fund	18,461,618	400,448,707	19,808,281

Net Assets of Columbia Large Cap Growth Fund Prior to Combination	Net Assets of Acquired Funds Immediately Prior to Combination	Net Assets of Columbia Large Cap Growth Fund Immediately After Combination
$1,183,047,172	$599,110,207	$1,782,157,379

* Unrealized appreciation is included in Net Assets Received.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareholders of Columbia Funds Series Trust I

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Asset Allocation Fund, Columbia Large Cap Growth Fund, Columbia Disciplined Value Fund, Columbia Common Stock Fund and Columbia Small Cap Core Fund (constituting part of Columbia Funds Series Trust I, hereafter collectively referred to as the "Funds") at September 30, 2007, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights of the funds as of September 30, 2003 and for fiscal periods ending on or prior to September 30, 2003 were audited by other independent accountants, whose report dated November 14, 2003 expressed an unqualified opinion on those statements and highlights.

PricewaterhouseCoopers LLP
Boston, Massachusetts
November 21, 2007

Unaudited Information – Columbia Equity Funds

Federal Income Tax Information

Columbia Asset Allocation Fund

For the fiscal year ended September 30, 2007, the Fund designates long-term capital gains of $19,610,964.

For non-corporate shareholders 22.77% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period October 1, 2006 to September 30, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV.

14.99% of the ordinary income distributed by the Fund, for the year ended September 30, 2007, qualifies for the corporate dividends received deduction.

Columbia Large Cap Growth Fund

For the fiscal year ended September 30, 2007, the Fund designates long-term capital gains of $84,916,162.

For non-corporate shareholders 96.04% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period October 1, 2006 to September 30, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV.

95.96% of the ordinary income distributed by the Fund, for the year ended September 30, 2007, qualifies for the corporate dividends received deduction.

Columbia Disciplined Value Fund

For the fiscal year ended September 30, 2007, the Fund designates long-term capital gains of $34,788,270.

For non-corporate shareholders 54.69% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period October 1, 2006 to September 30, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV.

57.75% of the ordinary income distributed by the Fund, for the year ended September 30, 2007, qualifies for the corporate dividends received deduction.

Columbia Common Stock Fund

For the fiscal year ended September 30, 2007, the Fund designates long-term capital gains of $40,354,503.

For non-corporate shareholders 79.67% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period October 1, 2006 to September 30, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV.

78.81% of the ordinary income distributed by the Fund, for the year ended September 30, 2007, qualifies for the corporate dividends received deduction.

Columbia Small Cap Core Fund

For the fiscal year ended September 30, 2007, the Fund designates long-term capital gains of $221,943,917.

For non-corporate shareholders 54.38% or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income distributed by the Fund for the period October 1, 2006 to September 30, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV.

63.09% of the ordinary income distributed by the Fund, for the year ended September 30, 2007, qualifies for the corporate dividends received deduction.

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
Douglas A. Hacker (Born 1955)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 68, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy General Counsel-Corporate Legal Services, ConocoPhillips from August, 2006 to August, 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President-Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 68, None

Richard W. Lowry (Born 1936)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)	Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987).Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Charles R. Nelson (Born 1942)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 68, None

Fund Governance (continued)

Independent Trustees (continued)

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
John J. Neuhauser (Born 1943)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)	President, St. Michaels College, since August, 2007; University Professor, Boston College from November, 2005 to August, 2007; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Patrick J. Simpson (Born 1944)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 68, None

Thomas E. Stitzel (Born 1936)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 68, None

Thomas C. Theobald (Born 1937)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board(2) (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 68, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 68, None

Fund Governance (continued)

Interested Trustee

Name, Address and Year of Birth, Position with Funds, Year First Elected or Appointed to Office(1)	Principal Occupation(s) During Past Five Years, Number of Portfolios in Columbia Funds Complex Overseen by Trustee, Other Directorships Held
William E. Mayer (Born 1940)

c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 68, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader's Digest (publishing)

1  In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the "Liberty Board"). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the "Columbia Board") and of the CMG Fund Trust (the "CMG Funds Board"); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

2  Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

3  Mr. Mayer is an "interested person" (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

Officers

Officers

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
Christopher L. Wilson (Born 1957)

One Financial Center Boston, MA 02111 President (since 2004)	President-Columbia Funds, since October 2004; Managing Director-Columbia Management Advisors, LLC, since September 2005; Senior Vice President-Columbia Management Distributors, Inc., since January 2005; Director-Columbia Management Services, Inc., since January 2005; Director-Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director-FIM Funding, Inc., since January 2005; President and Chief Executive Officer-CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America- affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)

One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

Fund Governance (continued)

Officers (continued)

Name, Address and Year of Birth, Position with Columbia Funds, Year First Elected or Appointed to Office	Principal Occupation(s) During Past Five Years
J. Kevin Connaughton (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer-Columbia Funds, since October 2003; Treasurer-the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000-December 2006; Vice President-Columbia Management Advisors, Inc., since April 2003; President-Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer-Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004-Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)

One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)

One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

Joseph F. DiMaria (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968)

One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Director of Fund Administration since June, 2007; Vice President, Mutual Fund Valuation of the Advisor from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969)

One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President-Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

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Important Information About This Report – Columbia Equity Funds

The funds mail one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of the the Columbia Equity Funds.

A description of the policies and procedures that each fund uses to determine how to vote proxies and a copy of each fund's voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission's website at www.sec.gov, and (iii) without charge, upon request, by calling 800-368-0346. Information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC's website. Information regarding how each fund voted proxies relating to portfolio securities is also available from the funds' website.

Each fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Each fund's Form N-Q is available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please consider the investment objectives, risks, charges and expenses for each fund carefully before investing. Contact your financial advisor for a prospectus, which contains this and other important information about each fund. You should read it carefully before you invest.

Columbia Management Group, LLC ("Columbia Management") is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and product for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

Transfer Agent

Columbia Management Services, Inc. P.O. Box 8081 Boston, MA 02266-8081 800.345.6611

Distributor

Columbia Management Distributors, Inc. One Financial Center Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC 100 Federal Street Boston, MA 02110

Columbia Equity Funds

Annual Report – September 30, 2007

Columbia Management®

PRSRT STD

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Holliston, MA

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©2007 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/136202-0907(11/07) 07/45933

Columbia Dividend Income Fund

Annual Report – September 30, 2007

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

President’s Message – Columbia Dividend Income Fund

Dear Shareholder:

Every six months, you receive a shareholder report for your Columbia Funds investment. We strive to bring you the information you need to make intelligent, informed investment decisions, in an attractive, easy-to-understand format.

We know that for many investors, the information contained in shareholder reports can seem very technical, so we would like to take this opportunity to walk you through some of the sections in the beginning of your shareholder report, explain their purpose and point out some of the highlights we think you’ll find useful. In future reports, we will discuss how to use the financial statements in your shareholder reports.

Performance Information

One of the first sections in your shareholder report is the Performance Information section, which contains several tables that illustrate how your fund has performed over time. These tables can be very useful for evaluating how your fund has performed versus its benchmark, though it’s important to remember that past performance is not an indicator of future results.

Understanding Your Expenses

This section explains the ongoing costs associated with your Columbia Funds investment. It includes both general information about mutual fund expenses and specific information pertinent to your fund.

You can use the information to estimate the expenses you paid over the reporting period. You will need your account balance at the end of the period, which can be found by checking your most recent account statement, logging onto your account at www.columbiafunds.com, calling our service center at 800.345.6611 or contacting your financial advisor. Once you have your balance, the section explains how to calculate your estimated expenses step by step.

Portfolio Manager’s Report

The Portfolio Manager’s Report is where you will find your portfolio manager’s thoughts on what happened during the reporting period. Commentary from your portfolio manager(s) includes a summary of the fund’s performance, along with a comparison of the fund’s performance versus the relevant peer group and benchmark indices.

The portfolio manager will also discuss market conditions that impacted the fund, as well as the investment strategy during the period. Please note: In semiannual reports, the portfolio manager’s comments are included in the Fund Profile section.

Other Information

Every shareholder report includes a page containing “Important Information About This Report,” which includes instructions for requesting additional copies of the shareholder report, as well as contact information for the fund’s Transfer Agent, Distributor and Investment Advisor.

Annual reports contain additional information, such as an independent registered public accounting firm’s report and biographies of the fund’s trustees and officers. This information is not included in semiannual reports.

Shareholder reports can be delivered to you electronically through our eDelivery service. Using eDelivery can help your fund save money while at the same time preserve precious natural resources. For even more information about your fund, visit our Web site at www.columbiafunds.com. There you will find prospectuses, shareholder reports and fund fact sheets for all of the funds in the Columbia Funds family.

We hope this guide to your shareholder report will help you get the most out of this important resource. Thank you for your business, and for your continued confidence in Columbia Funds.

Sincerely,

Christopher L. Wilson

President, Columbia Funds

Fund Profile – Columbia Dividend Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1 year return as of 09/30/07

17.31% Class A shares (without sales charge)

                                    [GRAPHIC]
16.90% Russell 1000 Index

14.45% Russell 1000 Value Index

Morningstar Style Box

Style

Summary

■	For the 12-month period that ended September 30, 2007, the fund’s Class A shares returned 17.31% without sales charge.

■

The fund outperformed both the Russell 1000 Index and the Russell 1000 Value Index, which returned 16.90% and 14.45%[1], respectively. The fund also outperformed the average return of its peer group, the Lipper Equity Income Funds Classification, which was 15.59%.[2] Beginning on February 23, 2007, the fund’s benchmark was changed to the Russell 1000 Index from the Russell 1000 Value Index. The advisor believes that the Russell 1000 Index, because of its broader market representation, more accurately reflects the type of securities in which the fund invests.

■	Carefully selected financial, telecommunications and consumer discretionary stocks helped boost returns.

Portfolio Management

Scott Davis has co-managed Columbia Dividend Income Fund since November 2001. Mr. Davis is associated with Columbia Management Advisors, LLC, investment advisor to the fund.

Richard Dahlberg, CFA, has co-managed the fund since October 2003. Mr. Dahlberg is associated with Columbia Management Advisors, LLC, investment advisor to the fund.

[1]

The Russell 1000 Index tracks the performance of 1,000 of the largest US companies, based on market capitalization. Russell 1000 Value Index tracks the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

The Morningstar Style Box™ reveals a fund’s investment strategy. For equity funds the vertical axis shows the market capitalization of the stocks owned and the horizontal axis shows a fund’s investment style (value, blend or growth). For fixed-income funds the vertical axis shows the average credit quality of the bonds owned, and the horizontal axis shows interest rate sensitivity as measured by a bond’s duration (short, intermediate or long). All of these numbers are drawn from the data most recently provided by the fund and entered into Morningstar’s database as of month-end. Although the data is gathered from reliable sources, Morningstar cannot guarantee its completeness and accuracy. Information shown is as of 09/30/07.

1

Economic Update – Columbia Dividend Income Fund

Summary

For the 12-month period that ended September 30, 2007

■	The broad US stock market, as measured by the S&P 500 Index, returned 16.44%. Stock markets outside the United States were even stronger, as measured by the MSCI EAFE Index.

S&P Index	MSCI Index

16.44%	24.86%

■

Despite volatility, the Lehman Brothers U.S. Aggregate Bond Index delivered a respectable return. High-yield bonds, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index, led the US fixed-income markets.

Lehman Index	Merrill Lynch Index

                                    [GRAPHIC]

5.14%	7.66%

The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada.

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Despite an uptick early in 2007, the US economy experienced subpar growth for most of the 12-month period that began October 1, 2006 and ended September 30, 2007. An already fragile housing sector struggled to withstand turmoil in the subprime mortgage market, which issues loans to homebuyers with questionable credit records and/or little money for down payments. Rising delinquencies and foreclosures put additional pressure on home sales and triggered a credit crunch that reverberated through global markets. Rising energy prices pinched household budgets and higher industrial metals prices drove up manufacturing costs. Consumer spending growth tracked lower in the final months of the period, and consumer confidence retreated from a six-year high. In mid-August, the Federal Reserve Board (the Fed) stepped in to quiet the credit markets with a cut to its primary discount rate-the rate at which the Fed loans money to member banks. And in mid-September, the Fed cut another key short-term rate—the federal funds rate—to further loosen the reins on credit and inspire confidence in the capital markets, both at home and abroad.1

Despite volatility, stocks advanced broadly

Against a shifting economic backdrop, corporate profits were better than expected in the first half of 2007 and the US stock market staged a broad rally that took all major stock market averages higher for the 12-month period. However, the volatility that rocked the credit markets midway through the summer spilled over to the stock market and claimed some of its earlier gains. The S&P 500 Index returned 16.44% for the 12-month period. Large- and mid-cap stocks outperformed small-cap stocks, as measured by their respective Russell indices.2 Growth stocks outperformed value stocks by a significant margin. Stock markets outside the US did even better, as measured by the MSCI EAFE Index, which gained 24.86% for the period. Emerging stock markets, both collectively and individually, were the top performers. The MSCI Emerging Markets Index returned 58.63% while the MSCI China Index rose 134.42% as demand for exports as well as domestic infrastructure expansion continued.3

Bonds delivered respectable gains

The US bond market seesawed during the 12-month period. As investors anticipated a Fed rate cut, bond prices rose and yields declined across the maturity spectrum. However, a rate cut became less likely when the economy perked up in the second quarter and bond prices slid while yields rose. Then, in the final months of the period, yields fell and higher quality bond prices rose as investors retreated from riskier investments to the safety of the US Treasury market. The benchmark 10-year US Treasury yield ended the 12-month period at 4.59%—slightly lower than where it began the year. In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned a respectable 5.14%. High-yield bonds continued to lead the fixed-income markets. However, their gains were cut short near the end of the period. The Merrill Lynch U.S. High Yield, Cash Pay Index returned 7.66%.

[1]	On October 31, 2007 the Fed lowered the federal funds rate by one quarter of a percent to 4.50%.

[2]

The Russell 1000 Index tracks the performance of 1,000 of the largest US companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell 2000 Index tracks the performance of the 2,000 smallest of the 3,000 largest US companies based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

[3]

The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI China Index is designed to broadly and fairly represent the full diversity of business activities in China. This index aims to capture 85% of the free float adjusted market capitalization in each industry group. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2

Performance Information – Columbia Dividend Income Fund

Growth of a $10,000 investment 03/04/98 – 09/30/07

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Dividend Income Fund during the stated period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The Russell 1000 Index tracks the performance of 1,000 of the largest US companies, based on market capitalization. The Russell 1000 Value Index tracks the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index. Index performance is from March 4, 1998.

Performance of a $10,000 investment 03/04/98 – 09/30/07 ($)

Sales charge:	without	with
Class A	20,904	19,702
Class B	19,585	19,585
Class C	19,573	19,573
Class T	20,846	19,648
Class Z	21,688	n/a

Average annual total return as of 09/30/07 (%)

Share class	A		B		C		T		Z
Inception	11/25/02		11/25/02		11/25/02		03/04/98		03/04/98
Sales charge	without	with	without	with	without	with	without	with	without
1-year	17.31	10.57	16.49	11.49	16.42	15.42	17.25	10.51	17.67
5-year	16.46	15.09	15.62	15.39	15.61	15.61	16.40	15.03	16.83
Life	8.00	7.34	7.27	7.27	7.27	7.27	7.97	7.31	8.42

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.16
Class B	1.91
Class C	1.91
Class T	1.21
Class Z	0.91

Annual operating expense ratio after contractual waivers (%)*

Class A	1.05
Class B	1.80
Class C	1.80
Class T	1.10
Class Z	0.80

*	The annual operating expense ratio and annual operating expense ratio after contractual waivers are as stated in the fund’s prospectus that is current as of the date of this report. The contractual waiver expires 01/31/2008. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A and T shares, the applicable contingent deferred sales charge of 5.00% in the first year declining to 1.00% in the sixth year for Class B shares eliminated thereafter, and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursement of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirement may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

Class A, Class B and Class C are newer classes of shares. Their performance information includes returns of Retail A Shares (for Class A) and Retail B Shares (for Class B and Class C) of the Galaxy Strategic Equity Fund (the “Galaxy Fund”) for periods prior to November 25, 2002, the date on which Class A, Class B and Class C shares were initially offered by the Fund. The returns for Class T shares include the returns of Retail A shares of the Galaxy Fund for periods prior to November 25, 2002, the date on which Class T shares were initially offered by the Fund. The returns for Class Z shares include returns of Trust shares of the Galaxy Fund for periods prior to November 25, 2002, the date on which Class Z shares were initially offered by the Fund. The returns have not been restated to reflect any differences in expenses between the predecessor shares and the newer classes of shares. If differences in expenses had been reflected, the returns shown for periods prior to the inception of the newer classes of shares would have been lower. Retail A Shares, Retail B Shares and Trust shares of the Galaxy Fund were initially offered on March 4, 1998.

3

Understanding Your Expenses – Columbia Dividend Income Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.
1.	Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

10/01/06 – 09/30/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund’s annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,077.91	1,019.80	5.47	5.32	1.05
Class B	1,000.00	1,000.00	1,074.10	1,016.04	9.36	9.10	1.80
Class C	1,000.00	1,000.00	1,074.10	1,016.04	9.36	9.10	1.80
Class T	1,000.00	1,000.00	1,077.61	1,019.55	5.73	5.57	1.10
Class Z	1,000.00	1,000.00	1,079.92	1,021.06	4.17	4.05	0.80

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

Had the investment advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, account value at the end of the period would have been reduced.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

4

Portfolio Managers’ Report – Columbia Dividend Income Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share

as of 09/30/07 ($)
Class A	15.35
Class B	15.03
Class C	15.02
Class T	15.35
Class Z	15.36

Distributions declared per share

10/01/06 – 09/30/07 ($)
Class A	0.40
Class B	0.29
Class C	0.29
Class T	0.39
Class Z	0.44

For the 12-month period that ended September 30, 2007, Class A shares of Columbia Dividend Income Fund returned 17.31% without sales charge. The Russell 1000 Index and the Russell 1000 Value Index returned 16.90% and 14.45%, respectively, for the same period.1 The average return of the fund’s peer group, the Lipper Equity Income Funds Classification, was 15.59%.2 Stock selection within the financial, telecommunications and consumer discretionary sectors drove the fund’s strong relative returns. Beginning on February 23, 2007, the fund’s benchmark was changed to the Russell 1000 Index from the Russell 1000 Value Index. The advisor believes that the Russell 1000 Index, because of its broader market representation, more accurately reflects the type of securities in which the fund invests.

The stock market delivered impressive returns over the 12-month period covered by this report, despite periods of volatility arising from stressful conditions in the subprime and other credit markets. Against that backdrop, investors rewarded companies with strong earnings growth and solid dividends. A weak US dollar stimulated export activity, benefiting many of the large, multi-national firms in the portfolio.

Financial sector was fund’s strongest

Although many financial services companies declined under the weight of credit concerns, good stock selection in this weak sector brought positive returns to the fund. The fund’s exposure to banks was less than that of the benchmark, and we sought to avoid companies that were tied to the subprime mortgage industry. Instead, we emphasized insurance companies that focus on sales of variable annuities and other products designed to increase assets under management. Insurers Lincoln National Corp. and Hartford Financial Services Group, Inc. were among the sector’s strongest contributors for the period.

Telecommunications and consumer discretionary stocks boosted returns

Our patient investment approach was rewarded as the fund’s large stake in telecommunications companies produced outstanding returns. Led by AT&T, Inc. and Verizon Communications, Inc., major telecoms have seen a dramatic expansion in revenues after several sluggish years. The large scale of their wireless operations has led to increased margins, augmenting earnings at both companies. Among consumer discretionary stocks, continued sales and profit momentum, coupled with a large dividend increase, drove McDonald’s Corp. shares sharply higher. We underweighted retail stocks on the assumption that consumer spending would slow as borrowing became more difficult. Although spending held up better than expected, our decision aided results as retail stocks underperformed, as did our sale of J.C. Penney Company, Inc. early in the period.

[1]

The Russell 1000 Index tracks the performance of 1,000 of the largest US companies, based on market capitalization. Russell 1000 Value Index tracks the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

[2]

Lipper Inc., a widely respected data provider in the industry, calculates an average total return (assuming reinvestment of distributions) for mutual funds with investment objectives similar to those of the fund. Lipper makes no adjustment for the effect of sales loads.

5

Portfolio Managers’ Report (continued) – Columbia Dividend Income Fund

Health care and materials trailed

As a group, the fund’s health care stocks were little changed, while the corresponding segment of the benchmark recorded a sizeable gain. Pfizer, Inc., the fund’s biggest health care holding, declined slightly, but Merck & Co., Inc., another large drug manufacturer, moved higher. Materials companies also held back relative returns, chiefly due to an underweight in commodities-based companies that saw prices for their products rise. The fund also underperformed in energy, where performance leaders were often more speculative companies that do not pay dividends. However, Exxon Mobil Corp. contributed once again to the fund’s positive return.

Anticipating slower growth

Although the economic expansion shows signs of slowing, a recession does not appear likely, absent further disruptions in the credit markets. With that in mind, we plan on emphasizing attractively valued companies which we believe have the potential to increase earnings and boost dividends in an environment of less robust growth. Dividends have lagged earnings growth in recent years. The ratio of dividend payouts to earnings remains well below historic norms, leaving ample room for possible increases. As always, we will stay with our established discipline, choosing stocks from the bottom up rather than focusing on trends or sectors. Our approach includes close analysis of corporate cash flows, which has been a useful guide to dividend opportunities in the past.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Dividend payments by an issuer are not guaranteed, and are paid only when declared by an issuer’s board of directors. The amount of a dividend payment, if any, can vary over time.

Value stocks are securities of companies that may have experienced adverse business or industry developments or may be subject to special risks that have caused the stocks to be out of favor. If the advisor’s assessment of a company’s prospects is wrong, the price of its stock may not approach the value the advisor has placed on it.

Sectors

as of 09/30/07 (%)
Financials	21.4
Consumer Staples	13.5
Health Care	10.8
Telecommunication Services	9.1
Energy	8.7
Industrials	8.6
Information Technology	8.3
Consumer Discretionary	6.7
Utilities	5.1
Materials	2.2

Table excludes investments in collateral for securities lending and short-term obligation.

Holdings discussed in this report

as of 09/30/07 (%)
Lincoln National Corp.	1.9
Hartford Financial Services Group, Inc.	1.5
AT&T, Inc.	4.9
Verizon Communications, Inc.	3.0
McDonald’s Corp.	2.1
Pfizer, Inc.	2.7
Merck & Co., Inc.	1.4
Exxon Mobil Corp.	4.4

Your fund is actively managed and the sector breakdown of its portfolio will change over time. Sector breakdown and holdings discussed are calculated as a percentage of net assets.

6

Financial Statements – Columbia Dividend Income Fund

September 30, 2007

A guide to understanding your fund’s financial statements

Investment Portfolio	The investment portfolio details all of the fund’s holdings and their values as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund’s liabilities (including any unpaid expenses) from the total of the fund’s investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. This statement also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement demonstrates how the fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. This statement also details changes in the number of shares outstanding.

Financial Highlights	The financial highlights demonstrate how the fund’s net asset value per share was affected by the fund’s operating results. The financial highlights table also discloses the classes’ performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

7

Investment Portfolio – Columbia Dividend Income Fund

September 30, 2007

Common Stocks – 90.0%

		Shares	Value ($)
Consumer Discretionary – 6.7%
Hotels, Restaurants & Leisure – 2.1%	McDonald’s Corp.	430,000	23,422,100

	Hotels, Restaurants & Leisure Total		23,422,100

Media – 2.4%	CBS Corp., Class B	332,000	10,458,000
	McGraw-Hill Companies, Inc.	130,000	6,618,300
	Meredith Corp.	180,000	10,314,000

	Media Total		27,390,300

Multiline Retail – 0.8%	Macy’s, Inc.	280,000	9,049,600

	Multiline Retail Total		9,049,600

Specialty Retail – 1.4%	Home Depot, Inc.	172,000	5,579,680
	Sherwin-Williams Co.	166,000	10,907,860

	Specialty Retail Total		16,487,540

Consumer Discretionary Total			76,349,540

Consumer Staples – 13.5%
Beverages – 4.4%	Anheuser-Busch Companies, Inc.	320,000	15,996,800
	Coca-Cola Co.	140,000	8,045,800
	Diageo PLC, ADR	235,000	20,616,550
	PepsiCo, Inc.	80,000	5,860,800

	Beverages Total		50,519,950

Food & Staples Retailing – 1.0%	Wal-Mart Stores, Inc.	246,000	10,737,900

	Food & Staples Retailing Total		10,737,900

Food Products – 2.6%	ConAgra Foods, Inc.	300,000	7,839,000
	General Mills, Inc.	126,000	7,309,260
	H.J. Heinz Co.	170,000	7,854,000
	Nestle SA, ADR, Registered Shares	60,000	6,715,458

	Food Products Total		29,717,718

Household Products – 3.0%	Kimberly-Clark Corp.	130,000	9,133,800
	Procter & Gamble Co.	356,000	25,041,040

	Household Products Total		34,174,840

Personal Products – 0.5%	Avon Products, Inc.	160,000	6,004,800

	Personal Products Total		6,004,800

Tobacco – 2.0%	Altria Group, Inc.	260,000	18,077,800
	Reynolds American, Inc. (a)	75,000	4,769,250

	Tobacco Total		22,847,050

Consumer Staples Total			154,002,258

Energy – 8.7%
Oil, Gas & Consumable Fuels – 8.7%	BP PLC, ADR	150,000	10,402,500
	Chevron Corp.	250,000	23,395,000

See Accompanying Notes to Financial Statements.

8

Columbia Dividend Income Fund

September 30, 2007

Common Stocks (continued)

		Shares	Value ($)
Energy (continued)
Oil, Gas & Consumable Fuels (continued)	Exxon Mobil Corp.	540,000	49,982,400
	Occidental Petroleum Corp.	92,000	5,895,360
	Royal Dutch Shell PLC, ADR	120,000	9,861,600

	Oil, Gas & Consumable Fuels Total		99,536,860

Energy Total			99,536,860

Financials – 18.6%
Capital Markets – 2.1%	Bank of New York Mellon Corp.	191,000	8,430,740
	Federated Investors, Inc., Class B	220,000	8,734,000
	Morgan Stanley	110,000	6,930,000

	Capital Markets Total		24,094,740

Commercial Banks – 3.6%	National City Corp. (a)	182,000	4,566,380
	PNC Financial Services Group, Inc.	76,000	5,175,600
	U.S. Bancorp (a)	364,000	11,840,920
	Wachovia Corp.	206,000	10,330,900
	Wells Fargo & Co.	268,000	9,546,160

	Commercial Banks Total		41,459,960

Diversified Financial Services – 2.9%	Citigroup, Inc.	440,000	20,534,800
	JPMorgan Chase & Co.	278,000	12,737,960

	Diversified Financial Services Total		33,272,760

Insurance – 8.5%	Arthur J. Gallagher & Co. (a)	286,000	8,285,420
	Chubb Corp.	112,000	6,007,680
	Hartford Financial Services Group, Inc.	184,000	17,029,200
	Lincoln National Corp.	336,000	22,165,920
	Principal Financial Group, Inc.	182,000	11,482,380
	Travelers Companies, Inc.	160,000	8,054,400
	Unum Group	602,000	14,730,940
	Willis Group Holdings Ltd.	220,000	9,006,800

	Insurance Total		96,762,740

Real Estate Investment Trusts (REITs) – 0.3%	Kimco Realty Corp.	75,000	3,390,750

	Real Estate Investment Trusts (REITs) Total		3,390,750

Thrifts & Mortgage Finance – 1.2%	Freddie Mac	220,000	12,982,200

	Thrifts & Mortgage Finance Total		12,982,200

Financials Total			211,963,150

Health Care – 9.8%
Pharmaceuticals – 9.8%	Abbott Laboratories	281,000	15,067,220
	Bristol-Myers Squibb Co.	94,000	2,709,080
	GlaxoSmithKline PLC, ADR (a)	200,000	10,640,000
	Johnson & Johnson	270,000	17,739,000
	Merck & Co., Inc.	300,000	15,507,000
	Novartis AG, ADR	225,000	12,366,000

See Accompanying Notes to Financial Statements.

9

Columbia Dividend Income Fund

September 30, 2007

Common Stocks (continued)

		Shares	Value ($)
Health Care (continued)
Pharmaceuticals (continued)	Pfizer, Inc.	1,280,000	31,270,400
	Wyeth	150,000	6,682,500

	Pharmaceuticals Total		111,981,200

Health Care Total			111,981,200

Industrials – 8.6%
Aerospace & Defense – 2.8%	Boeing Co.	106,000	11,128,940
	Raytheon Co.	95,000	6,062,900
	United Technologies Corp.	182,000	14,647,360

	Aerospace & Defense Total		31,839,200

Commercial Services & Supplies – 0.9%	Waste Management, Inc.	265,000	10,001,100

	Commercial Services & Supplies Total		10,001,100

Industrial Conglomerates – 3.8%	General Electric Co.	1,042,000	43,138,800

	Industrial Conglomerates Total		43,138,800

Machinery – 1.1%	Deere & Co.	90,000	13,357,800

	Machinery Total		13,357,800

Industrials Total			98,336,900

Information Technology – 8.3%
Communications Equipment – 1.1%	Nokia Oyj, ADR	340,000	12,896,200

	Communications Equipment Total		12,896,200

Computers & Peripherals – 3.7%	Diebold, Inc.	55,000	2,498,100
	Hewlett-Packard Co.	336,000	16,729,440
	International Business Machines Corp.	192,800	22,711,840

	Computers & Peripherals Total		41,939,380

IT Services – 0.8%	Automatic Data Processing, Inc.	185,000	8,497,050

	IT Services Total		8,497,050

Office Electronics – 0.5%	Canon, Inc., ADR	110,000	5,971,900

	Office Electronics Total		5,971,900

Semiconductors & Semiconductor Equipment – 2.2%	Intel Corp.	560,000	14,481,600
	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	1,009,999	10,221,190

	Semiconductors & Semiconductor Equipment Total		24,702,790

Information Technology Total			94,007,320

See Accompanying Notes to Financial Statements.

10

Columbia Dividend Income Fund

September 30, 2007

Common Stocks (continued)

		Shares	Value ($)
Materials – 1.6%
Chemicals – 1.6%	Dow Chemical Co. (a)	180,000	7,750,800
	E.I. Du Pont de Nemours & Co.	222,000	11,002,320

	Chemicals Total		18,753,120

Materials Total			18,753,120

Telecommunication Services – 9.1%
Diversified Telecommunication Services – 8.3%	AT&T, Inc.	1,320,000	55,849,200
	Verizon Communications, Inc.	782,000	34,626,960
	Windstream Corp. (a)	280,000	3,953,600

	Diversified Telecommunication Services Total		94,429,760

Wireless Telecommunication Services – 0.8%	Sprint Nextel Corp.	500,000	9,500,000

	Wireless Telecommunication Services Total		9,500,000

Telecommunication Services Total			103,929,760

Utilities – 5.1%
Electric Utilities – 3.7%	American Electric Power Co., Inc.	100,000	4,608,000
	Edison International (a)	60,000	3,327,000
	Entergy Corp.	46,000	4,981,340
	Exelon Corp.	80,000	6,028,800
	FirstEnergy Corp.	75,000	4,750,500
	FPL Group, Inc.	80,000	4,870,400
	PPL Corp.	170,000	7,871,000
	Southern Co. (a)	140,000	5,079,200

	Electric Utilities Total		41,516,240

Multi-Utilities – 1.4%	Dominion Resources, Inc.	60,000	5,058,000
	PG&E Corp.	120,000	5,736,000
	Public Service Enterprise Group, Inc.	60,000	5,279,400

	Multi-Utilities Total		16,073,400

Utilities Total			57,589,640
	Total Common Stocks (Cost of $802,776,021)		1,026,449,748

Convertible Preferred Stocks – 3.4%

Financials – 2.8%
Insurance – 2.8%	Metlife, Inc., 6.375%	522,000	17,878,500
	Platinum Underwriters Holdings Ltd., 6.000%	50,000	1,643,750
	XL Capital Ltd., 7.000%	430,000	11,893,800

	Insurance Total		31,416,050

Financials Total			31,416,050

See Accompanying Notes to Financial Statements.

11

Columbia Dividend Income Fund

September 30, 2007

Convertible Preferred Stocks (continued)

		Shares	Value ($)
Materials – 0.6%
Metals & Mining – 0.6%	Freeport-McMoRan Copper & Gold, Inc., 5.500%	3,100	7,069,162

	Metals & Mining Total		7,069,162

Materials Total			7,069,162
	Total Convertible Preferred Stocks (Cost of $33,131,470)		38,485,212

Preferred Stock – 1.0%

Health Care – 1.0%
Pharmaceuticals – 1.0%	Schering-Plough Corp., 6.000%	40,000	11,080,000

	Pharmaceuticals Total		11,080,000

Health Care Total			11,080,000
	Total Preferred Stock (Cost of $10,777,940)		11,080,000

Securities Lending Collateral – 4.6%
	State Street Navigator Securities Lending Prime Portfolio (b) (7 day yield 5.320%)	52,239,984	52,239,984

	Total Securities Lending Collateral (Cost of $52,239,984)		52,239,984

		Par ($)
Short-Term Obligation – 5.6%
	Repurchase agreement with Fixed Income Clearing Corp., dated 09/28/07, due 10/01/07, at 3.910%, collateralized by a U.S. Treasury Obligation maturing 05/15/20, market value $65,463,881 (repurchase proceeds $64,195,910)	64,175,000	64,175,000

	Total Short-Term Obligation (Cost of $64,175,000)		64,175,000

	Total Investments – 104.6% (Cost of $963,100,415) (c)		1,192,429,944

	Other Assets & Liabilities, Net – (4.6)%		(52,722,231)

	Net Assets – 100.0%		1,139,707,713

See Accompanying Notes to Financial Statements.

12

Columbia Dividend Income Fund

September 30, 2007

Notes to Investment Portfolio:

(a)	All or a portion of this security was on loan at September 30, 2007. The aggregate market value of securities on loan at September 30, 2007 is $50,507,117.

(b)	Investment made with cash collateral received from securities lending activity.

(c)	Cost for federal income tax purposes is $963,424,386.

At September 30, 2007, the Fund held investments in the following sectors:

Sector (unaudited)	% of Net Assets
Financials	21.4
Consumer Staples	13.5
Health Care	10.8
Telecommunication Services	9.1
Energy	8.7
Industrials	8.6
Information Technology	8.3
Consumer Discretionary	6.7
Utilities	5.1
Materials	2.2

94.4
Securities Lending Collateral	4.6
Short-Term Obligation	5.6
Other Assets & Liabilities, Net	(4.6)

100.0

Acronym	Name
ADR	American Depositary Receipt

See Accompanying Notes to Financial Statements.

13

Statement of Assets and Liabilities – Columbia Dividend Income Fund

September 30, 2007

		($)
Assets	Investments, at cost	963,100,415

	Investments, at value (Including securities on loan of $50,507,117)	1,192,429,944
	Cash	561
	Receivable for:
	Fund shares sold	1,462,400
	Interest	20,910
	Dividends	2,274,115
	Securities lending	8,845
	Foreign tax reclaims	7,845
	Trustees’ deferred compensation plan	97,591

	Total Assets	1,196,302,211

Liabilities	Collateral on securities loaned	52,239,984
	Expense reimbursement due to Investment Advisor	57,612
	Payable for:
	Investments purchased	1,197,261
	Fund shares repurchased	1,734,525
	Distributions	680
	Investment advisory fee	618,090
	Administration fee	61,535
	Transfer agent fee	94,835
	Pricing and bookkeeping fees	10,237
	Trustees’ fees	8,097
	Custody fee	3,999
	Distribution and service fees	159,077
	Chief compliance officer expenses	235
	Trustees’ deferred compensation plan	97,591
	Other liabilities	310,740

	Total Liabilities	56,594,498

	Net Assets	1,139,707,713

Net Assets Consist of	Paid-in capital	983,268,252
	Undistributed net investment income	295,363
	Accumulated net realized loss	(73,185,431)
	Net unrealized appreciation on investments	229,329,529

	Net Assets	1,139,707,713

See Accompanying Notes to Financial Statements.

14

Statement of Assets and Liabilities (continued) – Columbia Dividend Income Fund

September 30, 2007

Class A	Net assets	$370,357,573
	Shares outstanding	24,122,564
	Net asset value per share	$15.35	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($15.35/0.9425)	$16.29	(b)

Class B
	Net assets	$52,937,436
	Shares outstanding	3,522,068
	Net asset value and offering price per share	$15.03	(a)

Class C
	Net assets	$20,621,828
	Shares outstanding	1,372,868
	Net asset value and offering price per share	$15.02	(a)

Class T
	Net assets	$100,932,087
	Shares outstanding	6,573,792
	Net asset value, offering and redemption price per share	$15.35	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($15.35/0.9425)	$16.29	(b)

Class Z
	Net assets	$594,858,789
	Shares outstanding	38,740,002
	Net asset value, offering and redemption price per share	$15.36

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

15

Statement of Operations – Columbia Dividend Income Fund

For the Year Ended September 30, 2007

		($)
Investment Income	Dividends	29,412,742
	Interest	2,116,995
	Securities lending	148,851
	Foreign takes withheld	(209,259)

	Total Investment Income	31,469,329

Expenses	Investment advisory fee	7,151,747
	Administration fee	714,875
	Distribution fee:
	Class B	425,614
	Class C	134,976
	Class G	7,810
	Service fee:
	Class A	893,354
	Class B	141,871
	Class C	44,992
	Class G	3,618
	Shareholder service fee – Class T	299,083
	Transfer agent fee	761,043
	Pricing and bookkeeping fees	155,327
	Trustees’ fees	54,143
	Custody fee	43,057
	Chief compliance officer expenses	4,454
	Other expenses	398,951

	Total Expenses	11,234,915

	Fees and expenses waived or reimbursed by Investment Advisor	(725,253)
	Fees and expenses waived by Distributor – Class G	(7,810)
	Expense reductions	(22,526)

	Net Expenses	10,479,326

	Net Investment Income	20,990,003

Net Realized and Unrealized Gain (Loss) on Investments	Net realized gain on investments Net change in unrealized appreciation on investments	52,204,503 96,436,179

	Net Gain	148,640,682

	Net Increase Resulting from Operations	169,630,685

See Accompanying Notes to Financial Statements.

16

Statement of Changes in Net Assets – Columbia Dividend Income Fund

Increase (Decrease) in Net Assets:	Year Ended September 30,	2007 ($)	2006 ($)
Operations	Net investment income	20,990,003	11,951,582
	Net realized gain on investments	52,204,503	28,015,321
	Net change in unrealized appreciation on investments	96,436,179	40,100,667

	Net Increase Resulting from Operations	169,630,685	80,067,570

Distributions to Shareholders:	From net investment income:
	Class A	(6,559,689)	(648,677)
	Class B	(627,109)	(256,348)
	Class C	(207,843)	(62,537)
	Class G	(18,799)	(33,207)
	Class T	(1,779,633)	(2,049,109)
	Class Z	(11,419,554)	(9,666,130)
	From net realized gains:
	Class A	(3,228,881)	—
	Class B	(551,026)	—
	Class C	(153,342)	—
	Class G	(14,208)	—
	Class T	(896,721)	—
	Class Z	(4,555,801)	—

	Total Distributions to Shareholders	(30,012,606)	(12,716,008)

Share Transactions	Class A:
	Subscriptions	44,656,130	14,664,593
	Proceeds received in connection with merger	—	306,683,062
	Distributions reinvested	7,960,088	421,960
	Redemptions	(74,776,534)	(10,599,828)

	Net Increase (Decrease)	(22,160,316)	311,169,787

	Class B:
	Subscriptions	7,686,326	3,801,913
	Proceeds received in connection with merger	—	39,248,817
	Distributions reinvested	991,944	213,676
	Redemptions	(20,975,485)	(5,367,904)

	Net Increase (Decrease)	(12,297,215)	37,896,502

	Class C:
	Subscriptions	9,234,448	3,423,725
	Proceeds received in connection with merger	—	6,162,977
	Distributions reinvested	296,011	44,818
	Redemptions	(4,120,077)	(1,202,581)

	Net Increase	5,410,382	8,428,939

	Class G:
	Subscriptions	26,709	43,680
	Distributions reinvested	30,873	31,110
	Redemptions	(1,802,734)	(2,016,575)

	Net Decrease	(1,745,152)	(1,941,785)

	Class T:
	Subscriptions	2,383,858	2,558,178
	Distributions reinvested	2,580,193	1,971,887
	Redemptions	(13,833,052)	(17,925,447)

	Net Decrease	(8,869,001)	(13,395,382)

See Accompanying Notes to Financial Statements.

17

Statement of Changes in Net Assets (continued) – Columbia Dividend Income Fund

Increase (Decrease) in Net Assets:	Year Ended September 30,	2007 ($)	2006 ($)
	Class Z:
	Subscriptions	160,853,172	114,126,257
	Proceeds received in connection with merger	—	32,883,043
	Distributions reinvested	3,082,200	1,481,997
	Redemptions	(110,475,787)	(81,126,145)

	Net Increase	53,459,585	67,365,152
	Net Increase from Share Transactions	13,798,283	409,523,213

	Total Increase in Net Assets	153,416,362	476,874,775

Net Assets	Beginning of period	986,291,351	509,416,576
	End of period	1,139,707,713	986,291,351
	Undistributed (overdistributed) net investment income at end of period	295,363	(82,079)

Changes in Shares	Class A:
	Subscriptions	3,060,561	1,151,230
	Issued in connection with merger	—	23,057,045
	Issued for distributions reinvested	551,501	33,397
	Redemptions	(5,182,515)	(840,573)

	Net Increase (Decrease)	(1,570,453)	23,401,099

	Class B:
	Subscriptions	547,509	307,365
	Issued in connection with merger	—	3,012,306
	Issued for distributions reinvested	70,794	17,355
	Redemptions	(1,471,587)	(436,148)

	Net Increase (Decrease)	(853,284)	2,900,878

	Class C:
	Subscriptions	656,579	268,366
	Issued in connection with merger	—	473,318
	Issued for distributions reinvested	21,013	3,637
	Redemptions	(288,373)	(98,232)

	Net Increase	389,219	647,089

	Class G:
	Subscriptions	1,877	3,588
	Issued for distributions reinvested	2,220	2,546
	Redemptions	(123,772)	(166,250)

	Net Decrease	(119,675)	(160,116)

	Class T:
	Subscriptions	161,555	206,844
	Issued for distributions reinvested	178,792	156,687
	Redemptions	(951,668)	(1,432,054)

	Net Decrease	(611,321)	(1,068,523)

	Class Z:
	Subscriptions	10,996,789	9,171,543
	Issued in connection with merger	—	2,471,719
	Issued for distributions reinvested	213,453	118,157
	Redemptions	(7,548,346)	(6,496,116)

	Net Increase	3,661,896	5,265,303

See Accompanying Notes to Financial Statements.

18

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares
	Year Ended September 30,				Period Ended September 30, 2003 (b)(c)
	2007	2006	2005	2004 (a)
Net Asset Value, Beginning of Period	$13.45	$12.01	$10.80	$9.26	$9.01

Income from Investment Operations:
Net investment income (d)	0.28	0.26	0.25	0.18	0.11
Net realized and unrealized gain on investments	2.02	1.45	1.16	1.53	0.25

Total from Investment Operations	2.30	1.71	1.41	1.71	0.36

Less Distributions to Shareholders:
From net investment income	(0.27)	(0.27)	(0.20)	(0.17)	(0.11)
From net realized gains	(0.13)	—	—	—	—

Total Distributions to Shareholders	(0.40)	(0.27)	(0.20)	(0.17)	(0.11)

Net Asset Value, End of Period	$15.35	$13.45	$12.01	$10.80	$9.26
Total return (e)(f)	17.31%	14.45%	13.10%	18.60%	4.02	%(g)

Ratios to Average Net Assets/Supplemental Data:
Expenses (h)	1.05%	1.05%	1.05%	1.36%	1.42	%(i)
Waiver/Reimbursement	0.07%	0.12%	0.18%	0.06%	—	%(i)(j)
Net investment income (h)	1.90%	2.19%	2.11%	1.71%	1.38	%(i)
Portfolio turnover rate	21%	52%	18%	44%	33	%(g)
Net assets, end of period (000’s)	$370,358	$345,595	$27,534	$7,319	$564

(a)	On October 13, 2003, Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.

(b)	The Fund changed its fiscal year end from October 31 to September 30.

(c)	Class A shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(d)	Per share data was calculated using the average shares outstanding during the period.

(e)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)	Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

19

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

Class B Shares
	Year Ended September 30,				Period Ended September 30, 2003 (b)(c)
	2007	2006	2005	2004 (a)
Net Asset Value, Beginning of Period	$13.17	$11.77	$10.59	$9.08	$8.82

Income from Investment Operations:
Net investment income (d)	0.16	0.16	0.16	0.10	0.05
Net realized and unrealized gain on investments	1.99	1.42	1.13	1.50	0.26

Total from Investment Operations	2.15	1.58	1.29	1.60	0.31

Less Distributions to Shareholders:
From net investment income	(0.16)	(0.18)	(0.11)	(0.09)	(0.05)
From net realized gains	(0.13)	—	—	—	—

Total Distributions to Shareholders	(0.29)	(0.18)	(0.11)	(0.09)	(0.05)

Net Asset Value, End of Period	$15.03	$13.17	$11.77	$10.59	$9.08
Total return (e)(f)	16.49%	13.55%	12.23%	17.69%	3.51	%(g)

Ratios to Average Net Assets/Supplemental Data:
Expenses (h)	1.80%	1.80%	1.80%	2.11%	2.34	%(i)
Waiver/Reimbursement	0.07%	0.12%	0.18%	0.06%	—	%(i)(j)
Net investment income (h)	1.16%	1.30%	1.36%	0.94%	0.47	%(i)
Portfolio turnover rate	21%	52%	18%	44%	33	%(g)
Net assets, end of period (000’s)	$52,937	$57,644	$17,359	$8,808	$1,136

(a)	On October 13, 2003, Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.

(b)	The Fund changed its fiscal year end from October 31 to September 30.

(c)	Class B shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(d)	Per share data was calculated using the average shares outstanding during the period.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

20

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

Class C Shares
	Year Ended September 30,				Period Ended September 30, 2003 (b)(c)
	2007	2006	2005	2004 (a)
Net Asset Value, Beginning of Period	$13.17	$11.76	$10.58	$9.07	$8.82

Income from Investment Operations:
Net investment income (d)	0.16	0.16	0.16	0.10	0.07
Net realized and unrealized gain on investments	1.98	1.43	1.13	1.50	0.23

Total from Investment Operations	2.14	1.59	1.29	1.60	0.30

Less Distributions to Shareholders:
From net investment income	(0.16)	(0.18)	(0.11)	(0.09)	(0.05)
From net realized gains	(0.13)	—	—	—	—

Total Distributions to Shareholders	(0.29)	(0.18)	(0.11)	(0.09)	(0.05)

Net Asset Value, End of Period	$15.02	$13.17	$11.76	$10.58	$9.07
Total return (e)(f)	16.42%	13.64%	12.24%	17.70%	3.41	%(g)

Ratios to Average Net Assets/Supplemental Data:
Expenses (h)	1.80%	1.80%	1.80%	2.11%	2.18	%(i)
Waiver/Reimbursement	0.07%	0.12%	0.18%	0.06%	—	%(i)(j)
Net investment income (h)	1.14%	1.29%	1.36%	0.94%	0.95	%(i)
Portfolio turnover rate	21%	52%	18%	44%	33	%(g)
Net assets, end of period (000’s)	$20,622	$12,950	$3,959	$2,027	$152

(a)	On October 13, 2003, Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.

(b)	The Fund changed its fiscal year end from October 31 to September 30.

(c)	Class C shares were initially offered on November 25, 2002. Per share data and total return reflect activity from that date.

(d)	Per share data was calculated using the average shares outstanding during the period.

(e)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(f)	Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

21

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

Class T Shares
	Year Ended September 30,				Period Ended September 30, 2003 (b)(c)		Year Ended October 31, 2002
	2007	2006	2005	2004 (a)
Net Asset Value, Beginning of Period	$13.45	$12.01	$10.80	$9.26	$8.54		$10.02

Income from Investment Operations:
Net investment income (d)	0.27	0.25	0.24	0.17	0.11		0.01
Net realized and unrealized gain (loss) on investments	2.02	1.46	1.16	1.54	0.73		(1.08)

Total from Investment Operations	2.29	1.71	1.40	1.71	0.84		(1.07)

Less Distributions to Shareholders:
From net investment income	(0.26)	(0.27)	(0.19)	(0.17)	(0.12)		(0.02)
From net realized gains	(0.13)	—	—	—	—		(0.39)

Total Distributions to Shareholders	(0.39)	(0.27)	(0.19)	(0.17)	(0.12)		(0.41)

Net Asset Value, End of Period	$15.35	$13.45	$12.01	$10.80	$9.26		$8.54
Total return (e)(f)	17.25%	14.39%	13.04%	18.50%	9.86	%(g)	(11.50)%

Ratios to Average Net Assets/Supplemental Data:
Expenses (h)	1.10%	1.10%	1.10%	1.45%	1.49	%(i)	1.40%
Waiver/Reimbursement	0.07%	0.12%	0.18%	0.04%	0.01	%(i)	0.29%
Net investment income (h)	1.85%	1.96%	2.06%	1.64%	1.42	%(i)	0.05%
Portfolio turnover rate	21%	52%	18%	44%	33	%(g)	65	%(j)
Net assets, end of period (000’s)	$100,932	$96,651	$99,148	$100,803	$96,638		$6,578

(a)	On October 13, 2003, Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.

(b)	The Fund changed its fiscal year end from October 31 to September 30.

(c)	On November 25, 2002, Galaxy Strategic Equity Fund, Retail A shares were renamed Liberty Strategic Equity Fund, Class T shares.

(d)	Per share data was calculated using the average shares outstanding during the period.

(e)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(f)	Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

See Accompanying Notes to Financial Statements.

22

Financial Highlights – Columbia Dividend Income Fund

Selected data for a share outstanding throughout each period is as follows:

Class Z Shares
	Year Ended September 30,				Period Ended September 30, 2003 (b)(c)		Year Ended October 31, 2002
	2007	2006	2005	2004 (a)
Net Asset Value, Beginning of Period	$13.45	$12.01	$10.80	$9.26	$8.56		$10.03

Income from Investment Operations:
Net investment income (d)	0.31	0.28	0.28	0.21	0.15		0.06
Net realized and unrealized gain (loss) on investments	2.04	1.47	1.16	1.53	0.72		(1.07)

Total from Investment Operations	2.35	1.75	1.44	1.74	0.87		(1.01)

Less Distributions to Shareholders:
From net investment income	(0.31)	(0.31)	(0.23)	(0.20)	(0.17)		(0.07)
From net realized gains	(0.13)	—	—	—	—		(0.39)

Total Distributions to Shareholders	(0.44)	(0.31)	(0.23)	(0.20)	(0.17)		(0.46)

Net Asset Value, End of Period	$15.36	$13.45	$12.01	$10.80	$9.26		$8.56
Total return (e)(f)	17.67%	14.73%	13.38%	18.93%	10.22	%(g)	(11.07)%

Ratios to Average Net Assets/Supplemental Data:
Expenses (h)	0.80%	0.80%	0.80%	1.10%	1.02	%(i)	0.82%
Waiver/Reimbursement	0.07%	0.12%	0.18%	0.05%	0.02	%(i)	0.24%
Net investment income (h)	2.15%	2.27%	2.37%	1.98%	1.89	%(i)	0.63%
Portfolio turnover rate	21%	52%	18%	44%	33	%(g)	65	%(j)
Net assets, end of period (000’s)	$594,859	$471,876	$358,125	$90,269	$73,276		$19,896

(a)	On October 13, 2003, Liberty Strategic Equity Fund was renamed Columbia Strategic Equity Fund. On October 27, 2003, Columbia Strategic Equity Fund was renamed Columbia Dividend Income Fund.

(b)	The Fund changed its fiscal year end from October 31 to September 30.

(c)	On November 25, 2002, Galaxy Strategic Equity Fund, Trust shares were renamed Liberty Strategic Equity Fund, Class Z shares.

(d)	Per share data was calculated using the average shares outstanding during the period.

(e)	Total return at net asset value assuming all distributions reinvested.

(f)	Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(g)	Not annualized.

(h)	The benefits derived from expense reductions had an impact of less than 0.01%.

(i)	Annualized.

(j)	Portfolio turnover rate excludes securities delivered from processing a redemption-in-kind.

See Accompanying Notes to Financial Statements.

23

Notes to Financial Statements – Columbia Dividend Income Fund

September 30, 2007

Note 1. Organization

Columbia Dividend Income Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Objective

The Fund seeks current income and capital appreciation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers five classes of shares: Class A, Class B, Class C, Class T and Class Z. Each share class has its own expense structure and, as applicable, sales charges. Effective August 8, 2007, the Class G shares were converted into Class T shares of the Fund.

Class A and Class T shares are subject to a front-end sales charge based on the amount of initial investment. Class A and Class T shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within twelve months after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares automatically eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within twelve months after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Equity securities are valued at the last sale price on the principal exchange on which they trade, except for securities traded on the NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund’s financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor, has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves

24

Columbia Dividend Income Fund

September 30, 2007

certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Corporate actions and dividend income are recorded on the ex-date. Awards from class action litigation are recorded as a reduction of cost if the Fund still owns the applicable securities on the payment date. If the Fund no longer owns the applicable securities, the proceeds are recorded as realized gains.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions to shareholders are recorded on the ex-date. Net realized capital gains, if any, are distributed at least annually.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended September 30, 2007, permanent book and tax basis differences were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$66	$—	$(66)

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended September 30, 2007 and September 30, 2006 was as follows:

	September 30, 2007	September 30, 2006
Distributions paid from:
Ordinary Income*	$20,612,627	$12,716,008
Long Term Capital Gains	9,399,979	—

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

25

Columbia Dividend Income Fund

September 30, 2007

As of September 30, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation*
$526,302	$11,741,265	$229,005,558

*	The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to deferral of losses from wash sales.

Unrealized appreciation and depreciation at September 30, 2007, based on cost of investments for federal income tax purposes were:

Unrealized appreciation	$243,619,930
Unrealized depreciation	(14,614,372)
Net unrealized appreciation	$229,005,558

The following capital loss carryforwards, determined as of September 30, 2007, may be available to reduce taxable income arising from future net realized gains on investments, if any, to the extent permitted by the Internal Revenue Code:

Year of Expiration	Capital Loss Carryforward
2008	$ 1,266,110
2009	60,869,152
2010	17,403,024
2011	1,266,110
2013	990,327
2014	2,808,003

Total	$ 84,602,726

Of the capital loss carryforwards utilized to off set current year gains, $2,945,383 were attributable to the Columbia Dividend Income Fund merger with Galaxy Equity Income Fund.

The capital loss carryforwards attributable to the Fund of $84,602,726 remain from the Columbia Dividend Income Fund merger with the Columbia Utilities Fund. In addition the acquiring fund, the Columbia Dividend Income Fund, utilized carryforwards of $37,262,359 to offset current year gains. The availability of a portion of the remaining capital loss carryforward from the Columbia Utilities Fund may be limited in a given year.

Any capital loss carryforwards acquired as part of a merger that are permanently lost due to provisions under the Internal Revenue Code are included as being expired. Expired capital loss carryforwards are recorded as a reduction of paid in capital.

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the “Interpretation”). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management is evaluating the application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund’s financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation (“BOA”), is the investment advisor to the Fund. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $500 million	0.70%
$500 million to $1 billion	0.65%
$1 billion to $1.5 billion	0.60%
$1.5 billion to $3 billion	0.55%
$3 billion to $6 billion	0.53%
Over $6 billion	0.51%

26

Columbia Dividend Income Fund

September 30, 2007

For the year ended September 30, 2007, the Fund’s effective investment advisory fee rate was 0.67% of the Fund’s average daily net assets.

Administration Fee

Columbia provides administrative and other services to the Fund for a monthly administration fee at the annual rate of 0.067% of the Fund’s average daily net assets.

Pricing and Bookkeeping Fees

Effective December 15, 2006, the Fund entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank & Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. Also effective December 15, 2006, the Fund entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets of the Fund for the month. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Effective December 15, 2006, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services relating to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement and was entitled to receive an annual fee at the same fee structure described above under the State Street Agreements. Under separate agreements between Columbia and State Street, Columbia delegated certain functions to State Street. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. The Fund also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended September 30, 2007, the amount charged to the Fund by affiliates included in the Statement of Operations under “Pricing and Bookkeeping fees” aggregated to $51,635, of which $1,419 is unpaid. For the year ended September 30, 2007, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.015% of the Fund’s average daily net assets.

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply on certain accounts with a value below the initial minimum investment requirements for such accounts to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as a reduction of total expenses on the Statement of Operations. For the year

27

Columbia Dividend Income Fund

September 30, 2007

ended September 30, 2007, these minimum account balance fees reduced total expenses by $17,941.

For the year ended September 30, 2007, the Fund’s effective transfer agent fee rate, inclusive of out-of-pocket expenses, sub-transfer agent fees and net of minimum account balance fees and waivers if applicable, was 0.07% of the Fund’s average daily net assets.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, is the principal underwriter of the Fund. For the year ended September 30, 2007, the Distributor has retained net underwriting discounts of $84,117 and $1,438 on sales of the Fund’s Class A and Class T shares, respectively. For the same period, the Distributor received net CDSC fees of $91, $62,830, $8,381 and $461 on Class A, Class B, Class C and Class G share redemptions, respectively.

The Fund has adopted Rule 12b-1 plans (the “Plans”), which require the payment of a monthly distribution and service fee to the Distributor at an annual fee rate as follows:

Distribution Fee				Service Fee
Class A	Class B	Class C	Class G	Class A	Class B	Class C	Class G
0.10%	0.75%	0.75%	0.65%	0.25%	0.25%	0.25%	0.50%

The Fund may pay distribution and service (12b-1) fees up to a maximum of 0.35% of the Fund’s average daily net assets attributable to Class A shares (comprised of up to 0.10% for distribution services and up to 0.25% for shareholder liaison services), but will limit such fees to an aggregate of not more than 0.25% for Class A shares. For the year ended September 30, 2007, the distribution and service fees were 0.00% and 0.25%, respectively of the Fund’s average daily net assets.

The Fund paid distribution and service fees up to a maximum of 1.15% of the Fund’s average daily net assets attributable to Class G shares (comprised of up to 0.65% for distribution services, up to 0.25% for shareholder liaison services and up to 0.25% for administrative support services), but limited such fees to an aggregated fee not more than 0.95% during the current fiscal year. The 0.65% distribution services fee was being voluntarily waived by the Distributor.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Shareholder Services Fees

The Fund has adopted a shareholder services plan that permits it to pay for certain services provided to Class T shareholders by their financial advisors. The Fund may pay shareholder service fees (which are included in other expenses) of up to an annual rate of 0.50% of the Fund’s average daily net assets attributable to Class T shares (comprised of up to 0.25% shareholder liaison services and up to 0.25% for administrative support services) but limit such fees to an annual aggregate fee of not more than 0.30% of Class T shares. For the year ended September 30, 2007, the service fee was 0.30% of the Fund’s average daily net assets.

Expense Limits and Fee Reimbursements

Columbia has contractually agreed to waive fees and reimburse certain expenses through January 31, 2008, so that the expenses incurred by the Fund (exclusive of distribution and service fees, brokerage commissions, interest, taxes and extraordinary expenses, but inclusive of custodial charges relating to overdrafts) after giving effect to any balance credits from the Fund’s custodian will not exceed 0.80% of the Fund’s average daily net assets. There is no guarantee that this expense limitation will continue after January 31, 2008.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses in the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended September 30, 2007, these credits reduced total expenses by $4,585.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

28

Columbia Dividend Income Fund

September 30, 2007

The Fund’s Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Note 5. Portfolio Information

For the year ended September 30, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $225,554,825 and $219,044,134, respectively.

Note 6. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund’s borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating fund. The commitment fee and structuring fee are included in “Other expenses” in the Statement of Operations. For the year ended September 30, 2007, the Fund did not borrow under this arrangement.

Note 7. Shares of Beneficial Interest

As of September 30, 2007, one shareholder held 45.7% of the Fund’s shares outstanding. These shares were beneficially owned by participant accounts over which BOA and/or any of its affiliates had either sole or joint investment discretion. Subscription and redemption activity of this account may have a significant effect on the operations of the Fund.

Note 8. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 9. Significant Risks and Contingencies

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”) on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the

29

Columbia Dividend Income Fund

September 30, 2007

independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds’ adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. The

30

Columbia Dividend Income Fund

September 30, 2007

funds’ adviser and/or its affiliates are required, pursuant to the settlement, to make certain payments including plaintiffs’ attorneys’ fees and costs of notice to class members.

Note 10. Business Combinations & Mergers

On September 22, 2006, Columbia Utilities Fund merged into Columbia Dividend Income Fund. Columbia Dividend Income Fund received a tax-free transfer of assets from Columbia Utilities Fund as follows:

Shares Issued	Net Assets Received	Unrealized Appreciation[1]
29,014,388	$384,977,899	$47,796,171

Net Assets of Columbia Dividend Income Fund Prior to Combination	Net Assets of Columbia Utilities Fund Immediately Prior to Combination	Net Assets of Columbia Dividend Income Fund Immediately After Combination
$587,605,173	$384,977,899	$972,583,072

(1)	Unrealized appreciation is included in the Net Assets Received.

31

Report of Independent Registered Public Accounting Firm

Columbia Dividend Income Fund

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Dividend Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Dividend Income Fund (the “Fund”) (a series of Columbia Funds Series Trust I) at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights of the Fund for fiscal periods ended on or prior to September 30, 2003 were audited by other independent accountants whose report dated November 14, 2003 expressed an unqualified opinion on those highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2007

32

Unaudited Information – Columbia Dividend Income Fund

Federal Income Tax Information

For the fiscal year ended September 30, 2007, the Fund designates long-term capitals gains of $11,759,011.

For non-corporate shareholders, 100.00%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period October 1, 2006 to September 30, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form  1099-DIV.

100.00% of the ordinary income distributed by the Fund for the year ended September 30, 2007, qualifies for the corporate dividends received deduction.

33

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, address and year of birth, Position with funds, Year first elected or appointed to office[1]	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee, Other directorships held

Douglas A. Hacker (Born 1955)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 68, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August, 2006 to August, 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President–Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 68, None

Richard W. Lowry (Born 1936)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)

Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987). Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Charles R. Nelson (Born 1942)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 68, None

[1]

In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the “Liberty Board”). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the “Columbia Board”) and of the CMG Fund Trust (the “CMG Funds Board”); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

34

Fund Governance (continued)

Name, address and year of birth, Position with funds, Year first elected or appointed to office[1]	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee, Other directorships held

John J. Neuhauser (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)

President, St. Michaels College, since August, 2007; University Professor, Boston College from November, 2005 to August, 2007; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Patrick J. Simpson (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 68, None

Thomas E. Stitzel (Born 1936)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 68, None

Thomas C. Theobald (Born 1937)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board[2] (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 68, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 68, None

Interested Trustee

William E. Mayer (Born 1940)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 68, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader’s Digest (publishing)

[2]	Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

[3]	Mr. Mayer is an “interested person” (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

35

Fund Governance (continued)

Officers

Name, address and year of birth, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

Christopher L. Wilson (Born 1957)
One Financial Center Boston, MA 02111 President (since 2004)	President–Columbia Funds, since October 2004; Managing Director–Columbia Management Advisors, LLC, since September 2005; Senior Vice President–Columbia Management Distributors, Inc., since January 2005; Director–Columbia Management Services, Inc., since January 2005; Director–Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director–FIM Funding, Inc., since January 2005; President and Chief Executive Officer–CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)
One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer–Columbia Funds, since October 2003; Treasurer–the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000–December 2006; Vice President–Columbia Management Advisors, LLC, since April 2003; President–Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer–Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004–Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

36

Fund Governance (continued)

Name, address and year of birth, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Director of Fund Administration since June, 2007; Vice President, Mutual Fund Valuation of the Advisor from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969)
One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President–Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

37

Columbia Funds

Growth funds

Columbia Acorn Fund

Columbia Acorn Select

Columbia Acorn USA

Columbia Large Cap Growth Fund

Columbia Marsico 21st Century Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico Growth Fund

Columbia Mid Cap Growth Fund

Columbia Small Cap Growth Fund I

Columbia Small Cap Growth Fund II

Core funds	Columbia Common Stock Fund Columbia Large Cap Core Fund Columbia Small Cap Core Fund
Value funds

Columbia Disciplined Value Fund

Columbia Dividend Income Fund

Columbia Large Cap Value Fund

Columbia Mid Cap Value Fund

Columbia Small Cap Value Fund I

Columbia Small Cap Value Fund II

Columbia Strategic Investor Fund

Asset Allocation/Hybrid funds

Columbia Asset Allocation Fund

Columbia Asset Allocation Fund II

Columbia Balanced Fund

Columbia Liberty Fund

Columbia LifeGoalTM Balanced Growth Portfolio

Columbia LifeGoalTM Growth Portfolio

Columbia LifeGoalTM Income Portfolio

Columbia LifeGoalTM Income and Growth Portfolio

Columbia Masters Global Equity Portfolio

Columbia Masters Heritage Portfolio

Columbia Masters International Equity Portfolio

Columbia Thermostat Fund

Index funds	Columbia Large Cap Enhanced Core Fund Columbia Large Cap Index Fund Columbia Mid Cap Index Fund Columbia Small Cap Index Fund
Specialty funds	Columbia Convertible Securities Fund Columbia Real Estate Equity Fund Columbia Technology Fund
Global/International funds

Columbia Acorn International

Columbia Acorn International Select

Columbia Global Value Fund

Columbia Greater China Fund

Columbia International Stock Fund

Columbia International Value Fund

Columbia Marsico International Opportunities Fund

Columbia Multi-Advisor International Equity Fund

Columbia World Equity Fund

38

Taxable Bond funds

Columbia Conservative High Yield Fund

Columbia Core Bond Fund

Columbia Federal Securities Fund

Columbia High Income Fund

Columbia High Yield Opportunity Fund

Columbia Income Fund

Columbia Intermediate Bond Fund

Columbia Short Term Bond Fund

Columbia Strategic Income Fund

Columbia Total Return Bond Fund

Columbia U.S. Treasury Index Fund

Tax-Exempt Bond funds

Columbia California Tax-Exempt Fund

Columbia California Intermediate Municipal Bond Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia High Yield Municipal Fund

Columbia Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia Massachusetts Tax-Exempt Fund

Columbia Maryland Intermediate Municipal Bond Fund

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia New York Tax-Exempt Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Short Term Municipal Bond Fund

Columbia Tax-Exempt Fund

Columbia Virginia Intermediate Municipal Bond Fund

Money Market funds

Columbia California Tax-Exempt Reserves

Columbia Cash Reserves

Columbia Connecticut Municipal Reserves

Columbia Government Plus Reserves

Columbia Government Reserves

Columbia Massachusetts Municipal Reserves

Columbia Money Market Reserves

Columbia Municipal Reserves

Columbia New York Tax-Exempt Reserves

Columbia Prime Reserves

Columbia Tax-Exempt Reserves

Columbia Treasury Reserves

For complete product information on any Columbia Fund, visit our website at www.columbiafunds.com.

39

[THIS PAGE INTENTIONALLY LEFT BLANK]

40

Important Information About This Report

Columbia Dividend Income Fund

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Dividend Income Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please consider the investment objectives, risks, charges and expenses for the fund carefully before investing. Contact your financial advisor for a prospectus, which contains this and other important information about the fund. You should read it carefully before you invest.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

41

Columbia Dividend Income Fund

Annual Report – September 30, 2007

©2007 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC - 42/136303-0907 (11/07) 07-45936

Columbia Liberty Fund

Annual Report – September 30, 2007

NOT FDIC INSURED	May Lose Value
NOT BANK ISSUED	No Bank Guarantee

The views expressed in this report reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon economic, market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Columbia Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Columbia Fund. References to specific company securities should not be construed as a recommendation or investment advice.

President’s Message – Columbia Liberty Fund

Dear Shareholder:

Every six months, you receive a shareholder report for your Columbia Funds investment. We strive to bring you the information you need to make intelligent, informed investment decisions, in an attractive, easy-to-understand format.

We know that for many investors, the information contained in shareholder reports can seem very technical, so we would like to take this opportunity to walk you through some of the sections in the beginning of your shareholder report, explain their purpose and point out some of the highlights we think you’ll find useful. In future reports, we will discuss how to use the financial statements in your shareholder reports.

Performance Information

One of the first sections in your shareholder report is the Performance Information section, which contains several tables that illustrate how your fund has performed over time. These tables can be very useful for evaluating how your fund has performed versus its benchmark, though it’s important to remember that past performance is not an indicator of future results.

Understanding Your Expenses

This section explains the ongoing costs associated with your Columbia Funds investment. It includes both general information about mutual fund expenses and specific information pertinent to your fund.

You can use the information to estimate the expenses you paid over the reporting period. You will need your account balance at the end of the period, which can be found by checking your most recent account statement, logging onto your account at www.columbiafunds.com, calling our service center at 800.345.6611 or contacting your financial advisor. Once you have your balance, the section explains how to calculate your estimated expenses step by step.

Portfolio Manager’s Report

The Portfolio Manager’s Report is where you will find your portfolio manager’s thoughts on what happened during the reporting period. Commentary from your portfolio manager(s) includes a summary of the fund’s performance, along with a comparison of the fund’s performance versus the relevant peer group and benchmark indices.

The portfolio manager will also discuss market conditions that impacted the fund, as well as the investment strategy during the period. Please note: In semiannual reports, the portfolio manager’s comments are included in the Fund Profile section.

Other Information

Every shareholder report includes a page containing “Important Information About This Report,” which includes instructions for requesting additional copies of the shareholder report, as well as contact information for the fund’s Transfer Agent, Distributor and Investment Advisor.

Annual reports contain additional information, such as an independent registered public accounting firm’s report and biographies of the fund’s trustees and officers. This information is not included in semiannual reports.

Shareholder reports can be delivered to you electronically through our eDelivery service. Using eDelivery can help your fund save money while at the same time preserve precious natural resources. For even more information about your fund, visit our Web site at www.columbiafunds.com. There you will find prospectuses, shareholder reports and fund fact sheets for all of the funds in the Columbia Funds family.

We hope this guide to your shareholder report will help you get the most out of this important resource. Thank you for your business, and for your continued confidence in Columbia Funds.

Sincerely,

Christopher L. Wilson

President, Columbia Funds

Fund Profile – Columbia Liberty Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Summary

1 year return as of 09/30/2007

15.29% Class A shares (without sales charge)

16.44% S&P 500 Index

5.14% Lehman Brothers U.S. Aggregate Bond Index

Summary

■	For the 12-month period ended September 30, 2007, the fund’s Class A shares returned 15.29% without sales charge.

■

The fund outperformed its peer group, the Morningstar Moderate Allocation Category[2]. The Fund’s return was also higher than the 60/40 blended return of the Fund’s two benchmarks S&P 500 Index and the Lehman Brothers U.S. Aggregate Bond Index[1].

■

A bias for equities over bonds, an overweight in large-cap stocks and a position in international stocks aided performance relative to the fund’s benchmarks. In addition, the fund’s equity and fixed-income positions outperformed their respective benchmarks, which gave performance an additional boost.

Portfolio Management

Vikram Kuriyan, PhD is the lead manager for Columbia Liberty Fund and has managed the fund since August 2005. He is associated with Columbia Management Advisors, LLC, investment advisor to the fund.

Karen Wurdack, PhD has co-managed the fund since August 2005 and has been with the advisor or its predecessors or affiliate organizations since 1993. She is associated with Columbia Management Advisors, LLC, investment advisor to the fund.

Dr. Kuriyan and Dr. Wurdack are responsible for allocating the fund’s assets among the various asset classes. The investment decisions for each asset class are made by investment professionals with particular expertise in that class.

[1]

The S&P 500 Index tracks the performance of 500 widely held, large capitalization US stocks. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

[2]

©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an “expert” under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

1

Economic Update – Columbia Liberty Fund

Summary

For the 12-month period that ended September 30, 2007

■	The broad US stock market, as measured by the S&P 500 Index, returned 16.44%. Stock markets outside the United States were even stronger, as measured by the MSCI EAFE Index.

S&P Index	MSCI Index

16.44%	24.86%

■

Despite volatility, the Lehman Brothers U.S. Aggregate Bond Index delivered a respectable return. High-yield bonds, as measured by the Merrill Lynch U.S. High Yield, Cash Pay Index, led the US fixed-income markets.

Lehman Index	Merrill Lynch Index

5.14%	7.66%

The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks.

The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the US and Canada.

The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity.

The Merrill Lynch U.S. High Yield, Cash Pay Index tracks the performance of non-investment-grade corporate bonds.

Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

Despite an uptick early in 2007, the US economy experienced subpar growth for most of the 12-month period that began October 1, 2006 and ended September 30, 2007. An already fragile housing sector struggled to withstand turmoil in the subprime mortgage market, which issues loans to homebuyers with questionable credit records and/or little money for down payments. Rising delinquencies and foreclosures put additional pressure on home sales and triggered a credit crunch that reverberated through global markets. Rising energy prices pinched household budgets and higher industrial metals prices drove up manufacturing costs. Consumer spending growth tracked lower in the final months of the period, and consumer confidence retreated from a six-year high. In mid-August, the Federal Reserve Board (the Fed) stepped in to quiet the credit markets with a cut to its primary discount rate—the rate at which the Fed loans money to member banks. And in mid-September, the Fed cut another key short-term rate—the federal funds rate—to further loosen the reins on credit and inspire confidence in the capital markets, both at home and abroad.1

Despite volatility, stocks advanced broadly

Against a shifting economic backdrop, corporate profits were better than expected in the first half of 2007 and the US stock market staged a broad rally that took all major stock market averages higher for the 12-month period. However, the volatility that rocked the credit markets midway through the summer spilled over to the stock market and claimed some of its earlier gains. The S&P 500 Index returned 16.44% for the 12-month period. Large- and mid-cap stocks outperformed small-cap stocks, as measured by their respective Russell indices.2 Growth stocks outperformed value stocks by a significant margin. Stock markets outside the US did even better, as measured by the MSCI EAFE Index, which gained 24.86% for the period. Emerging stock markets, both collectively and individually, were the top performers. The MSCI Emerging Markets Index returned 58.63% while the MSCI China Index rose 134.42% as demand for exports as well as domestic infrastructure expansion continued.3

Bonds delivered respectable gains

The US bond market seesawed during the 12-month period. As investors anticipated a Fed rate cut, bond prices rose and yields declined across the maturity spectrum. However, a rate cut became less likely when the economy perked up in the second quarter and bond prices slid while yields rose. Then, in the final months of the period, yields fell and higher quality bond prices rose as investors retreated from riskier investments to the safety of the US Treasury market. The benchmark 10-year US Treasury yield ended the 12-month period at 4.59%—slightly lower than where it began the year. In this environment, the Lehman Brothers U.S. Aggregate Bond Index returned a respectable 5.14%. High-yield bonds continued to lead the fixed-income markets. However, their gains were cut short near the end of the period. The Merrill Lynch U.S. High Yield, Cash Pay Index returned 7.66%.

[1]	On October 31, 2007 the Fed lowered the federal funds rate by one quarter of a percent to 4.50%.

[2]

The Russell 1000 Index tracks the performance of 1,000 of the largest US companies, based on market capitalization. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index, as ranked by total market capitalization. The Russell 2000 Index tracks the performance of the 2,000 smallest of the 3,000 largest US companies based on market capitalization. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

[3]

The Morgan Stanley Capital International (MSCI) Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The MSCI China Index is designed to broadly and fairly represent the full diversity of business activities in China. This index aims to capture 85% of the free float adjusted market capitalization in each industry group. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

2

Performance Information – Columbia Liberty Fund

Growth of a $10,000 investment 10/01/97 – 09/30/07

The chart above shows the growth in value of a hypothetical $10,000 investment in Class A shares of Columbia Liberty Fund during the stated time period, and does not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares. The S&P 500 Index tracks the performance of 500 widely held, large-capitalization US stocks. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar-denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index. Securities in the fund may not match those in an index.

Performance of a $10,000 investment 10/01/97 – 09/30/07 ($)

Sales charge	without	with
Class A	15,833	14,923
Class B	14,688	14,688
Class C	14,661	14,661
Class Z	16,903	n/a

Average annual total return as of 09/30/07 (%)

Share class	A		B		C		Z
Inception	04/30/82		05/05/92		08/01/97		07/31/95
Sales charge	without	with	without	with	without	with	without
1- year	15.29	8.66	14.46	9.46	14.38	13.38	15.72
5- year	11.61	10.30	10.79	10.52	10.79	10.79	11.91
10- year	4.70	4.08	3.92	3.92	3.90	3.90	5.39
Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Annual operating expense ratio (%)*

Class A	1.05
Class B	1.80
Class C	1.80
Class Z	0.81

*	The annual operating expense ratio is as stated in the fund’s prospectus that is current as of the date of this report. Differences in expense ratios disclosed elsewhere in this report may result from including fee waivers and reimbursements as well as different time periods used in calculating the ratios.

The “with sales charge” returns include the maximum initial sales charge of 5.75% for Class A shares, the applicable contingent deferred sales charge of 5.00% in first year, declining to 1.00% in the sixth year and eliminated thereafter for Class B shares and 1.00% for Class C shares for the first year only. The “without sales charge” returns do not include the effect of sales charges. If they had, returns would be lower.

Performance results reflect any fee waivers or reimbursements of fund expenses by the investment advisor and/or any of its affiliates. Absent these waivers or reimbursement arrangements, performance results would have been lower.

All results shown assume reinvestment of distributions. Class Z shares are sold at net asset value with no Rule 12b-1 fees. Class Z shares have limited eligibility and the investment minimum requirements may vary. Please see the fund’s prospectus for details. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The tables do not reflect the deduction of taxes that a shareholder may pay on fund distributions or the redemption of fund shares.

3

Understanding Your Expenses – Columbia Liberty Fund

Estimating your actual expenses

To estimate the expenses that you paid over the period, first you will need your account balance at the end of the period:

■

For shareholders who receive their account statements from Columbia Management Services, Inc., your account balance is available online at www.columbiafunds.com or by calling Shareholder Services at 800.345.6611.

■	For shareholders who receive their account statements from their brokerage firm, contact your brokerage firm to obtain your account balance.
1.	Divide your ending account balance by $1,000.00. For example, if an account balance was $8,600.00 at the end of the period, the result would be 8.6.
2.	In the section of the table below titled “Expenses paid during the period,” locate the amount for your share class. You will find this number in the column labeled “actual.” Multiply this number by the result from step 1. Your answer is an estimate of the expenses you paid on your account during the period.

If the value of your account falls below the minimum initial investment requirement applicable to you, your account generally will be subject to a $20 annual fee. This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

As a fund shareholder, you incur two types of costs. There are transaction costs, which generally include sales charges on purchases and may include redemption or exchange fees. There are also ongoing costs, which generally include investment advisory fees, Rule 12b-1 fees and other fund expenses. The information on this page is intended to help you understand the ongoing costs of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

Analyzing your fund’s expenses by share class

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in each share class during the period. The information in the following table is based on an initial investment of $1,000.00, which is invested at the beginning of the reporting period and held for the entire period. Expense information is calculated two ways and each method provides you with different information. The amount listed in the “actual” column is calculated using the fund’s actual operating expenses and total return for the period. The amount listed in the “hypothetical” column for each share class assumes that the return each year is 5% before expenses and is calculated based on the fund’s actual operating expenses. You should not use the hypothetical account values and expenses to estimate either your actual account balance at the end of the period or the expenses you paid during this reporting period.

Compare with other funds

Since all mutual funds are required to include the same hypothetical calculations about expenses in shareholder reports, you can use this information to compare the ongoing costs of investing in the fund with other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. As you compare hypothetical examples of other funds, it is important to note that hypothetical examples are meant to highlight the ongoing costs of investing in a fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees.

04/01/07 – 09/30/07

	Account value at the beginning of the period ($)		Account value at the end of the period ($)		Expenses paid during the period ($)		Fund's annualized expense ratio (%)
	Actual	Hypothetical	Actual	Hypothetical	Actual	Hypothetical	Actual
Class A	1,000.00	1,000.00	1,073.60	1,019.95	5.30	5.16	1.02
Class B	1,000.00	1,000.00	1,069.69	1,016.19	9.18	8.95	1.77
Class C	1,000.00	1,000.00	1,068.69	1,016.19	9.18	8.95	1.77
Class Z	1,000.00	1,000.00	1,075.41	1,021.16	4.06	3.95	0.78

Expenses paid during the period are equal to the annualized expense ratio for the share class, multiplied by the average account value over the period, then multiplied by the number of days in the fund’s most recent fiscal half-year and divided by 365.

It is important to note that the expense amounts shown in the table are meant to highlight only ongoing costs of investing in the fund and do not reflect any transaction costs, such as sales charges, redemption fees or exchange fees. Therefore, the hypothetical examples provided may not help you determine the relative total costs of owning shares of different funds. If these transaction costs were included, your costs would have been higher.

4

Portfolio Managers’ Report – Columbia Liberty Fund

Performance data quoted represents past performance and current performance may be lower or higher. Past performance is no guarantee of future results. The investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than the original cost. Please visit www.columbiafunds.com for daily and most recent month-end performance updates.

Net asset value per share
as of 09/30/07 ($)
Class A	9.63
Class B	9.62
Class C	9.59
Class Z	10.28

Distributions declared per share
10/01/06 – 09/30/07 ($)
Class A	0.47
Class B	0.40
Class C	0.40
Class Z	0.49

For the 12-month period that ended September 30, 2007, Columbia Liberty Fund Class A shares returned 15.29% without sales charge. The fund’s return was higher than the 60/40 blended return of the fund’s two benchmarks, the S&P 500 Index and the Lehman Brothers U.S. Aggregate Bond Index, which was 11.89%. The S&P 500 Index returned 16.44% while the Lehman Brothers U.S. Aggregate Bond Index returned 5.14%.1 The fund invests in a mix of high quality stocks and investment-grade bonds. The fund’s return was also higher than the 12.89% average return of its peer group, the Morningstar Moderate Asset Allocation Category.2 An overweight in equities, relative to the fund’s 60/40 target allocation, aided performance as equities outperformed bonds for the period. The fund also remained overweight in large cap stocks, which were strong performers during the period. A position in international stocks, which are not included in the fund’s benchmarks, also aided performance.

A bias for equities drove the fund’s above-market returns

We maintained the fund’s 62% allocation in equities during the 12-month period covered by this report, focusing on large-cap stocks. This positioning aided performance as equities outperformed bonds and large-cap stocks were strong performers during the period. A tilt toward growth stocks over value was another positive for performance. In addition, the fund’s relative performance got a boost from the strong returns of the domestic investment disciplines represented in the fund. Large-cap growth and value positions both outperformed their respective Russell benchmarks.3 The fund’s international equity allocation outpaced its benchmark by a significant margin.

Fixed income outperformed its benchmark

The fund maintained a slight underweight in fixed income, which helped performance during the 12-month period. Within the fund’s fixed-income allocation, the fund outperformed its benchmark.

Looking ahead

Despite weakness in the US credit markets and lackluster job growth, particularly in the manufacturing sector, we believe that the US economy will grow at a modest, albeit slower, pace into 2008. The housing sector remains mired in a steep downturn. Yet, vehicle sales have been solid, shoring up consumer spending. And, a weak dollar is likely to help improve both the trade balance and the manufacturing sector. We have positioned the portfolio to take advantage of this environment, and while diversification does not ensure a profit or guarantee against loss, we believe that the portfolio’s broad diversification among stocks and bonds offers investors a potential cushion against disappointments.

[1]

The S&P 500 Index tracks the performance of 500 widely held, large capitalization US stocks. The Lehman Brothers U.S. Aggregate Bond Index is a market value-weighted index that tracks the daily price, coupon, pay-downs, and total return performance of fixed-rate, publicly placed, dollar denominated, and non-convertible investment grade debt issues with at least $250 million par amount outstanding and with at least one year to final maturity. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

[2]

©2007 by Morningstar, Inc. All rights reserved. The information contained herein is the proprietary information of Morningstar, Inc., may not be copied or redistributed for any purpose and may only be used for noncommercial, personal purposes. The information contained herein is not represented or warranted to be accurate, correct, complete or timely. Morningstar, Inc. shall not be responsible for investment decisions, damages or other losses resulting from the use of this information. Past performance is no guarantee of future performance. Morningstar, Inc. has not granted consent for it to be considered or deemed an “expert” under the Securities Act of 1933. Morningstar Categories compare the performance of funds with similar investment objectives and strategies.

[3]

The Russell 1000 Growth Index measures the performance of those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000 Value Index tracks the performance of those companies in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth values. Indices are not investments, do not incur fees or expenses and are not professionally managed. It is not possible to invest directly in an index.

5

Portfolio Managers’ Report (continued) – Columbia Liberty Fund

Top 5 equity sectors
as of 09/30/07 (%)
Financials	11.1
Information Technology	10.3
Industrials	8.3
Health Care	6.9
Energy	6.6

Top 10 equity holdings
as of 09/30/07 (%)
General Electric Co.	1.4
Exxon Mobil Corp.	1.3
AT&T, Inc.	1.0
Cisco Systems, Inc.	1.0
United Technologies Corp.	0.9
Merck & Co., Inc.	0.9
Hewlett Packard Co.	0.9
ACE Ltd.	0.8
Google, Inc.	0.8
Hess Corp.	0.8

Portfolio structure
as of 09/30/07 (%)
Common Stocks	62.6
Mortgage-Backed Securities	11.6
Corporate Fixed-Income Bonds & Notes	7.4
Government & Agency Obligations	5.3
Securities Lending Collateral	4.3
Collateralized Mortgage Obligations	3.6
Commercial Mortgage-Backed Securities	3.4
Asset-Backed Securities	0.6
Convertible Bond	0.3
Convertible Preferred Stock	0.1
Preferred Stock	0.1
Rights	0.0
Cash, Net Receivables & Payables	0.7

Portfolio structure, sector breakdowns and portfolio holdings are calculated as a percentage of net assets.

Equity investments are affected by stock market fluctuations that occur in response to economic and business developments.

Investing in fixed-income securities may involve certain risks, including the credit quality of individual issuers, possible prepayments, market or economic developments and yield and share price fluctuations due to changes in interest rates. When interest rates go up, bond prices typically drop, and vice versa.

International investing may involve certain risks, including, but not limited to, foreign taxation, currency fluctuations, risks associated with possible differences in financial markets and other monetary and political risks.

6

Financial Statements – Columbia Liberty Fund

September 30, 2007

A guide to understanding your fund’s financial statements

Investment Portfolio	The investment portfolio details all of the fund’s holdings and their values as of the last day of the reporting period. Portfolio holdings are organized by type of asset, industry, country or geographic region (if applicable) to demonstrate areas of concentration and diversification.

Statement of Assets and Liabilities	This statement details the fund’s assets, liabilities, net assets and share price for each share class as of the last day of the reporting period. Net assets are calculated by subtracting all the fund’s liabilities (including any unpaid expenses) from the total of the fund’s investment and non-investment assets. The share price for each class is calculated by dividing net assets for that class by the number of shares outstanding in that class as of the last day of the reporting period.

Statement of Operations	This statement details income earned by the fund and the expenses accrued by the fund during the reporting period. This statement also shows any net gain or loss the fund realized on the sales of its holdings during the period, as well as any unrealized gains or losses recognized over the period. The total of these results represents the fund’s net increase or decrease in net assets from operations.

Statement of Changes in Net Assets	This statement demonstrates how the fund’s net assets were affected by its operating results, distributions to shareholders and shareholder transactions (e.g., subscriptions, redemptions and dividend reinvestments) during the reporting period. This statement also details changes in the number of shares outstanding.

Financial Highlights	The financial highlights demonstrate how the fund’s net asset value per share was affected by the fund’s operating results. The financial highlights table also discloses the classes’ performance and certain key ratios (e.g., class expenses and net investment income as a percentage of average net assets).

Notes to Financial Statements	These notes disclose the organizational background of the fund, its significant accounting policies (including those surrounding security valuation, income recognition and distributions to shareholders), federal tax information, fees and compensation paid to affiliates and significant risks and contingencies.

7

Investment Portfolio – Columbia Liberty Fund

September 30, 2007

Common Stocks – 62.6%

		Shares	Value ($)
Consumer Discretionary – 6.4%
Auto Components – 0.1%	Goodyear Tire & Rubber Co. (a)(b)	25,200	766,332

	Auto Components Total		766,332

Automobiles – 0.3%	General Motors Corp.	10,400	381,680
	Toyota Motor Corp.	25,700	1,504,477

	Automobiles Total		1,886,157

Diversified Consumer Services – 0.3%	Apollo Group, Inc., Class A (a)	33,700	2,027,055

	Diversified Consumer Services Total		2,027,055

Hotels, Restaurants & Leisure – 0.9%	China Travel International	1,786,000	1,314,641
	Las Vegas Sands Corp. (a)(b)	8,392	1,119,661
	McDonald’s Corp.	22,006	1,198,667
	Starwood Hotels & Resorts Worldwide, Inc.	27,200	1,652,400

	Hotels, Restaurants & Leisure Total		5,285,369

Household Durables – 1.0%	Makita Corp.	43,600	1,897,797
	Newell Rubbermaid, Inc.	57,800	1,665,796
	Sony Corp., ADR (b)	51,800	2,489,508

	Household Durables Total		6,053,101

Internet & Catalog Retail – 0.3%	Amazon.com, Inc. (a)	18,300	1,704,645

	Internet & Catalog Retail Total		1,704,645

Media – 0.7%	Focus Media Holding Ltd., ADR (a)	35,100	2,036,502
	Viacom, Inc., Class B (a)	49,600	1,932,912

	Media Total		3,969,414

Multiline Retail – 1.1%	J.C. Penney Co., Inc.	31,800	2,015,166
	Macy’s, Inc.	31,600	1,021,312
	Nordstrom, Inc.	27,400	1,284,786
	Target Corp. (b)	29,800	1,894,386

	Multiline Retail Total		6,215,650

Specialty Retail – 0.8%	Esprit Holdings Ltd.	99,100	1,562,546
	GameStop Corp., Class A (a)	25,300	1,425,655
	Home Depot, Inc.	28,400	921,296
	OfficeMax, Inc.	24,200	829,334

	Specialty Retail Total		4,738,831
Textiles, Apparel & Luxury Goods – 0.9%	Adidas AG	16,837	1,104,719
	Luxottica Group SpA	29,949	1,016,869
	NIKE, Inc., Class B	31,600	1,853,656
	Polo Ralph Lauren Corp.	12,900	1,002,975

	Textiles, Apparel & Luxury Goods Total		4,978,219

Consumer Discretionary Total			37,624,773

See Accompanying Notes to Financial Statements.

8

Columbia Liberty Fund

September 30, 2007

Common Stocks (continued)

		Shares	Value ($)
Consumer Staples – 5.9%
Beverages – 1.8%	C&C Group PLC	55,050	452,303
	Coca-Cola Co.	29,500	1,695,365
	Diageo PLC, ADR	34,526	3,028,966
	Fomento Economico Mexicano SAB de CV, ADR	23,500	878,900
	PepsiCo, Inc.	40,400	2,959,704
	Pernod-Ricard SA	6,258	1,365,481

	Beverages Total		10,380,719

Food & Staples Retailing – 1.2%	Costco Wholesale Corp.	19,000	1,166,030
	CVS Caremark Corp.	58,800	2,330,244
	Kroger Co.	61,000	1,739,720
	Olam International Ltd.	317,113	667,492
	Sysco Corp.	34,500	1,227,855

	Food & Staples Retailing Total		7,131,341

Food Products – 0.4%	ConAgra Foods, Inc.	73,600	1,923,168
	Tyson Foods, Inc., Class A	11,517	205,579

	Food Products Total		2,128,747

Household Products – 0.7%	Colgate-Palmolive Co.	35,800	2,553,256
	Procter & Gamble Co.	22,600	1,589,684

	Household Products Total		4,142,940

Personal Products – 0.4%	Avon Products, Inc.	70,300	2,638,359

	Personal Products Total		2,638,359

Tobacco – 1.4%	Altria Group, Inc.	42,854	2,979,639
	Japan Tobacco, Inc.	438	2,406,217
	Loews Corp. – Carolina Group	37,100	3,050,733

	Tobacco Total		8,436,589

Consumer Staples Total			34,858,695

Energy – 6.6%
Energy Equipment & Services – 1.7%	GlobalSantaFe Corp.	10,800	821,016
	Halliburton Co. (b)	92,934	3,568,665
	National-Oilwell Varco, Inc. (a)	4,700	679,150
	Schlumberger Ltd. (b)	14,900	1,564,500
	Transocean, Inc. (a)	19,400	2,193,170
	Weatherford International Ltd. (a)	15,100	1,014,418

	Energy Equipment & Services Total		9,840,919

Oil, Gas & Consumable Fuels – 4.9%	ConocoPhillips	35,227	3,091,874
	Devon Energy Corp.	14,500	1,206,400
	Exxon Mobil Corp.	81,902	7,580,849
	Hess Corp.	66,900	4,450,857
	Newfield Exploration Co. (a)	23,800	1,146,208
	Occidental Petroleum Corp.	56,000	3,588,480
	Southwestern Energy Co. (a)	22,100	924,885
	Statoil ASA	57,350	1,953,202

See Accompanying Notes to Financial Statements.

9

Columbia Liberty Fund

September 30, 2007

Common Stocks (continued)

		Shares	Value ($)
Energy (continued)
Oil, Gas & Consumable Fuels (continued)	Total SA	27,250	2,204,821
	XTO Energy, Inc.	48,140	2,976,978

	Oil, Gas & Consumable Fuels Total		29,124,554

Energy Total			38,965,473

Financials – 11.0%
Capital Markets – 1.2%	Goldman Sachs Group, Inc.	18,800	4,074,712
	Morgan Stanley	18,200	1,146,600
	State Street Corp. (c)	29,000	1,976,640

	Capital Markets Total		7,197,952

Commercial Banks – 3.6%	Deutsche Postbank AG	10,200	748,562
	Korea Exchange Bank	76,800	1,241,153
	Marshall & Ilsley Corp.	32,481	1,421,693
	Mitsubishi UFJ Financial Group, Inc. (d)	205,000	1,861,400
	National Bank of Greece SA	28,820	1,830,510
	PNC Financial Services Group, Inc.	23,629	1,609,135
	Raiffeisen International Bank Holding AG	7,812	1,140,154
	Swedbank AB, Class A	37,562	1,254,532
	U.S. Bancorp (b)	92,313	3,002,942
	UniCredito Italiano SpA	102,807	878,923
	Wachovia Corp.	56,869	2,851,980
	Wells Fargo & Co.	101,096	3,601,040

	Commercial Banks Total		21,442,024

Consumer Finance – 0.4%	American Express Co.	36,700	2,178,879

	Consumer Finance Total		2,178,879

Diversified Financial Services – 1.5%	Citigroup, Inc.	83,139	3,880,097
	CME Group, Inc.	3,100	1,820,785
	JPMorgan Chase & Co.	63,428	2,906,271

	Diversified Financial Services Total		8,607,153

Insurance – 2.8%	ACE Ltd.	77,300	4,682,061
	Ambac Financial Group, Inc. (b)(c)	43,197	2,717,523
	American International Group, Inc.	21,577	1,459,684
	AXA SA	15,675	699,140
	Genworth Financial, Inc., Class A	48,800	1,499,624
	Hartford Financial Services Group, Inc.	16,910	1,565,021
	Loews Corp.	29,100	1,406,985
	Prudential Financial, Inc.	15,600	1,522,248
	Prudential PLC	81,289	1,248,590

	Insurance Total		16,800,876

Real Estate Investment Trusts (REITs) – 0.6%	General Growth Properties, Inc.	18,400	986,608
	Plum Creek Timber Co., Inc. (b)	35,500	1,588,980
	Rayonier, Inc.	15,400	739,816

	Real Estate Investment Trusts (REITs) Total		3,315,404

See Accompanying Notes to Financial Statements.

10

Columbia Liberty Fund

September 30, 2007

Common Stocks (continued)

		Shares	Value ($)
Financials (continued)
Real Estate Management & Development – 0.2%	Mitsubishi Estate Co., Ltd.	39,000	1,110,691

	Real Estate Management & Development Total		1,110,691

Thrifts & Mortgage Finance – 0.7%	Fannie Mae	47,100	2,864,151
	Washington Mutual, Inc. (b)	39,400	1,391,214

	Thrifts & Mortgage Finance Total		4,255,365

Financials Total			64,908,344

Health Care – 6.8%
Biotechnology – 0.8%	BioMarin Pharmaceuticals, Inc. (a)(b)	43,300	1,078,170
	Celgene Corp. (a)	24,500	1,747,095
	Genzyme Corp. (a)	14,600	904,616
	Gilead Sciences, Inc. (a)	27,800	1,136,186

	Biotechnology Total		4,866,067

Health Care Equipment & Supplies – 0.5%	C.R. Bard, Inc.	17,900	1,578,601
	Cytyc Corp. (a)(b)	35,400	1,686,810

	Health Care Equipment & Supplies Total		3,265,411

Health Care Providers & Services – 1.4%	CIGNA Corp.	50,897	2,712,301
	Coventry Health Care, Inc. (a)	18,900	1,175,769
	Express Scripts, Inc. (a)	26,300	1,468,066
	McKesson Corp.	33,700	1,981,223
	Medco Health Solutions, Inc. (a)	8,400	759,276

	Health Care Providers & Services Total		8,096,635

Life Sciences Tools & Services – 0.9%	Qiagen N.V. (a)	69,178	1,335,142
	Thermo Fisher Scientific, Inc. (a)	45,680	2,636,650
	Waters Corp. (a)	22,434	1,501,283

	Life Sciences Tools & Services Total		5,473,075

Pharmaceuticals – 3.2%	Abbott Laboratories	29,100	1,560,342
	Johnson & Johnson	54,600	3,587,220
	Merck & Co., Inc.	105,700	5,463,633
	Novartis AG, Registered Shares	19,806	1,089,957
	Novo-Nordisk A/S, Class B	11,953	1,446,119
	Sanofi-Aventis	11,200	949,484
	Schering-Plough Corp.	105,500	3,336,965
	Shire PLC, ADR	16,700	1,235,466

	Pharmaceuticals Total		18,669,186

Health Care Total			40,370,374

Industrials – 8.3%
Aerospace & Defense – 2.7%	Boeing Co.	15,700	1,648,343
	Goodrich Corp. (c)	57,400	3,916,402
	Honeywell International, Inc.	18,200	1,082,354
	L-3 Communications Holdings, Inc.	19,050	1,945,767

See Accompanying Notes to Financial Statements.

11

Columbia Liberty Fund

September 30, 2007

Common Stocks (continued)

		Shares	Value ($)
Industrials (continued)
Aerospace & Defense (continued)	Raytheon Co. (b)	12,300	784,986
	Rolls-Royce Group PLC (a)	77,300	825,748
	United Technologies Corp.	68,716	5,530,264

	Aerospace & Defense Total		15,733,864

Air Freight & Logistics – 0.2%	Yamato Transport Co., Ltd.	64,000	958,461

	Air Freight & Logistics Total		958,461

Commercial Services & Supplies – 0.2%	Waste Management, Inc.	38,800	1,464,312

	Commercial Services & Supplies Total		1,464,312

Construction & Engineering – 0.5%	Chiyoda Corp.	91,000	1,631,343
	FLSmidth & Co. A/S	12,500	1,328,152

	Construction & Engineering Total		2,959,495

Electrical Equipment – 1.8%	ABB Ltd., ADR	36,484	956,975
	ABB Ltd., Registered Shares	25,750	674,894
	Alstom	8,854	1,800,159
	Dongfang Electrical Machinery Co., Ltd., Class H	168,000	1,529,712
	First Solar, Inc. (a)(b)	10,095	1,188,585
	Gamesa Corp. Tecnologica SA	29,050	1,186,879
	Suntech Power Holdings Co., Ltd., ADR (a)	24,400	973,560
	Vestas Wind Systems A/S (a)	27,060	2,138,822

	Electrical Equipment Total		10,449,586

Industrial Conglomerates – 2.1%	3M Co.	26,100	2,442,438
	General Electric Co.	202,640	8,389,296
	Siemens AG, Registered Shares	13,088	1,798,315

	Industrial Conglomerates Total		12,630,049

Machinery – 0.6%	Caterpillar, Inc.	16,300	1,278,409
	Eaton Corp.	16,500	1,634,160
	Parker Hannifin Corp. (b)	7,700	861,091

	Machinery Total		3,773,660

Road & Rail – 0.2%	East Japan Railway Co.	115	906,257

	Road & Rail Total		906,257

Industrials Total			48,875,684

Information Technology – 10.3%
Communications Equipment – 2.4%	Cisco Systems, Inc. (a)	169,335	5,606,682
	Corning, Inc.	71,700	1,767,405
	F5 Networks, Inc. (a)	26,800	996,692
	Nokia Oyj	43,592	1,649,282
	Nokia Oyj, ADR	52,500	1,991,325
	QUALCOMM, Inc.	39,500	1,669,270
	Riverbed Technology, Inc. (a)	15,500	626,045

	Communications Equipment Total		14,306,701

See Accompanying Notes to Financial Statements.

12

Columbia Liberty Fund

September 30, 2007

Common Stocks (continued)

		Shares	Value ($)
Information Technology (continued)
Computers & Peripherals – 2.3%	Apple, Inc. (a)	16,600	2,548,764
	Dell, Inc. (a)	46,700	1,288,920
	EMC Corp.	109,200	2,271,360
	Hewlett-Packard Co.	104,300	5,193,097
	International Business Machines Corp.	21,000	2,473,800

	Computers & Peripherals Total		13,775,941

Electronic Equipment & Instruments – 0.6%	Agilent Technologies, Inc. (a)	57,900	2,135,352
	AU Optronics Corp., ADR	57,646	975,376
	Motech Industries, Inc.	15,512	168,252

	Electronic Equipment & Instruments Total		3,278,980

Internet Software & Services – 1.1%	eBay, Inc. (a)	54,800	2,138,296
	Google, Inc., Class A (a)	7,916	4,490,509

	Internet Software & Services Total		6,628,805

Semiconductors & Semiconductor Equipment – 2.2%	Fairchild Semiconductor International, Inc. (a)	39,900	745,332
	Intel Corp.	136,000	3,516,960
	Intersil Corp., Class A	55,700	1,862,051
	Microchip Technology, Inc. (b)	13,000	472,160
	NVIDIA Corp. (a)	65,700	2,380,968
	Samsung Electronics Co., Ltd., GDR (e)	10	3,138
	SOITEC (a)	29,600	554,731
	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	90,700	917,884
	Texas Instruments, Inc.	63,100	2,308,829

	Semiconductors & Semiconductor Equipment Total		12,762,053

Software – 1.7%	Adobe Systems, Inc. (a)	29,500	1,287,970
	Citrix Systems, Inc. (a)(b)	16,600	669,312
	Microsoft Corp.	126,075	3,714,170
	NAVTEQ Corp. (a)	10,800	842,076
	Oracle Corp. (a)	98,200	2,126,030
	The9 Ltd., ADR (a)	21,600	744,984
	VMware, Inc., Class A (a)(b)	8,329	707,965

	Software Total		10,092,507

Information Technology Total			60,844,987

Materials – 2.8%
Chemicals – 1.8%	Dow Chemical Co.	27,300	1,175,538
	E.I. Du Pont de Nemours & Co.	15,600	773,136
	Linde AG	13,806	1,712,071
	Mitsubishi Rayon Co., Ltd.	193,000	1,361,639
	Monsanto Co.	21,164	1,814,601
	Praxair, Inc.	14,400	1,206,144
	Sumitomo Chemical Co., Ltd.	168,000	1,436,624
	Umicore	5,373	1,282,868

	Chemicals Total		10,762,621

See Accompanying Notes to Financial Statements.

13

Columbia Liberty Fund

September 30, 2007

Common Stocks (continued)

		Shares	Value ($)
Materials (continued)
Metals & Mining – 0.7%	Alcoa, Inc.	42,100	1,646,952
	Freeport-McMoRan Copper & Gold, Inc. (c)	20,700	2,171,223
	Nucor Corp. (c)	8,000	475,760

	Metals & Mining Total		4,293,935

Paper & Forest Products – 0.3%	Weyerhaeuser Co. (b)(c)	21,200	1,532,760

	Paper & Forest Products Total		1,532,760

Materials Total			16,589,316

Telecommunication Services – 2.6%
Diversified Telecommunication Services – 1.8%	AT&T, Inc.	145,115	6,139,816
	Deutsche Telekom AG, Registered Shares	48,875	960,070
	Qwest Communications International, Inc. (a)(b)	114,300	1,046,988
	Time Warner Telecom, Inc., Class A (a)(b)	31,926	701,414
	Verizon Communications, Inc.	37,302	1,651,733

	Diversified Telecommunication Services Total		10,500,021

Wireless Telecommunication Services – 0.8%	American Tower Corp., Class A (a)	30,800	1,341,032
	NII Holdings, Inc. (a)	21,800	1,790,870
	Vodafone Group PLC	488,301	1,768,701

	Wireless Telecommunication Services Total		4,900,603

Telecommunication Services Total			15,400,624

Utilities – 1.9%
Electric Utilities – 0.7%	Entergy Corp.	7,278	788,135
	Exelon Corp.	9,900	746,064
	FPL Group, Inc.	29,900	1,820,312
	PPL Corp.	14,500	671,350
	Reliant Energy, Inc. (a)	12,400	317,440

	Electric Utilities Total		4,343,301

Independent Power Producers & Energy Traders – 0.2%	Mirant Corp. (a)	27,500	1,118,700

	Independent Power Producers & Energy Traders Total		1,118,700

Multi-Utilities – 0.8%
	PG&E Corp.	24,548	1,173,394
	Public Service Enterprise Group, Inc.	17,373	1,528,650
	Suez SA	32,575	1,918,141

	Multi-Utilities Total		4,620,185

Water Utilities – 0.2%
	Epure International Ltd. (a)	559,000	824,696

	Water Utilities Total		824,696

Utilities Total			10,906,882
	Total Common Stocks (Cost of $299,117,924)		369,345,152

See Accompanying Notes to Financial Statements.

14

Columbia Liberty Fund

September 30, 2007

Mortgage-Backed Securities –  11.6%

		Par ($)	Value ($)

Federal Home Loan Mortgage Corp.	5.000% 06/01/37	3,185,498	3,038,560
	5.500% 01/01/21	1,631,329	1,627,142
	5.500% 07/01/21	3,710,225	3,699,847
	6.000% 02/01/09	225,529	226,724
	6.500% 07/01/14	42,267	43,416
	6.500% 12/01/14	42,670	43,830
	6.500% 06/01/29	43,243	44,372
	6.500% 01/01/30	83,171	85,342
	6.500% 08/01/36	2,004,000	2,040,324
	7.000% 11/01/29	45,980	47,821
	7.000% 01/01/30	17,090	17,774
	8.000% 07/01/20	29,141	30,438

Federal National Mortgage Association	5.000% 05/01/37	4,873,709	4,649,714
	5.000% 06/01/37	5,918,370	5,645,372
	5.000% 07/01/37	2,009,444	1,916,754
	5.500% 04/01/36	1,669,813	1,635,865
	5.500% 05/01/36	3,067,664	3,005,297
	5.500% 11/01/36	6,882,156	6,742,240
	5.500% 05/01/37	980,171	960,075
	6.000% 11/01/35	402,542	403,487
	6.000% 09/01/36	3,605,278	3,611,281
	6.000% 11/01/36	7,885,429	7,898,558
	6.000% 07/01/37	3,001,497	3,005,986
	6.000% 08/01/37	2,993,348	2,997,825
	6.500% 12/01/07	48	48
	6.500% 05/01/08	2,749	2,763
	6.500% 07/01/08	1,332	1,338
	6.500% 08/01/08	9,834	9,883
	6.500% 09/01/08	10,004	10,054
	6.500% 10/01/08	21,338	21,443
	6.500% 11/01/08	79,921	80,239
	6.500% 12/01/08	9,374	9,423
	6.500% 01/01/09	11,419	11,476
	6.500% 02/01/09	219,048	220,520
	6.500% 04/01/09	329,211	333,014
	6.500% 04/01/11	212,588	217,574
	6.500% 05/01/11	732,351	749,528
	6.500% 11/01/25	4	4
	6.500% 08/01/34	2,370,919	2,421,567
	6.500% 12/01/35	161,955	165,098
	6.500% 04/01/36	2,159,084	2,198,704
	6.500% 10/01/36	2,871,129	2,923,814
	6.500% 12/01/36	870,446	886,419
	6.500% 03/01/37	721,360	734,523
	6.500% 06/01/37	2,626,939	2,674,874
	7.000% 08/15/23	173,830	182,319
	7.000% 07/01/32	50,207	52,240
	7.000% 01/01/37	116,164	119,899
	7.000% 07/01/37	774,219	799,087

	Total Mortgage-Backed Securities (Cost of $67,981,990)		68,243,895

See Accompanying Notes to Financial Statements.

15

Columbia Liberty Fund

September 30, 2007

Corporate Fixed-Income Bonds & Notes – 7.4%

		Par ($)	Value ($)
Basic Materials – 0.2%
Forest Products & Paper – 0.1%
Weyerhaeuser Co.	7.375% 03/15/32	550,000	551,852

	Forest Products & Paper Total		551,852

Metals & Mining – 0.1%
Vale Overseas Ltd.	6.875% 11/21/36	525,000	540,890

	Metals & Mining Total		540,890

Basic Materials Total			1,092,742

Communications – 1.1%
Media – 0.4%
Jones Intercable, Inc.	7.625% 04/15/08	1,125,000	1,138,632

News America, Inc.	6.550% 03/15/33	670,000	660,555

Time Warner Cable, Inc.	6.550% 05/01/37 (e)	725,000	711,211

	Media Total		2,510,398

Telecommunication Services – 0.7%
AT&T, Inc.	5.100% 09/15/14	715,000	691,873

New Cingular Wireless Services, Inc.	8.750% 03/01/31	475,000	601,373

Sprint Capital Corp.	6.875% 11/15/28	600,000	579,059

Telecom Italia Capital SA	7.200% 07/18/36	555,000	587,328

Telefonica Emisones SAU	5.984% 06/20/11	825,000	839,357

Vodafone Group PLC	5.000% 12/16/13	600,000	577,080

	Telecommunication Services Total		3,876,070

Communications Total			6,386,468

Consumer Cyclical – 0.6%
Home Builders – 0.1%
D.R. Horton, Inc.	5.625% 09/15/14	750,000	637,594

	Home Builders Total		637,594

Lodging – 0.1%
Harrah’s Operating Co., Inc.	5.625% 06/01/15	600,000	477,000

	Lodging Total		477,000

Retail – 0.4%
CVS Caremark Corp.	5.750% 06/01/17	575,000	561,229

Home Depot, Inc.	5.875% 12/16/36	455,000	388,643

Macy’s Retail Holdings, Inc.	5.900% 12/01/16	600,000	574,182

Wal-Mart Stores, Inc.	4.125% 07/01/10	900,000	881,783

	Retail Total		2,405,837

Consumer Cyclical Total			3,520,431

See Accompanying Notes to Financial Statements.

16

Columbia Liberty Fund

September 30, 2007

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($)	Value ($)
Consumer Non-Cyclical – 0.7%
Beverages – 0.1%
Diageo Capital PLC	3.375% 03/20/08	650,000	643,782

	Beverages Total		643,782

Food – 0.3%
ConAgra Foods, Inc.	6.750% 09/15/11	517,000	540,416

Kraft Foods, Inc.	6.500% 08/11/17	660,000	681,748

Kroger Co.	6.200% 06/15/12	500,000	515,316

	Food Total		1,737,480

Healthcare Services – 0.1%
UnitedHealth Group, Inc.	5.250% 03/15/11	575,000	577,670

	Healthcare Services Total		577,670

Household Products/Wares – 0.1%
Fortune Brands, Inc.	5.375% 01/15/16	500,000	474,160

	Household Products/Wares Total		474,160

Pharmaceuticals – 0.1%
Wyeth	5.500% 02/01/14	580,000	576,754

	Pharmaceuticals Total		576,754

Consumer Non-Cyclical Total			4,009,846

Energy – 0.6%
Oil & Gas – 0.4%
Canadian Natural Resources Ltd.	5.700% 05/15/17	750,000	732,132

Nexen, Inc.	5.875% 03/10/35	625,000	572,437

Talisman Energy, Inc.	6.250% 02/01/38	660,000	621,765

Valero Energy Corp.	6.875% 04/15/12	650,000	684,933

	Oil & Gas Total		2,611,267

Pipelines – 0.2%
Energy Transfer Partners LP	6.625% 10/15/36	475,000	447,951

TransCanada Pipelines Ltd.	6.350% 05/15/67 (f)	640,000	614,236

	Pipelines Total		1,062,187

Energy Total			3,673,454

Financials – 3.3%
Banks – 1.2%
Capital One Financial Corp.	5.500% 06/01/15	875,000	833,676

HSBC Capital Funding LP	9.547% 12/31/49 (e)(f)(g)	1,150,000	1,261,012

See Accompanying Notes to Financial Statements.

17

Columbia Liberty Fund

September 30, 2007

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($)	Value ($)
Financials (continued)

Marshall & Ilsley Corp.	4.375% 08/01/09	630,000	624,343

PNC Funding Corp.	5.625% 02/01/17	640,000	625,506

SunTrust Preferred Capital I	5.853% 12/15/11 (f)	560,000	549,486

USB Capital IX	6.189% 04/15/49 (f)	1,000,000	1,000,664

Wachovia Corp.	4.875% 02/15/14	1,150,000	1,107,664

Wells Fargo & Co.	5.125% 09/01/12	824,000	822,047

	Banks Total		6,824,398

Diversified Financial Services – 1.6%
AGFC Capital Trust I	6.000% 01/15/67 (e)(f)	725,000	679,354

American Express Credit Corp.	3.000% 05/16/08	475,000	469,293

CIT Group, Inc.	6.100% 03/15/67 (f)	275,000	226,938

Citicorp Lease	8.040% 12/15/19 (e)(g)	1,360,000	1,568,117

Credit Suisse First Boston USA, Inc.	4.875% 08/15/10	1,050,000	1,048,546

General Electric Capital Corp.	5.000% 01/08/16	105,000	101,746

Goldman Sachs Group, Inc.	6.345% 02/15/34	1,000,000	931,765

JPMorgan Chase Capital XVIII	6.950% 08/17/36	1,000,000	983,022

Lehman Brothers Holdings, Inc.	5.750% 07/18/11	750,000	752,362

Merrill Lynch & Co., Inc.	6.050% 08/15/12	725,000	743,356

Morgan Stanley	6.750% 04/15/11	900,000	940,617

Residential Capital LLC	6.500% 04/17/13	525,000	423,938

SLM Corp.	5.375% 05/15/14	700,000	610,883

	Diversified Financial Services Total		9,479,937

Insurance – 0.3%
American International Group, Inc.	2.875% 05/15/08	1,000,000	983,913

Metlife, Inc.	6.400% 12/15/36	600,000	570,511

	Insurance Total		1,554,424

Real Estate Investment Trusts (REITs) – 0.2%
Health Care Property Investors, Inc.	6.450% 06/25/12	675,000	693,410

Simon Property Group LP	5.750% 12/01/15	760,000	742,549

	Real Estate Investment Trusts (REITs) Total		1,435,959

Financials Total			19,294,718

See Accompanying Notes to Financial Statements.

18

Columbia Liberty Fund

September 30, 2007

Corporate Fixed-Income Bonds & Notes (continued)

		Par ($)	Value ($)
Industrials – 0.1%
Machinery – 0.0%
Caterpillar Financial Services Corp.	3.625% 11/15/07	500,000	498,981

	Machinery Total		498,981

Transportation – 0.1%
Burlington Northern Santa Fe Corp.	6.200% 08/15/36	515,000	500,150

	Transportation Total		500,150

Industrials Total			999,131

Utilities – 0.8%
Electric – 0.6%
Commonwealth Edison Co.	5.950% 08/15/16	800,000	797,266

Indiana Michigan Power Co.	5.650% 12/01/15	723,000	705,474

Pacific Gas & Electric Co.	5.800% 03/01/37	510,000	482,000

Progress Energy, Inc.	7.750% 03/01/31	675,000	777,684

Southern California Edison Co.	5.000% 01/15/14	800,000	777,725

	Electric Total		3,540,149

Gas – 0.2%
Atmos Energy Corp.	6.350% 06/15/17	580,000	589,203

Sempra Energy	4.750% 05/15/09	550,000	545,676

	Gas Total		1,134,879

Utilities Total			4,675,028
	Total Corporate Fixed-Income Bonds & Notes (Cost of $44,534,424)		43,651,818

Government & Agency Obligations – 5.3%
Foreign Government Obligations – 0.4%
Province of Quebec	5.000% 07/17/09	1,300,000	1,312,390

United Mexican States	7.500% 04/08/33	875,000	1,038,625

	Foreign Government Obligations Total		2,351,015

U.S. Government Agencies – 2.5%
Federal Home Loan Bank	5.500% 08/13/14	3,500,000	3,639,335

Federal Home Loan Mortgage Corp.	5.500% 08/23/17	2,700,000	2,806,321
	6.625% 09/15/09	1,950,000	2,030,617

Federal National Mortgage Association	5.250% 08/01/12	5,805,000	5,923,474

	U.S. Government Agencies Total		14,399,747

See Accompanying Notes to Financial Statements.

19

Columbia Liberty Fund

September 30, 2007

		Par ($)	Value ($)
Government & Agency Obligations (continued)
U.S. Government Obligations – 2.4%
U.S. Treasury Bonds	5.375% 02/15/31	6,246,000	6,686,149
	7.250% 05/15/16	2,355,000	2,803,371

U.S. Treasury Notes	3.500% 02/15/10	565,000	558,556
	3.875% 02/15/13	4,350,000	4,277,612

	U.S. Government Obligations Total		14,325,688

	Total Government & Agency Obligations (Cost of $30,296,475)		31,076,450

Collateralized Mortgage Obligations – 3.6%
Agency – 1.1%
Federal Home Loan Mortgage Corp.	4.500% 08/15/28	380,000	371,415
	5.000% 12/15/15	560,266	560,114
	6.000% 02/15/28	3,169,663	3,216,018

Federal National Mortgage Association	5.000% 12/25/15	2,700,000	2,693,208

	Agency Total		6,840,755

Non - Agency – 2.5%

Bear Stearns Adjustable Rate Mortgage Trust	5.484% 02/25/47 (f)	1,253,682	1,259,353

Countrywide Alternative Loan Trust	5.250% 03/25/35	1,992,890	1,971,452
	5.250% 08/25/35	529,333	528,703
	5.500% 10/25/35	1,466,582	1,461,201

JPMorgan Mortgage Trust	6.050% 10/25/36 (f)	3,024,271	3,032,674

Residential Asset Securitization Trust	4.500% 08/25/34	1,991,850	1,957,203

WaMu Mortgage Pass-Through Certificates	5.717% 02/25/37 (f)	3,583,987	3,583,857

Washington Mutual Alternative Mortgage Pass-Through Certificates	5.500% 07/25/35	753,736	750,251

	Non - Agency Total		14,544,694

	Total Collateralized Mortgage Obligations (Cost of $21,552,327)		21,385,449

Commercial Mortgage-Backed Securities – 3.4%
Citigroup/Deutsche Bank Commercial Mortgage Trust	5.366% 12/11/49 (f)	1,010,000	986,963

Credit Suisse First Boston Mortgage Securities Corp.	4.577% 04/15/37	2,769,000	2,735,563

First Union – Chase Commercial Mortgage	6.645% 06/15/31	1,940,857	1,972,614

First Union National Bank Commercial Mortgage Trust	6.141% 02/12/34	5,000,000	5,190,670

See Accompanying Notes to Financial Statements.

20

Columbia Liberty Fund

September 30, 2007

		Par ($)	Value ($)
Commercial Mortgage-Backed Securities (continued)
JP Morgan Chase Commercial Mortgage Securities Corp.	5.525% 04/15/43 (f)	2,902,000	2,860,767

JPMorgan Chase Commercial Mortgage Securities Corp.	4.780% 07/15/42	630,000	593,809
	5.447% 06/12/47	1,023,000	1,011,590

LB-UBS Commercial Mortgage Trust	6.510% 12/15/26	4,000,000	4,164,784

Wachovia Bank Commercial Mortgage Trust	3.989% 06/15/35	830,000	778,737

	Total Commercial Mortgage-Backed Securities (Cost of $20,630,956)		20,295,497

Asset-Backed Securities – 0.6%
Citicorp Residential Mortgage Securities, Inc.	6.080% 06/25/37	990,000	997,248

Consumer Funding LLC	5.430% 04/20/15	1,820,000	1,844,314

Green Tree Financial Corp.	6.870% 01/15/29	402,374	415,169

Origen Manufactured Housing	3.380% 08/15/17	431,500	428,973

	Total Asset-Backed Securities (Cost of $3,736,021)		3,685,704

Convertible Bond – 0.3%
Communications Equipment – 0.3%
Media – 0.3%

Liberty Media Corp.	0.750% 03/30/23	1,351,000	1,491,666

	Media Total		1,491,166

Communications Equipment Total			1,491,166
	Total Convertible Bonds (Cost of $1,478,892)		1,491,166

Convertible Preferred Stocks – 0.1%		Shares
Health Care – 0.1%
Pharmaceuticals – 0.1%	Schering-Plough Corp. 6.000%	2,700	747,900

	Pharmaceuticals Total		747,900

Health Care Total			747,900
	Total Convertible Preferred Stock (Cost of $716,013)		747,900

Preferred Stock – 0.1%
Financials – 0.1%

Insurance – 0.1%	Unipol Gruppo Finanziario SpA	242,500	760,397

	Insurance Total		760,397

Financials Total			760,397
	Total Preferred Stock (Cost of $842,981)		760,397

See Accompanying Notes to Financial Statements.

21

Columbia Liberty Fund

September 30, 2007

Rights – 0.0%

		Units	Value ($)
Financials – 0.0%
Commercial Banks – 0.0%
Raiffeisen International Bank	10/03/07 (d)	7,812	—

	Commercial Banks Total		—

Financials Total			—
	Total Rights (Cost of $—)		—
		Shares
Securities Lending Collateral – 4.3%
	State Street Navigator Securities Lending Prime Portfolio (h) (7 day yield of 5.320%)	25,284,448	25,284,448

	Total Securities Lending Collateral (Cost of $25,284,448)		25,284,448
		Par ($)
Short-Term Obligations – 5.0%
U.S. Government Obligation – 0.1%
United States Treasury Bill	3.880% 12/20/07 (i)	800,000	793,102

	U.S. Government Obligation Total		793,102

Repurchase Agreement – 4.9%
	Repurchase agreement with Fixed Income Clearing Corp., dated 09/28/07, due on 10/01/07 at 4.810%, collateralized by U.S. Government Agency Obligations with various maturities to 01/05/27, market value of $29,356,831 (repurchase proceeds $28,784,533)	28,773,000	28,773,000

	Total Short-Term Obligations (Cost of $29,566,102)		29,566,102

	Total Investments – 104.3% (Cost of $545,738,553) (j)		615,533,978

	Other Assets & Liabilities, Net – (4.3)%		(25,589,310)

	Net Assets – 100.0%		589,944,668

Notes to Investment Portfolio:

(a)	Non-income producing security.

(b)	All or a portion of this security was on loan at September 30, 2007. The total market value of securities on loan at September 30, 2007 is $24,747,132.

(c)	All or a portion of this security is pledged as collateral for written options contracts.
(d)	Represents fair value as determined in good faith under procedures approved by the Board of Trustees.

(e)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2007, these securities, which are not illiquid, amounted to $4,222,832, which represents 0.7% of net assets.

(f)	The interest rate shown on floating rate or variable rate securities reflects the rate at September 30, 2007.

(g)	Denotes a restricted security, which is subject to restrictions on resale under federal securities laws or in transactions exempt from registration. At September 30, 2007 these securities amounted to $2,829,129, which represents 0.5% of net assets.

Security	Acquisition Dates	Par	Acquisition Cost	Market Value
Citicorp Lease
8.040% 12/15/19	01/06/2000 & 04/12/2001	$1,360,000	$913,520	$1,568,117
HSBC Capital Funding LP
9.547% 12/31/49	01/02/2003	1,150,000	1,446,991	1,261,012

				$2,829,129

(h)	Investment made with cash collateral received from securities lending activity.

(i)	Security is pledged as collateral for open futures contracts.

(j)	Cost for federal income tax purposes is $547,789,877.

See Accompanying Notes to Financial Statements.

22

Columbia Liberty Fund

September 30, 2007

As of September 30, 2007, the Fund held the following open long futures contracts:

Type	Contracts	Value	Aggregate Face Value	Expiration Date	Unrealized Appreciation
S&P 500 Index Futures	10	$3,845,250	$3,715,047	Dec-2007	$130,203

For the year ended September 30, 2007, transactions in written options contracts were as follows:

	Number of Contracts	Premium Amount
Options outstanding at September 30, 2006	—	—
Options written	271	$49,552
Options exercised	(54)	(6,858)
Options repurchased	(19)	(6,892)

Options outstanding at September 30, 2007	198	$35,802

At September 30, 2007, the Fund held the following written call options contracts:

Name of Issuer	Strike Price	Number of Contracts	Expiration Date	Premium	Value
Ambac Financial Group, Inc.	$65.0	24	10/20/07	$6,456	$3,600
Freeport McMoran Copper & Gold	95.0	18	10/20/07	6,529	19,980
Goodrich Corp.	65.0	26	10/20/07	5,830	8,840
Nucor Corp.	60.0	80	10/20/07	8,626	18,400
State Street Corp.	65.0	29	10/20/07	3,831	12,470
Weyerhaeuser Co.	70.0	21	10/20/07	4,530	8,400

Total written call options (proceeds $35,802)					$71,690

At September 30, 2007, the asset allocation of the Fund is as follows:

Asset Allocation (Unaudited)	% of Net Assets
Common Stocks	62.6
Mortgage-Backed Securities	11.6
Corporate Fixed-Income Bonds & Notes	7.4
Government & Agency Obligations	5.3
Collateralized Mortgage Obligations	3.6
Commercial Mortgage-Backed Securities	3.4
Asset-Backed Securities	0.6
Convertible Bond	0.3
Convertible Preferred Stock	0.1
Preferred Stock	0.1
Rights	0.0

95.0
Securities Lending Collateral	4.3
Short-Term Obligations	5.0
Other Assets & Liabilities, Net	(4.3)

100.0

Acronym	Name
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See Accompanying Notes to Financial Statements.

23

Statement of Assets and Liabilities – Columbia Liberty Fund

September 30, 2007

		($)
Assets	Investments, at cost	545,738,553

	Investments, at value (including securities on loan of $24,747,132)	615,533,978
	Cash	13,590
	Foreign currency (cost of $1,266,661)	1,277,902
	Receivable for:
	Investments sold	6,548,626
	Fund shares sold	35,512
	Interest	1,499,809
	Dividends	463,998
	Foreign tax reclaims	24,039
	Security lending	5,414
	Trustees’ deferred compensation plan	100,622

	Total Assets	625,503,490

Liabilities	Collateral on securities loaned	25,284,448
	Written options at value (premium of $35,802)	71,690
	Payable for:
	Investments purchased	8,713,363
	Fund shares repurchased	705,147
	Futures variation margin	16,905
	Investment advisory fee	262,362
	Transfer agent fee	108,173
	Pricing and bookkeeping fees	18,704
	Trustees’ fees	251
	Custody fee	21,266
	Distribution and service fees	147,729
	Chief compliance officer expenses	195
	Trustees’ deferred compensation plan	100,622
	Other liabilities	107,967

	Total Liabilities	35,558,822

	Net Assets	589,944,668

Net Assets Consist of	Paid-in capital	470,703,869
	Undistributed net investment income	735,936
	Accumulated net realized gain	48,596,950
	Net unrealized appreciation (depreciation) on:
	Investments	69,795,425
	Foreign currency translations	18,173
	Futures contracts	130,203
	Written options	(35,888)

	Net Assets	589,944,668

See Accompanying Notes to Financial Statements.

24

Statement of Assets and Liabilities (continued) – Columbia Liberty Fund

September 30, 2007

Class A	Net assets	$532,412,658
	Shares outstanding	55,288,917
	Net asset value per share	$9.63	(a)
	Maximum sales charge	5.75%
	Maximum offering price per share ($9.63/0.9425)	$10.22	(b)

Class B	Net assets	$51,229,197
	Shares outstanding	5,325,722
	Net asset value and offering price per share	$9.62	(a)

Class C	Net assets	$5,446,691
	Shares outstanding	567,668
	Net asset value and offering price per share	$9.59	(a)

Class Z	Net assets	$856,122
	Shares outstanding	83,305
	Net asset value, offering and redemption price per share	$10.28

(a)	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

(b)	On sales of $50,000 or more the offering price is reduced.

See Accompanying Notes to Financial Statements.

25

Statement of Operations – Columbia Liberty Fund

For the Year Ended September 30, 2007

		($)
Investment Income	Dividends	6,120,282
	Interest	12,529,832
	Securities lending	48,597
	Foreign taxes withheld	(145,785)

	Total Investment Income	18,552,926

Expenses	Investment advisory fee	3,299,000
	Distribution fee:
	Class B	504,932
	Class C	39,686
	Service fee:
	Class A	1,239,156
	Class B	158,501
	Class C	12,462
	Transfer agent fee	878,799
	Pricing and bookkeeping fees	175,700
	Trustees’ fees	33,970
	Custody fee	126,686
	Chief compliance officer expenses	3,822
	Other expenses	318,754

	Total Expenses	6,791,468
	Expense reductions	(25,437)

	Net Expenses	6,766,031

	Net Investment Income	11,786,895

Net Realized and Unrealized Gain (Loss) on Investments, Foreign Currency, Futures Contracts and Written Options	Net realized gain (loss) on:
	Investments	60,101,709
	Foreign currency transactions	38,562
	Futures contracts	(110,256)

	Net realized gain	60,030,015

	Net change in unrealized appreciation (depreciation) on:
	Investments	13,416,024
	Foreign currency translations	18,593
	Futures contracts	101,027
	Written options	(35,888)

	Net change in unrealized appreciation	13,499,756

	Net Gain	73,529,771

	Net Increase Resulting from Operations	85,316,666

See Accompanying Notes to Financial Statements.

26

Statement of Changes in Net Assets – Columbia Liberty Fund

Increase (Decrease) in Net Assets	Year Ended September 30,	2007 ($)	2006 ($)
Operations	Net investment income	11,786,895	12,412,816
	Net realized gain on investments, foreign currency transactions and futures contracts	60,030,015	41,068,768
	Net change in unrealized appreciation (depreciation) on investments, foreign currency translations, futures contracts and written options	13,499,756	(8,679,894)

	Net Increase Resulting from Operations	85,316,666	44,801,690

Distributions to Shareholders	From net investment income:
	Class A	(11,622,190)	(11,409,715)
	Class B	(984,487)	(1,518,313)
	Class C	(78,730)	(76,582)
	Class Z	(26,841)	(23,950)
	From net realized gains:
	Class A	(14,916,474)	—
	Class B	(2,301,523)	—
	Class C	(152,017)	—
	Class Z	(32,922)	—

	Total Distributions to Shareholders	(30,115,184)	(13,028,560)

Share Transactions	Class A:
	Subscriptions	35,415,415	30,604,125
	Distributions reinvested	23,863,700	9,936,771
	Redemptions	(90,136,099)	(97,631,492)

	Net Decrease	(30,856,984)	(57,090,596)

	Class B:
	Subscriptions	1,384,043	1,862,617
	Distributions reinvested	3,134,950	1,435,787
	Redemptions	(45,222,882)	(53,577,943)

	Net Decrease	(40,703,889)	(50,279,539)

	Class C:
	Subscriptions	768,688	1,006,151
	Distributions reinvested	215,233	70,678
	Redemptions	(1,098,493)	(1,746,664)

	Net Decrease	(114,572)	(669,835)

	Class Z:
	Subscriptions	106,778	559,930
	Distributions reinvested	38,540	15,481
	Redemptions	(570,319)	(139,642)

	Net Increase (Decrease)	(425,001)	435,769
	Net Decrease from Share Transactions	(72,100,446)	(107,604,201)

	Total Decrease in Net Assets	(16,898,964)	(75,831,071)

Net Assets	Beginning of period	606,843,632	682,674,703
	End of period	589,944,668	606,843,632
	Undistributed net investment income at end of period	735,936	291,615

See Accompanying Notes to Financial Statements.

27

Statement of Changes in Net Assets (continued) – Columbia Liberty Fund

	Year Ended September 30,	2007	2006
Changes in Shares	Class A:
	Subscriptions	3,864,114	3,565,720
	Issued for distributions reinvested	2,644,997	1,162,174
	Redemptions	(9,814,938)	(11,383,791)

	Net Decrease	(3,305,827)	(6,655,897)

	Class B:
	Subscriptions	151,133	216,523
	Issued for distributions reinvested	349,538	168,281
	Redemptions	(4,944,465)	(6,257,349)

	Net Decrease	(4,443,794)	(5,872,545)

	Class C:
	Subscriptions	84,154	117,577
	Issued for distributions reinvested	24,015	8,302
	Redemptions	(120,150)	(203,324)

	Net Decrease	(11,981)	(77,445)

	Class Z:
	Subscriptions	10,783	60,432
	Issued for distributions reinvested	4,000	1,704
	Redemptions	(57,272)	(15,150)

	Net Increase (Decrease)	(42,489)	46,986

See Accompanying Notes to Financial Statements.

28

Financial Highlights – Columbia Liberty Fund

Selected data for a share outstanding throughout each period is as follows:

Class A Shares
	Year Ended September 30,						Period Ended September 30, 2003 (a)		Year Ended October 31, 2002
	2007	2006		2005		2004
Net Asset Value, Beginning of Period	$8.79	$8.36		$7.68		$7.22	$6.68		$7.53

Income from Investment Operations:
Net investment income (b)	0.19	0.18		0.15		0.13	0.12		0.16
Net realized and unrealized gain (loss) on investments , foreign currency, futures contracts and written options	1.12	0.44		0.70		0.51	0.55		(0.84)

Total from Investment Operations	1.31	0.62		0.85		0.64	0.67		(0.68)

Less Distributions to Shareholders:
From net investment income	(0.21)	(0.19)		(0.17)		(0.18)	(0.13)		(0.17)
From net realized gains	(0.26)	—		—		—	—		—

Total Distributions to Shareholders	(0.47)	(0.19)		(0.17)		(0.18)	(0.13)		(0.17)

Net Asset Value, End of Period	$9.63	$8.79		$8.36		$7.68	$7.22		$6.68
Total return (c)	15.29%	7.47	%(d)(e)	11.12	%(d)	8.92%	10.13	%(f)	(9.19)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.04%	1.03%		1.13%		1.13%	1.23	%(h)	1.18%
Interest expense	—	—		—		—	—	%(h)(i)	—	%(i)
Net expenses (g)	1.04%	1.03%		1.13%		1.13%	1.23	%(h)	1.18%
Waiver/Reimbursement	—	0.01%		0.01%		—	—		—
Net investment income (g)	2.06%	2.07%		1.88%		1.73%	1.86	%(h)	2.24%
Portfolio turnover rate	106%	98%		83%		74%	109	%(f)	41%
Net assets, end of period (000’s)	$532,413	$514,826		$545,773		$574,954	$605,859		$624,483

(a)	The Fund changed its fiscal year end from October 31 to September 30.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.

(d)	Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01%.

(f)	Not Annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

29

Financial Highlights – Columbia Liberty Fund

Selected data for a share outstanding throughout each period is as follows:

Class B Shares
	Year Ended September 30,						Period Ended September 30, 2003 (a)		Year Ended October 31, 2002
	2007	2006		2005		2004
Net Asset Value, Beginning of Period	$8.78	$8.36		$7.68		$7.21	$6.67		$7.51

Income from Investment Operations:
Net investment income (b)	0.12	0.11		0.09		0.07	0.07		0.11
Net realized and unrealized gain (loss) on investments , foreign currency, futures contracts and written options	1.12	0.43		0.70		0.52	0.55		(0.83)

Total from Investment Operations	1.24	0.54		0.79		0.59	0.62		(0.72)

Less Distributions to Shareholders:
From net investment income	(0.14)	(0.12)		(0.11)		(0.12)	(0.08)		(0.12)
From net realized gains	(0.26)	—		—		—	—		—

Total Distributions to Shareholders	(0.40)	(0.12)		(0.11)		(0.12)	(0.08)		(0.12)

Net Asset Value, End of Period	$9.62	$8.78		$8.36		$7.68	$7.21		$6.67
Total return (c)	14.46%	6.55	%(d)(e)	10.30	%(d)	8.22%	9.33	%(f)	(9.77)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.79%	1.78%		1.88%		1.88%	1.98	%(h)	1.93%
Interest expense	—	—		—		—	—	%(h)(i)	—	%(i)
Net expenses (g)	1.79%	1.78%		1.88%		1.88%	1.98	%(h)	1.93%
Waiver/Reimbursement	—	0.01%		0.01%		—	—		—
Net investment income (g)	1.28%	1.31%		1.14%		0.97%	1.11	%(h)	1.49%
Portfolio turnover rate	106%	98%		83%		74%	109	%(f)	41%
Net assets, end of period (000’s)	$51,229	$85,766		$130,724		$171,775	$218,494		$252,598

(a)	The Fund changed its fiscal year end from October 31 to September 30.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01%.

(f)	Not Annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

30

Financial Highlights – Columbia Liberty Fund

Selected data for a share outstanding throughout each period is as follows:

Class C Shares
	Year Ended September 30,						Period Ended September 30, 2003 (a)		Year Ended October 31, 2002
	2007	2006		2005		2004
Net Asset Value, Beginning of Period	$8.76	$8.34		$7.66		$7.20	$6.66		$7.50

Income from Investment Operations:
Net investment income (b)	0.12	0.11		0.09		0.07	0.07		0.11
Net realized and unrealized gain (loss) on investments , foreign currency, futures contracts and written options	1.11	0.43		0.70		0.51	0.55		(0.83)

Total from Investment Operations	1.23	0.54		0.79		0.58	0.62		(0.72)

Less Distributions to Shareholders:
From net investment income	(0.14)	(0.12)		(0.11)		(0.12)	(0.08)		(0.12)
From net realized gains	(0.26)	—		—		—	—		—

Total Distributions to Shareholders	(0.40)	(0.12)		(0.11)		(0.12)	(0.08)		(0.12)

Net Asset Value, End of Period	$9.59	$8.76		$8.34		$7.66	$7.20		$6.66
Total return (c)	14.38%	6.56	%(d)(e)	10.33	%(d)	8.09%	9.34	%(f)	(9.78)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	1.79%	1.78%		1.88%		1.88%	1.98	%(h)	1.93%
Interest expense	—	—		—		—	—	%(h)(i)	—	%(i)
Net expenses (g)	1.79%	1.78%		1.88%		1.88%	1.98	%(h)	1.93%
Waiver/Reimbursement	—	0.01%		0.01%		—	—		—
Net investment income (g)	1.31%	1.31%		1.13%		0.97%	1.11	%(h)	1.49%
Portfolio turnover rate	106%	98%		83%		74%	109	%(f)	41%
Net assets, end of period (000’s)	$5,447	$5,076		$5,478		$6,033	$8,457		$7,873

(a)	The Fund changed its fiscal year end from October 31 to September 30.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested and no contingent deferred sales charge.

(d)	Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01%.

(f)	Not Annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

31

Financial Highlights – Columbia Liberty Fund

Selected data for a share outstanding throughout each period is as follows:

Class Z Shares
	Year Ended September 30,						Period Ended September 30, 2003 (a)		Year Ended October 31, 2002
	2007	2006		2005		2004
Net Asset Value, Beginning of Period	$9.34	$8.88		$8.15		$7.65	$7.07		$7.95

Income from Investment Operations:
Net investment income (b)	0.22	0.21		0.18		0.16	0.14		0.19
Net realized and unrealized gain (loss) on investments , foreign currency, futures contracts and written options	1.21	0.46		0.74		0.54	0.59		(0.88)

Total from Investment Operations	1.43	0.67		0.92		0.70	0.73		(0.69)

Less Distributions to Shareholders:
From net investment income	(0.23)	(0.21)		(0.19)		(0.20)	(0.15)		(0.19)
From net realized gains	(0.26)	—		—		—	—		—

Total Distributions to Shareholders	(0.49)	(0.21)		(0.19)		(0.20)	(0.15)		(0.19)

Net Asset Value, End of Period	$10.28	$9.34		$8.88		$8.15	$7.65		$7.07
Total return (c)	15.72%	7.60	%(d)(e)	11.33	%(d)	9.19%	10.38	%(f)	(8.88)%

Ratios to Average Net Assets/Supplemental Data:
Net expenses before interest expense (g)	0.80%	0.79%		0.90%		0.90%	1.00	%(h)	0.95%
Interest expense	—	—		—		—	—	%(h)(i)	—	%(i)
Net expenses (g)	0.80%	0.79%		0.90%		0.90%	1.00	%(h)	0.95%
Waiver/Reimbursement	—	0.01%		0.01%		—	—		—
Net investment income (g)	2.29%	2.34%		2.11%		1.99%	2.00	%(h)	2.47%
Portfolio turnover rate	106%	98%		83%		74%	109	%(f)	41%
Net assets, end of period (000’s)	$856	$1,175		$700		$641	$340		$137

(a)	The Fund changed its fiscal year end from October 31 to September 30.

(b)	Per share data was calculated using the average shares outstanding during the period.

(c)	Total return at net asset value assuming all distributions reinvested.

(d)	Had the Investment Advisor and/or any of its affiliates not waived or reimbursed a portion of expenses, total return would have been reduced.

(e)	Total return includes a voluntary reimbursement by the Investment Advisor for a realized investment loss due to a trading error. This reimbursement had an impact of less than 0.01%.

(f)	Not Annualized.

(g)	The benefits derived from expense reductions had an impact of less than 0.01%.

(h)	Annualized.

(i)	Rounds to less than 0.01%.

See Accompanying Notes to Financial Statements.

32

Notes to Financial Statements – Columbia Liberty Fund

September 30, 2007

Note 1. Organization

Columbia Liberty Fund (the “Fund”), a series of Columbia Funds Series Trust I (the “Trust”), is a diversified portfolio. The Trust is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

Investment Objective

The Fund seeks primarily income and capital growth, and secondarily, capital preservation.

Fund Shares

The Trust may issue an unlimited number of shares, and the Fund offers four classes of shares: Class A, Class B, Class C and Class Z. Each share class has its own expense structure and, as applicable, sales charges.

Class A shares are subject to a maximum front-end sales charge of 5.75% based on the amount of initial investment. Class A shares purchased without an initial sales charge in accounts aggregating $1 million to $50 million at the time of purchase are subject to a 1.00% contingent deferred sales charge (“CDSC”) if the shares are sold within twelve months after purchase. Class B shares are subject to a maximum CDSC of 5.00% based upon the holding period after purchase. Class B shares will convert to Class A shares eight years after purchase. Class C shares are subject to a 1.00% CDSC on shares sold within twelve months after purchase. Class Z shares are offered continuously at net asset value. There are certain restrictions on the purchase of Class Z shares, as described in the Fund’s prospectus.

Note 2. Significant Accounting Policies

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

Security Valuation

Debt securities generally are valued by pricing services approved by the Trust’s Board of Trustees, based upon market transactions for normal, institutional-size trading units of similar securities. The services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. Debt securities for which quotations are readily available are valued at an over-the-counter or exchange bid quotation. Certain debt securities, which tend to be more thinly traded and of lesser quality, are priced based on fundamental analysis of the financial condition of the issuer and the estimated value of any collateral. Valuations developed through pricing techniques may vary from the actual amounts realized upon sale of the securities, and the potential variation may be greater for those securities valued using fundamental analysis.

Equity securities and exchange traded funds are valued at the last sale price on the principal exchange on which they trade, except for securities traded on NASDAQ, which are valued at the NASDAQ official close price. Unlisted securities or listed securities for which there were no sales during the day are valued at the closing bid price on such exchanges or over-the-counter markets.

Short-term debt obligations maturing within 60 days are valued at amortized cost, which approximates market value.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and ask price.

Foreign securities are generally valued at the last sale price on the foreign exchange or market on which they trade. If any foreign share prices are not readily available as a result of limited share activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the New York Stock Exchange (“NYSE”). The values of such

33

Columbia Liberty Fund

September 30, 2007

securities used in computing the net asset value of the Fund’s shares are determined as of such times. Foreign currency exchange rates are generally determined at 4:00 p.m. Eastern (U.S.) time. Events affecting the values of such foreign securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE, which would not be reflected in the computation of the Fund’s net asset value. If events materially affecting the values of such foreign securities occur and it is determined that market quotations are not reliable, then these foreign securities will be valued at their fair value using procedures approved by the Board of Trustees. The Fund may use a systematic fair valuation model provided by an independent third party to value securities principally traded in foreign markets in order to adjust for possible stale pricing that may occur between the close of the foreign exchanges and the time for valuation. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

Investments for which market quotations are not readily available, or that have quotations which management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. If a security is valued at fair value, such value is likely to be different from the last quoted market price for the security.

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), was issued. SFAS 157 is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is evaluating the impact the application of SFAS 157 will have on the Fund’s financial statement disclosures.

Security Transactions

Security transactions are accounted for on the trade date. Cost is determined and gains (losses) are based upon the specific identification method for both financial statement and federal income tax purposes.

Futures Contracts

The Fund may invest in futures contracts to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and for non hedging purposes. Futures contracts are financial instruments whose values depend on, or are derived from, the value of the underlying security, index or currency.

The use of futures contracts involves certain risks, which include: (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out positions due to differing trading hours, or the temporary absence of a liquid market, for either the instruments or the underlying securities, or (3) an inaccurate prediction by Columbia Management Advisors, LLC (“Columbia”), the Fund’s investment advisor, of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund’s Statement of Assets and Liabilities at any given time.

Upon entering into a futures contract, the Fund deposits cash or securities with the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable and offset in unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed or expires.

Options

The Fund may write call and put options on securities it owns or in which it may invest. Writing put options tends to increase the Fund’s exposure to the underlying instrument. Writing call options tends to decrease the Fund’s exposure to the underlying instrument. When the Fund writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked-to-market to reflect the current value of the option written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against the amounts paid on the underlying future transaction to determine the realized gain or loss. The Fund, as a writer of an option, has no control over whether the underlying future may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the future underlying the written option. There is the risk the Fund may

34

Columbia Liberty Fund

September 30, 2007

not be able to enter into a closing transaction because of an illiquid market. The Fund’s custodian will set aside cash or liquid portfolio securities equal to the amount of the written options contract commitment in a separate account.

Certain Funds may also write call options on a security the Funds own. Writing call options tends to decrease a Fund’s exposure to the underlying security. When a Fund writes a call option, an amount equal to the premium received is recorded as a liability. Premiums received from writing call options which have expired are treated as realized gains.

The Fund may also purchase put and call options. Purchasing call options tends to increase the Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease the Fund’s exposure to the underlying instrument. The Fund may pay a premium, which is included in the Fund’s Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying future transaction to determine the realized gain or loss.

Repurchase Agreements

The Fund may engage in repurchase agreement transactions with institutions that Columbia has determined are creditworthy. The Fund, through its custodian, receives delivery of underlying securities collateralizing a repurchase agreement. Columbia is responsible for determining that collateral is at least equal, at all times, to the value of the repurchase obligation including interest. A repurchase agreement transaction involves certain risks in the event of default or insolvency of the counterparty. These risks include possible delays or restrictions upon the Fund’s ability to dispose of the underlying securities and a possible decline in the value of the underlying securities during the period while the Fund seeks to assert its rights.

Income Recognition

Interest income is recorded on the accrual basis. Premium and discount are amortized and accreted, respectively, on debt securities. Corporate actions and dividend income are recorded on the ex-date, except for certain foreign securities which are recorded as soon after the ex-date as the Fund becomes aware of such, net of any non-reclaimable tax withholdings of foreign holdings.

Awards from class action litigation are recorded as a reduction of cost if the Funds still own the applicable securities on the payment date. If the Funds no longer own the applicable securities, the proceeds are recorded as realized gains. For the year ended September 30, 2007 the Fund recognized $3,653,366 in such gains.

Distributions received from real estate investment trusts (REITs) in excess of their income are recorded as a reduction of the cost of the related investments and/or realized gains as applicable. If the Fund no longer owns the applicable securities, any distributions received in excess of income are recorded as realized gains.

Foreign Currency Transactions

The values of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day’s exchange rates. Net realized and unrealized gains (losses) on foreign currency transactions include gains (losses) arising from the fluctuation in exchange rates between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends, interest income and foreign withholding taxes.

For financial statement purposes, the Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments in the Statement of Operations.

Determination of Class Net Asset Values

All income, expenses (other than class-specific expenses, as shown on the Statement of Operations), and realized and unrealized gains (losses), are allocated to each class of the Fund on a daily basis, based on the relative net assets of each class, for purposes of determining the net asset value of each class.

Federal Income Tax Status

The Fund intends to qualify each year as a “regulated investment company” under Subchapter M of the Internal

35

Columbia Liberty Fund

September 30, 2007

Revenue Code, as amended, and will distribute substantially all of its taxable income, if any, for its tax year, and as such will not be subject to federal income taxes. In addition, the Fund intends to distribute in each calendar year substantially all of its net investment income, capital gains and certain other amounts, if any, such that the Fund should not be subject to federal excise tax. Therefore, no federal income or excise tax provision is recorded.

Distributions to Shareholders

Distributions to shareholders are recorded on ex-date. Net realized capital gains, if any, are distributed at least annually.

Indemnification

In the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown because this would involve future claims against the Fund. Also, under the Trust’s organizational documents and by contract, the Trustees and officers of the Trust are indemnified against certain liabilities that may arise out of actions relating to their duties to the Trust. However, based on experience, the Fund expects the risk of loss due to these representations, warranties and indemnities to be minimal.

Note 3. Federal Tax Information

The timing and character of income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

For the year ended September 30, 2007, permanent book and tax basis differences resulting primarily from differing treatments for paydown reclassifications, PFIC adjustments, redemption based payments treated as dividends paid deduction, market discount reclassifications and discount accretion/premium amortization on debt securities were identified and reclassified among the components of the Fund’s net assets as follows:

Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid-In Capital
$1,369,674	$(4,923,311)	$3,553,637

Net investment income and net realized gains (losses), as disclosed on the Statement of Operations, and net assets were not affected by this reclassification.

The tax character of distributions paid during the years ended September 30, 2007 and September 30, 2006 was as follows:

	September 30, 2007	September 30, 2006
Distributions paid from:
Ordinary Income*	$14,676,237	$13,028,560
Long-Term Capital Gains	15,438,947	—

*	For tax purposes short-term capital gains distributions, if any, are considered ordinary income distributions.

As of September 30, 2007, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-term Capital Gains	Net Unrealized Appreciation (Depreciation)*
$18,400,952	$33,217,852	$67,744,101

*	The differences between book-basis and tax-basis net unrealized appreciation/depreciation are primarily due to losses from wash sales, deferral of losses from wash sales, PFIC adjustments and AICPA amortization/accretion adjustments.

Unrealized appreciation and depreciation at September 30, 2007, based on cost of investments for federal income tax purposes were:

Unrealized Appreciation	$75,468,889
Unrealized Depreciation	(7,724,788)
Net unrealized Appreciation	$67,744,101

In June 2006, the Financial Accounting Standards Board (“FASB”) issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109 (the “Interpretation”). This Interpretation is effective on the last business day of the semiannual reporting period for fiscal years beginning after December 15, 2006 and is to be applied to open tax positions upon initial adoption. This Interpretation prescribes a minimum recognition threshold and measurement method for the financial statement recognition of tax positions taken or expected to be taken in a tax return and also requires certain expanded disclosures. Management is evaluating the

36

Columbia Liberty Fund

September 30, 2007

application of this Interpretation to the Fund and has not at this time quantified the impact, if any, resulting from the adoption of this Interpretation on the Fund’s financial statements.

Note 4. Fees and Compensation Paid to Affiliates

Investment Advisory Fee

Columbia, an indirect, wholly-owned subsidiary of Bank of America Corporation (“BOA”), is the investment advisor to the Fund and provides administrative and other services. Columbia receives a monthly investment advisory fee based on the Fund’s average daily net assets at the following annual rates:

Average Daily Net Assets	Annual Fee Rate
First $1 billion	0.55%
$1 billion to $1.5 billion	0.50%
Over $1.5 billion	0.45%

For the year ended September 30, 2007, the Fund’s effective investment advisory fee rate was 0.55% of the Fund’s average daily net assets.

Sub-Advisory Fee

Nordea Investment Management North America, Inc. (“NIMNAI”) has been retained by Columbia as sub-advisor to a portion of the Fund. As the sub-advisor, NIMNAI is responsible for daily investment operations, including placing all orders for the purchase and sale of portfolio securities for a portion of the Fund. Columbia, from the investment advisory fee it receives, pays NIMNAI a monthly sub-advisory fee at the annual rate of 0.40% of the average daily net asset value of that portion of the Fund’s assets under management by NIMNAI.

Pricing and Bookkeeping Fees

Effective December 15, 2006, the Fund entered into a Financial Reporting Services Agreement (the “Financial Reporting Services Agreement”) with State Street Bank & Trust Company (“State Street”) and Columbia pursuant to which State Street provides financial reporting services to the Fund. Also effective December 15, 2006, the Fund entered into an Accounting Services Agreement with State Street and Columbia (collectively with the Financial Reporting Services Agreement, the “State Street Agreements”) pursuant to which State Street provides accounting services to the Fund. Under the State Street Agreements, the Fund pays State Street an annual fee of $38,000 paid monthly plus a monthly fee based on an annualized percentage rate of average daily net assets. The aggregate fee will not exceed $140,000 per year (exclusive of out-of-pocket expenses and charges). The Fund also reimburses State Street for certain out-of-pocket expenses and charges.

Effective December 15, 2006, the Fund entered into a Pricing and Bookkeeping Oversight and Services Agreement (the “Services Agreement”) with Columbia. Under the Services Agreement, Columbia provides services related to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002, and provides oversight of the accounting and financial reporting services provided by State Street. Under the Services Agreement, the Fund reimburses Columbia for out-of-pocket expenses and direct internal costs relating to accounting oversight and for services relating to Fund expenses and the requirements of the Sarbanes-Oxley Act of 2002.

Prior to December 15, 2006, Columbia was responsible for providing pricing and bookkeeping services to the Fund under a pricing and bookkeeping agreement and was entitled to receive an annual fee at the same fee structure described above under the State Street Agreements. Under separate agreements between Columbia and State Street, Columbia delegated certain functions to State Street. As a result of the delegation, the total fees payable under the pricing and bookkeeping agreement (other than certain reimbursements paid to Columbia and discussed below) were paid to State Street. The Fund also reimbursed Columbia and State Street for out-of-pocket expenses and charges, including fees payable to third parties for pricing the Fund’s portfolio securities and direct internal costs incurred by Columbia in connection with providing fund accounting oversight and monitoring and certain other services.

For the year ended September 30, 2007, the amount charged to the Fund by affiliates included in the Statement of Operations under “Pricing and Bookkeeping fees” aggregated to $49,284, of which $1,419 is unpaid. For the year ended September 30, 2007, the effective pricing and bookkeeping fee rate for the Fund, inclusive of out-of-pocket expenses, was 0.029% of the Fund’s average daily net assets.

37

Columbia Liberty Fund

September 30, 2007

Transfer Agent Fee

Columbia Management Services, Inc. (the “Transfer Agent”), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, provides shareholder services to the Fund and has contracted with Boston Financial Data Services (“BFDS”) to serve as sub-transfer agent. The Transfer Agent is entitled to receive a fee for its services, paid monthly, at the annual rate of $17.00 per open account plus reimbursement of certain sub-transfer agent fees paid by the Transfer Agent (exclusive of BFDS fees), calculated based on assets held in omnibus accounts and intended to recover the cost of payments to other parties (including affiliates of BOA) for services to those accounts. The Transfer Agent pays the fees of BFDS for services as sub-transfer agent and is not entitled to reimbursement for such fees from the Fund. The Transfer Agent may also retain, as additional compensation for its services, fees for wire, telephone and redemption orders, IRA trustee agent fees and account transcript fees due the Transfer Agent from shareholders of the Fund and credits (net of bank charges) earned with respect to balances in accounts the Transfer Agent maintains in connection with its services to the Fund. The Transfer Agent also receives reimbursement for certain out-of-pocket expenses.

An annual minimum account balance fee of $20 may apply on certain accounts with a value below the initial minimum investment requirements for such accounts to reduce the impact of small accounts on transfer agent fees. These minimum account balance fees are recorded as a reduction of total expenses on the Statement of Operations. For the year ended September 30, 2007, these minimum account balance fees reduced total expenses by $17,145.

For the year ended September 30, 2007, the Fund’s effective transfer agent fee rate, inclusive of out-of-pocket expenses, sub-transfer agent fees, and net of minimum account balance fees and waivers if applicable, was 0.14% of the Fund’s average daily net assets.

Underwriting Discounts, Service and Distribution Fees

Columbia Management Distributors, Inc. (the “Distributor”), an affiliate of Columbia and an indirect, wholly-owned subsidiary of BOA, is the principal underwriter of the Fund. For the year ended September 30, 2007, the Distributor has retained net underwriting discounts of $18,028 on sales of the Fund’s Class A shares and net CDSC fees of $94, $59,427 and $1,652 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted Rule 12b-1 plans (the “Plans”) for Class A, Class B and Class C shares, which require the payment of a monthly service fee to the Distributor. The annual service fee portion of the Plans may equal up to 0.15% of net assets attributable to shares issued prior to April 1, 1989 and 0.25% of net assets attributable to shares issued thereafter. This arrangement results in a rate of service fee for all shares that is a blend between the 0.15% and 0.25% rates. For the year ended September 30, 2007, the Class A, Class B and Class C shares’ effective service fee rate was 0.24%.

The Plans also require the payment of a monthly distribution fee to the Distributor at the annual rate of 0.75% of the average daily net assets attributable to Class B and Class C shares only.

The CDSC and the distribution fees received from the Plans are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

Custody Credits

The Fund has an agreement with its custodian bank under which custody fees may be reduced by balance credits. These credits are recorded as a reduction of total expenses in the Statement of Operations. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangement in an income-producing asset if it had not entered into such an agreement. For the year ended September 30, 2007, these credits reduced total expenses by $8,292.

Fees Paid to Officers and Trustees

All officers of the Fund are employees of Columbia or its affiliates and, with the exception of the Fund’s Chief Compliance Officer, receive no compensation from the Fund. The Board of Trustees has appointed a Chief Compliance Officer to the Fund in accordance with federal securities regulations. The Fund, along with other affiliated funds, pays its pro-rata share of the expenses associated with the Chief Compliance Officer. The Fund’s expenses for the Chief Compliance Officer will not exceed $15,000 per year.

38

Columbia Liberty Fund

September 30, 2007

The Fund’s Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund’s assets.

Note 5. Portfolio Information

For the year ended September 30, 2007, the cost of purchases and proceeds from sales of securities, excluding short-term obligations, were $604,103,561 and $688,336,997, respectively, of which $142,613,153 and $141,626,997, respectively, were U.S. Government securities.

Note 6. Securities Lending

The Fund may lend its securities to certain approved brokers, dealers and other financial institutions. Each loan is collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from the investment of collateral. The market value of the loaned securities is determined at the close of business of the Fund and any additional required collateral is delivered to the Fund on the next business day. The collateral received is invested and the income generated by the investment of the collateral, net of any fees remitted to State Street as the lending agent and borrower rebates, is paid to the Fund. Generally, in the event of borrower default, the Fund has the right to use the collateral to offset any losses incurred. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a potential loss to the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

Note 7. Line of Credit

The Fund and other affiliated funds participate in a $350,000,000 committed unsecured revolving line of credit and a $150,000,000 uncommitted, unsecured line of credit, both provided by State Street. Borrowings are available for temporary or emergency purposes.

Interest on the committed line of credit is charged to each participating fund based on the fund’s borrowings at a rate per annum equal to the Federal Funds Rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the unutilized committed line of credit. Interest on the uncommitted line of credit is charged to each participating fund based on the fund’s borrowings at a variable rate per annum equal to the Federal Funds Rate plus a spread, as determined and quoted by State Street at the time of the request for a loan. A one-time structuring fee of $30,000 is also accrued and apportioned to each fund participating in the uncommitted line of credit based on the average net assets of the participating funds. In addition, if the uncommitted line of credit is extended for an additional period, an annual administration fee of $15,000 will be charged and apportioned among each participating fund. The commitment fee and structuring fee are included in “Other expenses” in the Statement of Operations. For the year ended September 30, 2007, the Fund did not borrow under this arrangement.

Note 8. Significant Risks and Contingencies

Legal Proceedings

On February 9, 2005, Columbia Management Advisors, Inc. (which has since merged into Banc of America Capital Management, LLC (now named Columbia Management Advisors, LLC)) (“Columbia”) and Columbia Funds Distributor, Inc. (which has been renamed Columbia Management Distributors, Inc.) (the “Distributor”) (collectively, the “Columbia Group”) entered into an Assurance of Discontinuance with the New York Attorney General (“NYAG”) (the “NYAG Settlement”) and consented to the entry of a cease-and-desist order by the Securities and Exchange Commission (“SEC”) (the “SEC Order”) on matters relating to mutual fund trading.

Under the terms of the SEC Order, the Columbia Group agreed, among other things, to: pay $70 million in disgorgement and $70 million in civil money penalties; cease and desist from violations of the antifraud provisions and certain other provisions of the federal securities laws; maintain certain compliance and ethics oversight structures; retain an independent consultant to review the Columbia Group’s applicable supervisory, compliance, control and other policies and procedures; and retain an independent distribution consultant (see below). The Columbia Funds have also voluntarily undertaken to implement certain governance measures designed to maintain the independence of their boards of trustees. The NYAG Settlement also, among other things, requires Columbia and its affiliates to reduce management fees for certain Columbia Funds (including the former Nations Funds) and other mutual funds collectively by $32 million per year for five years, for a projected total of $160 million in management fee reductions.

39

Columbia Liberty Fund

September 30, 2007

Pursuant to the procedures set forth in the SEC Order, the $140 million in settlement amounts described above is being distributed in accordance with a distribution plan that was developed by an independent distribution consultant and approved by the SEC on April 6, 2007. Distributions under the distribution plan began in late June 2007.

A copy of the SEC Order is available on the SEC website at http://www.sec.gov. A copy of the NYAG Settlement is available as part of the Bank of America Corporation Form 8-K filing on February 10, 2005.

In connection with the events described above, various parties have filed suit against certain funds, the Trustees of the Columbia Funds, FleetBoston Financial Corporation and its affiliated entities and/or Bank of America and its affiliated entities.

On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred these cases and cases against other mutual fund companies based on similar allegations to the United States District Court in Maryland for consolidated or coordinated pretrial proceedings (the “MDL”). Subsequently, additional related cases were transferred to the MDL. On September 29, 2004, the plaintiffs in the MDL filed amended and consolidated complaints. One of these amended complaints is a putative class action that includes claims under the federal securities laws and state common law, and that names Columbia, the Distributor, the Trustees of the Columbia Funds, Bank of America Corporation and others as defendants. Another of the amended complaints is a derivative action purportedly on behalf of the Columbia Funds that asserts claims under federal securities laws and state common law.

On February 25, 2005, Columbia and other defendants filed motions to dismiss the claims in the pending cases. On March 1, 2006, for reasons stated in the court’s memoranda dated November 3, 2005, the U.S. District Court for the District of Maryland granted in part and denied in part the defendants’ motions to dismiss. The court dismissed all of the class action claims pending against the Columbia Funds Trusts. As to Columbia and the Distributor, the claims under the Securities Act of 1933, the claims under Sections 34(b) and 36(a) of the Investment Company Act of 1940 (“ICA”) and the state law claims were dismissed. The claims under Sections 10(b) and 20(a) of the Securities Exchange Act of 1934 and claims under Section 36(b) of the ICA were not dismissed.

On March 21, 2005, a purported class action was filed in Massachusetts state court alleging that certain conduct, including market timing, entitled Class B shareholders in certain Columbia funds to an exemption from contingent deferred sales charges upon early redemption (“the CDSC Lawsuit”). The CDSC Lawsuit was removed to federal court in Massachusetts and transferred to the MDL.

On September 14, 2007, the plaintiffs and the Columbia defendants named in the MDL, including the Columbia Funds, entered into a stipulation of settlement with respect to all Columbia-related claims in the MDL described above, including the CDSC Lawsuit. The settlement is subject to court approval.

In 2004, the Columbia Funds’ adviser and distributor and certain affiliated entities and individuals were named as defendants in certain purported shareholder class and derivative actions making claims, including claims under the Investment Company and the Investment Advisers Acts of 1940 and state law. Certain Columbia Funds were named as nominal defendants. The suits allege, inter alia, that the fees and expenses paid by the funds are excessive and that the advisers and their affiliates inappropriately used fund assets to distribute the funds and for other improper purposes. On March 2, 2005, the actions were consolidated in the Massachusetts federal court as In re Columbia Entities Litigation. The plaintiffs filed a consolidated amended complaint on June 9, 2005. On November 30, 2005, the judge dismissed all claims by plaintiffs and entered final judgment in favor of the defendants. The plaintiffs appealed to the United States Court of Appeals for the First Circuit on December 30, 2005. A stipulation and settlement agreement dated January 19, 2007 was filed in the First Circuit on February 14, 2007, with a joint stipulation of dismissal and motion for remand to obtain district court approval of the settlement. That joint motion was granted and the appeal was dismissed. On March 6, 2007, the case was remanded to the District Court. The settlement, approved by the District Court on September 18, 2007, became effective October 19, 2007. The funds’ adviser and/or its affiliates are required, pursuant to the settlement, to make certain payments including plaintiffs’ attorneys’ fees and costs of notice to class members.

40

Report of Independent Registered Public Accounting Firm

To the Trustees of Columbia Funds Series Trust I and the Shareholders of Columbia Liberty Fund

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Columbia Liberty Fund (the “Fund”) (a series of Columbia Funds Series Trust I) at September 30, 2007, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at September 30, 2007 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

The financial highlights of the Fund for fiscal periods ended on or prior to September 30, 2003 were audited by other independent accountants whose report dated November 14, 2003 expressed an unqualified opinion on those highlights.

PricewaterhouseCoopers LLP

Boston, Massachusetts

November 21, 2007

41

Unaudited Information – Columbia Liberty Fund

Federal Income Tax Information

For the fiscal year ended September 30, 2007, the Fund designates long-term capital gains of $36,965,265.

16.46% of the ordinary income distributed by the Fund, for the year ended September 30, 2007, qualifies for the corporate dividends received deduction.

For non-corporate shareholders, 19.73%, or the maximum amount allowable under the Jobs and Growth Tax Relief Reconciliation Act of 2003, of income earned by the Fund for the period October 1, 2006 to September 30, 2007 may represent qualified dividend income. Final information will be provided in your 2007 Form 1099-DIV.

42

Fund Governance

The Trustees serve terms of indefinite duration. The names, addresses and ages of the Trustees and officers of the Funds in Columbia Funds Series Trust I, the year each was first elected or appointed to office, their principal business occupations during at least the last five years, the number of portfolios overseen by each Trustee and other directorships they hold are shown below. Each officer listed below serves as an officer of each Fund in the Columbia Funds Complex.

Independent Trustees

Name, address and year of birth, Position with funds, Year first elected or appointed to office[1]	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee, Other directorships held

Douglas A. Hacker (Born 1955)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Independent business executive since May, 2006; Executive Vice President-Strategy of United Airlines (airline) from December, 2002 to May, 2006; President of UAL Loyalty Services (airline marketing company) from September, 2001 to December, 2002; Executive Vice President and Chief Financial Officer of United Airlines from July, 1999 to September, 2001. Oversees 68, Nash Finch Company (food distributor); Aircastle Limited (aircraft leasing)

Janet Langford Kelly (Born 1957)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1996)	Senior Vice President, General Counsel and Corporate Secretary, ConocoPhillips (integrated energy company) since September, 2007; Deputy General Counsel–Corporate Legal Services, ConocoPhillips from August, 2006 to August, 2007; Partner, Zelle, Hofmann, Voelbel, Mason & Gette LLP (law firm) from March, 2005 to July, 2006; Adjunct Professor of Law, Northwestern University, from September, 2004 to June, 2006, Director, UAL Corporation (airline) from February, 2006 to July, 2006; Chief Administrative Officer and Senior Vice President, Kmart Holding Corporation (consumer goods), from September, 2003 to March, 2004; Executive Vice President–Corporate Development and Administration, General Counsel and Secretary, Kellogg Company (food manufacturer), from September, 1999 to August, 2003. Oversees 68, None

Richard W. Lowry (Born 1936)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1995)

Private Investor since August, 1987 (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation (building products manufacturer) until 1987). Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Charles R. Nelson (Born 1942)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1981)	Professor of Economics, University of Washington, since January, 1976; Ford and Louisa Van Voorhis Professor of Political Economy, University of Washington, since September, 1993; Director, Institute for Economic Research, University of Washington from September, 2001 to June, 2003; Adjunct Professor of Statistics, University of Washington, since September, 1980; Associate Editor, Journal of Money Credit and Banking, since September, 1993; Consultant on econometric and statistical matters. Oversees 68, None

[1]

In December 2000, the boards of each of the former Liberty Funds and former Stein Roe Funds were combined into one board of trustees responsible for the oversight of both fund groups (collectively, the “Liberty Board”). In October 2003, the trustees on the Liberty Board were elected to the boards of the Columbia Funds (the “Columbia Board”) and of the CMG Fund Trust (the “CMG Funds Board”); simultaneous with that election, Patrick J. Simpson who had been a director on the Columbia Board and trustee on the CMG Funds Board, was appointed to serve as trustee of the Liberty Board. The date shown is the earliest date on which a trustee/director was elected or appointed to the board of a Fund in the Columbia Funds Complex.

43

Fund Governance (continued)

Name, address and year of birth, Position with funds, Year first elected or appointed to office[1]	Principal occupation(s) during past five years, Number of portfolios in Columbia Funds Complex overseen by trustee, Other directorships held

John J. Neuhauser (Born 1943)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1985)

President, St. Michaels College, since August, 2007; University Professor, Boston College from November, 2005 to August, 2007; Academic Vice President and Dean of Faculties, Boston College from August, 1999 to October, 2005. Oversees 68, Liberty All-Star Equity Fund and Liberty All-Star Growth Fund, Inc. (closed-end funds)

Patrick J. Simpson (Born 1944)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 2000)	Partner, Perkins Coie LLP (law firm). Oversees 68, None

Thomas E. Stitzel (Born 1936)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Business Consultant since 1999; Chartered Financial Analyst. Oversees 68, None

Thomas C. Theobald (Born 1937)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee and Chairman of the Board[2] (since 1996)	Partner and Senior Advisor, Chicago Growth Partners (private equity investing) since September, 2004; Managing Director, William Blair Capital Partners (private equity investing) from September, 1994 to September, 2004. Oversees 68, Anixter International (network support equipment distributor); Ventas, Inc. (real estate investment trust); Jones Lang LaSalle (real estate management services); Ambac Financial Group (financial guaranty insurance)

Anne-Lee Verville (Born 1945)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee (since 1998)	Retired since 1997 (formerly General Manager, Global Education Industry, IBM Corporation (computer and technology) from 1994 to 1997). Oversees 68, None

Interested Trustee

William E. Mayer (Born 1940)
c/o Columbia Management Advisors, LLC One Financial Center Boston, MA 02111 Trustee[3] (since 1994)	Partner, Park Avenue Equity Partners (private equity) since February, 1999; Dean and Professor, College of Business, University of Maryland, 1992 to 1997. Oversees 68, Lee Enterprises (print media), WR Hambrecht + Co. (financial service provider); Reader’s Digest (publishing)

[2]	Mr. Theobald was appointed as Chairman of the Board effective December 10, 2003.

[3]	Mr. Mayer is an “interested person” (as defined in the Investment Company Act of 1940) by reason of his affiliation with WR Hambrecht + Co.

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, upon request by calling 1-800-345-6611.

44

Fund Governance (continued)

Officers

Name, address and year of birth, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

Christopher L. Wilson (Born 1957)
One Financial Center Boston, MA 02111 President (since 2004)	President–Columbia Funds, since October 2004; Managing Director–Columbia Management Advisors, LLC, since September 2005; Senior Vice President–Columbia Management Distributors, Inc., since January 2005; Director–Columbia Management Services, Inc., since January 2005; Director–Bank of America Global Liquidity Funds, plc and Banc of America Capital Management (Ireland), Limited, since May 2005; Director–FIM Funding, Inc., since January 2005; President and Chief Executive Officer–CDC IXIS AM Services, Inc. (investment management), from September 1998 through August 2004; and a senior officer or director of various other Bank of America-affiliated entities, including other registered and unregistered funds.

James R. Bordewick, Jr. (Born 1959)
One Financial Center Boston, MA 02111 Senior Vice President, Secretary and Chief Legal Officer (since 2006)	Associate General Counsel, Bank of America since April, 2005; Senior Vice President and Associate General Counsel, MFS Investment Management (investment management) prior to April, 2005.

J. Kevin Connaughton (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President, Chief Financial Officer and Treasurer (since 2000)	Treasurer–Columbia Funds, since October 2003; Treasurer–the Liberty Funds, Stein Roe Funds and Liberty All-Star Funds, December 2000–December 2006; Vice President–Columbia Management Advisors, LLC, since April 2003; President–Columbia Funds, Liberty Funds and Stein Roe Funds, February 2004 to October 2004; Treasurer–Galaxy Funds, September 2002 to December 2005; Treasurer, December 2002 to December 2004, and President, February 2004 to December 2004–Columbia Management Multi-Strategy Hedge Fund, LLC; and a senior officer of various other Bank of America-affiliated entities, including other registered and unregistered funds.

Linda J. Wondrack (Born 1964)
One Financial Center Boston, MA 02111 Senior Vice President, Chief Compliance Officer (since 2007)	Director (Columbia Management Group LLC and Investment Product Group Compliance), Bank of America since June 2005; Director of Corporate Compliance and Conflicts Officer, MFS Investment Management (investment management), August 2004 to May 2005; Managing Director, Deutsche Asset Management (investment management) prior to August 2004.

Michael G. Clarke (Born 1969)
One Financial Center Boston, MA 02111 Chief Accounting Officer and Assistant Treasurer (since 2004)	Director of Fund Administration of the Advisor since January, 2006; Managing Director of the Advisor September, 2004 to December, 2005; Vice President Fund Administration of the Advisor June, 2002 to September, 2004. Vice President Product Strategy and Development of the Advisor from February, 2001 to June, 2002.

Jeffrey R. Coleman (Born 1969)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Fund Controller of the Advisor from October 2004 to January 2006; Vice President of CDC IXIS Asset Management Services, Inc. (investment management) from August, 2000 to September, 2004.

45

Fund Governance (continued)

Name, address and year of birth, Position with Columbia Funds, Year first elected or appointed to office	Principal occupation(s) during past five years

Joseph F. DiMaria (Born 1968)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2006)	Director of Fund Administration of the Advisor since January, 2006; Head of Tax/Compliance and Assistant Treasurer of the Advisor from November, 2004 to December, 2005; Director of Trustee Administration (Sarbanes-Oxley) of the Advisor from May, 2003 to October, 2004; Senior Audit Manager, PricewaterhouseCoopers (independent registered public accounting firm) from July, 2000 to April, 2003.

Marybeth C. Pilat (Born 1968)
One Financial Center Boston, MA 02111 Deputy Treasurer (since 2007)	Director of Fund Administration since June, 2007; Vice President, Mutual Fund Valuation of the Advisor from January 2006 to May 2007; Vice President, Mutual Fund Accounting Oversight of the Advisor prior to January 2006.

Barry S. Vallan (Born 1969)
One Financial Center Boston, MA 02111 Controller (since 2006)	Vice President-Fund Treasury of the Advisor since October, 2004; Vice President–Trustee Reporting of the Advisor from April, 2002 to October, 2004; Management Consultant, PricewaterhouseCoopers (independent registered public accounting firm) prior to October, 2002.

46

Columbia Funds

Growth funds

Columbia Acorn Fund

Columbia Acorn Select

Columbia Acorn USA

Columbia Large Cap Growth Fund

Columbia Marsico 21st Century Fund

Columbia Marsico Focused Equities Fund

Columbia Marsico Growth Fund

Columbia Mid Cap Growth Fund

Columbia Small Cap Growth Fund I

Columbia Small Cap Growth Fund II

Core funds	Columbia Common Stock Fund Columbia Large Cap Core Fund Columbia Small Cap Core Fund
Value funds

Columbia Disciplined Value Fund

Columbia Dividend Income Fund

Columbia Large Cap Value Fund

Columbia Mid Cap Value Fund

Columbia Small Cap Value Fund I

Columbia Small Cap Value Fund II

Columbia Strategic Investor Fund

Asset Allocation/Hybrid funds

Columbia Asset Allocation Fund

Columbia Asset Allocation Fund II

Columbia Balanced Fund

Columbia Liberty Fund

Columbia LifeGoalTM Balanced Growth Portfolio

Columbia LifeGoalTM Growth Portfolio

Columbia LifeGoalTM Income Portfolio

Columbia LifeGoalTM Income and Growth Portfolio

Columbia Masters Global Equity Portfolio

Columbia Masters Heritage Portfolio

Columbia Masters International Equity Portfolio

Columbia Thermostat Fund

Index funds	Columbia Large Cap Enhanced Core Fund Columbia Large Cap Index Fund Columbia Mid Cap Index Fund Columbia Small Cap Index Fund
Specialty funds	Columbia Convertible Securities Fund Columbia Real Estate Equity Fund Columbia Technology Fund
Global/International funds

Columbia Acorn International

Columbia Acorn International Select

Columbia Global Value Fund

Columbia Greater China Fund

Columbia International Stock Fund

Columbia International Value Fund

Columbia Marsico International Opportunities Fund

Columbia Multi-Advisor International Equity Fund

Columbia World Equity Fund

47

Taxable Bond funds

Columbia Conservative High Yield Fund

Columbia Core Bond Fund

Columbia Federal Securities Fund

Columbia High Income Fund

Columbia High Yield Opportunity Fund

Columbia Income Fund

Columbia Intermediate Bond Fund

Columbia Short Term Bond Fund

Columbia Strategic Income Fund

Columbia Total Return Bond Fund

Columbia U.S. Treasury Index Fund

Tax-Exempt Bond funds

Columbia California Tax-Exempt Fund

Columbia California Intermediate Municipal Bond Fund

Columbia Connecticut Tax-Exempt Fund

Columbia Connecticut Intermediate Municipal Bond Fund

Columbia Georgia Intermediate Municipal Bond Fund

Columbia High Yield Municipal Fund

Columbia Intermediate Municipal Bond Fund

Columbia Massachusetts Intermediate Municipal Bond Fund

Columbia Massachusetts Tax-Exempt Fund

Columbia Maryland Intermediate Municipal Bond Fund

Columbia North Carolina Intermediate Municipal Bond Fund

Columbia New York Tax-Exempt Fund

Columbia New Jersey Intermediate Municipal Bond Fund

Columbia New York Intermediate Municipal Bond Fund

Columbia Oregon Intermediate Municipal Bond Fund

Columbia Rhode Island Intermediate Municipal Bond Fund

Columbia South Carolina Intermediate Municipal Bond Fund

Columbia Short Term Municipal Bond Fund

Columbia Tax-Exempt Fund

Columbia Virginia Intermediate Municipal Bond Fund

Money Market funds

Columbia California Tax-Exempt Reserves

Columbia Cash Reserves

Columbia Connecticut Municipal Reserves

Columbia Government Plus Reserves

Columbia Government Reserves

Columbia Massachusetts Municipal Reserves

Columbia Money Market Reserves

Columbia Municipal Reserves

Columbia New York Tax-Exempt Reserves

Columbia Prime Reserves

Columbia Tax-Exempt Reserves

Columbia Treasury Reserves

For complete product information on any Columbia Fund, visit our website at www.columbiafunds.com.

48

Important Information About This Report

Columbia Liberty Fund

Transfer Agent

Columbia Management Services, Inc.

P.O. Box 8081

Boston, MA 02266-8081

1-800-345-6611

Distributor

Columbia Management

Distributors, Inc.

One Financial Center

Boston, MA 02111

Investment Advisor

Columbia Management Advisors, LLC

100 Federal Street

Boston, MA 02110

The fund mails one shareholder report to each shareholder address. If you would like more than one report, please call shareholder services at 1-800-345-6611 and additional reports will be sent to you. This report has been prepared for shareholders of Columbia Liberty Fund.

A description of the policies and procedures that the fund uses to determine how to vote proxies and a copy of the fund’s voting records are available (i) at www.columbiamanagement.com; (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) without charge, upon request, by calling 1-800-368-0346. Information regarding how the fund voted proxies relating to portfolio securities during the 12-month period ended June 30 is available from the SEC’s website. Information regarding how the fund voted proxies relating to portfolio securities is also available from the fund’s website.

The fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Please consider the investment objectives, risks, charges and expenses for the fund carefully before investing. Contact your financial advisor for a prospectus, which contains this and other important information about the fund. You should read it carefully before you invest.

Columbia Management Group, LLC (“Columbia Management”) is the investment management division of Bank of America Corporation. Columbia Management entities furnish investment management services and products for institutional and individual investors. Columbia Funds are distributed by Columbia Management Distributors, Inc., member of FINRA, SIPC, part of Columbia Management and an affiliate of Bank of America Corporation.

49

Columbia Liberty Fund

Annual Report – September 30, 2007

©2007 Columbia Management Distributors, Inc.

One Financial Center, Boston, MA 02111-2621

800-345-6611 www.columbiafunds.com

SHC-42/136401-0907 (11/07) 07-45937

Item 2. Code of Ethics.

(a)

The registrant has, as of the end of the period covered by this report, adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)	During the period covered by this report, there were not any amendments to a provision of the code of ethics adopted in 2(a) above.

(c)

During the period covered by this report, there were no waivers, including any implicit waivers, from a provision of the code of ethics described in 2(a) above that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees has determined that Douglas A. Hacker, Thomas E. Stitzel and Anne-Lee Verville, each of whom are members of the registrant’s Board of Trustees and Audit Committee, each qualify as an audit committee financial expert. Mr. Hacker, Mr. Stitzel and Ms. Verville are each independent trustees, as defined in paragraph (a)(2) of this item’s instructions and collectively constitute the entire Audit Committee.

Item 4. Principal Accountant Fees and Services.

Fee information below is disclosed for the seven series of the registrant whose reports to stockholders are included in this annual filing. Comparative fee information for fiscal year ended September 30, 2006 also includes fees for three series that were merged into the registrant.

(a) Audit Fees. Aggregate Audit Fees billed by the principal accountant for professional services rendered during the fiscal years ended September 30, 2007 and September 30, 2006 are approximately as follows:

2007	2006
$222,200	$206,300

Audit Fees include amounts related to the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-Related Fees. Aggregate Audit-Related Fees billed to the registrant by the principal accountant for professional services rendered during the fiscal years ended September 30, 2007 and September 30, 2006 are approximately as follows:

2007	2006
$30,800	$57,500

Audit-Related Fees include amounts for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported in Audit Fees above. In both fiscal years 2007 and 2006, Audit-Related Fees consist of agreed-upon procedures performed for semi-annual shareholder reports. Fiscal year 2006 also includes Audit-Related Fees for agreed-upon procedures related to fund mergers.

During the fiscal years ended September 30, 2007 and September 30, 2006, there were no Audit-Related Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(c) Tax Fees. Aggregate Tax Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended September 30, 2007 and September 30, 2006 are approximately as follows:

2007	2006
$44,200	$64,600

Tax Fees include amounts for the review of annual tax returns, the review of required shareholder distribution calculations and typically include amounts for professional services by the principal accountant for tax compliance, tax advice and tax planning. Both fiscal years 2007 and 2006 also include tax fees for foreign tax assistance. Fiscal year 2006 also includes agreed-upon procedures related to fund mergers and the review of final tax returns.

During the fiscal years ended September 30, 2007 and September 30, 2006, there were no Tax Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant.

(d) All Other Fees. Aggregate All Other Fees billed by the principal accountant to the registrant for professional services rendered during the fiscal years ended September 30, 2007 and September 30, 2006 are approximately as follows:

2007	2006
$0	$2,300

All Other Fees include amounts for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) above. In fiscal year 2006, All Other Fees consist of fees billed for agreed-upon procedures related to the review of the registrant’s anti-money laundering program.

Aggregate All Other Fees billed by the registrant’s principal accountant to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for an engagement that related directly to the operations and financial reporting of the registrant during the fiscal years ended September 30, 2007 and September 30, 2006 are approximately as follows:

2007	2006
$849,100	$361,600

In both fiscal years 2007 and 2006, All Other Fees consist of fees billed for internal control examinations of the registrant’s transfer agent and investment advisor.

(e)(1) Audit Committee Pre-Approval Policies and Procedures

The registrant’s Audit Committee is required to pre-approve the engagement of the registrant’s independent accountants to provide audit and non-audit services to the registrant and non-audit services to its investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by or under common control with such investment adviser that provides ongoing services to the registrant (“Adviser Affiliates”), if the engagement relates directly to the operations and financial reporting of the registrant.

The Audit Committee has adopted a Policy for Engagement of Independent Accountants for Audit and Non-Audit Services (“Policy”). The Policy sets forth the understanding of the Audit Committee regarding the engagement of the registrant’s independent accountants to provide (i) audit and permissible audit-related, tax and other services to the registrant (collectively “Fund Services”); (ii) non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates, if the engagement relates directly to the operations or financial reporting of a Fund (collectively “Fund-related Adviser Services”); and (iii) certain other audit and non-audit services to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates. Unless a type of service receives general pre-approval under the Policy, it requires specific pre-approval by the Audit Committee if it is to be provided by the independent accountants. Pre-approval of non-audit services to the registrant, the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and Adviser Affiliates may be waived provided that the “de minimis” requirements set forth under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X are met.

Under the Policy, the Audit Committee may delegate pre-approval authority to any pre-designated member or members who are Independent Trustees/Directors. The member(s) to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next regular meeting. The Audit Committee’s responsibilities with respect to the pre-approval of services performed by the independent accountants may not be delegated to management.

The Policy requires the Fund Treasurer and/or Director of Board Administration to submit to the Audit Committee, on an annual basis, a schedule of the types of services that are subject to general pre-approval. The schedule(s) provide a description of each type of service that is subject to general pre-approval and, where possible, will provide estimated fee caps for each instance of providing each service. The Audit Committees will review and approve the types of services and review the projected fees for the next fiscal year and may add to, or subtract from, the list of general pre-approved services from time to time based on subsequent determinations. That approval acknowledges that the Audit Committee is in agreement with the specific types of services that the independent accountants will be permitted to perform.

The Fund Treasurer and/or Director of Board Administration shall report to the Audit Committee at each of its regular meetings regarding all Fund Services or Fund-related Adviser Services initiated since the last such report was rendered, including a general description of the services, actual billed and projected fees, and the means by which such Fund Services or Fund-related Adviser Services were pre-approved by the Audit Committee.

*****

(e)(2) The percentage of services described in paragraphs (b) through (d) of this Item approved pursuant to the “de minimis” exception under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X during both fiscal years ended September 30, 2007 and September 30, 2006 was zero.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for the fiscal years ended September 30, 2007 and September 30, 2006 are approximately as follows:

2007	2006
$924,100	$486,000

(h) The registrant’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the registrant’s adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments

The registrant’s “Schedule I – Investments in securities of unaffiliated issuers” (as set forth in 17 CFR 210.12-12) is included in Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have not been any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, since those procedures were last disclosed in response to requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A) or this Item.

Item 11. Controls and Procedures.

(a)

The registrant’s principal executive officer and principal financial officers, based on their evaluation of the registrant’s disclosure controls and procedures as of a date within 90 days of the filing of this report, have concluded that such controls and procedures are adequately designed to ensure that information required to be disclosed by the registrant in Form N-CSR is accumulated and communicated to the registrant’s management, including the principal executive officer and principal financial officer, or persons performing similar functions, as appropriate to allow timely decisions regarding required disclosure.

(b)

There was no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Code of ethics required to be disclosed under Item 2 of Form N-CSR attached hereto as Exhibit 99.CODE ETH.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Columbia Funds Series Trust I

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	November 26, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Christopher L. Wilson
Christopher L. Wilson, President

Date	November 26, 2007

By (Signature and Title)	/s/ J. Kevin Connaughton
J. Kevin Connaughton, Treasurer

Date	November 26, 2007